Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees (Chapter 11 Counsel)		$11,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42			
43			
44	**Total Current Liabilities**		$11,008
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		$11,008
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	$0
48	Priority unsecured claims	F	$12,900
49	General unsecured claims	F	$1,813,699
50	**Total Pre-Petition Liabilities**		$1,826,599
51	**Total Liabilities**		$1,837,607
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		($46,283,204)
53	Capital Stock		$13,329,798
54	Additional paid-in capital		$31,287,366
55	Cumulative profit/(loss) since filing of case		$564,769
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		($1,101,271)
60	**Total Liabilities and Equity (Deficit)**		$736,336

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$ 488,489.00		
31-60 Days	$0		
61-90 Days	$0		$0
91+ Days	$0		
Total accounts receivable/payable	$488,489	$0	
Allowance for doubtful accounts			
Accounts receivable (net)	$488,489		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est.)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$10,000
Add -	
Net purchase	$0
Direct labor & Other Selling Costs	$20,394
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	$10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	$20,394

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999 0:00

Date of next physical inventory is 12/10/2000 0:00

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Retail method	
Other	x

Explain

As to cerain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Description	Cost	Market Value
None		
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Total	$0	$0
Office Equipment -		
Two computers, one laptop, one Mini-tower, and one printer		$2,400
Total	$0	$2,400
Leasehold Improvements -		
Capital Expenditures	$0	$0
Total	$0	$0
Vehicles -		
Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding	All employee expenses are billed through Barrett, which automatically				$0
FICA - Employee	withholds all taxes and insurance due. Also, medical benefits are				$0
FICA - Employer	paid for the group plan at Barrett				$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	
Priority claims other than taxes	$185,000	$12,900
Priority tax claims	$0	$0
General unsecured claims	$1,940,556	$1,813,699

(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	4,751		Uncleared Checks	Uncleared Deposits
Account Type	checking			
Account No.	RCB DIP			
Account Purpose	checking			
Balance, End of Month			1,704	0
Total Funds on Hand for all Accounts	$4,751		$3,047	

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended Apr, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected (from shared space)	$3,441	$41,290
2	Cash Received from Sales	$27,048	$1,924,407
3	Interest Received		
4	Borrowings	$22,691	$22,691
5	Funds from Shareholders, Partners, or Other Insiders		
6	Capital Contributions		
7	Voided Checks		$1,364
8	Vender Refunds & Overpayments		$315
9	Miscellaneous Sales		$941
10			
11			
12	**Total Cash Receipts**	$53,180	$1,991,008
	Cash Disbursements		
13	Payments for Inventory		$1,064,051
14	Selling	$20,394	$279,987
15	Administrative	$951	$41,577
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		$3,147
20	Real Property	$12,298	$171,263
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries		
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)		
27	Miscellaneous & Adjustments (Bad Debt; Check Returned)		$20,655
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes		
30	Real Property Taxes		
31	Other Taxes		$800
32	Other Cash Outflows: & General Expenses		
33	Outside Marketing Company Commissions	$6,279	$263,861
34	Advertising Costs	$10,710	$70,156
35	Trade Show Costs		$12,627
36	Insurance Costs	$2,427	$27,403
37	Telephone & Utilities	$3,428	$31,582
38	**Total Cash Disbursements:**	$56,487	$1,987,109
39	**Net Increase (Decrease) in Cash**	($3,307)	$3,899
40	**Cash Balance, Beginning of Period**	$8,386	$351,255
41	**Cash Balance, End of Period**	$4,751	$409,473

Revised 3/15/99

River City Bank MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date 4-30-01

HAMILTON-BIOPHILE COMPANIES D I P
7321 ROSEVILLE ROAD
SACRAMENTO CA 95842

Account Number 3011028206

Enclosures 27

BUSINESS CHECKING PLUS

Balance Last Statement	8,385.58	As Of	3-31-01
+ Deposits/Credits	53,557.73		
- Checks/Debits	57,191.87		
- Service Charges	.00		
Balance This Statement	4,751.44		
Average Collected Balance	11,582.07		

#1522

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
1576	4-05	390.00	1594	4-25	279.99
1577	4-11	368.00	1595	4-27	1187.48
1582*	4-09	1700.00	1596	4-30	955.12
1583	4-10	883.55	1597	4-25	338.05
1584	4-05	4670.04	1598	4-25	311.90
1585	4-16	2100.00	1600*	4-27	665.65
1586	4-17	174.50	1601	4-27	324.71
1587	4-17	12298.49	1604*	4-26	761.67
1588	4-16	3975.20	1606*	4-30	9.11
1589	4-25	2571.04	1608*	4-19	4670.04
1590	4-19	1720.74	1615*	4-26	3575.20
1591	4-20	337.66	1616	4-30	225.00
1592	4-25	449.91	*	4-20	1625.94
1593	4-23	587.88			

32,227.01   15,349.86

* Gap in Sequence

OTHER ACTIVITY

Date	Reference	Description	Amount
4-05	1	DEPOSIT	3440.67
4-13	1	DEPOSIT	25710.39
4-17	1	DEPOSIT	15000.00
4-20	930	WIRE TRANSFER	9580.00-
4-20	930	WIRE TRANSFER S/C	35.00-
4-20	1	DEPOSIT	1625.94
4-26	1	DEPOSIT	7780.73

Deposit in wrong acct

9,615.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
3-31	8385.58	4-05	6766.21	4-09	5066.21
4-10	4182.66	4-11	3814.66	4-13	29525.05
4-16	23449.85	4-17	25976.86	4-19	19586.08
4-20	9633.42	4-23	9045.54	4-25	5094.65
4-26	8118.51	4-27	5940.67	4-30	4751.44

END OF STATEMENT

Finally Free Consumer Products

Account Reconciliation

As of Apr 30, 2001

10200 - River City Checking Account

Bank Statement Date: April 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				7,264.92
Add: Cash Receipts				51,931.79
Less: Cash Disbursements				<56,149.46>
Add <Less> Other				
Ending GL Balance				3,047.25
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	Mar 5, 2001	1565	<25.00>	
	Apr 19, 2001	1599	<183.95>	
	Apr 19, 2001	1602	<111.50>	
	Apr 19, 2001	1603	<10.77>	
	Apr 19, 2001	1605	<124.83>	
	Apr 19, 2001	1607	<195.78>	
	Apr 19, 2001	1609	<73.97>	
	Apr 19, 2001	1610	<90.00>	
	Apr 19, 2001	1611	<235.08>	
	Apr 19, 2001	1612	<287.50>	
	Apr 19, 2001	1613	<343.47>	
	Apr 19, 2001	1614	<22.34>	
Total outstanding checks				<1,704.19>
Add <Less> Other				
Total other				
Unreconciled difference				4,751.44
Ending GL Balance				3,047.25

balanced
Cb

HAMILTON-Biophile Companies
Account Register
For the Period From Apr 1, 2001 to Apr 30, 2001
10200 - River City Checking Account

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			7,264.92
4/3/01	1582	Withdrawal	ElisabethD'Orazio		1,700.00	5,564.92
4/4/01	1583	Withdrawal	Sprint		883.55	4,681.37
4/5/01	1584	Withdrawal	Barrett Business Services		4,670.04	11.33
4/6/01	1585	Withdrawal	International Housewares Ass		2,100.00	-2,088.67
4/6/01	4/6/01	Deposit	Computer Exchange	3,440.67		1,352.00
4/13/01	1587	Withdrawal	Antelope / Caputo, LLC		12,298.49	-10,946.49
4/13/01	1588	Withdrawal	Barrett Business Services		3,975.20	-14,921.69
4/13/01	1589	Withdrawal	Skolnick Assoc		2,571.04	-17,492.73
4/13/01	1590	Withdrawal	ElisabethD'Orazio		1,720.74	-19,213.47
4/13/01	4/13/01	Deposit	The Shopping Channel	25,710.39		6,496.92
4/16/01	1586	Withdrawal	Rex Hutchison Engines		174.50	6,322.42
4/17/01	4/17/01	Deposit	Dr. Pichit Savanprakorn	15,000.00		21,322.42
4/18/01	1591	Withdrawal	Hyster Sales & Service		337.66	20,984.76
4/19/01	1592	Withdrawal	AICCO		449.91	20,534.85
4/19/01	1593	Withdrawal	Kaiser Health Foundation		587.88	19,946.97
4/19/01	1594	Withdrawal	Cole Cutler		279.99	19,666.98
4/19/01	1595	Withdrawal	Federal Express Corporation		1,187.48	18,479.50
4/19/01	1596	Withdrawal	Bart Industries		955.12	17,524.38
4/19/01	1597	Withdrawal	Sprint		338.05	17,186.33
4/19/01	1598	Withdrawal	Sprint		311.90	16,874.43
4/19/01	1599	Withdrawal	Ship It		183.95	16,690.48
4/19/01	1600	Withdrawal	SMUD		665.65	16,024.83
4/19/01	1601	Withdrawal	Pacific Gas & Electric		324.71	15,700.12
4/19/01	1602	Withdrawal	Browning-Ferris Industries		111.50	15,588.62
4/19/01	1603	Withdrawal	ATT		10.77	15,577.85
4/19/01	1604	Withdrawal	Pacific Bell		781.67	14,796.18
4/19/01	1605	Withdrawal	CINTAS Corporation		124.83	14,671.35
4/19/01	1606	Withdrawal	Trico Welding Supplies		9.11	14,662.24
4/19/01	1607	Withdrawal	Uline		195.78	14,466.46
4/19/01	1608	Withdrawal	Barrett Business Services		4,670.04	9,796.42
4/19/01	1609	Withdrawal	Antelope Ace Hardware, Inc.		73.97	9,722.45
4/19/01	1610	Withdrawal	Network Office Supplies		90.00	9,632.45
4/19/01	1611	Withdrawal	Citicorp Vender Finance, Inc.		235.08	9,397.37
4/19/01	1612	Withdrawal	United Marketing Group		287.50	9,109.87
4/19/01	1613	Withdrawal	ADT Security Services, Inc.		343.47	8,766.40
4/19/01	1614	Withdrawal	Sierra Springs Water Co.		22.34	8,744.06
4/19/01	W0401	Withdrawal	Ineall Concepts PTY Ltd		9,615.00	-870.94
4/26/01	1615	Withdrawal	Barrett Business Services		3,975.20	-4,846.14
4/27/01	1616	Withdrawal	Lewis Pierce		225.00	-5,071.14
4/27/01	4/27/01	Deposit	A.G. Edwards & Sons, Inc	7,690.73		2,619.59
		Deposit	Elisabett Troiano	90.00		2,709.59
4/30/01	1522V	Withdrawal	Hyster Sales & Service		-337.66	3,047.25
			Total	51,931.79	56,149.46	

(11)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

FILED
OCT 15 2001
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International
Corporation

Case No. ~~00-20004-A-11~~ 00-20004

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

TJAS

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: May, 2001 **PETITION DATE:** 01/03/00

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$482,745	$503,240	
	b. Total Assets	$568,645	$589,140	$132,259
	c. Current Liabilities (Chapter 11 Counsel)	$11,008	$11,008	
	d. Total Liabilities	$1,837,607	$1,837,607	$1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$143,266	$53,180	$2,134,274
	b. Total Disbursements	$51,390	$56,487	$2,038,499
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$91,876	($3,307)	$95,775
	d. Cash Balance Beginning of Month	$4,751	$8,386	$356,006
	e. Cash Balance End of Month (c + d)	$96,627	$5,079	$418,153
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4.	**Profit/(Loss) from the Statement of Operations**	$91,876	($3,307)	$677,039
5.	**Account Receivables (Pre and Post Petition)**	$464,065	$488,489	
6.	**Post-Petition Liabilities (Chapter 11 Counsel)**	$11,008	$11,008	
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0	$0	

	At the end of this reporting month:	**Yes**	**No**
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		n/a
11.	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?		X
14.	Was there any post-petition borrowing during this reporting period?		X

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9-6-01

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended May, 2001

Current Month Actual	Current Month Forecast	Current Month Variance		Cumulative (Case to Date)
			Revenues:	
$138,625			1 Gross Sales	$2,063,973
			2 less: Sales Returns & Allowances	
$138,625			3 Net Sales	$2,063,973
$29,136			4 less: Cost of Goods Sold (Schedule 'B')	$792,038
$109,489			5 Gross Profit	$1,271,935
			6 Interest	
$4,641			7 Other Income:	$70,301
			8	
			9	
$114,130			10 **Total Revenues**	$1,342,236
			Expenses:	
			11 Compensation to Owner(s)/Officer(s)	
			12 Salaries (all salaries paid through Barrett Services)	
			13 Commissions	
			14 Contract Labor (salaries of non-officers)	
			Rent/Lease:	
			15 Personal Property	$3,019
$12,298			16 Real Property	$183,561
			17 Insurance	
			18 Management Fees	
			19 Depreciation	
			Taxes:	
			20 Employer Payroll Taxes	N/A
			21 Real Property Taxes	
			22 Other Taxes	$800
			23 Other Selling	
$501			24 Administrative	$42,078
			25 Interest	
			26 Other Expenses:	
$6,200			27 Outside Sales Commission	$270,061
$1,229			28 Advertising Expenses	$71,385
			29 Trade Show Expenses	$12,627
$450			30 Insurance Expenses	$27,853
$1,576			31 Telephone & Utilities	$33,158
			32 Misc. Expenses & Adjustments	$20,655
			33	
			34	
$22,254	$0		35 **Total Expenses**	$665,197
$91,876	$0		36 **Subtotal**	$677,039
			Reorganization Items:	
		$0	37 Professional Fees	
		$0	38 Provisions for Rejected Executory Contracts	
		$0	39 Interest Earned on Accumulated Cash from Resulting Chp 11 Case	
		$0	40 Gain or (Loss) from Sale of Equipment	
		$0	41 U.S. Trustee Quarterly Fees	
		$0	42	
$0	$0	$0	43 **Total Reorganization Items**	$0
$91,876	$0	$91,876	44 **Net Profit (Loss) Before Federal & State Taxes**	$677,039
		$0	45 Federal & State Income Taxes	
$91,876	$0	$91,876	46 **Net Profit (Loss)**	$677,039

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended May, 2001

	Assets		
		From Schedules	**Market Value**
	Current Assets		
1	Cash and cash equivalents - unrestricted		$8,680
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	$464,065
4	Inventory (old units)	B	$10,000
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		$482,745
	Property and Equipment (Market Value)		
10	Real property	C	$0
11	Machinery and equipment	D	$0
12	Furniture and fixtures	D	$0
13	Office equipment	D	$2,400
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		$2,400
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against Igia Direct, Tactica International, Estate of Mehl		Unk
25	Claim for overpayment of taxes		$83,500
26	License of Patents		Unk
27			
28	**Total Other Assets**		$83,500
29	**Total Assets**		$568,645

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees (Chapter 11 Counsel)		$11,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42			
43			
44	**Total Current Liabilities**		$11,008
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		$11,008
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	$0
48	Priority unsecured claims	F	$12,900
49	General unsecured claims	F	$1,813,699
50	**Total Pre-Petition Liabilities**		$1,826,599
51	**Total Liabilities**		$1,837,607
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		($46,283,204)
53	Capital Stock		$13,329,798
54	Additional paid-in capital		$31,287,366
55	Cumulative profit/(loss) since filing of case		$677,039
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		($989,001)
60	**Total Liabilities and Equity (Deficit)**		$848,606

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$ 464,065.00		
31-60 Days	$0		
61-90 Days	$0		$0
91+ Days	$0		
Total accounts receivable/payable	$464,065	$0	
Allowance for doubtful accounts			
Accounts receivable (net)	$464,065		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est.)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$10,000
Add -	
Net purchase	$14,205
Direct labor & Other Selling Costs	$14,931
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	$10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	$29,136

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999 0:00

Date of next physical inventory is 12/10/2000 0:00

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Retail method	
Other	x

Explain

As to cerain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Description	Cost	Market Value
None		
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Total	$0	$0
Office Equipment -		
Two computers, one laptop, one Mini-tower, and one printer		$2,400
Total	$0	$2,400
Leasehold Improvements -		
Capital Expenditures	$0	$0
Total	$0	$0
Vehicles -		
Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding	All employee expenses are billed through Barrett, which automatically				$0
FICA - Employee	withholds all taxes and insurance due. Also, medical benefits are				$0
FICA - Employer	paid for the group plan at Barrett				$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	
Priority claims other than taxes	$185,000	$12,900
Priority tax claims	$0	$0
General unsecured claims	$1,940,556	$1,813,699

(a) List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	8,680		Uncleared Checks	Uncleared Deposits
Account Type	checking			
Account No.	RCB DIP			
Account Purpose	checking			
Balance, End of Month			5,299	0
Total Funds on Hand for all Accounts	$8,680		$3,381	

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended May, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected (from shared space)	$3,441	$44,731
2	Cash Received from Sales	$138,625	$2,063,032
3	Interest Received		
4	Borrowings		$22,691
5	Funds from Shareholders, Partners, or Other Insiders		
6	Capital Contributions		
7	Voided Checks		$1,364
8	Vender Refunds & Overpayments		$315
9	Miscellaneous Sales	$1,200	$2,141
10			
11			
12	**Total Cash Receipts**	$143,266	$2,134,274
	Cash Disbursements		
13	Payments for Inventory	$14,205	$1,078,256
14	Selling	$14,931	$294,918
15	Administrative	$501	$42,078
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		$3,147
20	Real Property	$12,298	$183,561
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries		
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)		
27	Miscellaneous & Adjustments (Bad Debt; Check Returned)		$20,655
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes		
30	Real Property Taxes		
31	Other Taxes		$800
32	Other Cash Outflows: & General Expenses		
33	Outside Marketing Company Commissions	$6,200	$270,061
34	Advertising Costs	$1,229	$71,385
35	Trade Show Costs		$12,627
36	Insurance Costs	$450	$27,853
37	Telephone & Utilities	$1,576	$33,158
38	**Total Cash Disbursements:**	$51,390	$2,038,499
39	**Net Increase (Decrease) in Cash**	$91,876	$95,775
40	**Cash Balance, Beginning of Period**	$4,751	$356,006
41	**Cash Balance, End of Period**	$8,680	$418,153

River City Bank

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
5-31-01

HAMILTON-BIOPHILE COMPANIES D I P
7321 ROSEVILLE ROAD
SACRAMENTO CA 95842

Account Number
3011028206

Enclosures
28

BUSINESS CHECKING PLUS

Balance Last Statement	4,751.44	As Of	4-30-01
+ Deposits/Credits	51,725.37 ok		
- Checks/Debits	47,796.78 ok		
- Service Charges	.00		
Balance This Statement	8,680.03		
Average Collected Balance	10,621.23		

* - - - - - - - - - - - - - - CHECKS PAID - - - - - - - - - - - - - - *

Check No.	Date	Amount	Check No.	Date	Amount
1599	5-09	183.95✓	1620	5-14	40.56✓
1602*	5-09	111.50✓	1621	5-14	22.62✓
1603	5-03	10.77✓	1622	5-14	158.33✓
1605*	5-01	124.83✓	1624*	5-10	4668.71✓
1607*	5-03	195.78✓	1625	5-21	12298.49✓
1609*	5-16	73.97✓	1626	5-21	6200.00✓
1610	5-01	90.00✓	1627	5-31	8.00✓
1611	5-02	235.08✓	1628	5-30	260.19✓
1612	5-11	287.50✓	1630*	5-30	22.20✓
1613	5-04	343.47✓	1632*	5-31	180.00✓
1614	5-03	22.34✓	1636*	5-30	100.00✓
1617*	5-04	473.72✓	1638*	5-30	14204.97✓
1618	5-15	43.10✓	#C0512*	5-25	3339.00✓
1619	5-03	3975.20✓	#C0511*	5-23	100.00✓

* Gap in Sequence

* - - - - - - - - - - - - - ELECTRONIC TRANSACTIONS - - - - - - - - - - - - - *

Date	Reference	Description	Amount
5-08	20508	DELUXE CHECK CHECK/ACC. #0513	22.50-

* - - - - - - - - - - - - - - OTHER ACTIVITY - - - - - - - - - - - - - - *

Date	Reference	Description	Amount
5-02	1	DEPOSIT	6311.02✓
5-02	1	DEPOSIT	3200.00✓
5-17	1	DEPOSIT	13802.60
5-17	1	DEPOSIT	4000.00
5-23	1	DEPOSIT	129.75✓
5-25	1	DEPOSIT	24282.00✓

* - - - - - - - - - - - - - DAILY BALANCE SUMMARY - - - - - - - - - - - - - *

Date	Balance	Date	Balance	Date	Balance
4-30	4751.44	5-01	4536.61	5-02	13812.55
5-03	9608.46	5-04	8791.27	5-08	8768.77
5-09	8473.32	5-10	3804.61	5-11	3517.11
5-14	3295.60	5-15	3252.50	5-16	3178.53
5-17	20981.13	5-21	2482.64	5-23	2512.39
5-25	23455.39	5-30	8868.03	5-31	8680.03

END OF STATEMENT

Finally Free Consumer Products
Account Reconciliation
As of May 31, 2001
10200 - River City Checking Account
Bank Statement Date: May 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				3,047.25
Add: Cash Receipts				51,725.37
Less: Cash Disbursements				<51,391.27>
Add <Less> Other				
Ending GL Balance				3,381.35
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	Mar 5, 2001	1565	<25.00>	
	May 23, 200	1629	<75.00>	
	May 25, 200	1631	<1,576.48>	
	May 29, 200	1633	<449.91>	
	May 29, 200	1634	<70.00>	
	May 1, 2001	1635	<55.69>	
	May 30, 200	1637	<2,119.90>	
	May 31, 200	1639	<926.70>	
Total outstanding checks				<5,298.68>
Add <Less> Other				
Total other				
Unreconciled difference				8,680.03
Ending GL Balance				3,381.35

balanced
Ch

HAMILTON-Biophile Companies
Account Register
For the Period From May 1, 2001 to May 31, 2001
10200 - River City Checking Account

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			3,047.25
5/1/01	1617	Withdrawal	Central Freight		473.72	2,573.53
5/1/01	1635	Withdrawal	White Cap		55.69	2,517.84
5/2/01	1618	Withdrawal	ADT Security Services, Inc.		43.10	2,474.74
5/2/01	5/2/01	Deposit	Gregory F. Gilbert	3,200.00		5,674.74
5/2/01	5/3/01	Deposit	Computer Exchange	3,440.67		9,115.41
		Deposit	The Shopping Channel	820.35		9,935.76
		Deposit	Luminescence Catalog	2,050.00		11,985.76
5/3/01	1619	Withdrawal	Barrett Business Services		3,975.20	8,010.56
5/8/01	0513	Withdrawal	River City Bank		22.50	7,988.06
5/8/01	1620	Withdrawal	Federal Express Corporation		40.56	7,947.50
5/9/01	1621	Withdrawal	Federal Express Corporation		22.62	7,924.88
5/9/01	1622	Withdrawal	Central Freight		158.33	7,766.55
5/10/01	1624	Withdrawal	Barrett Business Services		4,668.71	3,097.84
5/11/01	1623	Withdrawal	U.S. Postal Service		27.00	3,070.84
5/11/01	1623V	Withdrawal	U.S. Postal Service		-27.00	3,097.84
5/16/01	1625	Withdrawal	Antelope / Caputo, LLC		12,298.49	-9,200.65
5/17/01	1626	Withdrawal	ElisabethD'Orazio		6,200.00	-15,400.65
5/17/01	5/21/01	Deposit	Edward Iaconis	4,000.00		-11,400.65
5/21/01	1627	Withdrawal	J. Shape		8.00	-11,408.65
5/21/01	5/21/01	Deposit	A.G. Edwards & Sons, Inc	11,011.60		-397.05
		Deposit	Techno Brands	1,546.00		1,148.95
		Deposit	Union Bank	1,200.00		2,348.95
		Deposit	Diane L. Ford	45.00		2,393.95
5/22/01	5/23/01	Deposit	Pamela K. Clarke	129.75		2,523.70
5/23/01	1628	Withdrawal	Bank of America		260.19	2,263.51
5/23/01	1629	Withdrawal	State Bar of California		75.00	2,188.51
5/23/01	1630	Withdrawal	Race Products Warehouse		22.20	2,166.31
5/23/01	C0511	Withdrawal	River City Bank		100.00	2,066.31
5/25/01	1631	Withdrawal	Nextel		1,576.48	489.83
5/25/01	5/25/01	Deposit	Gaiam, Inc	24,282.00		24,771.83
5/25/01	C0512	Withdrawal	Corp Duplication Solutions,In		3,339.00	21,432.83
5/29/01	1632	Withdrawal	Rex Hutchison Engines		180.00	21,252.83
5/29/01	1633	Withdrawal	AICCO		449.91	20,802.92
5/29/01	1634	Withdrawal	Rex Utley		70.00	20,732.92
5/30/01	1636	Withdrawal	River City Bank		100.00	20,632.92
5/30/01	1637	Withdrawal	Mobil Transmission		2,119.00	18,513.92
5/30/01	1638	Withdrawal	United Productions, Inc.		14,204.97	4,308.95
5/31/01	1639	Withdrawal	Propower Performance Parts		926.70	3,382.25
			Total	51,725.37	51,390.37	

(13)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

FILED
OCT 15 2001
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International
Corporation

Case No. ~~00-2004-A-11~~ 00-20004

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

TJAS

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun, 2001 **PETITION DATE:** 01/03/00

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$457,253	$482,745	
	b. Total Assets	$543,153	$568,645	$132,259
	c. Current Liabilities (Chapter 11 Counsel)	$11,008	$11,008	
	d. Total Liabilities	$1,837,607	$1,837,607	$1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$132,990	$143,266	$2,267,264
	b. Total Disbursements	$119,587	$51,390	$2,158,086
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$13,403	$91,876	$109,178
	d. Cash Balance Beginning of Month	$8,680	$4,751	$364,686
	e. Cash Balance End of Month (c + d)	$22,083	$96,627	$424,544
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4.	**Profit/(Loss) from the Statement of Operations**	$13,403	$91,876	$719,578
5.	**Account Receivables (Pre and Post Petition)**	$440,862	$464,065	
6.	**Post-Petition Liabilities (Chapter 11 Counsel)**	$11,008	$11,008	
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0	$0	

	At the end of this reporting month:	**Yes**	**No**
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		n/a
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?		X
14.	Was there any post-petition borrowing during this reporting period?		X

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9.6.01

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended Jun, 2001

Current Month Actual	Forecast	Variance			Cumulative (Case to Date)
				Revenues:	
$114,749			1	Gross Sales	$2,178,722
			2	less: Sales Returns & Allowances	
$114,749			3	Net Sales	$2,178,722
$78,312			4	less: Cost of Goods Sold (Schedule 'B')	$841,214
$36,437			5	Gross Profit	$1,337,508
			6	Interest	
$18,241			7	Other Income:	$88,542
			8		
			9		
$54,678			10	**Total Revenues**	$1,426,050
				Expenses:	
			11	Compensation to Owner(s)/Officer(s)	
			12	Salaries (all salaries paid through Barrett Services)	
			13	Commissions	
			14	Contract Labor (salaries of non-officers)	
				Rent/Lease:	
			15	Personal Property	$3,019
$11,298			16	Real Property	$194,859
			17	Insurance	
			18	Management Fees	
			19	Depreciation	
				Taxes:	
			20	Employer Payroll Taxes	N/A
			21	Real Property Taxes	
			22	Other Taxes	$800
			23	Other Selling	
$9,747			24	Administrative	$51,825
			25	Interest	
			26	Other Expenses:	
$6,369			27	Outside Sales Commission	$276,430
$9,759			28	Advertising Expenses	$81,144
			29	Trade Show Expenses	$12,627
$1,143			30	Insurance Expenses	$28,996
$2,959			31	Telephone & Utilities	$36,117
			32	Misc. Expenses & Adjustments	$20,655
			33		
			34		
$41,275	$0		35	**Total Expenses**	$706,472
$13,403	$0		36	**Subtotal**	$719,578
				Reorganization Items:	
		$0	37	Professional Fees	
		$0	38	Provisions for Rejected Executory Contracts	
		$0	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	
		$0	40	Gain or (Loss) from Sale of Equipment	
		$0	41	U.S. Trustee Quarterly Fees	
		$0	42		
$0	$0	$0	43	**Total Reorganization Items**	$0
$13,403	$0	$13,403	44	**Net Profit (Loss) Before Federal & State Taxes**	$719,578
		$0	45	Federal & State Income Taxes	
$13,403	$0	$13,403	46	**Net Profit (Loss)**	$719,578

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended Jun, 2001

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		$6,391
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	$440,862
4	Inventory (old units)	B	$10,000
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		$457,253

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real property	C	$0
11	Machinery and equipment	D	$0
12	Furniture and fixtures	D	$0
13	Office equipment	D	$2,400
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		$2,400

Other Assets

		From Schedules	Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against Igia Direct, Tactica International, Estate of Mehl		Unk
25	Claim for overpayment of taxes		$83,500
26	License of Patents		Unk
27			
28	**Total Other Assets**		$83,500
29	**Total Assets**		$543,153

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees (Chapter 11 Counsel)		$11,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42			
43			
44	**Total Current Liabilities**		$11,008
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		$11,008
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	$0
48	Priority unsecured claims	F	$12,900
49	General unsecured claims	F	$1,813,699
50	**Total Pre-Petition Liabilities**		$1,826,599
51	**Total Liabilities**		$1,837,607
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		($46,283,204)
53	Capital Stock		$13,329,798
54	Additional paid-in capital		$31,287,366
55	Cumulative profit/(loss) since filing of case		$719,578
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		($946,462)
60	**Total Liabilities and Equity (Deficit)**		$891,145

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$ 440,862.00		
31-60 Days	$0		
61-90 Days	$0		$0
91+ Days	$0		
Total accounts receivable/payable	$440,862	$0	
Allowance for doubtful accounts			
Accounts receivable (net)	$440,862		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est.)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$10,000
Add -	
Net purchase	$47,508
Direct labor & Other Selling Costs	$30,804
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	$10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	$78,312

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999 0:00

Date of next physical inventory is 12/10/2000 0:00

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Retail method	
Other	x

Explain

As to cerain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Description	Cost	Market Value
None		
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Total	$0	$0
Office Equipment -		
Two computers, one laptop, one Mini-tower, and one printer		$2,400
Total	$0	$2,400
Leasehold Improvements -		
Capital Expenditures	$0	$0
Total	$0	$0
Vehicles -		
Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding	All employee expenses are billed through Barrett, which automatically				$0
FICA - Employee	withholds all taxes and insurance due. Also, medical benefits are				$0
FICA - Employer	paid for the group plan at Barrett				$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	
Priority claims other than taxes	$185,000	$12,900
Priority tax claims	$0	$0
General unsecured claims	$1,940,556	$1,813,699

(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	6,391		Uncleared Checks	Uncleared Deposits
Account Type	checking			
Account No.	RCB DIP			
Account Purpose	checking			
Balance, End of Month			2,741	600
Total Funds on Hand for all Accounts	$6,391		$4,251	

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended Jun, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected (from shared space)	$3,441	$48,172
2	Cash Received from Sales	$114,749	$2,177,781
3	Interest Received		
4	Borrowings		$22,691
5	Funds from Shareholders, Partners, or Other Insiders		
6	Capital Contributions		
7	Voided Checks		$1,364
8	Vender Refunds & Overpayments		$315
9	Miscellaneous Sales		$2,141
10	Other Income	$14,800	$14,800
11			
12	**Total Cash Receipts**	$132,990	$2,267,264
	Cash Disbursements		
13	Payments for Inventory	$47,508	$1,125,764
14	Selling	$30,804	$325,722
15	Administrative	$9,747	$51,825
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		$3,147
20	Real Property	$11,298	$194,859
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries		
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)		
27	Miscellaneous & Adjustments (Bad Debt; Check Returned)		$20,655
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes		
30	Real Property Taxes		
31	Other Taxes		$800
32	Other Cash Outflows: & General Expenses		
33	Outside Marketing Company Commissions	$6,369	$276,430
34	Advertising Costs	$9,759	$81,144
35	Trade Show Costs		$12,627
36	Insurance Costs	$1,143	$28,996
37	Telephone & Utilities	$2,959	$36,117
38	**Total Cash Disbursements:**	$119,587	$2,158,086
39	**Net Increase (Decrease) in Cash**	$13,403	$109,178
40	**Cash Balance, Beginning of Period**	$8,680	$364,686
41	**Cash Balance, End of Period**	$6,391	$424,544

Revised 3/15/99

River City Bank

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Statement Date
6-30-01

HAMILTON-BIOPHILE COMPANIES D I P
7321 ROSEVILLE ROAD
SACRAMENTO CA 95842

Account Number
3011028206

Enclosures
58

BUSINESS CHECKING PLUS

Balance Last Statement	8,680.03	As Of	5-31-01
+ Deposits/Credits	129,855.62		
- Checks/Debits	132,144.51		
- Service Charges	.00		
Balance This Statement	6,391.14		
Average Collected Balance	18,487.41		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
1629	6-13	75.00	1665	6-15	449.91
1631*	6-01	1576.48	1666	6-18	324.12
1633*	6-06	449.91	1668*	6-13	138.63
1634	6-04	70.00	1669	6-18	151.39
1635	6-01	55.69	1670	6-18	201.55
1637*	6-01	2119.00	1671	6-15	715.48
1639*	6-06	926.70	1672	6-21	368.00
1640	6-14	85.00	1673	6-14	90.00
1641	6-04	1000.00	1674	6-15	122.93
1642	6-08	365.00	1675	6-18	138.61
1644*	6-04	11925.60	1676	6-13	1545.76
1645	6-05	4000.00	1677	6-14	149.91
1646	6-12	235.60	1678	6-12	383.24
1648*	6-06	47507.92	1679	6-13	102.67
1649	6-06	6369.28	1680	6-18	414.28
1650	6-11	650.00	1681	6-14	1741.24
1651	6-14	42.00	1682	6-13	942.41
1652	6-07	1198.00	1683	6-12	337.38
1653	6-08	257.83	1684	6-13	10000.00
1654	6-08	470.00	1685	6-14	3975.20
1655	6-08	115.00	1686	6-26	56.00
1656	6-08	11298.49	1687	6-25	233.64
1657	6-15	273.87	1689*	6-26	572.07
1658	6-20	646.00	1690	6-26	300.00
1659	6-13	1475.00	1691	6-29	242.50
1661*	6-15	29.98	1692	6-21	3975.20
1662	6-19	1659.51	1693	6-29	43.37
1663	6-14	730.00	1694	6-29	3975.20
1664	6-18	167.25	[illegible]	6-08	4668.71

* Gap in Sequence

OTHER ACTIVITY

Date	Reference	Description	Amount
6-01	1	DEPOSIT	3440.67
6-01	1	DEPOSIT	1200.00
6-04	930	WIRE TRANSFER CREDIT	13000.00
6-04	930	WIRE TRANSFER S/C	11.00-
6-04	1	DEPOSIT	13856.35
6-05	1	DEPOSIT	79070.60
6-12	1	DEPOSIT	2088.00
6-13	1	DEPOSIT	10000.00
6-21	1	DEPOSIT	5400.00
6-29	1	DEPOSIT	1800.00

(CONTINUED ON NEXT PAGE)

River City Bank MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 2

Statement Date
6-30-01

HAMILTON-BIOPHILE COMPANIES D I P
7321 ROSEVILLE ROAD
SACRAMENTO CA 95842

Account Number
3011028206

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
5-31	8680.03	6-01	9569.53	6-04	23419.28
6-05	98489.88	6-06	43236.07	6-07	42038.07
6-08	24863.04	6-11	24213.04	6-12	25344.82
6-13	21065.35	6-14	14252.00	6-15	12659.83
6-18	11262.63	6-19	9603.12	6-20	8957.12
6-21	10013.92	6-25	9780.28	6-26	8952.21
6-29	6391.14				

END OF STATEMENT

Finally Free Consumer Products

Account Reconciliation

As of Jun 30, 2001

10200 - River City Checking Account

Bank Statement Date: June 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				3,382.25
Add: Cash Receipts				120,455.62
Less: Cash Disbursements				<119,587.31>
Add <Less> Other				
Ending GL Balance				4,250.56
Ending Bank Balance				
Add back deposits in transit	Jun 20, 2001	7/3/01	600.00	
Total deposits in transit				600.00
<Less> outstanding checks	Mar 5, 2001	1565	<25.00>	
	Jun 4, 2001	1643	<1,500.00>	
	Jun 8, 2001	1667	<49.98>	
	Jun 28, 2001	1696	<1,165.60>	
Total outstanding checks				<2,740.58>
Add <Less> Other				
Total other				
Unreconciled difference				6,391.14 balanced
Ending GL Balance				4,250.56

HAMILTON-Biophile Companies
Account Register
For the Period From Jun 1, 2001 to Jun 30, 2001
10200 - River City Checking Account

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			3,382.25
6/1/01	6/13/01	Deposit	Techno Brands	1,200.00		4,582.25
		Deposit	Computer Exchange	3,440.67		8,022.92
6/4/01	1642	Withdrawal	Marco Muffler		365.00	7,657.92
6/4/01	1643	Withdrawal	Eric Massameri		1,500.00	6,157.92
6/4/01	1644	Withdrawal	Barrett Business Services		11,925.60	-5,767.68
6/4/01	6/13/01	Deposit	Remington Products Co, LLC	13,856.35		8,088.67
6/4/01	6/29/01	Deposit	Robert Coutu	13,000.00		21,088.67
6/4/01	R0602	Withdrawal	River City Bank		11.00	21,077.67
6/5/01	1645	Withdrawal	Gregory F. Gilbert		4,000.00	17,077.67
6/5/01	6/13/01	Deposit	The Shopping Channel	78,652.85		95,730.52
		Deposit	Techno Brands	288.00		96,018.52
		Deposit	Melanie Mock	129.75		96,148.27
6/6/01	1641	Withdrawal	Gregory F. Gilbert		1,000.00	95,148.27
6/6/01	1646	Withdrawal	Tehama Tire Service, Inc.		235.60	94,912.67
6/6/01	1648	Withdrawal	United Productions, Inc.		47,507.92	47,404.75
6/6/01	1649	Withdrawal	Skolnick Assoc		6,369.28	41,035.47
6/6/01	1651	Withdrawal	Hawkins & Campbell		42.00	40,993.47
6/7/01	1650	Withdrawal	Marco Muffler		650.00	40,343.47
6/7/01	1652	Withdrawal	Joshua Contos		1,198.00	39,145.47
6/8/01	1653	Withdrawal	Vortech		257.83	38,887.64
6/8/01	1654	Withdrawal	Sean Hyland		470.00	38,417.64
6/8/01	1655	Withdrawal	Helm Publishing		115.00	38,302.64
6/8/01	1656	Withdrawal	Antelope / Caputo, LLC		11,298.49	27,004.15
6/8/01	1657	Withdrawal	Deluxe Business Forms & Sup		273.87	26,730.28
6/8/01	1658	Withdrawal	County Clerk		646.00	26,084.28
6/8/01	1659	Withdrawal	Bank of America		1,475.00	24,609.28
6/8/01	1661	Withdrawal	U.P.S. Customhouse Brokage		29.98	24,579.30
6/8/01	1662	Withdrawal	DHL Airways, Inc.		1,659.51	22,919.79
6/8/01	1663	Withdrawal	Dengate Design Group		730.00	22,189.79
6/8/01	1664	Withdrawal	Browning-Ferris Industries		167.25	22,022.54
6/8/01	1665	Withdrawal	AICCO		449.91	21,572.63
6/8/01	1666	Withdrawal	Safety-Kleen		324.12	21,248.51
6/8/01	1667	Withdrawal	Antelope Ace Hardware, Inc.		49.98	21,198.53
6/8/01	1668	Withdrawal	Trico Welding Supplies		138.63	21,059.90
6/8/01	1669	Withdrawal	ADT Security Services, Inc.		151.39	20,908.51
6/8/01	1670	Withdrawal	Consolidated Plastics Co., Inc		201.55	20,706.96
6/8/01	1671	Withdrawal	Overnight Transportation Co.		715.48	19,991.48
6/8/01	1672	Withdrawal	Warren Seal		368.00	19,623.48
6/8/01	1673	Withdrawal	Network Office Supplies		90.00	19,533.48
6/8/01	1674	Withdrawal	Citicorp Vender Finance, Inc.		122.93	19,410.55
6/8/01	1675	Withdrawal	Sierra Springs Water Co.		138.61	19,271.94
6/8/01	1676	Withdrawal	Future Ford		1,545.76	17,726.18
6/8/01	1677	Withdrawal	Pacific Gas & Electric		149.91	17,576.27
6/8/01	1678	Withdrawal	SMUD		383.24	17,193.03
6/8/01	1679	Withdrawal	Sprint		102.67	17,090.36
6/8/01	1680	Withdrawal	Nextel		414.28	16,676.08
6/8/01	1681	Withdrawal	Pacific Bell		1,741.24	14,934.84
6/8/01	1682	Withdrawal	Motorwarehouse		942.41	13,992.43
6/12/01	1683	Withdrawal	Corp Duplication Solutions,In		337.38	13,655.05
6/12/01	1685	Withdrawal	Barrett Business Services		3,975.20	9,679.85
6/12/01	6/13/01	Deposit	Price Click, Inc.	2,088.00		11,767.85
6/13/01	R0601	Withdrawal	Barrett Business Services		4,668.71	7,099.14
6/14/01	1640	Withdrawal	Auto Specialties Plus, Inc.		85.00	7,014.14
6/19/01	1687	Withdrawal	United Specialties Warehouse		233.64	6,780.50
6/19/01	1689	Withdrawal	Kibblewhite Precision Machin		572.07	6,208.43
6/20/01	7/3/01	Deposit	Smart System, Inc.	600.00		6,808.43
6/21/01	1686	Withdrawal	Bud Walmer's Auto Machine S		56.00	6,752.43
6/21/01	1692	Withdrawal	Barrett Business Services		3,975.20	2,777.23
6/21/01	6/25/01	Deposit	Luminescence Catalog	5,400.00		8,177.23
6/22/01	1690	Withdrawal	Christine Bannister		300.00	7,877.23
6/26/01	1691	Withdrawal	Rex Hutchison Engines		242.50	7,634.73
6/27/01	1693	Withdrawal	U.S. Postal Service		43.37	7,591.36
6/27/01	1694	Withdrawal	Barrett Business Services		3,975.20	3,616.16
6/28/01	1696	Withdrawal	Uniglobe Capital Travel		1,165.60	2,450.56
6/29/01	6/29/01	Deposit	River City Bank	1,800.00		4,250.56

HAMILTON-Biophile Companies
Account Register
For the Period From Jun 1, 2001 to Jun 30, 2001
10200 - River City Checking Account

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Total	120,455.62	119,587.31	

(11)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

FILED
OCT 15 2001
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

TJAS

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International Corporation

Case No. 00-20004 ~~00-2004-A-11~~

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jul, 2001 **PETITION DATE:** 01/03/00

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$439,620	$457,253	
	b. Total Assets	$525,520	$543,153	$132,259
	c. Current Liabilities (Chapter 11 Counsel)	$11,008	$11,008	
	d. Total Liabilities	$1,837,607	$1,837,607	$1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$179,911	$132,990	$2,447,175
	b. Total Disbursements	$31,953	$119,587	$2,190,039
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$147,958	$13,403	$257,136
	d. Cash Balance Beginning of Month	$6,391	$8,680	$371,077
	e. Cash Balance End of Month (c + d)	$154,349	$22,083	$435,344
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4.	**Profit/(Loss) from the Statement of Operations**	$147,958	$13,403	$945,848
5.	**Account Receivables (Pre and Post Petition)**	$418,820	$440,862	
6.	**Post-Petition Liabilities (Chapter 11 Counsel)**	$11,008	$11,008	
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0	$0	

	At the end of this reporting month:	Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		n/a
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?		X
14.	Was there any post-petition borrowing during this reporting period?		X

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9-6-01

Gregory E. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended Jul, 2001

Actual (Current Month)	Forecast (Current Month)	Variance (Current Month)		Cumulative (Case to Date)
			Revenues:	
$174,470			1 Gross Sales	$2,353,192
			2 less: Sales Returns & Allowances	
$174,470			3 Net Sales	$2,353,192
$14,307			4 less: Cost of Goods Sold (Schedule 'B')	$777,209
$160,163			5 Gross Profit	$1,575,983
			6 Interest	
$5,441			7 Other Income:	$93,983
			8	
			9	
$165,604			10 **Total Revenues**	$1,669,966
			Expenses:	
			11 Compensation to Owner(s)/Officer(s)	
			12 Salaries (all salaries paid through Barrett Services)	
			13 Commissions	
			14 Contract Labor (salaries of non-officers)	
			Rent/Lease:	
			15 Personal Property	$3,019
$11,298			16 Real Property	$206,157
			17 Insurance	
			18 Management Fees	
			19 Depreciation	
			Taxes:	
			20 Employer Payroll Taxes	N/A
			21 Real Property Taxes	
			22 Other Taxes	$800
			23 Other Selling	
$3,259			24 Administrative	$55,084
			25 Interest	
			26 Other Expenses:	
			27 Outside Sales Commission	$276,430
			28 Advertising Expenses	$81,144
			29 Trade Show Expenses	$12,627
$1,152			30 Insurance Expenses	$30,148
$1,937			31 Telephone & Utilities	$38,054
			32 Misc. Expenses & Adjustments	$20,655
			33	
			34	
$17,646	$0		35 **Total Expenses**	$724,118
$147,958	$0		36 **Subtotal**	$945,848
			Reorganization Items:	
		$0	37 Professional Fees	
		$0	38 Provisions for Rejected Executory Contracts	
		$0	39 Interest Earned on Accumulated Cash from Resulting Chp 11 Case	
		$0	40 Gain or (Loss) from Sale of Equipment	
		$0	41 U.S. Trustee Quarterly Fees	
		$0	42	
$0	$0	$0	43 **Total Reorganization Items**	$0
$147,958	$0	$147,958	44 **Net Profit (Loss) Before Federal & State Taxes**	$945,848
		$0	45 Federal & State Income Taxes	
$147,958	$0	$147,958	46 **Net Profit (Loss)**	$945,848

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended Jul, 2001

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		$10,800
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	$418,820
4	Inventory (old units)	B	$10,000
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		$439,620
	Property and Equipment (Market Value)		
10	Real property	C	$0
11	Machinery and equipment	D	$0
12	Furniture and fixtures	D	$0
13	Office equipment	D	$2,400
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		$2,400
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against Igia Direct, Tactica International, Estate of Mehl		Unk
25	Claim for overpayment of taxes		$83,500
26	License of Patents		Unk
27			
28	**Total Other Assets**		$83,500
29	**Total Assets**		$525,520

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules	
	Post-Petition	
	Current Liabilities	
30	Salaries and wages	
31	Payroll taxes	
32	Real and personal property taxes	
33	Income taxes	
34	Sales taxes	
35	Notes payable (short term)	
36	Accounts payable (trade) A	
37	Real property lease arrearage	
38	Personal property lease arrearage	
39	Accrued professional fees (Chapter 11 Counsel)	$11,008
40	Current portion of long-term post-petition debt (due within 12 months)	
41	Other:	
42		
43		
44	**Total Current Liabilities**	$11,008
45	**Long-Term Post-Petition Debt, Net of Current Portion**	
46	**Total Post-Petition Liabilities**	$11,008
	Pre-Petition Liabilities (allowed amount)	
47	Secured claims F	$0
48	Priority unsecured claims F	$12,900
49	General unsecured claims F	$1,813,699
50	**Total Pre-Petition Liabilities**	$1,826,599
51	**Total Liabilities**	$1,837,607
	Equity (Deficit)	
52	Retained Earnings/(Deficit) at time of filing	($46,283,204)
53	Capital Stock	$13,329,798
54	Additional paid-in capital	$31,287,366
55	Cumulative profit/(loss) since filing of case	$945,848
56	Post-petition contributions/(distributions) or (draws)	
57		
58	Market value adjustment	
59	**Total Equity (Deficit)**	($720,192)
60	**Total Liabilities and Equity (Deficit)**	$1,117,415

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$ 418,820		
31-60 Days	$0		
61-90 Days	$0		$0
91+ Days	$0		
Total accounts receivable/payable	$418,820	$0	
Allowance for doubtful accounts			
Accounts receivable (net)	$418,820		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants - Product for resale (Est.)	
Distribution - Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$10,000
Add -	
Net purchase	$678
Direct labor & Other Selling Costs	$13,629
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	$10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	$14,307

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999 0:00

Date of next physical inventory is 12/10/2000 0:00

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Retail method	
Other	x

Explain

As to cerain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Description	Cost	Market Value
None		
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Total	$0	$0
Office Equipment -		
Two computers, one laptop, one Mini-tower,		$2,400
and one printer		
Total	$0	$2,400
Leasehold Improvements -		
Capital Expenditures	$0	$0
Total	$0	$0
Vehicles -		
Total	$0	$0

Revised 3/15/99

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding	All employee expenses are billed through Barrett, which automatically				$0
FICA - Employee	withholds all taxes and insurance due. Also, medical benefits are				$0
FICA - Employer	paid for the group plan at Barrett				$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	
Priority claims other than taxes	$185,000	$12,900
Priority tax claims	$0	$0
General unsecured claims	$1,940,556	$1,813,699

(a) List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	10,800		Uncleared Checks	Uncleared Deposits
Account Type	checking			
Account No.	RCB DIP			
Account Purpose	checking			
Balance, End of Month			3,857	600
Total Funds on Hand for all Accounts	$10,800		$7,542	

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended Jul, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected (from shared space)	$3,441	$51,613
2	Cash Received from Sales	$174,470	$2,352,251
3	Interest Received		
4	Borrowings		$22,691
5	Funds from Shareholders, Partners, or Other Insiders		
6	Capital Contributions		
7	Voided Checks		$1,364
8	Vender Refunds & Overpayments		$315
9	Miscellaneous Sales		$2,141
10	Other Income	$2,000	$16,800
11			
12	**Total Cash Receipts**	$179,911	$2,447,175
	Cash Disbursements		
13	Payments for Inventory	$678	$1,126,442
14	Selling	$13,629	$339,351
15	Administrative	$3,259	$55,084
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		$3,147
20	Real Property	$11,298	$206,157
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries		
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)		
27	Miscellaneous & Adjustments (Bad Debt; Check Returned)		$20,655
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes		
30	Real Property Taxes		
31	Other Taxes		$800
32	Other Cash Outflows: & General Expenses		
33	Outside Marketing Company Commissions		$276,430
34	Advertising Costs		$81,144
35	Trade Show Costs		$12,627
36	Insurance Costs	$1,152	$30,148
37	Telephone & Utilities	$1,937	$38,054
38	**Total Cash Disbursements:**	$31,953	$2,190,039
39	**Net Increase (Decrease) in Cash**	$147,958	$257,136
40	**Cash Balance, Beginning of Period**	$6,391	$371,077
41	**Cash Balance, End of Period**	$10,800	$435,344

Revised 3/15/99

River City Bank[SM]

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
7-31-01

HAMILTON-BIOPHILE COMPANIES D I P
7321 ROSEVILLE ROAD
SACRAMENTO CA 95842

Account Number
3011028206

Enclosures
21

BUSINESS CHECKING PLUS

Balance Last Statement	6,391.14	As Of	6-30-01
+ Deposits/Credits	40,995.40		
- Checks/Debits	36,571.54		
- Service Charges	15.00		
Balance This Statement	10,800.00	balanced	
Average Collected Balance	4,910.67		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
1643	7-18	1500.00	1705	7-16	102.90
1667*	7-05	49.98	1706	7-20	3360.00
1696*	7-11	1165.60	1707	7-16	530.28
1698*	7-09	452.68	1708	7-13	5293.91
1699	7-10	128.37	1709	7-23	226.20
1700	7-05	4600.40	1710	7-24	180.91
1701	7-16	449.91	1710*	7-19	180.91
1702	7-17	500.00	1711	7-23	62.78
1703	7-11	702.26	1713*	7-24	11298.49
1704	7-16	45.70	1714	7-30	122.17

* Gap in Sequence

OTHER ACTIVITY

Date	Reference	Description		Amount	
7-05	1	DEPOSIT		2000.00	
7-09	1	DEPOSIT		6335.57	
7-13	4	DEPOSIT		5750.00	
7-19	5	CHARGEBACK ITEM		5400.00-	
7-19	5	CHARGEBACK ITEM		350.00-	
7-19	5	CHARGEBACK FEE	0713	6.00-	
7-19	5	CHARGEBACK FEE	0714	6.00-	
7-19	1	NSF CHG OVERDRAWN	0715	18.50-	
7-20	1710	RETURNED CHECK		180.91	
7-20	1	NSF CHG OVERDRAWN	0709	18.50-	
7-23	1	DEPOSIT		5750.00	
7-23	1	DEPOSIT		2743.93	
7-24	1	DEPOSIT	0717	12000.00	no deposit slip
7-30	1	DEPOSIT		6384.00	
7-30	1	DEPOSIT		31.90	
7-31	999	SERVICE CHARGE	0716	15.00-	

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
6-30	6391.14	7-05	3740.76	7-09	9623.65
7-10	9495.28	7-11	7627.42	7-13	8083.51
7-16	6954.72	7-17	6454.72	7-18	4954.72
7-19	1006.69-	7-20	4204.28-	7-23	4000.67
7-24	4521.27	7-30	10815.00	7-31	10800.00

END OF STATEMENT

Finally Free Consumer Products
Account Reconciliation
As of Jul 31, 2001
10200 - River City Checking Account
Bank Statement Date: July 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				4,250.56
Add: Cash Receipts				35,245.40
Less: Cash Disbursements				<31,953.55>
Add <Less> Other				
Ending GL Balance				7,542.41
Ending Bank Balance				
Add back deposits in transit				
	Jun 20, 2001	7/3/01	600.00	
Total deposits in transit				600.00
<Less> outstanding checks				
	Mar 5, 2001	1565	<25.00>	
	Jul 27, 2001	1715	<451.60>	
	Jul 27, 2001	1716	<358.77>	
	Jul 27, 2001	1717	<596.27>	
	Jul 31, 2001	1718	<125.79>	
	Jul 31, 2001	1720	<225.60>	
	Jul 31, 2001	1721	<2,074.56>	
Total outstanding checks				<3,857.59>
Add <Less> Other				
Total other				
Unreconciled difference				10,800.00
Ending GL Balance				7,542.41

Smart Systems Charge card for Inv # 5005

Balanced

HAMILTON-Biophile Companies
Account Register
For the Period From Jul 1, 2001 to Jul 31, 2001
10200 - River City Checking Account

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			4,250.56
7/2/01	1698	Withdrawal	United Productions, Inc.		452.68	3,797.88
7/3/01	1699	Withdrawal	Rex Utley		128.37	3,669.51
7/5/01	1700	Withdrawal	River City Bank		4,600.40	-930.89
7/5/01	7/5/01	Deposit	River City Bank	2,000.00		1,069.11
7/9/01	1701	Withdrawal	AICCO		449.91	619.20
7/9/01	1702	Withdrawal	Bank of America		500.00	119.20
7/9/01	1703	Withdrawal	Kaiser Health Foundation		702.26	-583.06
7/9/01	7/10/01	Deposit	Computer Exchange	3,440.67		2,857.61
		Deposit	Eddie Sanders	26.90		2,884.51
7/10/01	1704	Withdrawal	Federal Express Corporation		45.70	2,838.81
7/10/01	7/10/01	Deposit	Alsto Galesburg	2,868.00		5,706.81
7/12/01	1705	Withdrawal	U.S. Postal Service		102.90	5,603.91
7/12/01	1707	Withdrawal	SMUD		530.28	5,073.63
7/12/01	1708	Withdrawal	Barrett Business Services		5,293.91	-220.28
7/13/01	1706	Withdrawal	Corp Duplication Solutions,In		3,360.00	-3,580.28
7/13/01	7/13/01	Deposit	Luminescence Catalog	5,400.00		1,819.72
		Deposit	Luminescence Catalog	350.00		2,169.72
7/16/01	1709	Withdrawal	Federal Express Corporation		226.20	1,943.52
7/17/01	1710	Withdrawal	Ed Iaconis		180.91	1,762.61
7/17/01	1711	Withdrawal	Rex Utley		62.78	1,699.83
7/19/01	R0713	Withdrawal	River City Bank		6.00	1,693.83
7/19/01	R0714	Withdrawal	River City Bank		6.00	1,687.83
7/19/01	R0715	Withdrawal	River City Bank		18.50	1,669.33
7/19/01	R0716	Withdrawal	River City Bank		15.00	1,654.33
7/20/01	1713	Withdrawal	Antelope / Caputo, LLC		11,298.49	-9,644.16
7/23/01	7/26/01	Deposit	Almyr Vieira	130.00		-9,514.16
		Deposit	A. Stetan	138.73		-9,375.43
		Deposit	Gaiam, Inc	2,475.20		-6,900.23
7/24/01	7/24/01	Deposit	Gregory F. Gilbert	12,000.00		5,099.77
7/26/01	1714	Withdrawal	CINTAS Corporation		122.17	4,977.60
7/27/01	1715	Withdrawal	SMUD		451.60	4,526.00
7/27/01	1716	Withdrawal	Sprint		358.77	4,167.23
7/27/01	1717	Withdrawal	Sprint		596.27	3,570.96
7/31/01	0709	Withdrawal	River City Bank		18.50	3,552.46
7/31/01	1718	Withdrawal	CINTAS Corporation		125.79	3,426.67
7/31/01	1720	Withdrawal	United Productions, Inc.		225.60	3,201.07
7/31/01	1721	Withdrawal	Nations Rent #132-Sacrament		2,074.56	1,126.51
7/31/01	7/31/01	Deposit	Frances Katz	31.90		1,158.41
		Deposit	Alsto Galesburg	6,384.00		7,542.41
			Total	35,245.40	31,953.55	

(14)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

FILED
mm
04 JAN 28 PM 2:45
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 8/31/2001 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	286,831	439,620	
	b. Total Assets	379,751	525,520	132,259
	c. Current Liabilities	80,423	11,008	
	d. Total Liabilities	1,907,022	1,837,607	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	205,547	179,911	2,403,708
	b. Total Disbursements	244,257	31,953	2,435,476
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(38,711)	147,958	-31,769
	d. Cash Balance at Beginning of Month	36,968	6,391	30,026
	e. Cash Balance End of Month (c+d)	(1,743)	154,349	(1,743)
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(162,776)	147,958	88,769
5	Account Receivables (Pre and Post Petition)	127,727	418,820	
6	Post-Petition Liabilities	1,940,556	11,008	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X	
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?		X

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: (Pending)
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature] CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended August 31, 2001

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
152			1	Gross Sales	2,321,093	
			2	less:Sales Returns & Allowances	0	
152			3	Net Sales	2,321,093	
97,670			4	less: Cost of Goods Sold (Schedule 'B')	1,547,177	
(97,518)			5	Gross Profit	773,916	
			6	Interest	0	
3,481			7	Other Income	92,023	
92			8		92	
			9		0	
(93,945)			10	**Total Revenues**	866,031	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
4,992			14	Contract Labor	4,992	
				Rent/Lease	0	
			15	Personal Property	5,071	
4,794			16	Real Property	199,662	
1,152			17	Insurance	1,152	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
738			22	Other Taxes	1,538	
1,439			23	Other Selling	1,439	
2,716			24	Other Administrative	54,448	
1,291			25	Interest	1,291	
			26	Other Expenses:	0	
25,707			27	Outside sales commissions	302,137	
1,519			28	Advertising Expenses	62,665	
			29	Trade Show Expenses	12,627	
			30	Insurance Expenses	26,996	
4,483			31	Telephone & Utilities	40,604	
			32	Misc. Expenses & Adjustments	20,658	
			33		0	
			34		0	
48,831			35	**Total Expenses**	757,262	
(142,776)			36	**Subtotal**	108,769	
				Reorganization Items:		
20,000			37	Professional Fees	20,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		0	
20,000			43	**Total Reorganization Items**	20,000	
(162,776)			44	**Net Profit (Loss) Before Federal & State Taxes**	88,769	
			45	Federal & State Income Taxes	0	
(162,776)			46	**Net Profet (Loss)**	88,769	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only)

BALANCE SHEET

(General Business Case)

For the Month Ended 08/31/01

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		(1,743)
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		127,727
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Hamilton-Clarke Industries, Inc.		134,912
8	Metabolic Industries, Inc.		15,935
9	**Total Current Assets**		286,831

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	379,751

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		14,902
36	Accounts payable (trade)	A	
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		62,513
42			
43			
44	**Total current Liabilities**		80,423
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	12,900
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,826,599
51	**Total Liabilities**		1,907,022
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,337,366
55	Cumulative profit/(loss) since filing case		88,769
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,527,271
60	**Total Liabilities and Equity (Deficit)**		$ 379,751

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	60,568		
31-60 Days	47,532		
61-90 Days	19,607		
91+ Days			
Total accounts receivable/payable	127,727		
Allowance for doubtful accounts			
Accounts receivable (net)	127,727		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	95,306
Direct labor	
Manufacturing overhead	
Freight in	1,979
Other:	386
	372
Less-	
Inventory End of Month	10,000
Shrinkage	1
Personal Use	
Cost of Goods Sold	97,670

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	**0-30 Days**	**31-60 Days**	**61-90 Days**	**90+ Days**	**Total**
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	**Claimed Amount**	**Allowed Amount (b)**
Secured claims (a)		
Priority claims other than taxes	185,000	12,900
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,639

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	**Account 2**	**Account 3**	**Account 4**
nk				
count Type				
count No.				
count Purpose				
lance, End of Month				
tal Funds on Hand for all Accounts				

ch copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended August 31, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	3,441	$86,806
2	Cash Received from Sales	152,066	2,224,361
3	Interest Received		0
4	Borrowings		22,691
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions	50,000	50,000
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		6,721
9	Miscellaneous Sales		0
10	Other Income	40	40
11			0
			0
12	Total Cash Receipts	205,547	$2,403,706
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	95,306	$1,221,749
14	Selling	10,816	349,867
15	Administrative	3,198	58,281
16	Capital Expenditures		0
17	Principal Payments on Debt	79,415	79,415
18	Interest Paid	3,953	3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	4,794	210,952
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other		0
26	Salaries/Commissions (less employee withholding)	3,992	3,992
27	Attorney for Debtor and Miscellaneous	20,000	41,888
	Taxes:		0
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes	738	1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	15,191	291,621
34	Advertising Costs	1,519	82,663
35	Trade Show Costs		12,627
36	Insurance Costs	1,152	31,300
37	Telephone & Utilities	4,483	42,538
			0
38	Total Cash Disbursements	244,257	$2,435,476
39	**Net Increase (Decrease) in Cash**	(38,711)	($31,769)
40	**Cash Balance, Beginning of Period**	36,968	$30,026
41	**Cash Balance, End of Period**	(1,743)	($1,743)

	June 2,001.00	Increase	Decrease	July 2001	Increase	Decrease	August 2001
Alsto	2,376.00		2,376.00	0.00			0.00
	108.00		108.00	0.00			0.00
	3,084.00		3,084.00	0.00			0.00
	816.00		816.00	0.00			0.00
		672.00		672.00		672.00	0.00
		924.00		924.00		924.00	0.00
		2,868.00		2,868.00		2,868.00	0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
Amazon	720.00			720.00			720.00
	1,188.00			1,188.00			1,188.00
	1,440.00			1,440.00			1,440.00
	720.00			720.00			720.00
	720.00			720.00			720.00
	720.00			720.00			720.00
		720.00		720.00			720.00
				0.00			0.00
				0.00			0.00
Galm	450.00			450.00		450.00	0.00
		10,368.00		10,368.00		10,368.00	0.00
		3,132.00		3,132.00		3,132.00	0.00
				0.00	3,663.00	3,663.00	0.00
				0.00	1,080.00		1,080.00
				0.00			0.00
				0.00			0.00

	June	Increase	Decrease	July	Increase	Decrease	August
	2,001.00			2001			2001
Healthcare 21				0.00			0.00
				0.00			0.00
				0.00			0.00
Hedonics	600.00			600.00			600.00
	1,458.00			1,458.00			1,458.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
Luminescence		5,400.00		5,400.00		5,400.00	0.00
				0.00	5,400.00		5,400.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
Price Click	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
				0.00			0.00
				0.00			0.00
Remington Products				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
SMART	600.00			600.00			600.00
				0.00			0.00
				0.00			0.00
				0.00			0.00

	June 2,001.00	Increase	Decrease	July 2001	Increase	Decrease	August 2001
				0.00			0.00
Techno	1,200.00			1,200.00		1,200.00	0.00
	2,484.00			2,484.00		2,484.00	0.00
				0.00	1,020.00	1,020.00	0.00
				0.00	1,800.00		1,800.00
				0.00	600.00		600.00
				0.00			0.00
				0.00			0.00
The Shopping Channel	51,642.00			51,642.00		49,435.08	2,206.92
	34,104.00			34,104.00		28,118.75	5,985.25
	7,200.00			7,200.00		6,984.00	216.00
	14,700.00			14,700.00		14,259.00	441.00
		111,792.00		111,792.00		92,172.50	19,619.50
		27,192.00		27,192.00			27,192.00
				0.00		4,962.13	-4,962.13
				0.00	56,670.00		56,670.00
				0.00			0.00
				0.00			0.00
QVC, Inc.				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00
				0.00			0.00

	June			July			August
	2,001.00	Increase	Decrease	2001	Increase	Decrease	2001
	128,922.00	163,068.00	6,384.00	285,606.00	70,233.00	228,112.46	127,726.54
Revenue Per PeachTree				174,161.20			-5,965.68

5:02 PM
01/14/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of August 31, 2001

	Aug 31, 01	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	-1,742.71	
Total Checking/Savings	-1,742.71	
Accounts Receivable		
Accounts Receivable - Trade	127,727.00	
Total Accounts Receivable	127,727.00	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~8,786.59~~	134,911.93
Inventory	10,000.00	
Metabolic Industries	15,934.92	
Total Other Current Assets	~~32,721.42~~	160,846.85
Total Current Assets	~~158,705.74~~	286,831.14
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~251,625.50~~	379,750.93
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	62,513.27	
Total Credit Cards	62,513.27	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Motorsports HCI	-128,125.43	
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-110,215.10~~	17,910.33
Total Current Liabilities	~~-47,701.83~~	80,423.60
Long Term Liabilities		
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	12,900.00	
Total Long Term Liabilities	1,826,599.00	
Total Liabilities	~~1,778,897.17~~	1,907,022.60
Equity		
Addional Paid-in Capital	31,337,366.00	
Capital Stock	13,329,796.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	-170,093.82	
Net Income	238,892.84	
Total Equity	-1,527,271.67	
TOTAL LIABILITIES & EQUITY	251,625.50	379,750.93

5:09 PM

01/14/04

Accrual Basis

Biophile, Inc.
Profit & Loss
August 1 - 30, 2001

	Aug 1 - 30, 01
Ordinary Income/Expense	
Income	
Gross Sales	152.25
Total Income	152.25
Cost of Goods Sold	
Finally Free Unit	94,147.77
Freight In	1,171.64
McClellan Project	1,978.76
Storm Drain	372.13
Total COGS	97,670.30
Gross Profit	-97,518.05
Expense	
Administrative	1,837.11
Contract Labor	4,992.36
Other Expense	33,647.43
Other Selling	1,439.13
Rent Expense	4,793.95
Taxes	737.74
Total Expense	47,447.72
Net Ordinary Income	-144,965.77
Other Income/Expense	
Other Income	
Other Income	3,480.67
Total Other Income	3,480.67
Other Expense	
Interest Expense	1,291.14
Reorganization Items	20,000.00
Total Other Expense	21,291.14
Net Other Income	-17,810.47
Net Income	-162,776.24

FILED

04 JAN 28 PM 2:45

CLERK U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

(21)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 9/30/2001 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	375,066	286,831	
	b. Total Assets	467,986	379,751	132,259
	c. Current Liabilities	81,306	80,423	
	d. Total Liabilities	1,897,147	1,907,022	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	114,272	205,547	2,548,006
	b. Total Disbursements	81,993	244,257	2,517,470
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	32,279	-38,711	30,536
	d. Cash Balance at Beginning of Month	(1,743)	36,968	0
	e. Cash Balance End of Month (c+d)	30,536	-1,743	30,536
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(1,889)	-162,776	~~-66,910-~~ OPS STMT.
5	Account Receivables (Pre and Post Petition)	166,001	127,727	
6	Post-Petition Liabilities	81,306	80,423	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	
10	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])	X	
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ____ U.S. Trustee Quarterly Fees ____ Check if filing is current for: Post-petition tax reporting and tax returns: ____ (Pending)

(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended 9/31/2001

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
47,106			1	Gross Sales	2,368,199	
			2	less:Sales Returns & Allowances		
47,106			3	Net Sales	2,368,199	
26,815			4	less: Cost of Goods Sold (Schedule 'B')	1,573,992	
20,291			5	Gross Profit	794,207	
			6	Interest	0	
3,441			7	Other Income	95,464	
			8		0	
			9		0	
23,732			10	**Total Revenues**	889,671	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
1,722			14	Contract Labor	8,714	
				Rent/Lease	0	
			15	Personal Property	5,071	
4,794			16	Real Property	204,446	
450			17	Insurance	1,692	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
188			23	Other Selling	1,627	
10,571			24	Other Administrative	65,019	
882			25	Interest	2,173	
			26	Other Expenses:	0	
1,382			27	Outside sales commissions	303,499	
			28	Advertising Expenses	82,663	
3,280			29	Trade Show Expenses	15,907	
			30	Insurance Expenses	28,996	
1,407			31	Telephone & Utilities	42,008	
966			32	Misc. Expenses & Adjustments	21,499	
			33		0	
			34		0	
25,621			35	**Total Expenses**	782,761	
(1,889)			36	**Subtotal**	106,910	
				Reorganization Items:		
			37	Professional Fees	40,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		0	
0			43	**Total Reorganization Items**	40,000	
(1,889)			44	**Net Profit (Loss) Before Federal & State Taxes**	66,910	
			45	Federal & State Income Taxes	0	
(1,889)			46	**Net Profit (Loss)**	66,910	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 09/30/00

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		30,536
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		166,001
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Beginning AR diff		
8	Hamilton-Clarke Industries, Inc.		146,911
	Metabolic Industries		21,618
9	**Total Current Assets**		375,066

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl. Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	467,986

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Revised 3/15/99

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		14,902
36	Accounts payable (trade)	A	
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		63,396
42			
43			
44	**Total current Liabilities**		81,306
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	2,142
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,815,841
51	**Total Liabilities**		1,897,147
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,263,235
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,437,366
55	Cumulative profit/(loss) since filing case		66,910
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,429,161
60	**Total Liabilities and Equity (Deficit)**		$ 467,986

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	47,214		
31-60 Days	51,648		
61-90 Days	67,139		
91+ Days			
Total accounts receivable/payable	166,001		
Allowance for doubtful accounts			
Accounts receivable (net)	166,001		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	26,952
Direct labor	
Manufacturing overhead	
Freight in	
Other:	-137
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	26,815

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x
Date of last physical inventory was	12/10/1999
Date of next physical inventory is	12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Reviesed 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	2,142
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended September 30, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	3,441	$90,246
2	Cash Received from Sales	6,832	2,233,193
3	Interest Received		0
4	Borrowings	102,000	124,691
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		50,000
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		6,721
9	Miscellaneous Sales		30,026
10	Other Income		40
11			0
			0
12	Total Cash Receipts	114,272	$2,548,006
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	26,952	$1,248,701
14	Selling	539	350,406
15	Administrative	14,802	73,083
16	Capital Expenditures		0
17	Principal Payments on Debt	11,413	90,828
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,062
20	Real Property	11,298	222,250
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	13,595	17,587
27	Attorney for Debtor and Miscellaneous	714	42,602
	Taxes:		0
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	823	292,444
34	Advertising Costs		82,663
35	Trade Show Costs		12,627
36	Insurance Costs	450	31,750
37	Telephone & Utilities	1,407	43,945
			0
38	Total Cash Disbursements	81,993	$2,517,470
39	**Net Increase (Decrease) in Cash**	32,279	$30,536
40	**Cash Balance, Beginning of Period**	(1,743)	
41	**Cash Balance, End of Period**	30,536	$30,536

HAMILTON-Biophile Companies
Account Reconciliation
As of Sep 30, 2001
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: September 30, 2001

Filter Criteria includes; Report is printed in Detail Format.

Beginning GL Balance				6,943.66
Add: Cash Receipts				13,298.49
Less: Cash Disbursements				<10,757.64>
Add <Less> Other				
Ending GL Balance				9,484.51
Ending Bank Balance				11,261.75
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
	Sep 25, 2001	1021	<757.64>	
Total outstanding checks				<1,777.24>
Add <Less> Other				
Total other				
Unreconciled difference				
Ending GL Balance				9,484.51

HAMILTON-Biophile Companies
Account Register
For the Period From Sep 1, 2001 to Sep 30, 2001
10250 - Mechanic's Bank Acct #39003795

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			6,943.66
9/25/01	1021	Withdrawal	Alan Adler		757.64	6,186.02
9/25/01	1022	Withdrawal	Cason Nightingale		10,000.00	-3,813.98
9/25/01	1022V	Withdrawal	Cason Nightingale		-10,000.00	6,186.02
9/25/01	1023	Withdrawal	Walter R. Dahl		10,000.00	-3,813.98
9/26/01	9/26/01	Deposit	River City Bank	13,298.49		9,484.51
			Total	13,298.49	10,757.64	

HAMILTON-Biophile Companies
Account Reconciliation
As of Sep 30, 2001
10200 - River City Acct #28206
Bank Statement Date: September 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<8,686.37>
Add: Cash Receipts				114,272.18
Less: Cash Disbursements				<84,534.39>
Add <Less> Other				
Ending GL Balance				21,051.42
Ending Bank Balance				36,450.21
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks	Mar 5, 2001	1565	<25.00>	
	Aug 21, 2001	1760	<2,251.05>	
	Aug 30, 2001	1789	<10,000.00>	
	Sep 11, 2001	1801	<539.07>	
	Sep 26, 2001	1812	<860.42>	
	Sep 26, 2001	1813	<400.00>	
	Sep 27, 2001	1814	<702.26>	
	Sep 28, 2001	1815	<74.89>	
	Sep 28, 2001	1816	<546.10>	
Total outstanding checks				<15,398.79>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				21,051.42

Biophile, Inc.
Reconciliation Detail
River City Bank, Period Ending 09/30/2001

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						38,706.96
Cleared Transactions						
Checks and Payments - 43 items						
Check	8/20/2001	1735	United Productions	X	-526.00	-526.00
Check	8/21/2001	1767	Sierra Property Mgt	X	-12.50	-538.50
Check	8/21/2001	1752	Safety-Kleen	X	-486.18	-1,024.68
Check	8/21/2001	1765	Teegarden	X	-226.50	-1,251.18
Check	8/21/2001	1764	Heldt Machine & Tool	X	-40.00	-1,291.18
Check	8/21/2001	1763	Heldt Machine & Tool	X	-112.50	-1,403.68
Check	8/28/2001	1782	United Productions	X	-711.24	-2,114.92
Check	8/28/2001	1783	RhondaLeippi	X	-50.00	-2,164.92
Check	8/28/2001	1784	Skolnick	X	-1,250.10	-3,415.02
Check	8/28/2001	1786	Kaiser Health	X	-702.26	-4,117.28
Check	8/30/2001	1788	Olin Gilbert	X	-12,000.00	-16,117.28
Check	8/30/2001	1794	Nakagawa, Mike	X	-10,000.00	-26,117.28
Check	8/30/2001	1792	John Fitzgerald	X	-1,000.00	-27,117.28
Check	8/30/2001	1790	Masamari, Eric	X	-8,000.00	-35,117.28
Check	9/5/2001	1795	Kinko's	X	-49.11	-35,166.39
Check	9/7/2001		River City Bank	X	-11.00	-35,177.39
Check	9/7/2001	1796	Corporate Duplicatio...	X	-3,280.00	-38,457.39
Check	9/10/2001	1800	EWI	X	-137.00	-38,594.39
Check	9/10/2001	1798	Barrett Business Ser...	X	-4,300.40	-42,894.79
Check	9/10/2001	1797	Antelope/Caputo, LLC	X	-11,298.49	-54,193.28
Check	9/11/2001	1799	Kinko's	X	-263.39	-54,456.67
Check	9/12/2001		Force Fuel Injection	X	-67.50	-54,524.17
Check	9/12/2001		United Productions	X	-4,815.43	-59,339.60
Check	9/12/2001	1802	Skolnick	X	-823.15	-60,162.75
Check	9/13/2001	1804	Barrett Business Ser...	X	-4,993.91	-65,156.66
Check	9/13/2001	1803	UCP United Cerebra...	X	-50.00	-65,206.66
Check	9/17/2001		River City Bank	X	-35.00	-65,241.66
Check	9/17/2001		United Productions	X	-5,000.00	-70,241.66
Check	9/20/2001		River City Bank	X	-500.00	-70,741.66
Check	9/20/2001	1805	UPS	X	-50.59	-70,792.25
Check	9/20/2001	1806	CINTAS	X	-84.88	-70,877.13
Check	9/20/2001	1807	AICCO	X	-449.91	-71,327.04
Check	9/21/2001		River City Bank	X	-11.00	-71,338.04
Check	9/21/2001		River City Bank	X	-11.00	-71,349.04
Check	9/21/2001	1808	Lew Pierce	X	-465.00	-71,814.04
Check	9/21/2001	1809	Barrett Business Ser...	X	-4,300.40	-76,114.44
Check	9/24/2001	1811	American Stock Tra...	X	-10,000.00	-86,114.44
Check	9/24/2001		River City Bank	X	-11.00	-86,125.44
Check	9/25/2001	1810	The Mechanics Bank	X	-13,298.49	-99,423.93
Check	9/25/2001		River City Bank	X	-35.00	-99,458.93
Check	9/26/2001		River City Bank	X	-35.00	-99,493.93
Check	9/26/2001		United Productions	X	-17,000.00	-116,493.93
General Journal	9/30/2001	14		X	-35.00	-116,528.93
Total Checks and Payments					-116,528.93	-116,528.93
Deposits and Credits - 12 items						
Deposit	9/7/2001		Joseph Rheal Cote	X	20,000.00	20,000.00
Deposit	9/10/2001		Amazon.com	X	5,508.00	25,508.00
Deposit	9/12/2001		Computer Exchange	X	3,440.67	28,948.67
Deposit	9/12/2001		Amazon.com	X	720.00	29,668.67
Deposit	9/13/2001		Hedonics Catalouge,...	X	2,003.51	31,672.18
Deposit	9/17/2001		HCI Motorsports	X	2,000.00	33,672.18
Deposit	9/20/2001		Merica Corporation, I...	X	5,000.00	38,672.18
Deposit	9/20/2001		Smart System, Inc.	X	600.00	39,272.18
Deposit	9/20/2001		WLK Investments LLC	X	5,000.00	44,272.18
Deposit	9/21/2001		Jeannine Gurian	X	10,000.00	54,272.18

Biophile, Inc.
Reconciliation Detail
River City Bank, Period Ending 09/30/2001

Type	Date	Num	Name	Clr	Amount	Balance
Deposit	9/21/2001		Benil Finance Ltd	X	10,000.00	64,272.18
Deposit	9/24/2001		Ryan & Co	X	50,000.00	114,272.18
Total Deposits and Credits					114,272.18	114,272.18
Total Cleared Transactions					-2,256.75	-2,256.75
Cleared Balance					-2,256.75	36,450.21
Uncleared Transactions						
Checks and Payments - 8 items						
Check	8/21/2001	1760	Elisabeth D'Orazio		-2,251.05	-2,251.05
Check	8/30/2001	1789	Nakagawa, Mike		-10,000.00	-12,251.05
Check	9/11/2001	1801	Dianne Reichenback		-539.07	-12,790.12
Check	9/25/2001	1812	Sprint		-860.42	-13,650.54
Check	9/25/2001	1813	Bank of America		-400.00	-14,050.54
Check	9/27/2001	1814	Travernier, Boyd		-702.26	-14,752.80
Check	9/28/2001	1816	PacBell		-546.10	-15,298.90
Check	9/28/2001	1815	Comp USA		-74.89	-15,373.79
Total Checks and Payments					-15,373.79	-15,373.79
Total Uncleared Transactions					-15,373.79	-15,373.79
Register Balance as of 09/30/2001					-17,630.54	21,076.42
Ending Balance					**-17,630.54**	**21,076.42**

6:07 PM
01/14/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of September 30, 2001

	Sep 30, 01	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	30,535.93	
Total Checking/Savings	30,535.93	
Accounts Receivable		
Accounts Receivable - Trade	166,001.98	
Total Accounts Receivable	166,001.98	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~16,931.40~~	146,911.46
Inventory	10,000.00	
Metabolic Industries	21,617.72	
Total Other Current Assets	~~42,549.12~~	178529.18
Total Current Assets	~~239,087.03~~	375,067.05
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~332,006.82~~	467 986.88
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	63,395.51	
Total Credit Cards	63,395.51	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Motorsports HCI	~~-136,980.06~~	
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-118,069.73~~	17,910.33
Total Current Liabilities	~~-54,674.22~~	81,305.84
Long Term Liabilities		
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	2,142.36	
Total Long Term Liabilities	1,815,841.36	
Total Liabilities	~~1,761,167.14~~	1897,147.20
Equity		
Addional Paid-in Capital	31,437,366.00	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	-170,093.82	
Net Income	237,004.19	
Total Equity	-1,429,160.32	
TOTAL LIABILITIES & EQUITY	~~332,006.82~~	467 986.88

6:08 PM
01/14/04
Accrual Basis

Biophile, Inc.
Profit & Loss
September 2001

		Sep 01
Ordinary Income/Expense		
Income		
Gross Sales		
Finally Free Sales	47,106.49	
Total Gross Sales		47,106.49
Total Income		47,106.49
Cost of Goods Sold		
Finally Free Unit		26,815.43
Total COGS		26,815.43
Gross Profit		20,291.06
Expense		
Administrative		
Bank Service Charges	184.00	
Office Supplies	387.39	
Stock Transfer	10,000.00	
Total Administrative		10,571.39
Contract Labor		1,721.56
Other Expense		
Insurance Expenses		
Product Liability Ins.	449.91	
Total Insurance Expenses	449.91	
Miscellanous Expenses	500.00	
Outside Sales Commissions	1,362.22	
Telephone & Utilities	1,406.52	
Trade Show Expenses	3,280.00	
Total Other Expense		6,998.65
Other Selling		
Freight Out	187.59	
Total Other Selling		187.59
Rent Expense		4,793.95
Total Expense		24,273.14
Net Ordinary Income		-3,982.08
Other Income/Expense		
Other Income		
Other Income		
Rental Receipts	3,440.67	
Total Other Income		3,440.67
Total Other Income		3,440.67
Other Expense		
Interest Expense		882.24
Reorganization Items		
Professional Fees	465.00	
Total Reorganization Items		465.00
Total Other Expense		1,347.24
Net Other Income		2,093.43
Net Income		-1,888.65

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001
Alsto	0.00	1,908.00		1,908.00			1,908.00
	0.00			0.00	600.00		600.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Amazon	720.00		720.00	0.00			0.00
	1,188.00		1,188.00	0.00			0.00
	1,440.00		1,440.00	0.00			0.00
	720.00		720.00	0.00			0.00
	720.00		720.00	0.00			0.00
	720.00		720.00	0.00			0.00
	720.00		720.00	0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Gaim	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	1,080.00			1,080.00			1,080.00
	0.00			0.00			0.00
	0.00			0.00			0.00

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001
Healthcare 21	0.00			0.00	648.00	648.00	0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Hedonics	600.00		600.00	0.00			0.00
	1,458.00		1,458.00	0.00			0.00
	0.00	54.00	54.00	0.00			0.00
	0.00	708.00		708.00			708.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Luminescence	0.00			0.00	5,400.00		5,400.00
	5,400.00			5,400.00			5,400.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Price Click	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	0.00	648.00		648.00			648.00
	0.00			0.00			0.00
Remington Products	0.00	9,720.00		9,720.00		9,720.00	0.00
	0.00	7,776.00		7,776.00			7,776.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
SMART	600.00		600.00	0.00			0.00
	0.00	600.00		600.00			600.00
	0.00	600.00		600.00			600.00
	0.00			0.00			0.00

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001
	0.00			0.00			0.00
Techno	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	1,800.00			1,800.00		1,800.00	0.00
	600.00			600.00		600.00	0.00
	0.00			0.00	858.00	858.00	0.00
	0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00
	441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00
	0.00			0.00			0.00
QVC, Inc.	0.00	25,200.00		25,200.00			25,200.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
							0.00
							0.00
							0.00
							0.00
							0.00
	0.00			0.00			0.00
							0.00
							0.00

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001
	127,728.54	47,214.00	8,940.00	166,000.54	7,506.00	13,626.00	159,880.54
Revenue Per PeachTree	-5,965.68			47,105.51			6,715.00

HAMILTON-Biophile Companies
Sales Journal
For the Period From Sep 1, 2001 to Sep 30, 2001

Filter Criteria includes: Report order is by Invoice Date. Report is printed in Detail Format.

Date	Account ID	Invoice No	Line Description	Debit Amnt	Credit Amnt
9/7/01	40100	01-5025	Finally Free Ultra		648.00
	11000		Price Click, Inc.	648.00	
9/7/01	40100	01-5026	Finally Free Ultra W/Patch		9,720.00
	11000		Remington Products Co., LLC	9,720.00	
9/13/01	40100	188884594CR		54.49	
	11000		Hedonics Catalouge, Inc.		54.49
9/21/01	40100	01-5028	Finally Free Ultra Permanent Hair Remover		25,200.00
	11000		QVC, Inc.	25,200.00	
9/21/01	40100	01-5029	Face Patch Refill		108.00
	40100		Finally Free Ultra		1,800.00
	11000		Alsto Galesburg	1,908.00	
9/21/01	40100	01-5030	Finally Free Ultra		600.00
	11000		Smart System, Inc.	600.00	
9/21/01	40100	01-5031	Finally Free Ultra		600.00
	11000		Smart System, Inc.	600.00	
9/26/01	40100	01-5032	Finally Free Ultra		600.00
	40100		Hair Removel Patch Refill 6pcs) - Leg/Underarm		108.00
	11000		Hedonics Catalouge, Inc.	708.00	
9/26/01	40100	01-5033	Finally Free Ultra		7,776.00
	11000		Remington Products Co., LLC	7,776.00	
		Total		47,214.49	47,214.49

(18)

FILED
mm
04 JAN 28 PM 2:45
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 10/31/2001 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	342,781	375,066	
	b. Total Assets	435,701	467,986	132,259
	c. Current Liabilities	78,346	81,306	
	d. Total Liabilities	1,894,187	1,897,147	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	46,125	114,272	2,594,129
	b. Total Disbursements	67,142	81,993	2,584,610
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(21,017)	32,279	9,520
	d. Cash Balance at Beginning of Month	30,536	-1,743	0
	e. Cash Balance End of Month (c+d)	9,520	30,536	9,520
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(29,326)	-1,889	~~-916,522~~ OPS START
5	Account Receivables (Pre and Post Petition)	159,881	166,001	
6	Post-Petition Liabilities	1,940,556	81,306	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	
10	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___ ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended October 31, 2001

Current Month: Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
6,715			1	Gross Sales	2,374,914	
			2	less:Sales Returns & Allowances		
6,715			3	Net Sales	2,374,914	
6,649			4	less: Cost of Goods Sold (Schedule 'B')	1,580,641	
66			5	Gross Profit	794,274	
			6	Interest	0	
3,441			7	Other Income	98,904	
			8		0	
			9		0	
3,507			10	**Total Revenues**	893,178	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
2,861			14	Contract Labor	9,574	
				Rent/Lease	0	
			15	Personal Property	5,071	
3,692			16	Real Property	208,138	
			17	Insurance	1,602	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,938	
1,167			23	Other Selling	2,814	
327			24	Other Administrative	65,346	
870			25	Interest	3,043	
			26	Other Expenses:	0	
1,126			27	Outside sales commissions	304,625	
1,230			28	Advertising Expenses	63,893	
1,222			29	Trade Show Expenses	17,129	
450			30	Insurance Expenses	29,448	
155			31	Telephone & Utilities	42,163	
			32	Misc. Expenses & Adjustments	21,499	
			33		0	
			34		0	
13,119			35	**Total Expenses**	795,881	
(9,612)			36	**Subtotal**	97,298	
				Reorganization Items:		
16,714			37	Professional Fees	40,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
3,000			41	U.S. Trustee Quarterly Fees	0	
			42		(206)	
19,714			43	**Total Reorganization Items**	39,744	
(29,326)			44	**Net Profit (Loss) Before Federal & State Taxes**	57,554	37,584
			45	Federal & State Income Taxes	0	
(29,326)			46	**Net Profet (Loss)**	57,554	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only)

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 10/31/01

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		9,520
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		159,881
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Beginning AR diff		
8	Notes Rec Metabolic Inc.		16,262
	Notes Rec Hamilton-Clarke Industries		147,119
9	**Total Current Assets**		342,781

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	435,701

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		60,436
42			
43			
44	**Total current Liabilities**		78,346
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	2,142
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,815,841
51	**Total Liabilities**		1,894,187
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,437,366
55	Cumulative profit/(loss) since filing case		57,554
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,458,486
60	**Total Liabilities and Equity (Deficit)**		$ 435,701

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	6,000		
31-60 Days	37,440		
61-90 Days	116,441		
91+ Days			
Total accounts receivable/payable	159,881		
Allowance for doubtful accounts			
Accounts receivable (net)	159,881		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	7,364
Direct labor	
Manufacturing overhead	
Freight in	
Other:	-715
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	6,649

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Reviesed 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	2,142
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended October 31, 2001

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	3,441	$93,685
2	Cash Received from Sales	12,487	2,245,680
3	Interest Received		0
4	Borrowings	28,699	153,390
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		50,000
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		6,721
9	Miscellaneous Sales		30,026
10	Other Income	1,499	1,639
11			0
			0
12	Total Cash Receipts	46,125	$2,594,129
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	7,364	$1,256,065
14	Selling	0	380,406
15	Administrative	4,799	77,882
16	Capital Expenditures		0
17	Principal Payments on Debt	0	90,828
18	Interest Paid		3,853
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	10,548	232,798
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	49,945	67,532
27	Attorney for Debtor and Miscellaneous	(10,000)	32,601
	Taxes:		0
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	1,126	293,570
34	Advertising Costs		82,663
35	Trade Show Costs	2,466	15,093
36	Insurance Costs	450	32,200
37	Telephone & Utilities	443	44,388
			0
38	Total Cash Disbursements	67,142	$2,584,610
39	**Net Increase (Decrease) in Cash**	(21,017)	$9,520
40	**Cash Balance, Beginning of Period**	30,536	
41	**Cash Balance, End of Period**	9,520	$9,520

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2001
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: October 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				9,484.51
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				9,484.51
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				10,504.11
Ending GL Balance				9,484.51

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2001
10200 - River City Acct #28206
Bank Statement Date: October 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				21,051.42
Add: Cash Receipts				46,125.45
Less: Cash Disbursements				<67,142.24>
Add <Less> Other				
Ending GL Balance				34.63
Ending Bank Balance				7,900.03
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Oct 23, 2001	1830	<1,126.20>	
	Oct 29, 2001	1832	<6,714.20>	
Total outstanding checks				<7,865.40>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				34.63

HAMILTON-Biophile Companies
Account Register
For the Period From Oct 1, 2001 to Oct 31, 2001
10200 - River City Acct #28206

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			21,051.42
10/2/01	1818	Withdrawal	United Productions, Inc.		864.00	20,187.42
10/4/01	1817	Withdrawal	Mathew R. Eason		20,000.00	187.42
10/4/01	1819	Withdrawal	Barrett Business Services		8,600.80	-8,413.38
10/5/01	1820	Withdrawal	George Little Management, Inc		1,230.00	-9,643.38
10/5/01	1821	Withdrawal	Uniglobe Capital Travel		1,236.45	-10,879.83
10/10/01	10/10/01	Deposit	Computer Exchange	3,440.67		-7,439.16
10/10/01	1789V	Withdrawal	Mike K. Nakagawa		-10,000.00	2,560.84
10/10/01	1822	Withdrawal	U.S. Postal Service		150.00	2,410.84
10/10/01	R1006	Withdrawal	Antelope / Caputo, LLC		10,548.49	-8,137.65
10/12/01	10/12/01	Deposit	Metabolics Industries	10,000.00		1,862.35
10/15/01	1824	Withdrawal	Federal Express Corporation		63.96	1,798.39
10/16/01	10/16/01	Deposit	Remington Products Co., LLC	9,720.00		11,518.39
10/16/01	1825	Withdrawal	Federal Express Corporation		1,123.34	10,395.05
10/16/01	1826	Withdrawal	Barrett Business Services		4,645.60	5,749.45
10/19/01	10/19/01	Deposit	Techno Brands	925.00		6,674.45
		Deposit	Barrett Business Service	45.13		6,719.58
10/19/01	1827	Withdrawal	U.S. Trustee		3,000.00	3,719.58
10/19/01	1828	Withdrawal	AICCO		449.91	3,269.67
10/20/01	1823	Withdrawal	Kinko's		285.16	2,984.51
10/22/01	10/23/01	Deposit	Techno Brands	1,542.00		4,526.51
		Deposit	International Housewares Ass	300.00		4,826.51
		Deposit	Overnight Transportation	715.48		5,541.99
10/22/01	1829	Withdrawal	Sam's Club		104.60	5,437.39
10/23/01	1830	Withdrawal	Skolnick Assoc		1,126.20	4,311.19
10/23/01	1831	Withdrawal	SMUD		442.82	3,868.37
10/24/01	R1007	Withdrawal	United Productions, Inc.		6,500.00	-2,631.63
10/24/01	R1014	Withdrawal	River City Bank		35.00	-2,666.63
10/26/01	10/29/01	Deposit	Barrett Business Service	45.13		-2,621.50
		Deposit	Barrett Business Service	45.13		-2,576.37
		Deposit	Hamilton-Clarke Industries	18,698.91		16,122.54
10/26/01	10/31/01	Deposit	Health Care 21	648.00		16,770.54
10/29/01	1832	Withdrawal	Kronick/Moskovitz/Tiedeman		6,714.20	10,056.34
10/29/01	R1012	Withdrawal	Barrett Business Services		9,984.71	71.63
10/31/01	R1013	Withdrawal	River City Bank		37.00	34.63
			Total	46,125.45	67,142.24	

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
Alsto	1,908.00		1,908.00	0.00	108.00		108.00
	600.00			600.00	1,200.00		1,800.00
	0.00	356.68	356.68	0.00	816.00		816.00
	0.00	507.27	507.27	0.00	600.00	600.00	0.00
	0.00		155.62	-155.62	155.62		0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Amazon	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00	1,188.00		1,188.00			1,188.00
	0.00	972.00		972.00			972.00
	0.00	2,160.00		2,160.00			2,160.00
	0.00			0.00			0.00
Gaim	0.00	~~2,371.20~~	~~2,371.20~~	0.00	3,240.00		3,240.00
	0.00	3,888.00		3,888.00			3,888.00
	0.00	2,376.00	2,376.00	0.00			0.00
	0.00			0.00			0.00
	1,080.00		1,080.00	0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
Healthcare 21	0.00			0.00	468.00		468.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Hedonics	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	708.00		708.00	0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Luminescence	5,400.00		5,400.00	0.00			0.00
	5,400.00		5,400.00	0.00			0.00
	0.00	3,900.00	3,900.00	0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
Price Click	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	648.00			648.00			648.00
	0.00			0.00			0.00
Remington Products	0.00			0.00			0.00
	7,776.00			7,776.00			7,776.00
	0.00	2,592.00		2,592.00			2,592.00
	0.00		761.89	-761.89			-761.89
	0.00			0.00			0.00
SMART	0.00			0.00			0.00
	600.00			600.00			600.00
	600.00			600.00			600.00
	0.00			0.00			0.00

	Oct.			Nov.			Dec
	2001	Increase	Decrease	2001	Increase	Decrease	2001
	0.00			0.00			0.00
Techno	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00
	441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00
	0.00			0.00			0.00
QVC, Inc.	25,200.00		25,200.00	0.00			0.00
	0.00	84,000.00		84,000.00		84,000.00	0.00
	0.00	5,136.25	5,136.25	0.00	3,354.72	3,354.72	0.00
	0.00	1,350.00	1,350.00	0.00	83,950.00	83,950.00	0.00
	0.00	3,700.00	3,700.00	0.00	83,691.76	83,691.76	0.00
	0.00	1,050.00	1,050.00	0.00	4,170.42	4,170.42	0.00
	0.00	4,170.42	4,170.42	0.00	3,354.72	3,354.72	0.00
	0.00	2,500.00	2,500.00	0.00	83,950.00	83,950.00	0.00
	0.00	1,650.00	1,650.00	0.00	612.96	612.96	0.00
	0.00	700.00	700.00	0.00	83,691.76	83,691.76	0.00
	0.00	500.00	500.00	0.00	3,000.00	3,000.00	0.00
	0.00	105.99	105.99	0.00	15,466.82	15,466.82	0.00
	0.00	105.99	105.99	0.00			0.00
	0.00	8,836.25	8,836.25	0.00			0.00

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
	159,880.54	134,116.05	79,929.56	214,067.03	371,830.78	449,843.16	136,054.65
Revenue Per PeachTree	6,715.00			78,082.53			-8,477.36

7:09 PM

01/14/04

Accrual Basis

Biophile, Inc.
Balance Sheet
As of October 31, 2001

	Oct 31, 01	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	9,519.14	
Total Checking/Savings	9,519.14	
Accounts Receivable		
Accounts Receivable - Trade	159,881.98	
Total Accounts Receivable	159,881.98	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-6,851.76~~	147,119.00
Inventory	10,000.00	
Metabolic Industries	16,261.67	
Total Other Current Assets	~~19,309.91~~	173,380.67
Total Current Assets	~~188,711.03~~	342,781.79
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~281,630.82~~	435,701.58
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	60,436.47	
Total Credit Cards	60,436.47	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Motorsports HCI	-154,070.76	
Notes Payable	14,902.33	
Total Other Current Liabilities	-136,160.43	17,910.33
Total Current Liabilities	~~-75,723.96~~	78,346.8
Long Term Liabilities		
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	2,142.36	
Total Long Term Liabilities	1,815,841.36	
Total Liabilities	~~1,740,117.40~~	1,894,188.16
Equity		
Addional Paid-in Capital	31,437,366.00	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	-170,093.82	} 37,584.11
Net Income	207,677.93	
Total Equity	-1,458,486.58	
TOTAL LIABILITIES & EQUITY	~~281,630.82~~	435,701.56

7:09 PM

01/14/04

Accrual Basis

Biophile, Inc.
Profit & Loss
October 2001

	Oct 01
Ordinary Income/Expense	
Income	
Gross Sales	6,715.00
Total Income	6,715.00
Cost of Goods Sold	
Finally Free Unit	7,364.00
Freight In	-715.48
Total COGS	6,648.52
Gross Profit	66.48
Expense	
Administrative	326.60
Contract Labor	2,860.67
Other Expense	4,182.71
Other Selling	1,187.30
Rent Expense	3,691.97
Total Expense	12,249.25
Net Ordinary Income	-12,182.77
Other Income/Expense	
Other Income	
Other Income	3,440.67
Total Other Income	3,440.67
Other Expense	
Interest Expense	869.96
Reorganization Items	19,714.20
Total Other Expense	20,584.16
Net Other Income	-17,143.49
Net Income	-29,326.26

FILED 04 JAN 28 PM 2:51 CLERK, U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

(27)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A11 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 11/30/2001 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	397,804	342,781	
	b. Total Assets	490,724	435,701	132,259
	c. Current Liabilities	79,185	78,346	
	d. Total Liabilities	1,895,026	1,894,187	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	49,720	46,125	2,643,849
	b. Total Disbursements	46,129	67,142	2,630,738
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	3,591	-21,017	13,111
	d. Cash Balance at Beginning of Month	9,520	30,536	0
	e. Cash Balance End of Month (c+d)	13,111	9,519	13,111
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	54,185	-29,326	~~-1,000,033~~ OPS. STMT
5	Account Receivables (Pre and Post Petition)	214,067	159,881	
6	Post-Petition Liabilities	1,940,556	78,346	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: .
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory E. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended November 30, 2001

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
76,981			1	Gross Sales	2,451,896	
			2	less:Sales Returns & Allowances		
76,981			3	Net Sales	2,451,896	
13,830			4	less: Cost of Goods Sold (Schedule 'B')	1,594,471	
63,151			5	Gross Profit	857,425	
			6	Interest	0	
621			7	Other Income	99,825	
			8		0	
			9		0	
64,072			10	**Total Revenues**	957,250	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
4,474			14	Contract Labor	14,048	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	208,138	
			17	Insurance	1,602	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	2,814	
2,079			24	Other Administrative	67,424	
839			25	Interest	3,882	
			26	Other Expenses:	0	
2,059			27	Outside sales commissions	306,684	
			28	Advertising Expenses	83,893	
			29	Trade Show Expenses	17,129	
(45)			30	Insurance Expenses	29,401	
482			31	Telephone & Utilities	42,645	
			32	Misc. Expenses & Adjustments	21,499	
			33		0	
			34		0	
9,887			35	**Total Expenses**	805,768	
54,185			36	**Subtotal**	151,482	
				Reorganization Items:		
			37	Professional Fees	40,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	39,744	
54,185			44	**Net Profit (Loss) Before Federal & State Taxes**	111,738	
			45	Federal & State Income Taxes	0	
54,185			46	**Net Profet (Loss)**	111,738	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended 11/30/01

Assets

	Current Assets	From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		13,111
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		214,067
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Notes Rec Metabolic Inc.		6,937
	Notes Rec Hamilton-Clarke Industries		153,689
9	**Total Current Assets**		397,804

	Property and Equipment (Market Value)	From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

	Other Assets		Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		490,724

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		61,275
42			
43			
44	**Total current Liabilities**		79,185
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	2,142
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,815,841
51	**Total Liabilities**		1,895,026
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,437,366
55	Cumulative profit/(loss) since filing case		111,738
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,404,302
60	**Total Liabilities and Equity (Deficit)**		$ 490,724

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	93,882		
31-60 Days	600		
61-90 Days	9,624		
91+ Days	109,961		
Total accounts receivable/payable	214,067		
Allowance for doubtful accounts			
Accounts receivable (net)	214,067		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	13,830
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	13,830

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	2,142
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 3/15/99

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended November 30, 2001

	Actual Current Month	Cumulative (Case to Date)
Cash Receipts		
1 Rent/Leases	921	$94,605
2 Cash Received from Sales	22,795	2,268,475
3 Interest Received		0
4 Borrowings	25,824	179,214
5 Funds from Shareholders, Partners, or Other Insiders		12,000
6 Capital Contributions		50,000
7 Voided Checks		1,089
8 Vender Refunds & Overpayments		6,721
9 Miscellaneous Sales		30,026
10 Other Income	181	1,719
11		0
		0
12 Total Cash Receipts	49,720	$2,643,849
		0
		0
Cash Disbursements		0
		0
13 Payments for Inventory	13,830	$1,269,895
14 Selling	0	350,406
15 Administrative	2,079	79,961
16 Capital Expenditures		0
17 Principal Payments on Debt	10,000	100,828
18 Interest Paid		3,953
Rent/Lease:		0
19 Personal Property		3,092
20 Real Property	10,548	243,347
Amount Paid to Owner(s)/Officer(s)		0
21 Salaries		0
22 Draws		0
23 Commissions/Royalties		0
24 Expense Reimbursements		0
25 Other	0	0
26 Salaries/Commissions (less employee withholding)	7,130	74,663
27 Attorney for Debtor and Miscellaneous	0	32,601
Taxes:		0
28 Employee Withholding		0
29 Employer Payroll Taxes		0
30 Real Property Taxes		0
31 Other Taxes		1,538
32 Other Cash Outflows:		0
33 Outside Marketing Commissions	2,059	295,629
34 Advertising Costs		82,663
35 Trade Show Costs	0	16,093
36 Insurance Costs	0	32,200
37 Telephone & Utilities	482	44,870
		0
38 Total Cash Disbursements	46,129	$2,630,738
39 **Net Increase (Decrease) in Cash**	3,591	$13,111
40 **Cash Balance, Beginning of Period**	9,520	
41 **Cash Balance, End of Period**	13,111	$13,111

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2001
10200 - River City Acct #28206
Bank Statement Date: November 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				34.63
Add: Cash Receipts				49,720.04
Less: Cash Disbursements				<46,128.71>
Add <Less> Other				
Ending GL Balance				3,625.96
Ending Bank Balance				3,650.96
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	Oct 1, 2001 Mar 5, 2001	1565	<25.00>	
Total outstanding checks				<25.00>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				3,625.96

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2001
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: November 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				9,484.51
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				9,484.51
Ending Bank Balance				10,504.11
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<105.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				9,484.51

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2001
11000 - Accounts Receivable
Bank Statement Date: November 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				159,880.54
Add: Cash Receipts				<22,794.85>
Less: Cash Disbursements				
Add <Less> Other				76,981.34
Ending GL Balance				214,067.03
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
Total outstanding checks				
Add <Less> Other				
	Jan 25, 2001	01-002023	720.00	
	Jan 25, 2001	01-002024	1,188.00	
	Feb 23, 2001	01-002035	1,440.00	
	Feb 23, 2001	01-002036	720.00	
	Feb 23, 2001	01-002037	720.00	
	Apr 20, 2001	01-002059	600.00	
	Apr 23, 2001	01-002060	648.00	
	May 9, 2001	01-002062	1,458.00	
	May 2, 2001	01-002065	648.00	
	May 25, 200	01-005000	51,642.00	
	May 29, 200	01-5001	34,104.00	
	May 29, 200	01-5002	7,200.00	
	May 30, 200	01-5003	14,700.00	
	Jun 12, 2001	01-5004	720.00	
	Jun 12, 2001	01-5005	600.00	
	Jun 12, 2001	01-5006	648.00	
	Jun 12, 2001	01-5007	648.00	
	Jun 12, 2001	01-5008	1,200.00	
	Jun 12, 2001	01-5009	2,484.00	
	Jun 14, 2001	01-5010	2,376.00	
	Jun 14, 2001	01-5011	108.00	
	Jun 14, 2001	01-5012	3,084.00	
	Jun 14, 2001	01-5013	816.00	
	Jun 14, 2001	01-5014	450.00	
	Jul 3, 2001	01-5015	111,792.00	
	Jul 3, 2001	01-5016	672.00	
	Jul 3, 2001	01-5017	924.00	
	Jul 3, 2001	01-5018	2,868.00	
	Jul 3, 2001	01-5019	720.00	
	Jul 3, 2001	01-5020	10,368.00	
	Jul 3, 2001	01-5021	5,400.00	
	Jul 19, 2001	01-5022	27,192.00	
	Jul 6, 2001	01-5023	3,132.00	
	Aug 14, 2001	01-5024	56,670.00	
	Aug 13, 2001	01-5024	5,400.00	
	Aug 13, 2001	01-5025	1,800.00	
	Sep 7, 2001	01-5025	648.00	
	Aug 13, 2001	01-5026	600.00	
	Sep 7, 2001	01-5026	9,720.00	
	Aug 13, 2001	01-5027	1,080.00	
	Sep 21, 2001	01-5028	25,200.00	
	Sep 21, 2001	01-5029	1,908.00	
	Sep 21, 2001	01-5030	600.00	
	Sep 21, 2001	01-5031	600.00	
	Sep 26, 2001	01-5032	708.00	
	Sep 26, 2001	01-5033	7,776.00	

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2001

11000 - Accounts Receivable

Bank Statement Date: November 30, 2001

Filter Criteria includes: Report is printed in Detail Format.

	Oct 11, 2001	01-5034	5,400.00	
	Oct 11, 2001	01-5035	600.00	
	Oct 11, 2001	01-5036	648.00	
	Nov 8, 2001	01-5037	84,000.00	
	Nov 1, 2001	01-5038	3,888.00	
	Nov 1, 2001	01-5039	2,592.00	
	Nov 26, 2001	01-5040	1,188.00	
	Nov 26, 2001	01-5041	972.00	
	Nov 21, 2001	01-5042	2,160.00	
	Nov 1, 2001	062501	2,371.20	
	Nov 12, 2001	144475	<500.00>	
	Nov 12, 2001	144476	<105.99>	
	Nov 12, 2001	170734	<105.99>	
	Sep 13, 2001	188884594CR	<54.49>	
	Nov 12, 2001	6193CR	<356.68>	
	Nov 12, 2001	6429CR	<507.27>	
	Nov 21, 2001	CR????	<3,900.00>	
	Aug 7, 2001	RA-1228	<1,020.00>	
	Oct 23, 2001	RA-1235	<858.00>	
	Nov 14, 2001	RA1250	<761.89>	
	Nov 16, 2001	RA1251	<155.62>	
	Aug 15, 2001	RV903464	<3,662.80>	
	Nov 1, 2001	RV903479	<2,376.00>	
	Nov 12, 2001	U03549	<5,136.25>	
	Nov 12, 2001	U03681	<1,350.00>	
	Nov 12, 2001	U03739	<3,700.00>	
	Nov 12, 2001	U08713	<1,050.00>	
	Nov 12, 2001	U66251	<4,170.42>	
	Nov 12, 2001	Y85051	8,836.25	
	Nov 12, 2001	Y86103	<2,500.00>	
	Nov 12, 2001	Y86184	<1,650.00>	
	Nov 12, 2001	Y90343	<700.00>	
Total other				482,734.05
Unreconciled difference				<268,667.02>
Ending GL Balance				214,067.03

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001
Alsto	0.00	1,908.00		1,908.00			1,908.00		1,908.00	0.00
	0.00			0.00	600.00		600.00			600.00
	0.00			0.00			0.00	356.68	356.68	0.00
	0.00			0.00			0.00	507.27	507.27	0.00
	0.00			0.00			0.00		155.62	-155.62
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	720.00		720.00	0.00			0.00			0.00
	1,188.00		1,188.00	0.00			0.00			0.00
	1,440.00		1,440.00	0.00			0.00			0.00
	720.00		720.00	0.00			0.00			0.00
	720.00		720.00	0.00			0.00			0.00
	720.00		720.00	0.00			0.00	1,188.00		1,188.00
	720.00		720.00	0.00			0.00	972.00		972.00
	0.00			0.00			0.00	2,160.00		2,160.00
	0.00			0.00			0.00			0.00
Gaim	0.00			0.00			0.00	2,371.20	2,371.20	0.00
	0.00			0.00			0.00	3,888.00		3,888.00
	0.00			0.00			0.00	2,376.00	2,376.00	0.00
	0.00			0.00			0.00			0.00
	1,080.00			1,080.00			1,080.00		1,080.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001
Healthcare 21	0.00			0.00	648.00	648.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	600.00		600.00	0.00			0.00			0.00
	1,458.00		1,458.00	0.00			0.00			0.00
	0.00	54.00	54.00	0.00			0.00			0.00
	0.00	708.00		708.00			708.00		708.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00	5,400.00		5,400.00		5,400.00	0.00
	5,400.00			5,400.00			5,400.00		5,400.00	0.00
	0.00			0.00			0.00	3,900.00	3,900.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00	648.00		648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00	9,720.00		9,720.00		9,720.00	0.00			0.00
	0.00	7,776.00		7,776.00			7,776.00			7,776.00
	0.00			0.00			0.00	2,592.00		2,592.00
	0.00			0.00			0.00		761.89	-761.89
	0.00			0.00			0.00			0.00
SMART	600.00		600.00	0.00			0.00			0.00
	0.00	600.00		600.00			600.00			600.00
	0.00	600.00		600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	1,800.00			1,800.00		1,800.00	0.00			0.00

	August 2001	Increase	Decrease	Sept. 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001
	600.00			600.00		600.00	0.00			0.00
	0.00			0.00	858.00	858.00	0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00			216.00
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	0.00	25,200.00		25,200.00			25,200.00		25,200.00	0.00
	0.00			0.00			0.00	84,000.00		84,000.00
	0.00			0.00			0.00	5,136.25	5,136.25	0.00
	0.00			0.00			0.00	1,350.00	1,350.00	0.00
	0.00			0.00			0.00	3,700.00	3,700.00	0.00
	0.00			0.00			0.00	1,050.00	1,050.00	0.00
							0.00	4,170.42	4,170.42	0.00
							0.00	2,500.00	2,500.00	0.00
							0.00	1,650.00	1,650.00	0.00
							0.00	700.00	700.00	0.00
							0.00	500.00	500.00	0.00
	0.00			0.00			0.00	105.99	105.99	0.00
							0.00	105.99	105.99	0.00
							0.00	8,836.25	8,836.25	0.00
	127,726.54	47,214.00	8,940.00	166,000.54	7,506.00	13,626.00	159,880.54	134,116.05	79,929.56	214,087.03
Revenue Per PeachTree	-5,965.68			47,105.51			6,715.00			78,082.53

Biophile, Inc.
Profit & Loss
November 2001

	Nov 01
Ordinary Income/Expense	
Income	
Gross Sales	76,961.34
Total Income	76,961.34
Cost of Goods Sold	
Finally Free Unit	13,241.65
Freight In	588.82
Total COGS	13,830.47
Gross Profit	63,130.87
Expense	
Administrative	(A) 1,278.78
Contract Labor	4,473.89
Insurance	-45.13
Other Expense	2,540.66
Total Expense	8,228.00
Net Ordinary Income	54,902.87
Other Income/Expense	
Other Income	
Other Income	920.67
Total Other Income	920.67
Other Expense	
Interest Expense	838.57
Reorganization Items	(A) 800.00 OTHER ADMIN
Total Other Expense	1,638.57
Net Other Income	-717.90
Net Income	54,184.97

8:10 AM
01/15/04
Accrual Basis

Biophile, Inc.
Profit & Loss Detail
November 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	11/30/2001	23	Aisto Galesburg	Adjust A/R to ...		Accounts Rece...	-1,019.57	-1,019.57
General Journal	11/30/2001	24	Amazon.com	Sales per SJ		Accounts Rece...	4,320.00	3,300.43
General Journal	11/30/2001	25	Gaiam, Inc.	Adjust A/R to ...		Accounts Rece...	3,883.20	7,183.63
General Journal	11/30/2001	26	Luminescence Catal...	Adjust A/R to ...		Accounts Rece...	-3,900.00	3,283.63
General Journal	11/30/2001	27	Remington Products...	Adjust A/R to ...		Accounts Rece...	1,830.11	5,113.74
General Journal	11/30/2001	28	QVC, Inc.	Adjust A/R to ...		Accounts Rece...	71,867.60	76,981.34
Total Finally Free Sales							76,981.34	76,981.34
Total Gross Sales							76,981.34	76,981.34
Total Income							76,981.34	76,981.34
Cost of Goods Sold								
Finally Free Unit								
Check	11/3/2001		United Productions			River City Bank	8,275.00	8,275.00
Check	11/8/2001		United Productions			River City Bank	3,769.77	12,044.77
Check	11/13/2001	1840	United Productions			River City Bank	1,196.88	13,241.65
Total Finally Free Unit							13,241.65	13,241.65
Freight In								
Check	11/14/2001	1841	FedEx			River City Bank	588.82	588.82
Total Freight In							588.82	588.82
Total COGS							13,830.47	13,830.47
Gross Profit							63,150.87	63,150.87
Expense								
Administrative								
Bank Service Charges								
Check	11/2/2001		River City Bank	Wire Fee		River City Bank	35.00	35.00
Check	11/8/2001		River City Bank	Wire Fee		River City Bank	35.00	70.00
Total Bank Service Charges							70.00	70.00
Office Supplies								
Check	11/7/2001	1835	BelAire Market			River City Bank	98.00	98.00
Check	11/13/2001	1838	Network Office Supp...			River City Bank	135.00	233.00
Check	11/13/2001	1839	Kinko's			River City Bank	13.78	246.78
Check	11/20/2001	1845	Sacramento, City			River City Bank	12.00	258.78
Check	11/28/2001	1848	US Postmaster			River City Bank	200.00	458.78
Total Office Supplies							458.78	458.78
Stock Transfer								
Check	11/10/2001	1836	American Stock Tra...			River City Bank	750.00	750.00
Total Stock Transfer							750.00	750.00
Total Administrative							1,278.78	1,278.78
Contract Labor								
Check	11/15/2001	1842	Antelope/Caputo, LLC			River City Bank	3,691.97	3,691.97
Deposit	11/16/2001		Barrett Business Ser...	Health Ins Re...		River City Bank	-45.13	3,646.84
Deposit	11/16/2001		Barrett Business Ser...	Deposit		River City Bank	-45.13	3,601.71
Check	11/21/2001	1844	Barrett Business Ser...			River City Bank	917.11	4,518.82
Deposit	11/29/2001		Barrett Business Ser...	Health Insura...		River City Bank	-45.13	4,473.69
Total Contract Labor							4,473.69	4,473.69
Insurance								
Deposit	11/7/2001		Barrett Business Ser...	Health Insura...		River City Bank	-45.13	-45.13
Total Insurance							-45.13	-45.13
Other Expense								
Outside Sales Commissions								
Check	11/1/2001	1833	Skolnick			River City Bank	1,414.28	1,414.28
Check	11/10/2001	1837	Skolnick			River City Bank	644.40	2,058.68
Total Outside Sales Commissions							2,058.68	2,058.68 ✓

8:10 AM
01/16/04
Accrual Basis

Biophile, Inc.
Profit & Loss Detail
November 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Telephone & Utilities								
Check	11/2/2001	1834	Sprint			River City Bank	460.59	460.59
Check	11/20/2001	1712	Sprint			River City Bank	21.39	481.98
Total Telephone & Utilities							481.98	481.98
Total Other Expense							2,540.66	2,540.66
Total Expense							8,248.00	8,248.00
Net Ordinary Income							54,902.87	54,902.87
Other Income/Expense								
Other Income								
Other Income								
Rental Receipts								
Deposit	11/16/2001		Computer Exchange	Deposit		River City Bank	920.67	920.67
Total Rental Receipts							920.67	920.67
Total Other Income							920.67	920.67
Total Other Income							920.67	920.67
Other Expense								
Interest Expense								
Credit Card Charge	11/2/2001		Bank of America			Bank of Ameri...	838.57	838.57
Total Interest Expense							838.57	838.57
Reorganization Items								
Professional Fees								
Check	11/19/2001	1843	Lew Pierce			River City Bank	550.00	550.00
Check	11/28/2001	1847	Lew Pierce			River City Bank	250.00	800.00
Total Professional Fees							800.00	800.00
Total Reorganization Items							800.00	800.00
Total Other Expense							1,638.57	1,638.57
Net Other Income							-717.90	-717.90
Net Income							54,184.97	54,184.97

7:48 PM
01/14/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of November 30, 2001

	Nov 30, 01	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	13,110.47	
Total Checking/Savings	13,110.47	
Accounts Receivable		
Accounts Receivable - Trade	214,068.47	
Total Accounts Receivable	214,068.47	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-4,452.38~~	153,689.32
Inventory	10,000.00	
Metabolic Industries	6,937.07	
Total Other Current Assets	~~12,484.69~~	170,626.89
Total Current Assets	~~239,663.63~~	397,805.33
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	332,583.42	490,725.12
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	61,275.04	
Total Credit Cards	61,275.04	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Motorsports HCI	~~-158,141.70~~	
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-140,231.37~~	17,910.33
Total Current Liabilities	~~-78,956.33~~	79,185.37
Long Term Liabilities		
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	2,142.36	
Total Long Term Liabilities	1,815,841.36	
Total Liabilities	~~1,736,885.03~~	1,895,026.73
Equity		
Addional Paid-in Capital	31,437,366.00	
Capital Stock	13,329,796.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	-170,093.82	
Net Income	261,862.90	
Total Equity	-1,404,301.61	
TOTAL LIABILITIES & EQUITY	~~332,583.42~~	490,725.12

HAMILTON-Biophile Companies

General Ledger

For the Period From Nov 1, 2001 to Nov 30, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	11/1/01			Beginning Balance			-116.62
Petty Cash	11/30/01			Ending Balance			-116.62
10200	11/1/01			Beginning Balance			34.63
River City Acct #28206	11/1/01	1833	CDJ	Skolnick Assoc		1,414.28	
	11/1/01	R1106	CRJ	Gaiam, Inc	1,075.20		
	11/2/01	1834	CDJ	Sprint		460.59	
	11/2/01	R1118	CDJ	River City Bank		35.00	
	11/3/01	R1104	CDJ	United Productions, Inc.		8,275.00	
	11/7/01	R1105	CRJ	Barrett Business Service	45.13		
	11/7/01	1835	CDJ	Bel Air		98.00	
	11/8/01	R1103	CDJ	United Productions, Inc.		3,769.77	
	11/8/01	R1119	CDJ	River City Bank		35.00	
	11/10/01	1836	CDJ	American Stock Transfer		750.00	
	11/10/01	1837	CDJ	Skolnick Assoc		644.40	
	11/12/01	R1101	CRJ	Luminescence Catalog	5,400.00		
	11/12/01	R1102	CRJ	Alsto Galesburg	1,044.05		
	11/12/01	R1107	CRJ	QVC, Inc.	13,067.60		
	11/13/01	1838	CDJ	Network Office Supplies		135.00	
	11/13/01	1840	CDJ	United Productions, Inc.		1,196.88	
	11/13/01	1839	CDJ	Kinko's		13.78	
	11/14/01	1841	CDJ	Federal Express Corporation		588.82	
	11/15/01	1842	CDJ	Antelope / Caputo, LLC		10,548.49	
	11/15/01	R1117	CDJ	Metabolic Industries		10,000.00	
	11/15/01	R1120	CRJ	Metabolics Industries	10,000.00		
	11/16/01	R1108	CRJ	Metabolics Industries	1,824.00		
	11/16/01	R1109	CRJ	Barrett Business Service	45.13		
	11/16/01	R1110	CRJ	Barrett Business Service	45.13		
	11/16/01	R1111	CRJ	Computer Exchange	920.67		
	11/19/01	1843	CDJ	Lewis Pierce		550.00	
	11/20/01	1712	CDJ	Sprint PCS		21.39	
	11/20/01	1845	CDJ	City of Sacramento		12.00	
	11/21/01	1844	CDJ	Barrett Business Services		7,130.31	
	11/21/01	R1113	CRJ	Hamilton-Clarke Industries	4,000.00		
	11/21/01	R1114	CRJ	Hedonics Catalouge, Inc.	708.00		
	11/21/01	R1115	CRJ	Metabolics Industries	10,000.00		
	11/21/01	R1112	CRJ	Luminescence Catalog	1,500.00		
	11/28/01	1848	CDJ	U.S. Postal Service		200.00	
	11/28/01	1847	CDJ	Lewis Pierce		250.00	
	11/29/01	R1116	CRJ	Barrett Business Service	45.13		
				Current Period Change	49,720.04	46,128.71	3,591.33
	11/30/01			Ending Balance			3,625.96
10250	11/1/01			Beginning Balance			9,484.51
Mechanic's Bank Acct #39	11/30/01			Ending Balance			9,484.51
11000	11/1/01			Beginning Balance			159,880.54
Accounts Receivable	11/1/01	RV903479	SJ	Gaiam, Inc		2,376.00	
	11/1/01	062501	SJ	Gaiam, Inc	2,371.20●		
	11/1/01	R1106	CRJ	Gaiam, Inc - Invoice: 01-5027		1,080.00	
	11/1/01	R1106	CRJ	Gaiam, Inc - Invoice: RV9034	2,376.00		
	11/1/01	R1106	CRJ	Gaiam, Inc - Invoice: 062501		2,371.20●	
	11/1/01	01-5038	SJ	Gaiam, Inc	3,888.00		
	11/1/01	01-5039	SJ	Remington Products Co., LLC	2,592.00		
	11/8/01	01-5037	SJ	QVC, Inc.	84,000.00		
	11/12/01	R1101	CRJ	Luminescence Catalog - Invoi		5,400.00	
	11/12/01	6193CR	SJ	Alsto Galesburg		356.68	
	11/12/01	6429CR	SJ	Alsto Galesburg		507.27	
	11/12/01	R1102	CRJ	Alsto Galesburg - Invoice: 01-		1,908.00	
	11/12/01	R1102	CRJ	Alsto Galesburg - Invoice: 619	356.68		
	11/12/01	R1102	CRJ	Alsto Galesburg - Invoice: 642	507.27		

HAMILTON-Biophile Companies
General Ledger
For the Period From Nov 1, 2001 to Nov 30, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	11/12/01	U03549	SJ	QVC, Inc.		5,136.25	
	11/12/01	U03681	SJ	QVC, Inc.		1,350.00	
	11/12/01	U03739	SJ	QVC, Inc.		3,700.00	
	11/12/01	U08713	SJ	QVC, Inc.		1,050.00	
	11/12/01	U66251	SJ	QVC, Inc.		4,170.42	
	11/12/01	Y86103	SJ	QVC, Inc.		2,500.00	
	11/12/01	Y86184	SJ	QVC, Inc.		1,650.00	
	11/12/01	Y90343	SJ	QVC, Inc.		700.00	
	11/12/01	144475	SJ	QVC, Inc.		500.00	
	11/12/01	144476	SJ	QVC, Inc.		105.99	
	11/12/01	170734	SJ	QVC, Inc.		105.99	
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: 01-5028		25,200.00	
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: U03549	5,136.25		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: U03681	1,350.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: U03739	3,700.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: U08713	1,050.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: U66251	4,170.42		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: Y86103	2,500.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: Y86184	1,650.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: Y90343	700.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: 144475	500.00		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: 144476	105.99		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: 170734	105.99		
	11/12/01	R1107	CRJ	QVC, Inc. - Invoice: Y85051		8,836.25	
	11/12/01	Y85051	SJ	QVC, Inc.	8,836.25		
	11/14/01	RA1250	SJ	Remington Products Co., LLC		761.89	
	11/16/01	RA1251	SJ	Alsto Galesburg		155.62	
	11/21/01	R1114	CRJ	Hedonics Catalouge, Inc. - Inv		708.00	
	11/21/01	01-5042	SJ	Amazon.com	2,160.00		
	11/21/01	CR????	SJ	Luminescence Catalog		3,900.00	
	11/21/01	R1112	CRJ	Luminescence Catalog - Invoi		5,400.00	
	11/21/01	R1112	CRJ	Luminescence Catalog - Invoi	3,900.00		
	11/26/01	01-5040	SJ	Amazon.com	1,188.00		
	11/26/01	01-5041	SJ	Amazon.com	972.00		
				Current Period Change	134,116.05	79,929.56	54,186.49
	11/30/01			Ending Balance			214,067.03
12150 Finished Goods Inventory	11/1/01			Beginning Balance			416,920.00
	11/30/01			Ending Balance			416,920.00
14200 Notes Receivable-HCI	11/1/01			Beginning Balance			103,482.94
	11/21/01	1844	CDJ	Barrett Business Services - 11/	2,125.20		
				Current Period Change	2,125.20		2,125.20
	11/30/01			Ending Balance			105,608.14
14300 Notes Receivable-Met	11/1/01			Beginning Balance			9,529.38
	11/7/01	1835	CDJ	Bel Air - Postage 2nd Mailing	98.00		
	11/15/01	R1120	CRJ	Metabolics Industries		10,000.00	
	11/16/01	R1108	CRJ	Metabolics Industries		1,824.00	
	11/21/01	1844	CDJ	Barrett Business Services - 11/	345.20		
	11/21/01	R1115	CRJ	Metabolics Industries		10,000.00	
				Current Period Change	443.20	21,824.00	-21,380.80
	11/30/01			Ending Balance			-11,851.42
15100 Equipment	11/1/01			Beginning Balance			2,400.00
	11/30/01			Ending Balance			2,400.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Nov 1, 2001 to Nov 30, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
20000	11/1/01			Beginning Balance			-35,258.44
Accounts Payable	11/30/01			Ending Balance			-35,258.44
21000	11/1/01			Beginning Balance			
Accounts Payable- Met	11/15/01	R1117	CDJ	Metabolic Industries	10,000.00		
				Current Period Change	10,000.00		10,000.00
	11/30/01			Ending Balance			10,000.00
22000	11/1/01			Beginning Balance			-43,601.24
Notes Payable - Short Ter	11/21/01	R1113	CRJ	Hamilton-Clarke Industries -		4,000.00	
				Current Period Change		4,000.00	-4,000.00
	11/30/01			Ending Balance			-47,601.24
23100	11/1/01			Beginning Balance			-8.98
Sales Tax Payable	11/30/01			Ending Balance			-8.98
24800	11/1/01			Beginning Balance			-13,000.00
Other Current Liabilities	11/30/01			Ending Balance			-13,000.00
24850	11/1/01			Beginning Balance			-437,951.19
Accounts Payable Chapter	11/30/01			Ending Balance			-437,951.19
39002	11/1/01			Beginning Balance			-1,666,677.12
Beginning Balance Equity	11/30/01			Ending Balance			-1,666,677.12
39003	11/1/01			Beginning Balance			-13,329,798.00
Common Stock	11/30/01			Ending Balance			-13,329,798.00
39004	11/1/01			Beginning Balance			-31,452,366.00
Paid-in Capital	11/30/01			Ending Balance			-31,452,366.00
39005	11/1/01			Beginning Balance			46,200,247.50
Retained Earnings	11/30/01			Ending Balance			46,200,247.50
39009	11/1/01			Beginning Balance			-59.98
Bank Adustments Over/Un	11/30/01			Ending Balance			-59.98
40100	11/1/01			Beginning Balance			-651,169.36
Finally Free Wholesale	11/1/01	RV903479	SJ	Gaiam, Inc	2,376.00		
	11/1/01	062501	SJ	Gaiam, Inc		2,371.20	
	11/1/01	01-5038	SJ	Gaiam, Inc - Item: F-140 - Fin		3,888.00	
	11/1/01	01-5039	SJ	Remington Products Co., LLC		2,592.00	
	11/8/01	01-5037	SJ	QVC, Inc. - Item: F-140 - Fin		84,000.00	
	11/12/01	6193CR	SJ	Alsto Galesburg	356.68		
	11/12/01	6429CR	SJ	Alsto Galesburg	507.27		

HAMILTON-Biophile Companies
General Ledger
For the Period From Nov 1, 2001 to Nov 30, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	11/12/01	U03549	SJ	QVC, Inc.	5,136.25		
	11/12/01	U03681	SJ	QVC, Inc.	1,350.00		
	11/12/01	U03739	SJ	QVC, Inc.	3,700.00		
	11/12/01	U08713	SJ	QVC, Inc.	1,050.00		
	11/12/01	U66251	SJ	QVC, Inc.	4,170.42		
	11/12/01	Y86103	SJ	QVC, Inc.	2,500.00		
	11/12/01	Y86184	SJ	QVC, Inc.	1,650.00		
	11/12/01	Y90343	SJ	QVC, Inc.	700.00		
	11/12/01	144475	SJ	QVC, Inc.	500.00		
	11/12/01	144476	SJ	QVC, Inc.	105.99		
	11/12/01	170734	SJ	QVC, Inc.	105.99		
	11/12/01	Y85051	SJ	QVC, Inc.		8,836.25	
	11/14/01	RA1250	SJ	Remington Products Co., LLC	761.89		
	11/16/01	RA1251	SJ	Alsto Galesburg	155.62		
	11/21/01	01-5042	SJ	Amazon.com - Item: F-140 - F		2,160.00	
	11/21/01	CR????	SJ	Luminescence Catalog	3,900.00		
	11/26/01	01-5040	SJ	Amazon.com - Item: F-140 - F		720.00	
	11/26/01	01-5040	SJ	Amazon.com - Item: TP-122 -		108.00	
	11/26/01	01-5040	SJ	Amazon.com - Item: TP-123 -		144.00	
	11/26/01	01-5040	SJ	Amazon.com - Item: TP-124 -		216.00	
	11/26/01	01-5041	SJ	Amazon.com - Item: F-140 - F		720.00	
	11/26/01	01-5041	SJ	Amazon.com - Item: TP-122 -		108.00	
	11/26/01	01-5041	SJ	Amazon.com - Item: TP-123 -		144.00	
				Current Period Change	29,026.11	106,007.45	-76,981.34
	11/30/01			Ending Balance			-728,150.70
40200 Finally Free Retail	11/1/01			Beginning Balance			-1,017.55
	11/30/01			Ending Balance			-1,017.55
40300 Misc Sales	11/1/01			Beginning Balance			-941.00
	11/30/01			Ending Balance			-941.00
40800 Other Income	11/1/01			Beginning Balance			-1,240.00
	11/30/01			Ending Balance			-1,240.00
40850 Sublease Income	11/1/01			Beginning Balance			-34,406.70
	11/16/01	R1111	CRJ	Computer Exchange - Final P		920.67	
				Current Period Change		920.67	-920.67
	11/30/01			Ending Balance			-35,327.37
45400 Other Reimbursed	11/1/01			Beginning Balance			-300.00
	11/30/01			Ending Balance			-300.00
46000 Credit On Acct Reimburse	11/1/01			Beginning Balance			-543.05
	11/7/01	R1105	CRJ	Barrett Business Service - Insu		45.13	
	11/16/01	R1109	CRJ	Barrett Business Service		45.13	
	11/16/01	R1110	CRJ	Barrett Business Service		45.13	
	11/29/01	R1116	CRJ	Barrett Business Service - Insu		45.13	
				Current Period Change		180.52	-180.52
	11/30/01			Ending Balance			-723.57
48000 Sales Returns and Allowan	11/1/01			Beginning Balance			-715.48

HAMILTON-Biophile Companies
General Ledger
For the Period From Nov 1, 2001 to Nov 30, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	11/30/01			Ending Balance			-715.48
50000 Cost of Goods Sold	11/1/01			Beginning Balance			201.55
	11/30/01			Ending Balance			201.55
50500 Raw Material Purchases	11/1/01			Beginning Balance			269,188.06
	11/3/01	R1104	CDJ	United Productions, Inc. - Inv#	628.99		
	11/3/01	R1104	CDJ	United Productions, Inc. - Inv#	7,644.55		
	11/3/01	R1104	CDJ	United Productions, Inc. - Paid	1.46		
	11/8/01	R1103	CDJ	United Productions, Inc. - Inv#	3,159.00		
	11/8/01	R1103	CDJ	United Productions, Inc. - Inv#	610.77		
	11/13/01	1840	CDJ	United Productions, Inc.	1,196.88		
				Current Period Change	13,241.65		13,241.65
	11/30/01			Ending Balance			282,429.71
52500 Outside Commission	11/1/01			Beginning Balance			76,601.04
	11/1/01	1833	CDJ	Skolnick Assoc - Inv#5027 -	107.52		
	11/1/01	1833	CDJ	Skolnick Assoc - Inv#5028 -	1,306.76		
	11/10/01	1837	CDJ	Skolnick Assoc - Inv#5024 - L	540.00		
	11/10/01	1837	CDJ	Skolnick Assoc - Inv#5029; 6	104.40		
				Current Period Change	2,058.68		2,058.68
	11/30/01			Ending Balance			78,659.72
54000 Selling Costs	11/1/01			Beginning Balance			12,316.38
	11/30/01			Ending Balance			12,316.38
57500 Cost of Sales-Freight	11/1/01			Beginning Balance			7,390.71
	11/14/01	1841	CDJ	Federal Express Corporation	588.82		
				Current Period Change	588.82		588.82
	11/30/01			Ending Balance			7,979.53
58000 Cost of Sales-Other	11/1/01			Beginning Balance			2,250.00
	11/30/01			Ending Balance			2,250.00
58100 Assembly Supplies Exp	11/1/01			Beginning Balance			379.73
	11/30/01			Ending Balance			379.73
59000 Purchase Returns and Allo	11/1/01			Beginning Balance			1,261.15
	11/30/01			Ending Balance			1,261.15
60100 Advertising Expense	11/1/01			Beginning Balance			2,298.80
	11/30/01			Ending Balance			2,298.80
60200 Advertising Expense (Sho	11/1/01			Beginning Balance			4,677.87
	11/30/01			Ending Balance			4,677.87

HAMILTON-Biophile Companies
General Ledger
For the Period From Nov 1, 2001 to Nov 30, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
61000	11/1/01			Beginning Balance			899.37
Auto Expenses							
	11/30/01			Ending Balance			899.37
62000	11/1/01			Beginning Balance			657.68
Bank Charges	11/2/01	R1118	CDJ	River City Bank	35.00		
	11/8/01	R1119	CDJ	River City Bank	35.00		
				Current Period Change	70.00		70.00
	11/30/01			Ending Balance			727.68
62250	11/1/01			Beginning Balance			104.60
Biological Project							
	11/30/01			Ending Balance			104.60
63600	11/1/01			Beginning Balance			1,000.00
Consultant							
	11/30/01			Ending Balance			1,000.00
64500	11/1/01			Beginning Balance			300.00
Dues and Subscriptions Ex							
	11/30/01			Ending Balance			300.00
65500	11/1/01			Beginning Balance			1,596.74
Freight Expense							
	11/30/01			Ending Balance			1,596.74
67000	11/1/01			Beginning Balance			11,706.47
Insurance Expense	11/21/01	1844	CDJ	Barrett Business Services - Bet	174.88		
	11/21/01	1844	CDJ	Barrett Business Services - Oil	518.63		
				Current Period Change	693.51		693.51
	11/30/01			Ending Balance			12,399.98
68500	11/1/01			Beginning Balance			72,557.64
Legal and Professional Ex	11/19/01	1843	CDJ	Lewis Pierce - Chg Corp Filin	550.00		
	11/28/01	1847	CDJ	Lewis Pierce	250.00		
				Current Period Change	800.00		800.00
	11/30/01			Ending Balance			73,357.64
69000	11/1/01			Beginning Balance			796.00
Licenses Expense							
	11/30/01			Ending Balance			796.00
70000	11/1/01			Beginning Balance			1,511.13
Maintenance Expense							
	11/30/01			Ending Balance			1,511.13
70400	11/1/01			Beginning Balance			5,503.52
McClellan Project							
	11/30/01			Ending Balance			5,503.52
70500	11/1/01			Beginning Balance			221.71
Meals and Entertainment E							
	11/30/01			Ending Balance			221.71

HAMILTON-Biophile Companies

General Ledger

For the Period From Nov 1, 2001 to Nov 30, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
71000	11/1/01			Beginning Balance			6,321.60
Office Expense	11/13/01	1838	CDJ	Network Office Supplies	135.00		
	11/13/01	1839	CDJ	Kinko's - Logo for Stock Issue	13.78		
	11/20/01	1845	CDJ	City of Sacramento	12.00		
				Current Period Change	160.78		160.78
	11/30/01			Ending Balance			6,482.38
72100	11/1/01			Beginning Balance			101,594.00
Payroll	11/21/01	1844	CDJ	Barrett Business Services - On	1,791.20		
	11/21/01	1844	CDJ	Barrett Business Services - 11/	2,175.20		
				Current Period Change	3,966.40		3,966.40
	11/30/01			Ending Balance			105,560.40
73000	11/1/01			Beginning Balance			737.74
Other Taxes	11/30/01			Ending Balance			737.74
73100	11/1/01			Beginning Balance			500.00
Petty Cash Exp	11/30/01			Ending Balance			500.00
73500	11/1/01			Beginning Balance			2,493.37
Postage Expense	11/28/01	1848	CDJ	U.S. Postal Service	200.00		
				Current Period Change	200.00		200.00
	11/30/01			Ending Balance			2,693.37
74000	11/1/01			Beginning Balance			104,535.21
Rent or Lease Expense	11/15/01	1842	CDJ	Antelope / Caputo, LLC	10,548.49		
				Current Period Change	10,548.49		10,548.49
	11/30/01			Ending Balance			115,083.70
75000	11/1/01			Beginning Balance			1,053.41
Shop Expenses	11/30/01			Ending Balance			1,053.41
75300	11/1/01			Beginning Balance			10,000.00
Stock Transfer	11/10/01	1836	CDJ	American Stock Transfer	750.00		
				Current Period Change	750.00		750.00
	11/30/01			Ending Balance			10,750.00
75500	11/1/01			Beginning Balance			383.52
Supplies Expense	11/30/01			Ending Balance			383.52
76000	11/1/01			Beginning Balance			15,824.63
Telephone Expense	11/2/01	1834	CDJ	Sprint	460.59		
	11/20/01	1712	CDJ	Sprint PCS	21.39		
				Current Period Change	481.98		481.98
	11/30/01			Ending Balance			16,306.61

HAMILTON-Biophile Companies
General Ledger
For the Period From Nov 1, 2001 to Nov 30, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
76500 Travel Expense	11/1/01			Beginning Balance			23,840.95
	11/30/01			Ending Balance			23,840.95
78000 Utilities Expense	11/1/01			Beginning Balance			6,406.63
	11/30/01			Ending Balance			6,406.63
89000 Other Expense	11/1/01			Beginning Balance			20,080.00
	11/30/01			Ending Balance			20,080.00

(29)

FILED mm 04 JAN 28 PM 2:52 CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. ~~00-2004-A-11~~ 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 12/31/2001 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	322,950	397,804	
	b. Total Assets	415,870	490,724	132,259
	c. Current Liabilities	91,260	79,185	
	d. Total Liabilities	1,906,877	1,895,026	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	99,923	49,720	2,743,773
	b. Total Disbursements	113,843	46,129	2,744,581
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(13,920)	3,591	-809
	d. Cash Balance at Beginning of Month	13,111	9,520	0
	e. Cash Balance End of Month (c+d)	(809)	13,111	(809)

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(86,706)	54,185	~~859,142~~ OPS STMT.
5	Account Receivables (Pre and Post Petition)	136,055	214,067	
6	Post-Petition Liabilities	1,940,556	79,185	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ;
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended December 31, 2001

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
(8,479)			1	Gross Sales	2,443,417	
			2	less:Sales Returns & Allowances		
(8,479)			3	Net Sales	2,443,417	
40,975			4	less: Cost of Goods Sold (Schedule 'B')	1,635,446	
(49,454)			5	Gross Profit	807,971	
			6	Interest	0	
1,078			7	Other Income	100,903	
1,026			8		1,026	
			9		0	
(47,350)			10	**Total Revenues**	909,900	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
3,647			14	Contract Labor	17,695	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	208,138	
			17	Insurance	1,802	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
1,123			23	Other Selling	3,937	
3,045			24	Other Administrative	70,470	
794			25	Interest	4,576	
			26	Other Expenses:	0	
11,072			27	Outside sales commissions	317,756	
			28	Advertising Expenses	83,893	
903			29	Trade Show Expenses	18,032	
			30	Insurance Expenses	29,401	
1,771			31	Telephone & Utilities	44,418	
			32	Misc. Expenses & Adjustments	21,499	
			33		0	
			34		0	
22,356			35	**Total Expenses**	828,123	
(69,706)			36	**Subtotal**	81,777	
				Reorganization Items:		
17,000			37	Professional Fees	57,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
17,000			43	**Total Reorganization Items**	56,744	
(86,706)			44	**Net Profit (Loss) Before Federal & State Taxes**	25,033	
			45	Federal & State Income Taxes	0	
(86,706)			46	**Net Profet (Loss)**	25,033	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only)

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 12/31/01

	Assets	From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		(809)
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		136,055
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		172,704
9	**Total Current Assets**		322,950
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		415,870

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		62,069
42	Metabolic Industries, Inc.		11,281
43			
44	**Total current Liabilities**		91,260
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,815,618
51	**Total Liabilities**		1,906,877
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,437,366
55	Cumulative profit/(loss) since filing case		25,033
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,491,007
60	**Total Liabilities and Equity (Deficit)**		$ 415,870

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	5,832		
31-60 Days	10,038		
61-90 Days	600		
91+ Days	119,585		
Total accounts receivable/payable	136,055		
Allowance for doubtful accounts			
Accounts receivable (net)	136,055		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	42,098
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	42,098

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ___x___ No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)	185,000	1,919
Priority claims other than taxes	0	0
Priority tax claims	1,940,556	1,813,689
General unsecured claims		

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended December 31, 2001

	Actual Current Month	Cumulative (Case to Date)
Cash Receipts		
1 Rent/Leases		$94,605
2 Cash Received from Sales	69,536	2,338,010
3 Interest Received		0
4 Borrowings	22,000	201,214
5 Funds from Shareholders, Partners, or Other Insiders		12,000
6 Capital Contributions		50,000
7 Voided Checks		1,089
8 Vender Refunds & Overpayments	6,224	14,945
9 Miscellaneous Sales		30,026
10 Other Income	164	1,883
11		0
		0
12 Total Cash Receipts	$99,923	$2,743,773
		0
		0
Cash Disbursements		0
		0
13 Payments for Inventory	42,066	$1,311,994
14 Selling	3,244	353,650
15 Administrative	11,543	91,504
16 Capital Expenditures		0
17 Principal Payments on Debt	4,630	105,656
18 Interest Paid		3,953
Rent/Lease:		0
19 Personal Property		3,092
20 Real Property	0	243,347
Amount Paid to Owner(s)/Officer(s)		0
21 Salaries		0
22 Draws		0
23 Commissions/Royalties		0
24 Expense Reimbursements		0
25 Other	0	0
26 Salaries/Commissions (less employee withholding)	20,286	94,959
27 Attorney for Debtor and Miscellaneous	17,000	49,601
Taxes:		0
28 Employee Withholding		0
29 Employer Payroll Taxes		0
30 Real Property Taxes		0
31 Other Taxes		1,538
32 Other Cash Outflows:		0
33 Outside Marketing Commissions	7,828	303,456
34 Advertising Costs		82,663
35 Trade Show Costs	1,239	16,333
36 Insurance Costs	5,000	37,200
37 Telephone & Utilities	765	45,635
		0
38 Total Cash Disbursements	$113,843	$2,744,581
39 **Net Increase (Decrease) in Cash**	($13,920)	($809)
40 **Cash Balance, Beginning of Period**	$13,111	
41 **Cash Balance, End of Period**	($809)	($809)

HAMILTON-Biophile Companies
Account Reconciliation
As of Dec 31, 2001
10200 - River City Acct #28206
Bank Statement Date: December 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				3,625.96
Add: Cash Receipts				99,923.02
Less: Cash Disbursements				<113,618.90>
Add <Less> Other				
Ending GL Balance				<10,069.92>
Ending Bank Balance				9,946.01
Add back deposits in transit	Dec 30, 2001	12/30/01	68,274.94	
Total deposits in transit				68,274.94
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Dec 19, 2001	2402	<1,265.55>	
	Dec 19, 2001	2403	<450.00>	
	Dec 21, 2001	2404		
	Dec 31, 2001	2404V		
	Dec 21, 2001	2405	<5,000.00>	
	Dec 27, 2001	2406	<420.00>	
	Dec 1, 2001	2407	<2,000.00>	
	Dec 1, 2001	2408	<442.61>	
	Dec 31, 2001	2409	<251.22>	
	Dec 31, 2001	2410	<232.00>	
	Dec 31, 2001	2412	<9,291.20>	
	Dec 31, 2001	2413	<127.54>	
	Dec 31, 2001	2414	<7,827.50>	
	Dec 31, 2001	2415	<634.51>	
	Dec 31, 2001	2416	<350.93>	
	Dec 31, 2001	2417	<764.86>	
	Dec 31, 2001	2419	<1,000.00>	
	Dec 31, 2001	2420		
	Dec 31, 2001	2420V		
	Dec 31, 2001	2421	<31.06>	
	Dec 31, 2001	2422	<360.00>	
	Dec 31, 2001	2423	<154.28>	
	Dec 31, 2001	2429	<564.50>	
	Dec 31, 2001	2430	<1,123.11>	
	Dec 31, 2001	2431	<15,000.00>	
	Dec 31, 2001	R1210	<40,975.00>	
Total outstanding checks				<88,290.87>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<10,069.92>

HAMILTON-Biophile Companies
Account Reconciliation
As of Dec 31, 2001
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: December 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				9,484.51
Add: Cash Receipts				
Less: Cash Disbursements				<223.78>
Add <Less> Other				
Ending GL Balance				9,260.73
Ending Bank Balance				10,504.11
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
	Dec 31, 2001	1031	<223.78>	
Total outstanding checks				<1,243.38>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				9,260.73

	Sept. 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
Healthcare 21	0.00	648.00	648.00	0.00			0.00	468.00		468.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	708.00			708.00		708.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00	5,400.00		5,400.00		5,400.00	0.00			0.00
	5,400.00			5,400.00		5,400.00	0.00			0.00
	0.00			0.00	3,900.00	3,900.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	9,720.00		9,720.00	0.00			0.00			0.00
	7,776.00			7,776.00			7,776.00			7,776.00
	0.00			0.00	2,592.00		2,592.00			2,592.00
	0.00			0.00		761.89	-761.89			-761.89
	0.00			0.00			0.00			0.00
SMART	0.00			0.00			0.00			0.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	1,800.00		1,800.00	0.00			0.00			0.00

	Sept 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
	600.00		600.00	0.00			0.00			0.00
	0.00	858.00	858.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00			216.00
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	25,200.00			25,200.00		25,200.00	0.00			0.00
	0.00			0.00	84,000.00		84,000.00		84,000.00	0.00
	0.00			0.00	5,136.25	5,136.25	0.00	3,354.72	3,354.72	0.00
	0.00			0.00	1,350.00	1,350.00	0.00	83,950.00	83,950.00	0.00
	0.00			0.00	3,700.00	3,700.00	0.00	83,691.76	83,691.76	0.00
	0.00			0.00	1,050.00	1,050.00	0.00	4,170.42	4,170.42	0.00
				0.00	4,170.42	4,170.42	0.00	3,354.72	3,354.72	0.00
				0.00	2,500.00	2,500.00	0.00	83,950.00	83,950.00	0.00
				0.00	1,650.00	1,650.00	0.00	612.96	612.96	0.00
				0.00	700.00	700.00	0.00	83,691.76	83,691.76	0.00
				0.00	500.00	500.00	0.00	3,000.00	3,000.00	0.00
	0.00			0.00	105.99	105.99	0.00	15,466.82	15,466.82	0.00
				0.00	105.99	105.99	0.00			0.00
				0.00	8,836.25	8,836.25	0.00			0.00
	166,000.54	7,506.00	13,626.00	159,880.54	134,116.05	79,929.56	214,067.03	371,830.78	449,843.16	136,054.65
Revenue Per PeachTree	47,105.51			6,715.00			78,082.53			-8,477.36

	Sept. 2001	Increase	Decrease	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001
Alsto	1,908.00			1,908.00		1,908.00	0.00	108.00		108.00
	0.00	600.00		600.00			600.00	1,200.00		1,800.00
	0.00			0.00	356.68	356.68	0.00	816.00		816.00
	0.00			0.00	507.27	507.27	0.00	600.00	600.00	0.00
	0.00			0.00		155.62	-155.62	155.62		0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00	1,188.00		1,188.00			1,188.00
	0.00			0.00	972.00		972.00			972.00
	0.00			0.00	2,160.00		2,160.00			2,160.00
	0.00			0.00			0.00			0.00
Gaim	0.00			0.00	2,371.20	2,371.20	0.00	3,240.00		3,240.00
	0.00			0.00	3,888.00		3,888.00			3,888.00
	0.00			0.00	2,376.00	2,376.00	0.00			0.00
	0.00			0.00			0.00			0.00
	1,080.00			1,080.00		1,080.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

10:43 AM
01/15/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of December 31, 2001

	Dec 31, 01	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	-809.19	
Total Checking/Savings	-809.19	
Accounts Receivable		
Accounts Receivable - Trade	136,054.65	
Total Accounts Receivable	136,054.65	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-4,311.69~~	171 705.24
Inventory	10,000.00	
Metabolic Industries	~~11,280.71~~	
Prepaid		5000.00
Total Other Current Assets	~~-5,592.40~~	187,705.24
Total Current Assets	~~129,653.06~~	322 950.70
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~222,572.85~~	415 870.49
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	62,069.02	
Total Credit Cards	62,069.02	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Insurance Financing	~~-5,000.00~~ ✓	
~~Motorsports HCI~~ Metabolic	~~-177,016.93~~	11,280.71
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-164,106.60~~	29,191.04
Total Current Liabilities	~~-102,687.68~~	91260.06
Long Term Liabilities		
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	1,815,617.58	
Total Liabilities	~~1,713,580.90~~	1,906,877.64
Equity		
Addional Paid-in Capital	31,437,366.00	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	-170,093.82	
Net Income	175,157.36	
Total Equity	-1,491,007.15	
TOTAL LIABILITIES & EQUITY	~~222,572.85~~	415 870.49

10:13 AM

01/16/04

Accrual Basis

Biophile, Inc.
Balance Sheet Detail
As of December 31, 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
ASSETS								332,583.42
Current Assets								239,663.63
Checking/Savings								13,110.47
Cash Unrestricted								13,110.47
Merchants Bank								9,484.51
Check	12/31/2001	1031	Tom Blake			Priority Claims...	-223.78	9,260.73
Total Merchants Bank							-223.78	9,260.73
River City Bank								3,625.96
Check	12/1/2001	1846	Zalas, Nardo		X	Travel	-1,492.91	2,133.05
Check	12/1/2001	2407	Nakagawa, Mike		X	Professional F...	-2,000.00	133.05
Check	12/1/2001	2408	Uniglobe Capital Tra...		X	Travel	-442.61	-309.56
Check	12/3/2001	1849	Elisabeth D'Orazio		X	Outside Sales ...	-1,978.94	-2,288.50
Deposit	12/5/2001		Metabolic Industries	Deposit	X	Metabolic Indu...	2,000.00	-288.50
Check	12/14/2001	1850	Barrett Business Ser...		X	-SPLIT-	-20,296.18	-20,584.68
Deposit	12/14/2001		Metabolic Industries	Deposit	X	Metabolic Indu...	20,000.00	-584.68
Check	12/18/2001	2400	John Pile		X	Telephone & U...	-585.00	-1,169.68
Deposit	12/19/2001		Barrett Business Ser...	Health Ins Re...	X	Contract Labor	135.39	-1,034.29
Deposit	12/19/2001		SMUD	Deposit	X	Telephone & U...	28.61	-1,005.68
Deposit	12/19/2001		QVC, Inc.	Deposit	X	Accounts Rece...	815.70	-189.98
Deposit	12/19/2001		Antelope/Caputo, LLC	Refund of De...	X	Hamilton-Clark...	6,120.00	5,930.02
Deposit	12/19/2001		Alsto Galesburg	Deposit	X	Accounts Rece...	444.38	6,374.40
Check	12/19/2001	2401	Travernier, Boyd		X	Hamilton-Clark...	-1,000.00	5,374.40
Check	12/19/2001	2402	Dianne Reichenback		X	Outside Sales ...	-1,265.55	4,108.85
Check	12/19/2001	2403	B&M Telephone Ser...		X	Telephone & U...	-450.00	3,658.85
Check	12/21/2001	2405	Placer Insurance		X	Insurance Fina...	-5,000.00	-1,341.15
Deposit	12/24/2001		Energetic Painting &...	Deposit	X	Miscellaneous ...	1,078.00	-263.15
Deposit	12/24/2001		International Autocraft	Deposit	X	Miscellaneous ...	1,026.00	762.85
Check	12/24/2001	2406	Freeman Decorating		X	Trade Show E...	-420.00	342.85
Deposit	12/30/2001		QVC, Inc.	Deposit	X	Accounts Rece...	68,274.94	68,617.79
Check	12/31/2001	2409	Freeman Decorating		X	Trade Show E...	-251.22	68,366.57
Check	12/31/2001	2410	Metropolitain Pier & ...		X	Trade Show E...	-232.00	68,134.57
Check	12/31/2001	2412	River City Bank		X	-SPLIT-	-9,291.20	58,843.37
Check	12/31/2001	2413	Fastenall Supply		X	Hamilton-Clark...	-127.54	58,715.83
Check	12/31/2001	2414	Skolnick		X	Outside Sales ...	-7,827.50	50,888.33
Check	12/31/2001	2415	Lawson Products		X	Motorsports HCI	-634.51	50,253.82
Check	12/31/2001	2416	TriCo Welding Supply		X	Hamilton-Clark...	-350.93	49,902.89
Check	12/31/2001	2417	Sprint		X	Telephone & U...	-764.86	49,138.03
Check	12/31/2001	2419	Travernier, Boyd		X	Hamilton-Clark...	-1,000.00	48,138.03
Check	12/31/2001	2421	The Home Depot		X	Office Supplies	-31.06	48,106.97
Check	12/31/2001	2422	Christine Bannister		X	Automobile Ex...	-360.00	47,746.97
Check	12/31/2001	2423	Office Depot		X	Office Supplies	-154.28	47,592.69
Check	12/31/2001	2429	Uniglobe Capital Tra...		X	Travel	-564.50	47,028.19
Check	12/31/2001	2430	FedEx		X	Freight Out	-1,123.11	45,905.08
Check	12/31/2001	2431	Nakagawa, Mike		X	Professional F...	-15,000.00	30,905.08
Check	12/31/2001		United Productions		X	Finally Free Unit	-40,975.00	-10,069.92
Total River City Bank							-13,695.88	-10,069.92
Cash Unrestricted - Other								0.00
Total Cash Unrestricted - Other								0.00
Total Cash Unrestricted							-13,919.66	-809.19
Petty Cash								0.00
Total Petty Cash								0.00
Total Checking/Savings							-13,919.66	-809.19
Accounts Receivable								214,068.47
Accounts Receivable - Trade								214,068.47
Deposit	12/19/2001		QVC, Inc.	Deposit		River City Bank	-815.70	213,252.77
Deposit	12/19/2001		Alsto Galesburg	Deposit		River City Bank	-444.38	212,808.39
General Journal	12/28/2001	31	Alsto Galesburg	SJ Dec 2001		Finally Free Sa...	2,279.62	215,088.01
General Journal	12/28/2001	32	Gaiam, Inc.	SJ Dec 2001		Finally Free Sa...	3,240.00	218,328.01
General Journal	12/28/2001	33	Health Care 21	SJ Dec 2001		Finally Free Sa...	468.00	218,796.01
General Journal	12/28/2001	34	QVC, Inc.	Adjust A/R for...		Finally Free Sa...	-14,466.42	204,329.59
Deposit	12/30/2001		QVC, Inc.	Deposit		River City Bank	-68,274.94	136,054.65
Total Accounts Receivable - Trade							-78,013.82	136,054.65
Total Accounts Receivable							-78,013.82	136,054.65

Biophile, Inc.
Balance Sheet Detail
As of December 31, 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Other Current Assets								12,484.69
Hamilton-Clarke Industries, Inc								-4,452.38
Check	12/14/2001	1850	Barrett Business Ser...			River City Bank	2,522.02	-1,930.36
Deposit	12/19/2001		Antelope/Caputo, LLC	Refund of De...		River City Bank	-6,120.00	-8,050.36
Check	12/19/2001	2401	Travernier, Boyd			River City Bank	1,000.00	-7,050.36
Check	12/31/2001	2412	River City Bank			River City Bank	1,260.20	-5,790.16
Check	12/31/2001	2413	Fastenall Supply			River City Bank	127.54	-5,662.62
Check	12/31/2001	2416	TriCo Welding Supply			River City Bank	350.93	-5,311.69
Check	12/31/2001	2419	Travernier, Boyd			River City Bank	1,000.00	-4,311.69
Total Hamilton-Clarke Industries, Inc							140.69	-4,311.69
Inventory								10,000.00
Total Inventory								10,000.00
Metabolic Industries								6,937.07
Deposit	12/5/2001		Metabolic Industries	Deposit		River City Bank	-2,000.00	4,937.07
Check	12/14/2001	1850	Barrett Business Ser...			River City Bank	2,522.02	7,459.09
Deposit	12/14/2001		Metabolic Industries	Deposit		River City Bank	-20,000.00	-12,540.91
Check	12/31/2001	2412	River City Bank			River City Bank	1,260.20	-11,280.71
Total Metabolic Industries							-18,217.78	-11,280.71
Total Other Current Assets							-18,077.09	-5,592.40
Total Current Assets							-110,010.57	129,653.06
Fixed Assets								9,419.79
Computer Equipment								9,419.79
Laptop Computer								9,419.79
Total Laptop Computer								9,419.79
Computer Equipment - Other								0.00
Total Computer Equipment - Other								0.00
Total Computer Equipment								9,419.79
Total Fixed Assets								9,419.79
Other Assets								83,500.00
Claim for overpayment of taxes								83,500.00
Total Claim for overpayment of taxes								83,500.00
Total Other Assets								83,500.00
TOTAL ASSETS							-110,010.57	222,572.85
LIABILITIES & EQUITY								332,583.42
Liabilities								1,736,885.03
Current Liabilities								-78,956.33
Accounts Payable								0.00
Total Accounts Payable								0.00
Credit Cards								61,275.04
Bank of America VISA								61,275.04
Credit Card Charge	12/4/2001		Bank of America			Interest Expense	764.98	62,040.02
Credit Card Charge	12/4/2001		Bank of America			Interest Expense	29.00	62,069.02
Total Bank of America VISA							793.98	62,069.02
Total Credit Cards							793.98	62,069.02
Other Current Liabilities								-140,231.37
Accrued professional fees								3,008.00
Chapter 11 Counsel								3,008.00
Total Chapter 11 Counsel								3,008.00
Accrued professional fees - Other								0.00
Total Accrued professional fees - Other								0.00
Total Accrued professional fees								3,008.00

Biophile, Inc.
Balance Sheet Detail
As of December 31, 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Boyd Tavernier Note								0.00
Total Boyd Tavernier Note								0.00
Citicorp Vender Finance								0.00
Total Citicorp Vender Finance								0.00
Insurance Financing								0.00
Check	12/21/2001	2405	Placer Insurance			River City Bank	-5,000.00	-5,000.00
Total Insurance Financing							-5,000.00	-5,000.00
Motorsports HCI								-158,141.70
Check	12/14/2001	1850	Barrett Business Ser...			River City Bank	-12,730.12	-170,871.82
Check	12/31/2001	2412	River City Bank			River City Bank	-5,510.60	-176,382.42
Check	12/31/2001	2415	Lawson Products			River City Bank	-634.51	-177,016.93
Total Motorsports HCI							-18,875.23	-177,016.93
Notes Payable								14,902.33
Total Notes Payable								14,902.33
Payroll Liabilities								0.00
Total Payroll Liabilities								0.00
Total Other Current Liabilities							-23,875.23	-164,106.60
Total Current Liabilities							-23,081.25	-102,037.58
Long Term Liabilities								1,815,841.36
Benil Finance Ltd								0.00
Total Benil Finance Ltd								0.00
Dr. Pichit Savanprakorn								0.00
Total Dr. Pichit Savanprakorn								0.00
General Unsecured Claims								1,813,699.00
Total General Unsecured Claims								1,813,699.00
Jeannine Gurian								0.00
Total Jeannine Gurian								0.00
Joseph Rheal Cote								0.00
Total Joseph Rheal Cote								0.00
Merica Corporation								0.00
Total Merica Corporation								0.00
Priority Claims other than taxe								2,142.36
Check	12/31/2001	1031	Tom Blake			Merchants Bank	-223.78	1,918.58
Total Priority Claims other than taxe							-223.78	1,918.58
Ryan & Co								0.00
Total Ryan & Co								0.00
Suspense								0.00
Total Suspense								0.00
WLK Investments, LLC								0.00
Total WLK Investments, LLC								0.00
Total Long Term Liabilities							-223.78	1,815,617.58
Total Liabilities							-23,305.03	1,713,580.00
Equity								-1,404,301.61
Addional Paid-in Capital								31,437,366.00
Total Addional Paid-in Capital								31,437,366.00
Capital Stock								13,329,798.00
Total Capital Stock								13,329,798.00

10:13 AM

01/15/04

Accrual Basis

Biophile, Inc.
Balance Sheet Detail
As of December 31, 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Opening Bal Equity								-46,263,234.69
Total Opening Bal Equity								-46,263,234.69
Retained Earnings								-170,093.82
Total Retained Earnings								-170,093.82
Net Income								261,862.90
Total Net Income							-86,705.54	175,157.36
Total Equity							-86,705.54	-1,491,007.15
TOTAL LIABILITIES & EQUITY							-110,010.57	222,572.86

Biophile, Inc.
Profit & Loss
December 2001

	Dec 01
Ordinary Income/Expense	
Income	
Gross Sales	-8,478.80
Total Income	-8,478.80
Cost of Goods Sold	
Finally Free Unit	40,975.00
Total COGS	40,975.00
Gross Profit	-49,453.80
Expense	
Administrative	3,045.36
Contract Labor	3,646.83
Other Expense	13,746.46
Other Selling	1,123.11
Total Expense	21,561.76
Net Ordinary Income	-71,015.56
Other Income/Expense	
Other Income	
Other Income	2,104.00
Total Other Income	2,104.00
Other Expense	
Interest Expense	793.98
Reorganization Items	17,000.00
Total Other Expense	17,793.98
Net Other Income	-15,689.98
Net Income	-86,705.54

10:13 AM
01/16/04
Accrual Basis

Biophile, Inc.
Profit & Loss Detail
December 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	12/28/2001	31	Alsto Galesburg	SJ Dec 2001		Accounts Rece...	2,279.62	2,279.62
General Journal	12/28/2001	32	Gaiam, Inc.	SJ Dec 2001		Accounts Rece...	3,240.00	5,519.62
General Journal	12/28/2001	33	Health Care 21	SJ Dec 2001		Accounts Rece...	468.00	5,987.62
General Journal	12/28/2001	34	QVC, Inc.	Adjust A/R for...		Accounts Rece...	-14,466.42	-8,478.80
Total Finally Free Sales							-8,478.80	-8,478.80
Total Gross Sales							-8,478.80	-8,478.80
Total Income							-8,478.80	-8,478.80
Cost of Goods Sold								
Finally Free Unit								
Check	12/31/2001		United Productions			River City Bank	40,975.00	40,975.00
Total Finally Free Unit							40,975.00	40,975.00
Total COGS							40,975.00	40,975.00
Gross Profit							-49,453.80	-49,453.80
Expense								
Administrative								
Automobile Expenses								
Check	12/31/2001	2422	Christine Bannister			River City Bank	360.00	360.00
Total Automobile Expenses							360.00	360.00
Office Supplies								
Check	12/31/2001	2421	The Home Depot			River City Bank	31.06	31.06
Check	12/31/2001	2423	Office Depot			River City Bank	154.28	185.34
Total Office Supplies							185.34	185.34
Travel								
Check	12/1/2001	1846	Zaias, Nardo			River City Bank	1,492.91	1,492.91
Check	12/1/2001	2408	Uniglobe Capital Tra...			River City Bank	442.61	1,935.52
Check	12/31/2001	2429	Uniglobe Capital Tra...			River City Bank	564.50	2,500.02
Total Travel							2,500.02	2,500.02
Total Administrative							3,045.36	3,045.36
Contract Labor								
Check	12/14/2001	1850	Barrett Business Ser...			River City Bank	2,522.02	2,522.02
Deposit	12/19/2001		Barrett Business Ser...	Health Ins Re...		River City Bank	-135.39	2,386.63
Check	12/31/2001	2412	River City Bank			River City Bank	1,260.20	3,646.83
Total Contract Labor							3,646.83	3,646.83
Other Expense								
Outside Sales Commissions								
Check	12/3/2001	1849	Elisabeth D'Orazio			River City Bank	1,978.94	1,978.94
Check	12/19/2001	2402	Dianne Reichenback			River City Bank	1,265.55	3,244.49
Check	12/31/2001	2414	Skolnick			River City Bank	7,827.50	11,071.99
Total Outside Sales Commissions							11,071.99	11,071.99
Telephone & Utilities								
Check	12/18/2001	2400	John Pile			River City Bank	585.00	585.00
Deposit	12/19/2001		SMUD	Deposit		River City Bank	-28.61	556.39
Check	12/19/2001	2403	B&M Telephone Ser...			River City Bank	450.00	1,006.39
Check	12/31/2001	2417	Sprint			River City Bank	764.86	1,771.25
Total Telephone & Utilities							1,771.25	1,771.25
Trade Show Expenses								
Check	12/24/2001	2406	Freeman Decorating			River City Bank	420.00	420.00
Check	12/31/2001	2409	Freeman Decorating			River City Bank	251.22	671.22
Check	12/31/2001	2410	Metropolitain Pier & ...			River City Bank	232.00	903.22
Total Trade Show Expenses							903.22	903.22
Total Other Expense							13,746.46	13,746.46

Biophile, Inc.
Profit & Loss Detail
December 2001

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Other Selling								
Freight Out								
Check	12/31/2001	2430	FedEx			River City Bank	1,123.11	1,123.11
Total Freight Out							1,123.11	1,123.11
Total Other Selling							1,123.11	1,123.11
Total Expense							21,561.76	21,561.76
Net Ordinary Income							-71,016.56	-71,016.56
Other Income/Expense								
Other Income								
Other Income								
Miscellaneous Income								
Deposit	12/24/2001		Energetic Painting &...	Deposit		River City Bank	1,078.00	1,078.00
Deposit	12/24/2001		International Autocraft	Deposit		River City Bank	1,026.00	2,104.00
Total Miscellaneous Income							2,104.00	2,104.00
Total Other Income							2,104.00	2,104.00
Total Other Income							2,104.00	2,104.00
Other Expense								
Interest Expense								
Credit Card Charge	12/4/2001		Bank of America			Bank of Ameri...	764.98	764.98
Credit Card Charge	12/4/2001		Bank of America			Bank of Ameri...	29.00	793.98
Total Interest Expense							793.98	793.98
Reorganization Items								
Professional Fees								
Check	12/1/2001	2407	Nakagawa, Mike			River City Bank	2,000.00	2,000.00
Check	12/31/2001	2431	Nakagawa, Mike			River City Bank	15,000.00	17,000.00
Total Professional Fees							17,000.00	17,000.00
Total Reorganization Items							17,000.00	17,000.00
Total Other Expense							17,793.98	17,793.98
Net Other Income							-15,689.98	-15,689.98
Net Income							-86,706.54	-86,706.54

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000 Petty Cash	12/1/01			Beginning Balance			-116.62
	12/31/01			Ending Balance			-116.62
10200 River City Acct #28206	12/1/01			Beginning Balance			3,625.96
	12/1/01	2408	CDJ	Uniglobe Capital Travel		442.61	
	12/1/01	2407	CDJ	Mike K. Nakagawa		2,000.00	
	12/1/01	1846	CDJ	Nardo Zaias		1,492.91	
	12/3/01	1849	CDJ	ElisabethD'Orazio		1,978.94	
	12/5/01	R1210	CRJ	Metabolics Industries	2,000.00		
	12/14/01	1850	CDJ	Barrett Business Services		20,296.18	
	12/14/01	R1208	CRJ	Metabolics Industries	20,000.00		
	12/18/01	2400	CDJ	John Pile		585.00	
	12/19/01	R1201	CRJ	Barrett Business Service	135.39		
	12/19/01	R1202	CRJ	SMUD	28.61		
	12/19/01	R1203	CRJ	QVC, Inc.	815.70		
	12/19/01	R1204	CRJ	Antelope-Caputo, LLC	6,120.00		
	12/19/01	R1205	CRJ	Alsto Galesburg	444.38		
	12/19/01	2401	CDJ	Gloria Tavernier		1,000.00	
	12/19/01	2402	CDJ	Dianne Reichenbach		1,265.55	
	12/19/01	2403	CDJ	B&M Telephone Service		450.00	
	12/21/01	2405	CDJ	Placer Insurance Agency		5,000.00	
	12/24/01	R1206	CRJ	International Autocraft	1,026.00		
	12/24/01	R1207	CRJ	Energetic Painting & Drywall	1,078.00		
	12/27/01	2406	CDJ	Freeman Decorating Compan		420.00	
	12/30/01	R1209	CRJ	QVC, Inc.	58,274.94		
	12/31/01	2409	CDJ	Freeman Decorating Compan		251.22	
	12/31/01	2410	CDJ	Metropolitan Pier & Expositio		232.00	
	12/31/01	2412	CDJ	River City Bank		9,291.20	
	12/31/01	2413	CDJ	Fastenall Supply		127.54	
	12/31/01	2414	CDJ	Skolnick Assoc		7,827.50	
	12/31/01	2415	CDJ	Lawson Products, Inc.		634.51	
	12/31/01	2416	CDJ	Trico Welding Supplies		350.93	
	12/31/01	2417	CDJ	Sprint		764.86	
	12/31/01	2421	CDJ	The Home Depot		31.06	
	12/31/01	2419	CDJ	Gloria Tavernier		1,000.00	
	12/31/01	R1210	CDJ	United Productions, Inc.		40,975.00	
	12/31/01	2422	CDJ	Christine Bannister		360.00	
	12/31/01	2423	CDJ	Office Depot		154.28	
	12/31/01	2429	CDJ	Uniglobe Capital Travel		564.50	
	12/31/01	2430	CDJ	Federal Express Corporation		1,123.11	
	12/31/01	2431	CDJ	Mike K. Nakagawa		15,000.00	
				Current Period Change	99,923.02	113,618.90	-13,695.88
	12/31/01			Ending Balance			-10,069.92
10250 Mechanic's Bank Acct #3	12/1/01			Beginning Balance			9,484.51
	12/1/01	1030	CDJ	John Pile		585.00	
	12/31/01	1030V	CDJ	John Pile	585.00		
	12/31/01	1031	CDJ	Tom Blake		223.78	
	12/31/01	2411	CDJ	River City Bank		9,291.20	
	12/31/01	2411V	CDJ	River City Bank	9,291.20		
				Current Period Change	9,876.20	10,099.98	-223.78
	12/31/01			Ending Balance			9,260.73
11000 Accounts Receivable	12/1/01			Beginning Balance			214,067.03
	12/1/01	U74463	SJ	QVC, Inc.	3,354.72		
	12/1/01	U74894	SJ	QVC, Inc.		83,950.00	
	12/1/01	U74895	SJ	QVC, Inc.	83,950.00		
	12/1/01	U76066	SJ	QVC, Inc.		612.96	
	12/1/01	U76124	SJ	QVC, Inc.		83,691.76	
	12/1/01	U76125	SJ	QVC, Inc.	83,691.76		
	12/1/01	U76249	SJ	QVC, Inc.		3,000.00	
	12/1/01	U80936	SJ	QVC, Inc.		15,466.82	

HAMILTON-Biophile Companies

General Ledger

For the Period From Dec 1, 2001 to Dec 31, 2001

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	12/18/01	U66252	SJ	QVC, Inc.	4,170.42		
	12/18/01	U74462	SJ	QVC, Inc.		3,354.72	
	12/19/01	R1203	CRJ	QVC, Inc. - Invoice: U66252		4,170.42	
	12/19/01	R1203	CRJ	QVC, Inc. - Invoice: U74462	3,354.72		
	12/19/01	R1205	CRJ	Alsto Galesburg - Invoice: 01-		600.00	
	12/19/01	R1205	CRJ	Alsto Galesburg - Invoice: R	155.62		
	12/27/01	01-5046	SJ	Alsto Galesburg	108.00		
	12/27/01	01-5047	SJ	Gaiam, Inc	3,240.00		
	12/28/01	01-5043	SJ	Alsto Galesburg	816.00		
	12/28/01	01-5044	SJ	Alsto Galesburg	1,200.00		
	12/28/01	01-5045	SJ	Health Care 21	468.00		
	12/28/01	01-5048	SJ	Alsto Galesburg	600.00		
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: 01-5037		84,000.00	
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U74463		3,354.72	
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U74894	83,950.00		
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U74895		83,950.00	
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U76066	612.96		
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U76124	83,691.76		
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U76125		83,691.76	
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U76249	3,000.00		
	12/30/01	R1209	CRJ	QVC, Inc. - Invoice: U80936	15,466.82		
				Current Period Change	371,830.78	449,843.16	-78,012.38
	12/31/01			Ending Balance			136,054.65
12150 Finished Goods Inventory	12/1/01			Beginning Balance			416,920.00
	12/31/01			Ending Balance			416,920.00
14200 Notes Receivable-HCI	12/1/01			Beginning Balance			105,608.14
	12/14/01	1850	CDJ	Barrett Business Services	2,125.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,125.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,125.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,125.20		
				Current Period Change	8,500.80		8,500.80
	12/31/01			Ending Balance			114,108.94
14300 Notes Receivable-Met	12/1/01			Beginning Balance			-11,851.42
	12/5/01	R1210	CRJ	Metabolics Industries		2,000.00	
	12/14/01	1850	CDJ	Barrett Business Services	345.20		
	12/14/01	1850	CDJ	Barrett Business Services	345.20		
	12/14/01	1850	CDJ	Barrett Business Services	345.20		
	12/14/01	1850	CDJ	Barrett Business Services	345.20		
	12/14/01	R1208	CRJ	Metabolics Industries - Payrol		20,000.00	
				Current Period Change	1,380.80	22,000.00	-20,619.20
	12/31/01			Ending Balance			-32,470.62
15100 Equipment	12/1/01			Beginning Balance			2,400.00
	12/31/01			Ending Balance			2,400.00
20000 Accounts Payable	12/1/01			Beginning Balance			-35,258.44
	12/1/01	2407	CDJ	Mike K. Nakagawa - Invoice:	2,000.00		
	12/31/01	01-5292	PJ	Mike K. Nakagawa		502.43	
	12/31/01	2431	CDJ	Mike K. Nakagawa - Invoice:	15,000.00		
				Current Period Change	17,000.00	502.43	16,497.57
	12/31/01			Ending Balance			-18,760.87
21000	12/1/01			Beginning Balance			10,000.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
Accounts Payable- Met	12/31/01			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	12/1/01			Beginning Balance			-47,601.24
	12/31/01			Ending Balance			-47,601.24
23100 Sales Tax Payable	12/1/01			Beginning Balance			-8.98
	12/31/01			Ending Balance			-8.98
24800 Other Current Liabilities	12/1/01			Beginning Balance			-13,000.00
	12/31/01			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	12/1/01			Beginning Balance			-437,951.19
	12/31/01	1031	CDJ	Tom Blake	223.78		
				Current Period Change	223.78		223.78
	12/31/01			Ending Balance			-437,727.41
39002 Beginning Balance Equity	12/1/01			Beginning Balance			-1,666,677.12
	12/31/01			Ending Balance			-1,666,677.12
39003 Common Stock	12/1/01			Beginning Balance			-13,329,798.00
	12/31/01			Ending Balance			-13,329,798.00
39004 Paid-in Capital	12/1/01			Beginning Balance			-31,452,366.00
	12/31/01			Ending Balance			-31,452,366.00
39005 Retained Earnings	12/1/01			Beginning Balance			46,200,247.50
	12/31/01			Ending Balance			46,200,247.50
39009 Bank Adustments Over/U	12/1/01			Beginning Balance			-59.98
	12/31/01			Ending Balance			-59.98
40100 Finally Free Wholesale	12/1/01			Beginning Balance			-728,150.70
	12/1/01	U74463	SJ	QVC, Inc.		3,354.72	
	12/1/01	U74894	SJ	QVC, Inc.	83,950.00		
	12/1/01	U74895	SJ	QVC, Inc.		83,950.00	
	12/1/01	U76066	SJ	QVC, Inc.	612.96		
	12/1/01	U76124	SJ	QVC, Inc.	83,691.76		
	12/1/01	U76125	SJ	QVC, Inc.		83,691.76	
	12/1/01	U76249	SJ	QVC, Inc.	3,000.00		
	12/1/01	U80936	SJ	QVC, Inc.	15,466.82		
	12/18/01	U66252	SJ	QVC, Inc.		4,170.42	
	12/18/01	U74462	SJ	QVC, Inc.	3,354.72		
	12/27/01	01-5046	SJ	Alsto Galesburg - Item: TP-12		108.00	
	12/27/01	01-5047	SJ	Gaiam, Inc - Item: F-140 - Fin		3,240.00	
	12/28/01	01-5043	SJ	Alsto Galesburg - Item: TP-12		216.00	
	12/28/01	01-5043	SJ	Alsto Galesburg - Item: F-140		600.00	
	12/28/01	01-5044	SJ	Alsto Galesburg - Item: F-140		1,200.00	
	12/28/01	01-5045	SJ	Health Care 21 - Item: TP-12		108.00	

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	12/28/01	01-5045	SJ	Health Care 21 - Item: TP-12		144.00	
	12/28/01	01-5045	SJ	Health Care 21 - Item: TP-12		216.00	
	12/28/01	01-5048	SJ	Alsto Galesburg - Item: F-140		600.00	
				Current Period Change	190,076.26	181,598.90	8,477.36
	12/31/01			Ending Balance			-719,673.34
40200 Finally Free Retail	12/1/01			Beginning Balance			-1,017.55
	12/31/01			Ending Balance			-1,017.55
40300 Misc Sales	12/1/01			Beginning Balance			-941.00
	12/31/01			Ending Balance			-941.00
40800 Other Income	12/1/01			Beginning Balance			-1,240.00
	12/19/01	R1204	CRJ	Antelope-Caputo, LLC - Mov		6,120.00	
	12/24/01	R1206	CRJ	International Autocraft - Mcto		1,026.00	
	12/24/01	R1207	CRJ	Energetic Painting & Drywall		1,078.00	
				Current Period Change		8,224.00	-8,224.00
	12/31/01			Ending Balance			-9,464.00
40850 Sublease Income	12/1/01			Beginning Balance			-35,327.37
	12/31/01			Ending Balance			-35,327.37
45400 Other Reimbursed	12/1/01			Beginning Balance			-300.00
	12/31/01			Ending Balance			-300.00
46000 Credit On Acct Reimburse	12/1/01			Beginning Balance			-723.57
	12/19/01	R1201	CRJ	Barrett Business Service - Ins		45.13	
	12/19/01	R1201	CRJ	Barrett Business Service - 12/		45.13	
	12/19/01	R1201	CRJ	Barrett Business Service - 11/		45.13	
	12/19/01	R1202	CRJ	SMUD - SMUD Refund		28.61	
				Current Period Change		164.00	-164.00
	12/31/01			Ending Balance			-887.57
48000 Sales Returns and Allowa	12/1/01			Beginning Balance			-715.48
	12/31/01			Ending Balance			-715.48
50000 Cost of Goods Sold	12/1/01			Beginning Balance			201.55
	12/31/01			Ending Balance			201.55
50500 Raw Material Purchases	12/1/01			Beginning Balance			282,429.71
	12/31/01	R1210	CDJ	United Productions, Inc. - QV	40,940.00		
				Current Period Change	40,940.00		40,940.00
	12/31/01			Ending Balance			323,369.71
52500 Outside Commission	12/1/01			Beginning Balance			78,659.72
	12/3/01	1849	CDJ	ElisabethD'Orazio	1,978.94		
	12/19/01	2402	CDJ	Dianne Reichenbach - Shows:	1,265.55		
	12/31/01	2414	CDJ	Skolnick Assoc - QVC- 5037	6,827.50		

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	12/31/01	2414	CDJ	Skolnick Assoc - Partial Owe	1,000.00		
				Current Period Change	11,071.99		11,071.99
	12/31/01			Ending Balance			89,731.71
54000 Selling Costs	12/1/01			Beginning Balance			12,316.38
	12/31/01	2409	CDJ	Freeman Decorating Compan	251.22		
	12/31/01	2410	CDJ	Metropolitan Pier & Expositio	232.00		
				Current Period Change	483.22		483.22
	12/31/01			Ending Balance			12,799.60
57500 Cost of Sales-Freight	12/1/01			Beginning Balance			7,979.53
	12/31/01	2430	CDJ	Federal Express Corporation	1,123.11		
				Current Period Change	1,123.11		1,123.11
	12/31/01			Ending Balance			9,102.64
58000 Cost of Sales-Other	12/1/01			Beginning Balance			2,250.00
	12/31/01			Ending Balance			2,250.00
58100 Assembly Supplies Exp	12/1/01			Beginning Balance			379.73
	12/31/01			Ending Balance			379.73
59000 Purchase Returns and Allo	12/1/01			Beginning Balance			1,261.15
	12/31/01			Ending Balance			1,261.15
60100 Advertising Expense	12/1/01			Beginning Balance			2,298.80
	12/31/01			Ending Balance			2,298.80
60200 Advertising Expense (Sho	12/1/01			Beginning Balance			4,677.87
	12/31/01			Ending Balance			4,677.87
61000 Auto Expenses	12/1/01			Beginning Balance			899.37
	12/31/01	2422	CDJ	Christine Bannister - Fuel Rei	5.52		
				Current Period Change	5.52		5.52
	12/31/01			Ending Balance			904.89
62000 Bank Charges	12/1/01			Beginning Balance			727.68
	12/31/01	R1210	CDJ	United Productions, Inc.	35.00		
				Current Period Change	35.00		35.00
	12/31/01			Ending Balance			762.68
62250 Biological Project	12/1/01			Beginning Balance			104.60
	12/31/01			Ending Balance			104.60
63600 Consultant	12/1/01			Beginning Balance			1,000.00
	12/31/01			Ending Balance			1,000.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
64500	12/1/01			Beginning Balance			300.00
Dues and Subscriptions E	12/31/01			Ending Balance			300.00
65500	12/1/01			Beginning Balance			1,596.74
Freight Expense	12/27/01	2406	CDJ	Freeman Decorating Compan	420.00		
				Current Period Change	420.00		420.00
	12/31/01			Ending Balance			2,016.74
67000	12/1/01			Beginning Balance			12,399.98
Insurance Expense	12/14/01	1850	CDJ	Barrett Business Services - Be	174.88		
	12/14/01	1850	CDJ	Barrett Business Services - Gi	858.72		
	12/14/01	1850	CDJ	Barrett Business Services - La	680.18		
	12/21/01	2405	CDJ	Placer Insurance Agency	5,000.00		
				Current Period Change	6,713.78		6,713.78
	12/31/01			Ending Balance			19,113.76
68500	12/1/01			Beginning Balance			73,357.64
Legal and Professional Ex	12/31/01	01-5292	PJ	Mike K. Nakagawa	502.43		
				Current Period Change	502.43		502.43
	12/31/01			Ending Balance			73,860.07
69000	12/1/01			Beginning Balance			796.00
Licenses Expense	12/31/01			Ending Balance			796.00
70000	12/1/01			Beginning Balance			1,511.13
Maintenance Expense	12/31/01	2421	CDJ	The Home Depot	31.06		
	12/31/01	2422	CDJ	Christine Bannister - Sherwin	121.66		
				Current Period Change	152.72		152.72
	12/31/01			Ending Balance			1,663.85
70400	12/1/01			Beginning Balance			5,503.52
McClellan Project	12/31/01			Ending Balance			5,503.52
70500	12/1/01			Beginning Balance			221.71
Meals and Entertainment	12/31/01			Ending Balance			221.71
70600	12/1/01			Beginning Balance			
Medical Expense	12/31/01	2419	CDJ	Gloria Tavernier	1,000.00		
				Current Period Change	1,000.00		1,000.00
	12/31/01			Ending Balance			1,000.00
70700	12/1/01			Beginning Balance			
MotorSports	12/31/01	2415	CDJ	Lawson Products, Inc.	634.51		
				Current Period Change	634.51		634.51
	12/31/01			Ending Balance			634.51

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
71000	12/1/01			Beginning Balance			6,482.38
Office Expense	12/1/01	1030	CDJ	John Pile	585.00		
	12/18/01	2400	CDJ	John Pile	585.00		
	12/31/01	1030V	CDJ	John Pile		585.00	
	12/31/01	2422	CDJ	Christine Bannister - Kinko's	2.58		
	12/31/01	2422	CDJ	Christine Bannister - Office D	13.74		
	12/31/01	2423	CDJ	Office Depot	154.28		
				Current Period Change	1,340.60	585.00	755.60
	12/31/01			Ending Balance			7,237.98
72100	12/1/01			Beginning Balance			105,560.40
Payroll	12/14/01	1850	CDJ	Barrett Business Services	2,175.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,175.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,175.20		
	12/14/01	1850	CDJ	Barrett Business Services	2,175.20		
	12/31/01	2411	CDJ	River City Bank - Payroll	9,291.20		
	12/31/01	2412	CDJ	River City Bank - Payroll	9,291.20		
	12/31/01	2411V	CDJ	River City Bank - Payroll		9,291.20	
				Current Period Change	27,283.20	9,291.20	17,992.00
	12/31/01			Ending Balance			123,552.40
73000	12/1/01			Beginning Balance			737.74
Other Taxes	12/31/01			Ending Balance			737.74
73100	12/1/01			Beginning Balance			500.00
Petty Cash Exp	12/31/01			Ending Balance			500.00
73500	12/1/01			Beginning Balance			2,693.37
Postage Expense	12/31/01			Ending Balance			2,693.37
74000	12/1/01			Beginning Balance			115,083.70
Rent or Lease Expense	12/31/01			Ending Balance			115,083.70
75000	12/1/01			Beginning Balance			1,053.41
Shop Expenses	12/31/01	2413	CDJ	Fastenall Supply	127.54		
	12/31/01	2416	CDJ	Trico Welding Supplies	350.93		
				Current Period Change	478.47		478.47
	12/31/01			Ending Balance			1,531.88
75300	12/1/01			Beginning Balance			10,750.00
Stock Transfer	12/31/01			Ending Balance			10,750.00
75500	12/1/01			Beginning Balance			383.52
Supplies Expense	12/31/01			Ending Balance			383.52
76000	12/1/01			Beginning Balance			16,306.61
Telephone Expense	12/19/01	2403	CDJ	B&M Telephone Service - Ph	450.00		
	12/31/01	2417	CDJ	Sprint	764.86		
				Current Period Change	1,214.86		1,214.86

HAMILTON-Biophile Companies
General Ledger
For the Period From Dec 1, 2001 to Dec 31, 2001
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	12/31/01			Ending Balance			17,521.47
76500	12/1/01			Beginning Balance			23,840.95
Travel Expense	12/1/01	2408	CDJ	Uniglobe Capital Travel - Chi	442.61		
	12/1/01	1846	CDJ	Nardo Zaias	1,492.91		
	12/31/01	2422	CDJ	Christine Bannister - Uniglob	216.50		
	12/31/01	2429	CDJ	Uniglobe Capital Travel - NY	564.50		
				Current Period Change	2,716.52		2,716.52
	12/31/01			Ending Balance			26,557.47
78000	12/1/01			Beginning Balance			6,406.63
Utilities Expense	12/31/01			Ending Balance			6,406.63
89000	12/1/01			Beginning Balance			20,080.00
Other Expense	12/19/01	2401	CDJ	Gloria Tavernier	1,000.00		
				Current Period Change	1,000.00		1,000.00
	12/31/01			Ending Balance			21,080.00

(23)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

FILED
04 JAN 28 PM 2:53
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)	Case No. 00-2004A-11 (00-20004-A-11) CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 1/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	360,715	322,950	
	b. Total Assets	453,635	415,870	132,259
	c. Current Liabilities	84,013	91,260	
	d. Total Liabilities	1,899,630	1,906,877	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	58,757	99,923	2,802,529
	b. Total Disbursements	47,121	113,843	2,791,702
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	11,635	-13,920	10,826
	d. Cash Balance at Beginning of Month	(809)	13,111	0
	e. Cash Balance End of Month (c+d)	10,826	-809	10,826
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(4,957)	-86,706	~~-940,891~~ OPS. STMT.
5	Account Receivables (Pre and Post Petition)	159,251	136,055	
6	Post-Petition Liabilities	84,013	91,260	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: JAN 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended January 31, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance		Cumulative (Case to Date)	Next Month Forecast
			Revenues:		
23,664			1 Gross Sales	2,467,081	
			2 less:Sales Returns & Allowances		
23,664			3 Net Sales	2,467,081	
1,474			4 less: Cost of Goods Sold (Schedule 'B')	1,636,920	
22,190			5 Gross Profit	830,161	
			6 Interest	0	
			7 Other Income	100,903	
			8	1,026	
			9	0	
22,190			10 **Total Revenues**	932,090	
			Expenses:		
			11 Compensation to Owner(s)/Officer(s)	0	
			12 Salaries (accrued & unpaid)	0	
			13 Commissions	0	
942			14 Contract Labor	18,637	
			Rent/Lease	0	
			15 Personal Property	5,071	
4,795			16 Real Property	212,933	
1,067			17 Insurance	2,669	
			18 Management Fees	0	
			19 Depreciation	0	
			Taxes:	0	
			20 Employer Payroll Taxes	0	
			21 Real Property Taxes	0	
			22 Other Taxes	1,538	
1,019			23 Other Selling	4,956	
913			24 Other Administrative	71,382	
794			25 Interest	5,470	
			26 Other Expenses:	0	
4,197			27 Outside sales commissions	321,953	
2,995			28 Advertising Expenses	86,888	
			29 Trade Show Expenses	18,032	
			30 Insurance Expenses	29,401	
425			31 Telephone & Utilities	44,841	
			32 Misc. Expenses & Adjustments	21,499	
			33	0	
			34	0	
17,147			35 **Total Expenses**	845,271	
5,043			36 **Subtotal**	86,819	
			Reorganization Items:		
10,000			37 Professional Fees	67,000	
			38 Provisions for Rejected Executory Contracts	0	
			39 Interest Earned on Accumulated Cash from	0	
			Resulting Chp 11 Case	0	
			40 Gain or (Loss) from Sale of Equipment	0	
			41 U.S. Trustee Quarterly Fees	0	
			42	(256)	
10,000			43 **Total Reorganization Items**	66,744	
(4,957)			44 **Net Profit (Loss) Before Federal & State Taxes**	20,075	
			45 Federal & State Income Taxes	0	
(4,957)			46 **Net Profet (Loss)**	20,075	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only)

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 01/31/02

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		10,826
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		159,251
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		175,638
9	**Total Current Assets**		360,715
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		453,635

NOTE:
Indicate the method used to estimate the market value of assets (e.g. appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,340
42	Metabolic Industries, Inc.		8,763
43			
44	**Total current Liabilities**		84,013
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,813,699
50	**Total Pre-Petition Liabilities**		1,815,618
51	**Total Liabilities**		1,899,630
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,235
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,487,366
55	Cumulative profit/(loss) since filing case		20,075
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,445,995
60	**Total Liabilities and Equity (Deficit)**		$ 453,635

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	23664		
31-60 Days	5,364		
61-90 Days	10,038		
91+ Days	120,185		
Total accounts receivable/payable	159,251		
Allowance for doubtful accounts			
Accounts receivable (net)	159,251		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	2,494
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	2,494

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes __x__ No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended January 31, 2002

	Actual Current Month	Cumulative (Case to Date)
Cash Receipts		
1 Rent/Leases	0	$94,605
2 Cash Received from Sales	0	2,338,010
3 Interest Received		0
4 Borrowings	6,000	209,214
5 Funds from Shareholders, Partners, or Other Insiders		12,000
6 Capital Contributions	48,980	99,980
7 Voided Checks		1,089
8 Vender Refunds & Overpayments		14,945
9 Miscellaneous Sales		30,026
10 Other Income	777	2,680
11		0
		0
12 Total Cash Receipts	$58,757	$2,802,529
		0
		0
Cash Disbursements		0
		0
13 Payments for Inventory	2,494	$1,314,488
14 Selling	4,197	357,847
15 Administrative	401	91,905
16 Capital Expenditures		0
17 Principal Payments on Debt	5,560	111,218
18 Interest Paid		3,963
Rent/Lease:		0
19 Personal Property		3,082
20 Real Property	13,700	267,047
Amount Paid to Owner(s)/Officer(s)		0
21 Salaries		0
22 Draws		0
23 Commissions/Royalties		0
24 Expense Reimbursements		0
25 Other	0	0
26 Salaries/Commissions (less employee withholding)	0	94,959
27 Attorney for Debtor and Miscellaneous	13,676	63,275
Taxes:		0
28 Employee Withholding		0
29 Employer Payroll Taxes		0
30 Real Property Taxes		0
31 Other Taxes		1,538
32 Other Cash Outflows:		0
33 Outside Marketing Commissions	500	303,956
34 Advertising Costs		82,653
35 Trade Show Costs	2,995	19,328
36 Insurance Costs	3,175	40,375
37 Telephone & Utilities	425	46,060
		0
38 Total Cash Disbursements	$47,121	$2,791,702
39 **Net Increase (Decrease) in Cash**	$11,635	$10,826
40 **Cash Balance, Beginning of Period**	($809)	
41 **Cash Balance, End of Period**	$10,826	$10,826

12:15 PM
01/15/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of January 31, 2002

	Jan 31, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	10,826.20
Total Checking/Savings	10,826.20
Accounts Receivable	
Accounts Receivable - Trade	159,250.65
Total Accounts Receivable	159,250.65
Other Current Assets	
Hamilton-Clarke Industries, Inc	-4,892.69
Inventory	10,000.00
Metabolic Industries	-8,762.71
Total Other Current Assets	-3,655.40
Total Current Assets	166,421.45
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for overpayment of taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**259,341.24**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Credit Cards	
Bank of America VISA	57,308.20
Total Credit Cards	57,308.20
Other Current Liabilities	
Accrued professional fees	3,008.00
Insurance Financing	-5,000.00
Motorsports HCI	-180,530.43
Notes Payable	14,902.33
Total Other Current Liabilities	-167,620.10
Total Current Liabilities	-110,311.90
Long Term Liabilities	
Dr. Pichit Savanprakorn	50,000.00
General Unsecured Claims	1,813,699.00
Priority Claims other than taxe	1,918.58
Total Long Term Liabilities	1,865,617.58
Total Liabilities	1,755,305.68
Equity	
Addional Paid-in Capital	31,437,366.00
Capital Stock	13,329,798.00
Opening Bal Equity	-46,263,234.69
Retained Earnings	5,063.54
Net Income	-4,957.29
Total Equity	-1,495,964.44
TOTAL LIABILITIES & EQUITY	**259,341.24**

11:57 AM

01/15/04

Accrual Basis

Biophile, Inc.
Balance Sheet
As of January 31, 2002

	Jan 31, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	10,826.20	
Total Checking/Savings	10,826.20	
Accounts Receivable		
Accounts Receivable - Trade	159,718.65	
Total Accounts Receivable	159,718.65	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-4,692.69~~	175637.74
Inventory	10,000.00	
~~Metabolic Industries~~ INS. FIN	~~-8,762.71~~	5000.00
Total Other Current Assets	~~-3,655.40~~	190,637.74
Total Current Assets	~~166,889.45~~	361,182.59
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~259,809.24~~	454,102.36
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	57,308.20	
Total Credit Cards	57,308.20	
Other Current Liabilities		
Accrued professional fees	3,008.00	
~~Insurance Financing~~	~~5,000.00~~	
~~Motorsports HGI~~ metabolics	~~-100,530.43~~	8762.71
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-167,620.10~~	26,673.04
Total Current Liabilities	~~-110,311.00~~	83,981.24
Long Term Liabilities		
~~Dr. Pichit Savanprakorn~~	~~50,000.00~~	
General Unsecured Claims	1,813,699.00	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	~~1,865,617.58~~	1,815,617.58
Total Liabilities	~~1,755,305.58~~	1,899,598.82
Equity	31487366.03	
Addional Paid-in Capital	~~31,437,366.66~~	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	5,063.54	
Net Income	-4,469.29	
Total Equity	-1,495,496.44	-1445496.44
TOTAL LIABILITIES & EQUITY	259,809.24	454,102.38

Biophile, Inc.
Profit & Loss
January 2002

	Jan 02
Ordinary Income/Expense	
Income	
Gross Sales	23,664.00
Total Income	23,664.00
Cost of Goods Sold	
Finally Free Unit	1,474.08
Total COGS	1,474.08
Gross Profit	22,189.92
Expense	
Administrative	912.64
Contract Labor	942.22
Insurance	1,067.16
Other Expense	7,616.59
Other Selling	1,019.42
Rent Expense	4,795.00
Total Expense	16,353.03
Net Ordinary Income	5,836.89
Other Income/Expense	
Other Expense	
Interest Expense	794.18
Reorganization Items	10,000.00
Total Other Expense	10,794.18
Net Other Income	-10,794.18
Net Income	**-4,957.29**

HAMILTON-Biophile Companies
Account Reconciliation
As of Jan 31, 2002
10200 - River City Acct #28206
Bank Statement Date: January 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<10,069.92>
Add: Cash Receipts				58,756.78
Less: Cash Disbursements				<47,121.39>
Add <Less> Other				
Ending GL Balance				1,565.47
Ending Bank Balance				6,297.09
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 22, 2002	2434	<4,196.91>	
	Jan 24, 2002	2439	<509.71>	
Total outstanding checks				<4,731.62>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				1,565.47

HAMILTON-Biophile Companies
Account Reconciliation
As of Jan 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: January 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				9,260.73
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				9,260.73
Ending Bank Balance				10,504.11
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
	Dec 31, 2001	1031	<223.78>	
Total outstanding checks				<1,243.38>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				9,260.73

HAMILTON-Biophile Companies
Account Reconciliation
As of Jan 31, 2002

11000 - Accounts Receivable

Bank Statement Date: January 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance			136,054.65
Add: Cash Receipts			<468.00>
Less: Cash Disbursements			
Add <Less> Other			23,664.00
Ending GL Balance			159,250.65
Ending Bank Balance			
Add back deposits in transit			
Total deposits in transit			
<Less> outstanding checks			
Total outstanding checks			
Add <Less> Other			
Jan 25, 2001	01-002023	720.00	
Jan 25, 2001	01-002024	1,188.00	
Feb 23, 2001	01-002035	1,440.00	
Feb 23, 2001	01-002036	720.00	
Feb 23, 2001	01-002037	720.00	
Apr 20, 2001	01-002059	600.00	
Apr 23, 2001	01-002060	648.00	
May 9, 2001	01-002062	1,458.00	
May 2, 2001	01-002065	648.00	
May 25, 200	01-005000	51,642.00	
May 29, 200	01-5001	34,104.00	
May 29, 200	01-5002	7,200.00	
May 30, 200	01-5003	14,700.00	
Jun 12, 2001	01-5004	720.00	
Jun 12, 2001	01-5005	600.00	
Jun 12, 2001	01-5006	648.00	
Jun 12, 2001	01-5007	648.00	
Jun 12, 2001	01-5008	1,200.00	
Jun 12, 2001	01-5009	2,484.00	
Jun 14, 2001	01-5010	2,376.00	
Jun 14, 2001	01-5011	108.00	
Jun 14, 2001	01-5012	3,084.00	
Jun 14, 2001	01-5013	816.00	
Jun 14, 2001	01-5014	450.00	
Jul 3, 2001	01-5015	111,792.00	
Jul 3, 2001	01-5016	672.00	
Jul 3, 2001	01-5017	924.00	
Jul 3, 2001	01-5018	2,868.00	
Jul 3, 2001	01-5019	720.00	
Jul 3, 2001	01-5020	10,368.00	
Jul 3, 2001	01-5021	5,400.00	
Jul 19, 2001	01-5022	27,192.00	
Jul 6, 2001	01-5023	3,132.00	
Aug 14, 2001	01-5024	56,670.00	
Aug 13, 2001	01-5024	5,400.00	
Aug 13, 2001	01-5025	1,800.00	
Sep 7, 2001	01-5025	648.00	
Aug 13, 2001	01-5026	600.00	
Sep 7, 2001	01-5026	9,720.00	
Aug 13, 2001	01-5027	1,080.00	
Sep 21, 2001	01-5028	25,200.00	
Sep 21, 2001	01-5029	1,908.00	
Sep 21, 2001	01-5030	600.00	
Sep 21, 2001	01-5031	600.00	
Sep 26, 2001	01-5032	708.00	
Sep 26, 2001	01-5033	7,776.00	

HAMILTON-Biophile Companies
Account Reconciliation
As of Jan 31, 2002
11000 - Accounts Receivable
Bank Statement Date: January 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Oct 11, 2001	01-5034	5,400.00
Oct 11, 2001	01-5035	600.00
Oct 11, 2001	01-5036	648.00
Nov 8, 2001	01-5037	84,000.00
Nov 1, 2001	01-5038	3,888.00
Nov 1, 2001	01-5039	2,592.00
Nov 26, 2001	01-5040	1,188.00
Nov 26, 2001	01-5041	972.00
Nov 21, 2001	01-5042	2,160.00
Dec 28, 2001	01-5043	816.00
Dec 28, 2001	01-5044	1,200.00
Dec 28, 2001	01-5045	468.00
Dec 27, 2001	01-5046	108.00
Dec 27, 2001	01-5047	3,240.00
Dec 28, 2001	01-5048	600.00
Jan 11, 2002	02-5049	10,200.00
Jan 9, 2002	02-5050	780.00
Jan 15, 2002	02-5051	3,504.00
Jan 21, 2002	02-5052	72.00
Jan 21, 2002	02-5053	648.00
Jan 24, 2002	02-5059	4,140.00
Jan 23, 2002	02-5060	4,320.00
Nov 1, 2001	062501	2,371.20
Nov 12, 2001	144475	<500.00>
Nov 12, 2001	144476	<105.99>
Nov 12, 2001	170734	<105.99>
Sep 13, 2001	188884594CR	<54.49>
Nov 12, 2001	6193CR	<356.68>
Nov 12, 2001	6429CR	<507.27>
Nov 21, 2001	CR????	<3,900.00>
Aug 7, 2001	RA-1228	<1,020.00>
Oct 23, 2001	RA-1235	<858.00>
Nov 14, 2001	RA1250	<761.89>
Nov 16, 2001	RA1251	<155.62>
Aug 15, 2001	RV903464	<3,662.80>
Nov 1, 2001	RV903479	<2,376.00>
Nov 12, 2001	U03549	<5,136.25>
Nov 12, 2001	U03681	<1,350.00>
Nov 12, 2001	U03739	<3,700.00>
Nov 12, 2001	U08713	<1,050.00>
Nov 12, 2001	U66251	<4,170.42>
Dec 18, 2001	U66252	4,170.42
Dec 18, 2001	U74462	<3,354.72>
Dec 1, 2001	U74463	3,354.72
Dec 1, 2001	U74894	<83,950.00>
Dec 1, 2001	U74895	83,950.00
Dec 1, 2001	U76066	<612.96>
Dec 1, 2001	U76124	<83,691.76>
Dec 1, 2001	U76125	83,691.76
Dec 1, 2001	U76249	<3,000.00>
Dec 1, 2001	U80936	<15,466.82>
Nov 12, 2001	Y85051	8,836.25
Nov 12, 2001	Y86103	<2,500.00>
Nov 12, 2001	Y86184	<1,650.00>
Nov 12, 2001	Y90343	<700.00>

Total other	497,920.69
Unreconciled difference	<338,670.04>
Ending GL Balance	159,250.65

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001	Increase	Decrease	Jan. 2002
Alsto	1,908.00		1,908.00	0.00	108.00		108.00			108.00
	600.00			600.00	1,200.00		1,800.00			1,800.00
	0.00	356.68	356.68	0.00	816.00		816.00			816.00
	0.00	507.27	507.27	0.00	600.00	600.00	0.00	780.00		780.00
	0.00		155.62	-155.62	155.62		0.00	3,504.00		3,504.00
	0.00			0.00			0.00	72.00		72.00
	0.00			0.00			0.00	648.00		648.00
	0.00			0.00			0.00	4,140.00		4,140.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00	1,188.00		1,188.00			1,188.00			1,188.00
	0.00	972.00		972.00			972.00			972.00
	0.00	2,160.00		2,160.00			2,160.00			2,160.00
	0.00			0.00			0.00			0.00
Galm	0.00	2,371.20	2,371.20	0.00	3,240.00		3,240.00			3,240.00
	0.00	3,888.00		3,888.00			3,888.00			3,888.00
	0.00	2,376.00	2,376.00	0.00			0.00	4,320.00		4,320.00
	0.00			0.00			0.00			0.00
	1,080.00		1,080.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001	Increase	Decrease	Jan. 2002
Healthcare 21	0.00			0.00	468.00		468.00		468.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	708.00		708.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	5,400.00		5,400.00	0.00			0.00	10,200.00		10,200.00
	5,400.00		5,400.00	0.00			0.00			0.00
	0.00	3,900.00	3,900.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00			0.00			0.00			0.00
	7,776.00			7,776.00			7,776.00			7,776.00
	0.00	2,592.00		2,592.00			2,592.00			2,592.00
	0.00		761.89	-761.89			-761.89			-761.89
	0.00			0.00			0.00			0.00
SMART	0.00			0.00			0.00			0.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Oct. 2001	Increase	Decrease	Nov. 2001	Increase	Decrease	Dec 2001	Increase	Decrease	Jan 2002
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00			216.00
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	25,200.00		25,200.00	0.00			0.00			0.00
	0.00	84,000.00		84,000.00		84,000.00	0.00			0.00
	0.00	5,136.25	5,136.25	0.00	3,354.72	3,354.72	0.00			0.00
	0.00	1,350.00	1,350.00	0.00	83,950.00	83,950.00	0.00			0.00
	0.00	3,700.00	3,700.00	0.00	83,691.76	83,691.76	0.00			0.00
	0.00	1,050.00	1,050.00	0.00	4,170.42	4,170.42	0.00			0.00
	0.00	4,170.42	4,170.42	0.00	3,354.72	3,354.72	0.00			0.00
	0.00	2,500.00	2,500.00	0.00	83,950.00	83,950.00	0.00			0.00
	0.00	1,650.00	1,650.00	0.00	612.96	612.96	0.00			0.00
	0.00	700.00	700.00	0.00	83,691.76	83,691.76	0.00			0.00
	0.00	500.00	500.00	0.00	3,000.00	3,000.00	0.00			0.00
	0.00	105.99	105.99	0.00	15,466.82	15,466.82	0.00			0.00
	0.00	105.99	105.99	0.00			0.00			0.00
	0.00	8,836.25	8,836.25	0.00			0.00			0.00
	159,880.54	134,116.05	79,929.56	214,067.03	371,830.78	449,843.16	136,054.65	23,664.00	468.00	159,250.65
Revenue Per PeachTree	6,715.00			78,082.53			-8,477.36			23,664.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Jan 1, 2002 to Jan 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	1/1/02			Beginning Balance			-116.62
Petty Cash							
	1/31/02			Ending Balance			-116.62
10200	1/1/02			Beginning Balance			-10,069.92
River City Acct #28206	1/10/02	2420	CDJ	Bank of America		1,843.00	
	1/14/02	R101W	CRJ	Dr. Pichit Savanprakorn	49,980.00		
	1/14/02	2426	CDJ	United Productions, Inc.		1,474.08	
	1/14/02	R0111W	CDJ	River City Bank		12.00	
	1/15/02	2418	CDJ	Office Depot		88.85	
	1/15/02	2424	CDJ	Edward Cook		775.00	
	1/15/02	2425	CDJ	McClellan Park		13,700.00	
	1/15/02	R102	CRJ	Barrett Business Service	180.52		
	1/16/02	2427	CDJ	Mackenzie & Brody		2,901.00	
	1/17/02	2428	CDJ	Bank of America		3,717.00	
	1/21/02	2432	CDJ	Pacific Bell		424.68	
	1/22/02	2434	CDJ	ElisabethD'Orazio		4,196.91	
	1/22/02	2436	CDJ	George Little Management, In		2,870.00	
	1/22/02	2437	CDJ	Eric Masamari		10,000.00	
	1/23/02	2433	CDJ	The Home Depot		11.79	
	1/24/02	2439	CDJ	Federal Express Corporation		509.71	
	1/24/02	2438	CDJ	Dengate Design Group		125.00	
	1/24/02	2440	CDJ	Barrett Business Services		2,107.50	
	1/24/02	2443	CDJ	Imperial Premium Finance		1,067.16	
	1/25/02	2441	CDJ	Richard Craft		500.00	
	1/25/02	2442	CDJ	Jasper DiGrigorio		250.00	
	1/28/02	R0107	CDJ	Federal Express Corporation		509.71	
	1/28/02	R0109	CDJ	River City Bank		38.00	
	1/29/02	R0103	CRJ	Barrett Business Service	90.26		
	1/29/02	R0104	CRJ	Health Care 21	468.00		
	1/29/02	R0105	CRJ	Hamilton-Clarke Industries	2,000.00		
	1/29/02	R0106	CRJ	Hamilton-Clarke Industries	6,000.00		
	1/29/02	R0110	CRJ	River City Bank	38.00		
				Current Period Change	58,756.78	47,121.39	11,635.39
	1/31/02			Ending Balance			1,565.47
10250	1/1/02			Beginning Balance			9,260.73
Mechanic's Bank Acct #3							
	1/31/02			Ending Balance			9,260.73
11000	1/1/02			Beginning Balance			136,054.65
Accounts Receivable	1/9/02	02-5050	SJ	Alsto Galesburg	780.00		
	1/11/02	02-5049	SJ	Luminescence Catalog	10,200.00		
	1/15/02	02-5051	SJ	Alsto Galesburg	3,504.00		
	1/21/02	02-5052	SJ	Alsto Galesburg	72.00		
	1/21/02	02-5053	SJ	Alsto Galesburg	648.00		
	1/23/02	02-5060	SJ	Gaiam, Inc	4,320.00		
	1/24/02	02-5059	SJ	Alsto Galesburg	4,140.00		
	1/29/02	R0104	CRJ	Health Care 21 - Invoice: 01-		468.00	
				Current Period Change	23,664.00	468.00	23,196.00
	1/31/02			Ending Balance			159,250.65
12150	1/1/02			Beginning Balance			416,920.00
Finished Goods Inventory							
	1/31/02			Ending Balance			416,920.00
14200	1/1/02			Beginning Balance			114,108.94
Notes Receivable-HCI							
	1/31/02			Ending Balance			114,108.94

HAMILTON-Biophile Companies
General Ledger
For the Period From Jan 1, 2002 to Jan 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID / Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
14300 Notes Receivable-Met	1/1/02			Beginning Balance			-32,470.62
	1/31/02			Ending Balance			-32,470.62
15100 Equipment	1/1/02			Beginning Balance			2,400.00
	1/31/02			Ending Balance			2,400.00
20000 Accounts Payable	1/1/02			Beginning Balance			-18,760.87
	1/21/02	2432	CDJ	Pacific Bell - Invoice: 112301	424.68		
	1/22/02	2434	CDJ	ElisabethD'Orazio - Invoice: 1	4,196.91		
	1/22/02	2437	CDJ	Eric Masamari - Invoice: 01-1	10,000.00		
	1/24/02	2438	CDJ	Dengate Design Group - Invoi	125.00		
				Current Period Change	14,746.59		14,746.59
	1/31/02			Ending Balance			-4,014.28
21000 Accounts Payable- Met	1/1/02			Beginning Balance			10,000.00
	1/31/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	1/1/02			Beginning Balance			-47,601.24
	1/29/02	R0105	CRJ	Hamilton-Clarke Industries -		2,000.00	
	1/29/02	R0106	CRJ	Hamilton-Clarke Industries -		6,000.00	
				Current Period Change		8,000.00	-8,000.00
	1/31/02			Ending Balance			-55,601.24
23100 Sales Tax Payable	1/1/02			Beginning Balance			-8.98
	1/31/02			Ending Balance			-8.98
24800 Other Current Liabilities	1/1/02			Beginning Balance			-13,000.00
	1/31/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	1/1/02			Beginning Balance			-437,727.41
	1/31/02			Ending Balance			-437,727.41
39002 Beginning Balance Equity	1/1/02			Beginning Balance			-1,666,677.12
	1/31/02			Ending Balance			-1,666,677.12
39003 Common Stock	1/1/02			Beginning Balance			-13,329,798.00
	1/31/02			Ending Balance			-13,329,798.00
39004 Paid-in Capital	1/1/02			Beginning Balance			-31,452,366.00
	1/14/02	R101W	CRJ	Dr. Pichit Savanprakorn		49,980.00	
				Current Period Change		49,980.00	-49,980.00
	1/31/02			Ending Balance			-31,502,346.00
39005 Retained Earnings	1/1/02			Beginning Balance			46,319,912.44
	1/31/02			Ending Balance			46,319,912.44

HAMILTON-Biophile Companies
General Ledger
For the Period From Jan 1, 2002 to Jan 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
39009	1/1/02			Beginning Balance			-59.98
Bank Adustments Over/U	1/31/02			Ending Balance			-59.98
40000	1/1/02			Beginning Balance			
Sales Finally Free	1/9/02	02-5050	SJ	Alsto Galesburg - Item: TP-12		108.00	
	1/9/02	02-5050	SJ	Alsto Galesburg - Item: TP-12		72.00	
	1/15/02	02-5051	SJ	Alsto Galesburg - Item: TP-12		216.00	
	1/15/02	02-5051	SJ	Alsto Galesburg - Item: TP-12		288.00	
	1/21/02	02-5052	SJ	Alsto Galesburg - Item: TP-12		72.00	
	1/23/02	02-5060	SJ	Gaiam, Inc - Item: TP-122 - F		432.00	
	1/24/02	02-5059	SJ	Alsto Galesburg - Item: TP-12		108.00	
	1/24/02	02-5059	SJ	Alsto Galesburg - Item: TP-12		432.00	
				Current Period Change		1,728.00	-1,728.00
	1/31/02			Ending Balance			-1,728.00
40100	1/1/02			Beginning Balance			
Finally Free Wholesale	1/9/02	02-5050	SJ	Alsto Galesburg - Item: F-140		600.00	
	1/11/02	02-5049	SJ	Luminescence Catalog - Item:		10,200.00	
	1/15/02	02-5051	SJ	Alsto Galesburg - Item: F-140		3,000.00	
	1/21/02	02-5053	SJ	Alsto Galesburg - Item: TP-12		216.00	
	1/21/02	02-5053	SJ	Alsto Galesburg - Item: TP-12		432.00	
	1/23/02	02-5060	SJ	Gaiam, Inc - Item: F-140 - Fin		3,888.00	
	1/24/02	02-5059	SJ	Alsto Galesburg - Item: F-140		3,600.00	
				Current Period Change		21,936.00	-21,936.00
	1/31/02			Ending Balance			-21,936.00
40800	1/1/02			Beginning Balance			
Other Income	1/29/02	R0110	CRJ	River City Bank - reimbursem		38.00	
				Current Period Change		38.00	-38.00
	1/31/02			Ending Balance			-38.00
46000	1/1/02			Beginning Balance			
Credit On Acct Reimburse	1/15/02	R102	CRJ	Barrett Business Service - Tri		180.52	
	1/29/02	R0103	CRJ	Barrett Business Service - La		90.26	
				Current Period Change		270.78	-270.78
	1/31/02			Ending Balance			-270.78
50500	1/1/02			Beginning Balance			
Raw Material Purchases	1/14/02	2426	CDJ	United Productions, Inc.	1,474.08		
				Current Period Change	1,474.08		1,474.08
	1/31/02			Ending Balance			1,474.08
57500	1/1/02			Beginning Balance			
Cost of Sales-Freight	1/24/02	2439	CDJ	Federal Express Corporation	509.71		
	1/28/02	R0107	CDJ	Federal Express Corporation	509.71		
				Current Period Change	1,019.42		1,019.42
	1/31/02			Ending Balance			1,019.42
60200	1/1/02			Beginning Balance			
Advertising Expense (Sho	1/22/02	2436	CDJ	George Little Management, In	2,870.00		
				Current Period Change	2,870.00		2,870.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Jan 1, 2002 to Jan 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	1/31/02			Ending Balance			2,870.00
62000 Bank Charges	1/1/02			Beginning Balance			
	1/14/02	R0111W	CDJ	River City Bank - wire fee	12.00		
	1/28/02	R0109	CDJ	River City Bank - overdrawn	38.00		
				Current Period Change	50.00		50.00
	1/31/02			Ending Balance			50.00
67000 Insurance Expense	1/1/02			Beginning Balance			
	1/24/02	2440	CDJ	Barrett Business Services	532.30		
	1/24/02	2443	CDJ	Imperial Premium Finance - F	1,067.16		
				Current Period Change	1,599.46		1,599.46
	1/31/02			Ending Balance			1,599.46
68500 Legal and Professional Ex	1/1/02			Beginning Balance			
	1/15/02	2424	CDJ	Edward Cook	775.00		
	1/16/02	2427	CDJ	Mackenzie & Brody	2,901.00		
				Current Period Change	3,676.00		3,676.00
	1/31/02			Ending Balance			3,676.00
70000 Maintenance Expense	1/1/02			Beginning Balance			
	1/23/02	2433	CDJ	The Home Depot	11.79		
				Current Period Change	11.79		11.79
	1/31/02			Ending Balance			11.79
71000 Office Expense	1/1/02			Beginning Balance			
	1/15/02	2418	CDJ	Office Depot	88.85		
				Current Period Change	88.85		88.85
	1/31/02			Ending Balance			88.85
72100 Payroll	1/1/02			Beginning Balance			
	1/24/02	2440	CDJ	Barrett Business Services	1,575.20		
				Current Period Change	1,575.20		1,575.20
	1/31/02			Ending Balance			1,575.20
74000 Rent or Lease Expense	1/1/02			Beginning Balance			
	1/15/02	2425	CDJ	McClellan Park	13,700.00		
				Current Period Change	13,700.00		13,700.00
	1/31/02			Ending Balance			13,700.00
75600 Plant Supply Cost	1/1/02			Beginning Balance			
	1/25/02	2441	CDJ	Richard Craft	500.00		
				Current Period Change	500.00		500.00
	1/31/02			Ending Balance			500.00
76500 Travel Expense	1/1/02			Beginning Balance			
	1/10/02	2420	CDJ	Bank of America	1,843.00		
	1/17/02	2428	CDJ	Bank of America - CC	3,717.00		
				Current Period Change	5,560.00		5,560.00
	1/31/02			Ending Balance			5,560.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Jan 1, 2002 to Jan 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
89000	1/1/02			Beginning Balance			
Other Expense	1/25/02	2442	CDJ	Jasper DiGrigorio	250.00		
				Current Period Change	250.00		250.00
	1/31/02			Ending Balance			250.00

(24)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 28 PM 2:53
CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 2/28/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	360,308	360,715	
	b. Total Assets	453,228	453,635	132,259
	c. Current Liabilities	84,346	84,013	
	d. Total Liabilities	1,895,949	1,899,630	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	21,171	58,757	2,823,700
	b. Total Disbursements	21,577	47,122	2,813,281
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(407)	11,635	10,419
	d. Cash Balance at Beginning of Month	10,826	-809	0
	e. Cash Balance End of Month (c+d)	10,419	10,826	10,419

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	2,609	-4,957	22,684
5	Account Receivables (Pre and Post Petition)	159,251	159,251	
6	Post-Petition Liabilities	84,346	84,013	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns:
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended February 28, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
19,624			1	Gross Sales	2,486,705	
			2	less:Sales Returns & Allowances		
19,624			3	Net Sales	2,486,705	
13,658			4	less: Cost of Goods Sold (Schedule 'B')	1,650,578	
5,966			5	Gross Profit	836,127	
			6	Interest	0	
			7	Other Income	100,903	
			8		1,026	
			9		0	
5,966			10	**Total Revenues**	938,056	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
304			14	Contract Labor	18,941	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	212,933	
			17	Insurance	2,669	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
29			23	Other Selling	4,985	
35			24	Other Administrative	71,417	
759			25	Interest	6,229	
			26	Other Expenses:	0	
2,232			27	Outside sales commissions	324,185	
			28	Advertising Expenses	86,888	
			29	Trade Show Expenses	18,032	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	44,841	
			32	Misc. Expenses & Adjustments	21,499	
			33		0	
			34		0	
3,358			35	**Total Expenses**	848,628	
2,609			36	**Subtotal**	89,428	
				Reorganization Items:		
			37	Professional Fees	67,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	66,744	
2,609			44	**Net Profit (Loss) Before Federal & State Taxes**	22,684	
			45	Federal & State Income Taxes	0	
2,609			46	**Net Profet (Loss)**	22,684	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only).

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 02/28/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		10,419
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		159,251
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		175,638
9	**Total Current Assets**		360,308

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

			Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		453,228

NOTE:
Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		58,067
42	Metabolic Industries, Inc.		8,369
43			
44	**Total current Liabilities**		84,346
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,895,949
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,263,235
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,467,366
55	Cumulative profit/(loss) since filing case		22,684
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		665
59	**Total Equity (Deficit)**		-1,442,722
60	**Total Liabilities and Equity (Deficit)**		$ 453,228

0

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	23664		
31-60 Days	5,364		
61-90 Days	10,038		
91+ Days	120,185		
Total accounts receivable/payable	159,251		
Allowance for doubtful accounts			
Accounts receivable (net)	159,251		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	13,686
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	13,686

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

- Weekly ____
- Monthly ____
- Quarterly ____
- Semi-annually ____
- Annually x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

- FIFO cost x
- LIFO cost ____
- Lower of cost or market ____
- Other x
- Explain ____

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended February 28, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	21,061	2,359,071
3	Interest Received		0
4	Borrowings	0	209,214
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		99,960
7	Voided Checks		1,069
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales		30,026
10	Other Income	110	2,770
11			0
			0
12	Total Cash Receipts	$21,171	$2,823,700
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	13,686	$1,328,174
14	Selling	0	357,847
15	Administrative	35	91,940
16	Capital Expenditures		0
17	Principal Payments on Debt	5,231	116,449
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	0	257,047
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	0	94,959
27	Attorney for Debtor and Miscellaneous	0	63,276
	Taxes:		0
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,536
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	2,232	306,188
34	Advertising Costs		82,663
35	Trade Show Costs	0	19,328
36	Insurance Costs	394	40,768
37	Telephone & Utilities	0	46,060
			0
38	Total Cash Disbursements	$21,577	$2,813,281
39	**Net Increase (Decrease) in Cash**	($407)	$10,419
40	**Cash Balance, Beginning of Period**	$10,826	
41	**Cash Balance, End of Period**	$10,419	$10,419

HAMILTON-Biophile Companies
Account Reconciliation
As of Feb 28, 2002
10200 - River City Acct #28206
Bank Statement Date: February 28, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				1,565.47
Add: Cash Receipts				21,170.89
Less: Cash Disbursements				<17,563.36>
Add <Less> Other				
Ending GL Balance				5,173.00
Ending Bank Balance				6,727.71
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Feb 6, 2002	2446		
	Feb 15, 2002	2449		
	Feb 27, 2002	2451	<1,020.00>	
Total outstanding checks				<1,554.71>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,173.00

HAMILTON-Biophile Companies
Account Reconciliation
As of Feb 28, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: February 28, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				9,260.73
Add: Cash Receipts				
Less: Cash Disbursements				<4,014.10>
Add <Less> Other				
Ending GL Balance				5,246.63
Ending Bank Balance				8,504.11
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
	Dec 31, 2001	1031	<223.78>	
	Feb 26, 2002	1032	<2,014.10>	
Total outstanding checks				<3,257.48>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,246.63

	Nov. 2001	Increase	Decrease	Dec 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002
Alsto	0.00	108.00		108.00			108.00			108.00
	600.00	1,200.00		1,800.00			1,800.00		1,793.71	6.29
	0.00	816.00		816.00			816.00			816.00
	0.00	600.00	600.00	0.00	780.00		780.00			780.00
	-155.62	155.62		0.00	3,504.00		3,504.00			3,504.00
	0.00			0.00	72.00		72.00			72.00
										0.00
	0.00			0.00	648.00		648.00			648.00
	0.00			0.00	4,140.00		4,140.00			4,140.00
	0.00			0.00			0.00	600.00		600.00
	0.00			0.00			0.00	1,200.00		1,200.00
Amazon	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	1,188.00			1,188.00			1,188.00		2,160.00	-972.00
	972.00			972.00			972.00			972.00
	2,160.00			2,160.00			2,160.00		2,160.00	0.00
	0.00			0.00			0.00			0.00
Gaim	0.00	3,240.00		3,240.00			3,240.00			3,240.00
	3,888.00			3,888.00			3,888.00			3,888.00
	0.00			0.00	4,320.00		4,320.00			4,320.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Nov. 2001	Increase	Decrease	Dec. 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002
Healthcare 21	0.00	468.00		468.00		468.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00	10,200.00		10,200.00		10,200.00	0.00
	0.00			0.00			0.00	2,400.00		2,400.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00			0.00			0.00			0.00
	7,776.00			7,776.00			7,776.00			7,776.00
	2,592.00			2,592.00			2,592.00			2,592.00
	-761.89			-761.89			-761.89			-761.89
	0.00			0.00			0.00			0.00
SMART	0.00			0.00			0.00	600.00		600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Nov. 2001	Increase	Decrease	Dec 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	216.00			216.00			216.00		122.96	93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	0.00			0.00			0.00	10,200.00		10,200.00
	84,000.00		84,000.00	0.00			0.00			0.00
	0.00	3,354.72	3,354.72	0.00			0.00			0.00
	0.00	83,950.00	83,950.00	0.00			0.00			0.00
	0.00	83,691.76	83,691.76	0.00			0.00			0.00
	0.00	4,170.42	4,170.42	0.00			0.00			0.00
	0.00	3,354.72	3,354.72	0.00			0.00			0.00
	0.00	83,950.00	83,950.00	0.00			0.00			0.00
	0.00	612.96	612.96	0.00			0.00			0.00
	0.00	83,691.76	83,691.76	0.00			0.00			0.00
	0.00	3,000.00	3,000.00	0.00			0.00			0.00
	0.00	15,466.82	15,466.82	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	214,067.03	371,830.78	449,843.16	136,054.65	23,664.00	468.00	159,250.65	15,000.00	16,436.67	157,813.98
Revenue Per PeachTree	78,082.53			-8,477.36			23,664.00			19,623.96

Biophile, Inc.
Balance Sheet
As of February 28, 2002

	Feb 28, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	10,419.63	
Total Checking/Savings	10,419.63	
Accounts Receivable		
Accounts Receivable - Trade	157,813.98	
Total Accounts Receivable	157,813.98	
Other Current Assets		
~~Hamilton-Clarke Industries, Inc~~ *HCI*	~~-4,518.89~~	176,440.34
Inventory	10,000.00	
~~Metabolic Industries~~ *INS Fin*	~~-8,368.91~~	5,000.02
Total Other Current Assets	~~-2,887.80~~	191,440.34
Total Current Assets	~~165,345.81~~	359,673.95
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~258,265.60~~	452,593.74
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	58,066.88	
Total Credit Cards	58,066.88	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Insurance Financing	~~-5,000.00~~	
~~Motorsports HCI~~ *metabolic*	~~-180,959.23~~	8368.91
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-168,048.90~~	26,279.24
Total Current Liabilities	~~-109,982.02~~	84346.12
Long Term Liabilities		
General Unsecured Claims	1,809,684.90	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	1,811,603.48	
Total Liabilities	~~1,701,621.46~~	1,895,949.60
Equity		
Addional Paid-in Capital	31,487,366.00	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	5,063.54	
Net Income	-2,348.71	
Total Equity	-1,443,355.86	
TOTAL LIABILITIES & EQUITY	258,265.60	452,593.74

3:32 PM
01/15/04
Accrual Basis

Biophile, Inc.
Profit & Loss
February 2002

	Feb 02
Ordinary Income/Expense	
Income	
Gross Sales	19,623.96
Total Income	19,623.96
Cost of Goods Sold	
Finally Free Unit	13,657.65
Total COGS	13,657.65
Gross Profit	5,966.31
Expense	
Administrative	35.00
Contract Labor	303.54
Other Expense	2,232.01
Other Selling	28.50
Total Expense	2,599.05
Net Ordinary Income	3,367.26
Other Income/Expense	
Other Expense	
Interest Expense	758.68
Total Other Expense	758.68
Net Other Income	-758.68
Net Income	2,608.58

Biophile, Inc.
Balance Sheet Detail
As of February 28, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
ASSETS								259,341.24
Current Assets								166,421.45
Checking/Savings								10,826.20
Cash Unrestricted								10,826.20
Merchants Bank								9,260.73
Check	2/20/2002	1032	Tom Blake			General Unsec...	-2,014.10	7,246.63
Check	2/20/2002		Steve Vallspar			General Unsec...	-2,000.00	5,246.63
Total Merchants Bank							-4,014.10	5,246.63
River City Bank								1,565.47
Deposit	2/5/2002		Barrett Business Ser...	Health Ins. R...	X	Contract Labor	45.13	1,610.60
Deposit	2/5/2002		QVC, Inc.	Deposit	X	Finally Free Sa...	4,623.96	6,234.56
Check	2/5/2002	2444	FedEx		X	Freight Out	-28.50	6,206.06
Deposit	2/5/2002		Amazon.com	Deposit	X	Accounts Rece...	2,160.00	8,366.06
Deposit	2/5/2002		Amazon.com	Deposit	X	Accounts Rece...	2,160.00	10,526.06
Check	2/6/2002	2445	Skolnick		X	Outside Sales ...	-1,020.34	9,505.72
Check	2/6/2002		United Productions		X	Finally Free Unit	-6,169.40	3,336.32
Check	2/6/2002		River City Bank	Wire Fee	X	Bank Service ...	-35.00	3,301.32
Check	2/8/2002	2447	River City Bank		X	-SPLIT-	-1,575.20	1,726.12
Deposit	2/13/2002		Peterson & Kell	Deposit	X	Hamilton-Clark...	20.00	1,746.12
Deposit	2/13/2002		The Shopping Chan...	Deposit	X	Accounts Rece...	122.96	1,869.08
Deposit	2/13/2002		Alsto Galesburg	Deposit	X	Accounts Rece...	1,793.71	3,662.79
Deposit	2/13/2002		Barrett Business Ser...	Health Ins. R...	X	Contract Labor	45.13	3,707.92
Check	2/15/2002	2448	Skolnick		X	Outside Sales ...	-191.67	3,516.25
Check	2/15/2002	2450	United Productions		X	Finally Free Unit	-1,321.25	2,195.00
Deposit	2/25/2002		Luminescence Catal...	Deposit	X	Accounts Rece...	10,200.00	12,395.00
Check	2/26/2002		United Productions		X	Finally Free Unit	-6,167.00	6,228.00
Check	2/26/2002		Race Systems		X	Motorsports HCI	-35.00	6,193.00
Check	2/27/2002	2451	Skolnick		X	Outside Sales ...	-1,020.00	5,173.00
Total River City Bank							3,607.53	5,173.00
Cash Unrestricted - Other								0.00
Total Cash Unrestricted - Other								0.00
Total Cash Unrestricted							-406.57	10,419.63
Petty Cash								0.00
Total Petty Cash								0.00
Total Checking/Savings							-406.57	10,419.63
Accounts Receivable								159,250.65
Accounts Receivable - Trade								159,250.65
Deposit	2/5/2002		Amazon.com	Deposit		River City Bank	-2,160.00	157,090.65
Deposit	2/5/2002		Amazon.com	Deposit		River City Bank	-2,160.00	154,930.65
Deposit	2/13/2002		The Shopping Chan...	Deposit		River City Bank	-122.96	154,807.69
Deposit	2/13/2002		Alsto Galesburg	Deposit		River City Bank	-1,793.71	153,013.98
General Journal	2/15/2002	38	Alsto Galesburg	Feb 2002 SJ		Finally Free Sa...	1,800.00	154,813.98
General Journal	2/15/2002	39	QVC, Inc.	Feb 2002 SJ		Finally Free Sa...	10,200.00	165,013.98
General Journal	2/15/2002	40	Smart System, Inc.	Feb 2002 SJ		Finally Free Sa...	600.00	165,613.98
General Journal	2/15/2002	41	Luminescence Catal...	Feb 2002 SJ		Finally Free Sa...	2,400.00	168,013.98
Deposit	2/26/2002		Luminescence Catal...	Deposit		River City Bank	-10,200.00	157,813.98
Total Accounts Receivable - Trade							-1,436.67	157,813.98
Total Accounts Receivable							-1,436.67	157,813.98
Other Current Assets								-3,655.40
Hamilton-Clarke Industries, Inc								-4,892.69
Check	2/8/2002	2447	River City Bank			River City Bank	393.80	-4,498.89
Deposit	2/13/2002		Peterson & Kell	Deposit		River City Bank	-20.00	-4,518.89
Total Hamilton-Clarke Industries, Inc							373.80	-4,518.89
Inventory								10,000.00
Total Inventory								10,000.00
Metabolic Industries								-8,762.71
Check	2/8/2002	2447	River City Bank			River City Bank	393.80	-8,368.91
Total Metabolic Industries							393.80	-8,368.91
Total Other Current Assets							767.60	-2,887.80
Total Current Assets							-1,075.64	165,345.81

2:32 PM
01/16/04
Accrual Basis

Biophile, Inc.
Balance Sheet Detail
As of February 28, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Fixed Assets								9,419.79
Computer Equipment								9,419.79
Laptop Computer								9,419.79
Total Laptop Computer								9,419.79
Computer Equipment - Other								0.00
Total Computer Equipment - Other								0.00
Total Computer Equipment								9,419.79
Total Fixed Assets								9,419.79
Other Assets								83,500.00
Claim for overpayment of taxes								83,500.00
Total Claim for overpayment of taxes								83,500.00
Total Other Assets								83,500.00
TOTAL ASSETS							-1,076.64	258,265.60
LIABILITIES & EQUITY								259,341.24
Liabilities								1,755,305.68
Current Liabilities								-110,311.90
Accounts Payable								0.00
Total Accounts Payable								0.00
Credit Cards								57,308.20
Bank of America VISA								57,308.20
Credit Card Charge	2/4/2002		Bank of America			Interest Expense	729.68	58,037.88
Credit Card Charge	2/4/2002		Bank of America	Late Fee		Interest Expense	29.00	58,066.88
Total Bank of America VISA							758.68	58,066.88
Total Credit Cards							758.68	58,066.88
Other Current Liabilities								-167,620.10
Accrued professional fees								3,008.00
Chapter 11 Counsel								3,008.00
Total Chapter 11 Counsel								3,008.00
Accrued professional fees - Other								0.00
Total Accrued professional fees - Other								0.00
Total Accrued professional fees								3,008.00
Boyd Tavernier Note								0.00
Total Boyd Tavernier Note								0.00
Citicorp Vender Finance								0.00
Total Citicorp Vender Finance								0.00
Insurance Financing								-5,000.00
Total Insurance Financing								-5,000.00
Motorsports HCI								-180,530.43
Check	2/8/2002	2447	River City Bank			River City Bank	-393.80	-180,924.23
Check	2/28/2002		Race Systems			River City Bank	-35.00	-180,959.23
Total Motorsports HCI							-428.80	-180,959.23
Notes Payable								14,902.33
Total Notes Payable								14,902.33
Payroll Liabilities								0.00
Total Payroll Liabilities								0.00
Total Other Current Liabilities							-428.80	-168,048.90
Total Current Liabilities							329.88	-109,982.02

2:32 PM
01/16/04
Accrual Basis

Biophile, Inc.
Balance Sheet Detail
As of February 28, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Long Term Liabilities								1,865,617.58
Benil Finance Ltd								0.00
Total Benil Finance Ltd								0.00
Dr. Pichit Savanprakorn								50,000.00
Total Dr. Pichit Savanprakorn								50,000.00
General Unsecured Claims								1,813,699.00
Check	2/20/2002	1032	Tom Blake			Merchants Bank	-2,014.10	1,811,684.90
Check	2/20/2002		Steve Vallspar			Merchants Bank	-2,000.00	1,809,684.90
Total General Unsecured Claims							-4,014.10	1,809,684.90
Jeannine Gurlan								0.00
Total Jeannine Gurlan								0.00
Joseph Rheal Cote								0.00
Total Joseph Rheal Cote								0.00
Merica Corporation								0.00
Total Merica Corporation								0.00
Priority Claims other than taxe								1,918.58
Total Priority Claims other than taxe								1,918.58
Ryan & Co								0.00
Total Ryan & Co								0.00
Suspense								0.00
Total Suspense								0.00
WLK Investments, LLC								0.00
Total WLK Investments, LLC								0.00
Total Long Term Liabilities							-4,014.10	1,861,603.48
Total Liabilities							-3,684.22	1,761,621.46
Equity								-1,495,964.44
Addional Paid-in Capital								31,437,366.00
Total Addional Paid-in Capital								31,437,366.00
Capital Stock								13,329,798.00
Total Capital Stock								13,329,798.00
Opening Bal Equity								-46,263,234.69
Total Opening Bal Equity								-46,263,234.69
Retained Earnings								5,063.54
Total Retained Earnings								5,063.54
Net Income								-4,957.29
Total Net Income							2,608.58	-2,348.71
Total Equity							2,608.58	-1,493,355.86
TOTAL LIABILITIES & EQUITY							-1,075.64	268,265.60

2:32 PM

01/16/04

Accrual Basis

Biophile, Inc.
Profit & Loss Detail
February 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
Deposit	2/5/2002		QVC, Inc.	Deposit		River City Bank	4,623.96	4,623.96
General Journal	2/15/2002	38	Alsio Galesburg	Feb 2002 SJ		Accounts Rece...	1,800.00	6,423.96
General Journal	2/15/2002	39	QVC, Inc.	Feb 2002 SJ		Accounts Rece...	10,200.00	16,623.96
General Journal	2/15/2002	40	Smart System, Inc.	Feb 2002 SJ		Accounts Rece...	600.00	17,223.96
General Journal	2/15/2002	41	Luminescence Catal...	Feb 2002 SJ		Accounts Rece...	2,400.00	19,623.96
Total Finally Free Sales							19,623.96	19,623.96
Total Gross Sales							19,623.96	19,623.96
Total Income							19,623.96	19,623.96
Cost of Goods Sold								
Finally Free Unit								
Check	2/6/2002		United Productions			River City Bank	6,169.40	6,169.40
Check	2/16/2002	2450	United Productions			River City Bank	1,321.25	7,490.65
Check	2/26/2002		United Productions			River City Bank	6,167.00	13,657.65
Total Finally Free Unit							13,657.65	13,657.65
Total COGS							13,657.65	13,657.65
Gross Profit							5,966.31	5,966.31
Expense								
Administrative								
Bank Service Charges								
Check	2/6/2002		River City Bank	Wire Fee		River City Bank	35.00	35.00
Total Bank Service Charges							35.00	35.00
Total Administrative							35.00	35.00
Contract Labor								
Deposit	2/5/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-45.13	-45.13
Check	2/8/2002	2447	River City Bank			River City Bank	393.80	348.67
Deposit	2/13/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-45.13	303.54
Total Contract Labor							303.54	303.54
Other Expense								
Outside Sales Commissions								
Check	2/6/2002	2445	Skolnick			River City Bank	1,020.34	1,020.34
Check	2/15/2002	2448	Skolnick			River City Bank	191.67	1,212.01
Check	2/27/2002	2451	Skolnick			River City Bank	1,020.00	2,232.01
Total Outside Sales Commissions							2,232.01	2,232.01
Total Other Expense							2,232.01	2,232.01
Other Selling								
Freight Out								
Check	2/5/2002	2444	FedEx			River City Bank	28.50	28.50
Total Freight Out							28.50	28.50
Total Other Selling							28.50	28.50
Total Expense							2,599.05	2,599.05
Net Ordinary Income							3,367.26	3,367.26

Biophile, Inc.
Profit & Loss Detail
February 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Other Income/Expense								
Other Expense								
Interest Expense								
Credit Card Charge	2/4/2002		Bank of America			Bank of Ameri...	729.68	729.68
Credit Card Charge	2/4/2002		Bank of America	Late Fee		Bank of Ameri...	29.00	758.68
Total Interest Expense							758.68	758.68
Total Other Expense							758.68	758.68
Net Other Income							-758.68	-758.68
Net Income							2,608.58	2,608.58

HAMILTON-Biophile Companies

General Ledger

For the Period From Feb 1, 2002 to Feb 28, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	2/1/02			Beginning Balance			-116.62
Petty Cash							
	2/28/02			Ending Balance			-116.62
10200	2/1/02			Beginning Balance			1,565.47
River City Acct #28206	2/5/02	R0202	CRJ	Barrett Business Service	45.13		
	2/5/02	R0201	CRJ	QVC, Inc.	4,623.96		
	2/5/02	2444	CDJ	Federal Express Corporation		28.50	
	2/5/02	R0203	CRJ	Amazon.com	2,160.00		
	2/5/02	R0204	CRJ	Amazon.com	2,160.00		
	2/6/02	2445	CDJ	Skolnick Assoc		1,020.34	
	2/6/02	R0211	CDJ	United Productions, Inc.		6,169.40	
	2/6/02	R0212	CDJ	River City Bank		35.00	
	2/8/02	2447	CDJ	River City Bank		1,575.20	
	2/13/02	R0205	CRJ	The Shopping Channel	122.96		
	2/13/02	R0206	CRJ	Alsto Galesburg	1,793.71		
	2/13/02	R0207	CRJ	Barrett Business Service	45.13		
	2/13/02	R0209	CRJ	Peterson & Kell	20.00		
	2/15/02	2448	CDJ	Skolnick Assoc		191.67	
	2/15/02	2450	CDJ	United Productions, Inc.		1,321.25	
	2/26/02	R0208	CRJ	Luminescence Catalog	10,200.00		
	2/26/02	R0210	CDJ	United Productions, Inc.		6,167.00	
	2/26/02	R0213	CDJ	Race Systems		35.00	
	2/27/02	2451	CDJ	Skolnick Assoc	21061.00	1,020.00	
				Current Period Change	21,170.89	17,563.36	3,607.53
	2/28/02			Ending Balance			5,173.00
10250	2/1/02			Beginning Balance			9,260.73
Mechanic's Bank Acct #3	2/20/02	1033	CDJ	Valispar, Steve		2,000.00	
	2/26/02	1032	CDJ	Tom Blake		2,014.10	
				Current Period Change		4,014.10	-4,014.10
	2/28/02			Ending Balance			5,246.63
11000	2/1/02			Beginning Balance			159,250.65
Accounts Receivable	2/5/02	R0203	CRJ	Amazon.com - Invoice: 01-50		2,160.00	
	2/5/02	R0204	CRJ	Amazon.com - Invoice: 01-50		2,160.00	
	2/8/02	02-5058	SJ	Smart System, Inc	600.00		
	2/13/02	02-5054	SJ	QVC, Inc.	10,200.00		
	2/13/02	02-5055	SJ	Alsto Galesburg	600.00		
	2/13/02	R0205	CRJ	The Shopping Channel - Invoi		122.96	
	2/13/02	R0206	CRJ	Alsto Galesburg - Invoice: 01-		1,793.71	
	2/18/02	02-5056	SJ	Luminescence Catalog	2,400.00		
	2/25/02	02-5057	SJ	Alsto Galesburg	1,200.00		
	2/26/02	R0208	CRJ	Luminescence Catalog - Invoi		10,200.00	
				Current Period Change	15,000.00	16,436.67	-1,436.67
	2/28/02			Ending Balance			157,813.98
12150	2/1/02			Beginning Balance			416,920.00
Finished Goods Inventory	2/28/02			Ending Balance			416,920.00
14200	2/1/02			Beginning Balance			114,108.94
Notes Receivable-HCI	2/28/02			Ending Balance			114,108.94
14300	2/1/02			Beginning Balance			-32,470.62
Notes Receivable-Met	2/28/02			Ending Balance			-32,470.62

HAMILTON-Biophile Companies
General Ledger
For the Period From Feb 1, 2002 to Feb 28, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
15100 Equipment	2/1/02			Beginning Balance			2,400.00
	2/28/02			Ending Balance			2,400.00
20000 Accounts Payable	2/1/02			Beginning Balance			-4,014.28
	2/28/02			Ending Balance			-4,014.28
21000 Accounts Payable- Met	2/1/02			Beginning Balance			10,000.00
	2/28/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	2/1/02			Beginning Balance			-55,601.24
	2/28/02			Ending Balance			-55,601.24
23100 Sales Tax Payable	2/1/02			Beginning Balance			-8.98
	2/28/02			Ending Balance			-8.98
24500 Suspense	2/1/02			Beginning Balance			
	2/20/02	1033	CDJ	Valispar, Steve	2,000.00		
				Current Period Change	2,000.00		2,000.00
	2/28/02			Ending Balance			2,000.00
24800 Other Current Liabilities	2/1/02			Beginning Balance			-13,000.00
	2/28/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	2/1/02			Beginning Balance			-437,727.41
	2/26/02	1032	CDJ	Tom Blake	2,014.10		
				Current Period Change	2,014.10		2,014.10
	2/28/02			Ending Balance			-435,713.31
39002 Beginning Balance Equity	2/1/02			Beginning Balance			-1,666,677.12
	2/28/02			Ending Balance			-1,666,677.12
39003 Common Stock	2/1/02			Beginning Balance			-13,329,798.00
	2/28/02			Ending Balance			-13,329,798.00
39004 Paid-in Capital	2/1/02			Beginning Balance			-31,502,346.00
	2/28/02			Ending Balance			-31,502,346.00
39005 Retained Earnings	2/1/02			Beginning Balance			46,319,912.44
	2/28/02			Ending Balance			46,319,912.44
39009 Bank Adjustments Over/U	2/1/02			Beginning Balance			-59.98
	2/28/02			Ending Balance			-59.98

HAMILTON-Biophile Companies
General Ledger
For the Period From Feb 1, 2002 to Feb 28, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID / Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
40000	2/1/02			Beginning Balance			-1,728.00
Sales Finally Free							
	2/28/02			Ending Balance			-1,728.00
40100	2/1/02			Beginning Balance			-21,936.00
Finally Free Wholesale	2/5/02	R0201	CRJ	QVC, Inc. - 28419		4,623.96	
	2/8/02	02-5058	SJ	Smart System, Inc. - Item: F-1		600.00	
	2/13/02	02-5054	SJ	QVC, Inc. - Item: F-140 - Fin		10,200.00	
	2/13/02	02-5055	SJ	Alsto Galesburg - Item: F-140		600.00	
	2/18/02	02-5056	SJ	Luminescence Catalog - Item:		2,400.00	
	2/25/02	02-5057	SJ	Alsto Galesburg - Item: F-140		1,200.00	
				Current Period Change		19,623.96	-19,623.96
	2/28/02			Ending Balance			-41,559.96
40800	2/1/02			Beginning Balance			-38.00
Other Income							
	2/28/02			Ending Balance			-38.00
46000	2/1/02			Beginning Balance			-270.78
Credit On Acct Reimburse	2/5/02	R0202	CRJ	Barrett Business Service - Tri		45.13	
	2/13/02	R0207	CRJ	Barrett Business Service - Tri		45.13	
				Current Period Change		90.26	-90.26
	2/28/02			Ending Balance			-361.04
50500	2/1/02			Beginning Balance			1,474.08
Raw Material Purchases	2/6/02	R0211	CDJ	United Productions, Inc. - Ra	6,169.40		
	2/15/02	2450	CDJ	United Productions, Inc. - Ra	1,321.25		
	2/26/02	R0210	CDJ	United Productions, Inc. - Ra	6,167.00		
				Current Period Change	13,657.65		13,657.65
	2/28/02			Ending Balance			15,131.73
52500	2/1/02			Beginning Balance			
Outside Commission	2/6/02	2445	CDJ	Skolnick Assoc - Outside Co	1,020.34		
	2/15/02	2448	CDJ	Skolnick Assoc - Outside Co	191.67		
	2/27/02	2451	CDJ	Skolnick Assoc - Outside Co	1,020.00		
				Current Period Change	2,232.01		2,232.01
	2/28/02			Ending Balance			2,232.01
57500	2/1/02			Beginning Balance			1,019.42
Cost of Sales-Freight	2/5/02	2444	CDJ	Federal Express Corporation -	28.50		
				Current Period Change	28.50		28.50
	2/28/02			Ending Balance			1,047.92
60200	2/1/02			Beginning Balance			2,870.00
Advertising Expense (Sho							
	2/28/02			Ending Balance			2,870.00
62000	2/1/02			Beginning Balance			50.00
Bank Charges	2/6/02	R0212	CDJ	River City Bank - wire fee	35.00		
	2/8/02	2447	CDJ	River City Bank - Bank Char	1,575.20		
				Current Period Change	1,610.20		1,610.20
	2/28/02			Ending Balance			1,660.20

HAMILTON-Biophile Companies
General Ledger
For the Period From Feb 1, 2002 to Feb 28, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
67000	2/1/02			Beginning Balance			1,599.46
Insurance Expense	2/28/02			Ending Balance			1,599.46
68500	2/1/02			Beginning Balance			3,676.00
Legal and Professional Ex	2/13/02	R0209	CRJ	Peterson & Kell - chair		20.00	
				Current Period Change		20.00	-20.00
	2/28/02			Ending Balance			3,656.00
70000	2/1/02			Beginning Balance			11.79
Maintenance Expense	2/28/02			Ending Balance			11.79
70700	2/1/02			Beginning Balance			
MotorSports	2/26/02	R0213	CDJ	Race Systems - wire fee	35.00		
				Current Period Change	35.00		35.00
	2/28/02			Ending Balance			35.00
71000	2/1/02			Beginning Balance			88.85
Office Expense	2/28/02			Ending Balance			88.85
72100	2/1/02			Beginning Balance			1,575.20
Payroll	2/28/02			Ending Balance			1,575.20
74000	2/1/02			Beginning Balance			13,700.00
Rent or Lease Expense	2/28/02			Ending Balance			13,700.00
75600	2/1/02			Beginning Balance			500.00
Plant Supply Cost	2/28/02			Ending Balance			500.00
76500	2/1/02			Beginning Balance			5,560.00
Travel Expense	2/28/02			Ending Balance			5,560.00
89000	2/1/02			Beginning Balance			250.00
Other Expense	2/28/02			Ending Balance			250.00

(25)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11 (handwritten: 00-20004-A-11)

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED 04 JAN 28 PM 2:55 CLERK U.S. BANKRUPTCY COURT EASTERN DIST OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 3/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	410,746	360,308	
	b. Total Assets	503,666	453,228	132,259
	c. Current Liabilities	78,401	84,346	
	d. Total Liabilities	1,890,005	1,895,949	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	96,366	21,171	2,920,066
	b. Total Disbursements	52,783	21,577	2,866,063
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	43,583	-406	54,003
	d. Cash Balance at Beginning of Month	10,420	10,826	0
	e. Cash Balance End of Month (c+d)	54,003	10,420	54,003

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	8,205	2,609	30,889
5	Account Receivables (Pre and Post Petition)	178,395	159,251	
6	Post-Petition Liabilities	78,401	84,346	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___.
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended March 31, 2002

Actual (Current Month)	Forecast (Current Month)	Variance (Current Month)		Cumulative (Case to Date)	Next Month Forecast
			Revenues:		
28,872			1 Gross Sales	2,515,577	
			2 less:Sales Returns & Allowances		
28,872			3 Net Sales	2,515,577	
8,027			4 less: Cost of Goods Sold (Schedule 'B')	1,658,604	
20,845			5 Gross Profit	856,973	
			6 Interest	0	
5,000			7 Other Income	105,903	
202			8	1,228	
			9	0	
26,047			10 Total Revenues	964,103	
			Expenses:		
			11 Compensation to Owner(s)/Officer(s)	0	
			12 Salaries (accrued & unpaid)	0	
			13 Commissions	0	
(108)			14 Contract Labor	18,832	
			Rent/Lease	0	
			15 Personal Property	5,071	
7,600			16 Real Property	220,533	
			17 Insurance	2,669	
			18 Management Fees	0	
			19 Depreciation	0	
			Taxes:	0	
			20 Employer Payroll Taxes	0	
			21 Real Property Taxes	0	
			22 Other Taxes	1,538	
			23 Other Selling	4,985	
4,328			24 Other Administrative	75,745	
729			25 Interest	6,958	
			26 Other Expenses:	0	
954			27 Outside sales commissions	325,139	
1,000			28 Advertising Expenses	87,888	
			29 Trade Show Expenses	18,032	
			30 Insurance Expenses	29,401	
1,533			31 Telephone & Utilities	46,374	
1,807			32 Misc. Expenses & Adjustments	23,306	
			33	0	
			34	0	
17,842			35 Total Expenses	866,470	
8,205			36 Subtotal	97,633	
			Reorganization Items:		
			37 Professional Fees	67,000	
			38 Provisions for Rejected Executory Contracts	0	
			39 Interest Earned on Accumulated Cash from	0	
			Resulting Chp 11 Case	0	
			40 Gain or (Loss) from Sale of Equipment	0	
			41 U.S. Trustee Quarterly Fees	0	
			42	(256)	
0			43 Total Reorganization Items	66,744	
8,205			44 Net Profit (Loss) Before Federal & State Taxes	30,889	
			45 Federal & State Income Taxes	0	
8,205			46 Net Profet (Loss)	30,889	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 03/31/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		54,003
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		178,395
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		163,349
9	**Total Current Assets**		410,746

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	503,666

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals,familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	14,902
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		58,796
42	Metabolic Industries, Inc.		1,696
43			
44	**Total current Liabilities**		78,401
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,890,005
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,235
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,536,178
55	Cumulative profit/(loss) since filing case		30,889
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		30
59	**Total Equity (Deficit)**		-1,386,339
60	**Total Liabilities and Equity (Deficit)**		$ 503,666

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	29448		
31-60 Days	15,000		
61-90 Days	5,527		
91+ Days	128,420		
Total accounts receivable/payable	178,395		
Allowance for doubtful accounts			
Accounts receivable (net)	178,395		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	7,885
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	7,885

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,899

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendent in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended March 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	28,939	2,388,010
3	Interest Received		0
4	Borrowings	66,723	275,937
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		96,980
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales		30,026
10	Other Income	704	3,474
11			0
			0
12	Total Cash Receipts	$96,366	$2,920,066
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	7,885	$1,336,059
14	Selling	0	357,847
15	Administrative	1,347	93,287
16	Capital Expenditures		0
17	Principal Payments on Debt	10,811	127,250
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	7,600	264,647
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	3,111	98,070
27	Attorney for Debtor and Miscellaneous	18,783	82,089
	Taxes:		-2
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	954	307,142
34	Advertising Costs	1,000	83,553
35	Trade Show Costs	0	19,328
36	Insurance Costs	0	40,768
37	Telephone & Utilities	1,263	47,343
			0
38	Total Cash Disbursements	$52,783	$2,896,063
39	**Net Increase (Decrease) in Cash**	$43,583	$54,003
40	**Cash Balance, Beginning of Period**	$10,420	
41	**Cash Balance, End of Period**	$54,003	$54,003

1:53 PM
01/16/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of March 31, 2002

	Mar 31, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	54,003.13	
Total Checking/Savings	54,003.13	
Accounts Receivable		
Accounts Receivable - Trade	178,395.09	
Total Accounts Receivable	178,395.09	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-20,021.10~~	163,348.71
Inventory	10,000.00	
~~Metabolic Industries~~ INS FIN	~~-1,695.52~~	5,000.00
Total Other Current Assets	~~-11,716.62~~	178,348.71
Total Current Assets	220,681.60	410,746.93
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~313,601.39~~	503,666.72
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Credit Cards		
Bank of America VISA	58,795.88	
Total Credit Cards	58,795.88	
Other Current Liabilities		
Accrued professional fees	3,008.00	
~~Insurance Financing~~	~~-5,000.00~~	
Motorsports HCI metabolic	~~-183,369.81~~	1,695.52
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-170,459.48~~	19,605.85
Total Current Liabilities	~~-111,663.60~~	78,401.73
Long Term Liabilities		
General Unsecured Claims	1,809,684.90	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	1,811,603.48	
Total Liabilities	~~1,699,939.88~~	1,890,005.21
Equity		
Addional Paid-in Capital	31,536,178.00	
Capital Stock	13,329,796.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	5,063.54	
Net Income	5,856.66	
Total Equity	-1,386,338.49	
TOTAL LIABILITIES & EQUITY	~~313,601.39~~	503,666.72

Biophile, Inc.
Profit & Loss Detail
March 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	3/15/2002	45	Luminescence Catal...	Mar 2002 SJ		Accounts Rece...	2,400.00	2,400.00
General Journal	3/15/2002	46	Price Click, Inc.	Mar 2002 SJ		Accounts Rece...	8,424.00	10,824.00
General Journal	3/15/2002	47	QVC, Inc.	Mar 2002 SJ		Accounts Rece...	10,200.00	21,024.00
General Journal	3/20/2002	42	Alsio Galesburg	Mar 2002 SJ		Accounts Rece...	72.00	21,096.00
General Journal	3/20/2002	43	Gaiam, Inc.	Mar 2002 SJ		Accounts Rece...	7,776.00	28,872.00
Total Finally Free Sales							28,872.00	28,872.00
Total Gross Sales							28,872.00	28,872.00
Total Income							28,872.00	28,872.00
Cost of Goods Sold								
Finally Free Unit								
Check	3/7/2002		United Productions			River City Bank	2,324.32	2,324.32
General Journal	3/15/2002	44	Health Care 21	Mar 2002 SJ		Accounts Rece...	-648.00	1,676.32
Check	3/21/2002		United Productions			River City Bank	5,560.25	7,236.57
Total Finally Free Unit							7,236.57	7,236.57
Freight In								
Check	3/20/2002	2454	US Postmaster			River City Bank	290.00	290.00
Total Freight In							290.00	290.00
McClellan Project								
Check	3/22/2002	2456	Bank of America	Ed I's CC		River City Bank	500.00	500.00
Total McClellan Project							500.00	500.00
Total COGS							8,026.57	8,026.57
Gross Profit							20,845.43	20,845.43
Expense								
Administrative								
Bank Service Charges								
Check	3/1/2002		River City Bank			River City Bank	35.00	35.00
Check	3/7/2002		River City Bank	Wire Fee		River City Bank	35.00	70.00
Check	3/14/2002		River City Bank	Wire Fee		River City Bank	12.00	82.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	5.00	87.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	25.00	112.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	10.00	122.00
Check	3/21/2002		River City Bank			River City Bank	35.00	157.00
Total Bank Service Charges							157.00	157.00
Office Supplies								
Check	3/21/2002	2457	The Home Depot			River City Bank	193.65	193.65
Check	3/26/2002	2461	Edlen Electrical			River City Bank	246.00	439.65
Check	3/26/2002	2462	Freeman Decorating			River City Bank	230.00	669.65
Total Office Supplies							669.65	669.65
Total Administrative							826.65	826.65
Contract Labor								
Deposit	3/1/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-98.22	-98.22
Deposit	3/1/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-98.22	-196.44
Deposit	3/15/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-152.90	-349.34
Deposit	3/15/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-152.90	-502.24
Check	3/21/2002	2460	River City Bank			River City Bank	393.80	-108.44
Total Contract Labor							-108.44	-108.44
Other Expense								
Advertising Expense								
Check	3/27/2002	2463	Comstock Publishing			River City Bank	1,000.00	1,000.00
Total Advertising Expense							1,000.00	1,000.00

Biophile, Inc.
Profit & Loss Detail
March 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Miscellanous Expenses								
Check	3/7/2002	2452	Secretary of State, C...			River City Bank	20.00	20.00
Check	3/29/2002	2464	River City Bank			River City Bank	935.60	955.60
Check	3/29/2002	2464	River City Bank			River City Bank	600.00	1,555.60
Check	3/29/2002		Unknown			River City Bank	251.12	1,806.72
Total Miscellanous Expenses							1,806.72	1,806.72
Outside Sales Commissions								
Check	3/21/2002	2458	Skolnick			River City Bank	953.90	953.90
Total Outside Sales Commissions							953.90	953.90
Telephone & Utilities								
Check	3/8/2002	2453	NexTel			River City Bank	1,283.14	1,283.14
Check	3/21/2002	2459	B&M Telephone Ser...			River City Bank	250.00	1,533.14
Total Telephone & Utilities							1,533.14	1,533.14
Other Expense - Other								
Check	3/7/2002		Quality Research - ...	Research Fee		River City Bank	15,000.00	15,000.00
Total Other Expense - Other							15,000.00	15,000.00
Total Other Expense							20,293.76	20,293.76
Rent Expense								
Real Property								
Check	3/19/2002	1034	McClellan Park LLC			Merchants Bank	7,599.64	7,599.64
Total Real Property							7,599.64	7,599.64
Total Rent Expense							7,599.64	7,599.64
Total Expense							28,611.61	28,611.61
Net Ordinary Income							-7,766.18	-7,766.18
Other Income/Expense								
Other Income								
Other Income								
Miscellaneous Income								
Deposit	3/7/2002		Sawanprakorn, Dr. Pi...	Research Fu...		River City Bank	20,000.00	20,000.00
Deposit	3/15/2002		Consolidated Plastic...	Deposit		River City Bank	201.55	20,201.55
Total Miscellaneous Income							20,201.55	20,201.55
Total Other Income							20,201.55	20,201.55
Total Other Income							20,201.55	20,201.55
Other Expense								
Interest Expense								
Credit Card Charge	3/4/2002		Bank of America	Estimated Ex...		Bank of Ameri...	700.00	700.00
Credit Card Charge	3/4/2002		Bank of America	Late Fee		Bank of Ameri...	29.00	729.00
Total Interest Expense							729.00	729.00
Reorganization Items								
Professional Fees								
Check	3/3/2002	2470	Tom's Legal Service	Legal copy se...		River City Bank	501.00	501.00
Check	3/20/2002	2455	Sai-ngarm Sukum			River City Bank	3,000.00	3,501.00
Total Professional Fees							3,501.00	3,501.00
Total Reorganization Items							3,501.00	3,501.00
Total Other Expense							4,230.00	4,230.00
Net Other Income							15,971.55	15,971.55
Net Income							8,205.37	8,205.37

HAMILTON-Biophile Companies

General Ledger

For the Period From Mar 1, 2002 to Mar 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	3/1/02			Beginning Balance			-116.62
Petty Cash							
	3/31/02			Ending Balance			-116.62
10200	3/1/02			Beginning Balance			5,173.00
River City Acct #28206	3/1/02	R0306	CRJ	Barrett Business Service	98.22		
	3/1/02	R0301	CRJ	Barrett Business Service	98.22		
	3/1/02	R0309	CDJ	River City Bank		35.00	
	3/3/02	2470	CDJ	Torri's Legal Service		501.00	
	3/5/02	R0314	CRJ	(1) ~~Unknown~~ Picket For Quality Research	20,000.00		
	3/7/02	R0307	CDJ	United Productions, Inc.		2,324.32	
	3/7/02	2452	CDJ	Secretary of State		20.00	
	3/7/02	R0305W	CDJ	(1) Quality Research		15,000.00	
	3/7/02	R0310	CDJ	River City Bank		35.00	
	3/8/02	2453	CDJ	Nextel		1,283.14	
	3/14/02	R0311	CDJ	River City Bank		12.00	
	3/14/02	R0313	CRJ	Dr. Pichit Savanprakorn	48,812.00		
	3/15/02	R0302	CRJ	Barrett Business Service	152.90		
	3/15/02	R0303	CRJ	Consolidated Plastics Co, Inc	201.55		
	3/15/02	R0316	CRJ	Barrett Business Service	152.90		
	3/20/02	2454	CDJ	U.S. Postal Service		290.00	
	3/20/02	2455	CDJ	Sai-ngarm Sukum		3,000.00	
	3/20/02	R0304	CRJ	Alsto Galesburg	8,938.89		
	3/21/02	R0304W	CDJ	United Productions, Inc.		5,560.25	
	3/21/02	2458	CDJ	Skolnick Assoc		953.90	
	3/21/02	2457	CDJ	Home Depot		193.65	
	3/21/02	2460	CDJ	River City Bank		1,575.20	
	3/21/02	2459	CDJ	B&M Telephone Service		250.00	
	3/21/02	R0312	CDJ	River City Bank		35.00	
	3/22/02	2456	CDJ	Bank of America		500.00	
	3/26/02	2462	CDJ	Freeman Decorating Compan		230.00	
	3/26/02	2461	CDJ	Edlen Electrical		246.00	
	3/27/02	2463	CDJ	Constock Publishing, Inc.		1,000.00	
	3/29/02	2464	CDJ	River City Bank		935.60	
	3/29/02	R0308	CDJ	River City Bank		600.00	
				Current Period Change	78,454.68	34,580.06	43,874.62
	3/31/02			Ending Balance			49,047.62
10250	3/1/02			Beginning Balance			5,246.63
Mechanic's Bank Acct #3	3/1/02	M0301	CRJ	Hamilton-Clarke Industries	17,911.00		
	3/19/02	1034	CDJ	McClellan Park		17,911.00	
	3/21/02	M0302	CDJ	The Mechanics Bank		5.00	
	3/21/02	M0303	CDJ	The Mechanics Bank		25.00	
	3/21/02	M0304	CDJ	The Mechanics Bank		10.00	
				Current Period Change	17,911.00	17,951.00	-40.00
	3/31/02			Ending Balance			5,206.63
11000	3/1/02			Beginning Balance			157,813.98
Accounts Receivable	3/13/02	02-5063	SJ	Gaiam, Inc	3,240.00		
	3/13/02	02-5064	SJ	Health Care 21	648.00		
	3/15/02	02-5067	SJ	QVC, Inc.	10,200.00		
	3/18/02	02-5061	SJ	Alsto Galesburg	72.00		
	3/18/02	02-5062	SJ	Luminescence Catalog	2,400.00		
	3/20/02	R0304	CRJ	Alsto Galesburg - Invoice: 01-		8,938.89	
	3/21/02	02-5065	SJ	Gaiam, Inc	4,536.00		
	3/26/02	02-5066	SJ	Remington Products Co., LLC	8,424.00		
				Current Period Change	29,520.00	8,938.89	20,581.11
	3/31/02			Ending Balance			178,395.09
11100	3/1/02			Beginning Balance			
AR from Metabolic	3/21/02	2457	CDJ	Home Depot - Rex (for Metab	193.65		

HAMILTON-Biophile Companies
General Ledger
For the Period From Mar 1, 2002 to Mar 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
				Current Period Change	193.65		193.65
	3/31/02			Ending Balance			193.65
12150 Finished Goods Inventory	3/1/02			Beginning Balance			416,920.00
	3/31/02			Ending Balance			416,920.00
14200 Notes Receivable-HCI	3/1/02			Beginning Balance			114,108.94
	3/31/02			Ending Balance			114,108.94
14300 Notes Receivable-Met	3/1/02			Beginning Balance			-32,470.62
	3/31/02			Ending Balance			-32,470.62
15100 Equipment	3/1/02			Beginning Balance			2,400.00
	3/31/02			Ending Balance			2,400.00
20000 Accounts Payable	3/1/02			Beginning Balance			-4,014.28
	3/27/02	2463	CDJ	Comstock Publishing, Inc. - In	1,000.00		
				Current Period Change	1,000.00		1,000.00
	3/31/02			Ending Balance			-3,014.28
21000 Accounts Payable- Met	3/1/02			Beginning Balance			10,000.00
	3/31/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	3/1/02			Beginning Balance			-55,601.24
	3/1/02	M0301	CRJ	Hamilton-Clarke Industries		17,911.00	
				Current Period Change		17,911.00	-17,911.00
	3/31/02			Ending Balance			-73,512.24
23100 Sales Tax Payable	3/1/02			Beginning Balance			-8.98
	3/31/02			Ending Balance			-8.98
24500 Suspense	3/1/02			Beginning Balance			2,000.00
	3/5/02	R0314	CRJ	Unknown		20,000.00	
				Current Period Change		20,000.00	-20,000.00
	3/31/02			Ending Balance			-18,000.00
24800 Other Current Liabilities	3/1/02			Beginning Balance			-13,000.00
	3/31/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	3/1/02			Beginning Balance			-435,713.31
	3/31/02			Ending Balance			-435,713.31
39002 Beginning Balance Equity	3/1/02			Beginning Balance			-1,666,677.12

HAMILTON-Biophile Companies
General Ledger
For the Period From Mar 1, 2002 to Mar 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	3/31/02			Ending Balance			-1,666,677.12
39003	3/1/02			Beginning Balance			-13,329,798.00
Common Stock	3/31/02			Ending Balance			-13,329,798.00
39004	3/1/02			Beginning Balance			-31,502,346.00
Paid-in Capital	3/14/02	R0313	CRJ	Dr. Pichit Savanprakorn		48,812.00	
				Current Period Change		48,812.00	-48,812.00
	3/31/02			Ending Balance			-31,551,158.00
39005	3/1/02			Beginning Balance			46,319,912.44
Retained Earnings	3/31/02			Ending Balance			46,319,912.44
39009	3/1/02			Beginning Balance			-59.98
Bank Adustments Over/U	3/31/02			Ending Balance			-59.98
40000	3/1/02			Beginning Balance			-1,728.00
Sales Finally Free	3/18/02	02-5061	SJ	Alsto Galesburg - Item: TP-12		72.00	
				Current Period Change		72.00	-72.00
	3/31/02			Ending Balance			-1,800.00
40100	3/1/02			Beginning Balance			-41,559.96
Finally Free Wholesale	3/13/02	02-5063	SJ	Gaiam, Inc - Item: F-140 - Fin		3,240.00	
	3/13/02	02-5064	SJ	Health Care 21 - Item: F-140 -		648.00	
	3/15/02	02-5067	SJ	QVC, Inc. - Item: F-140 - Fin		10,200.00	
	3/18/02	02-5062	SJ	Luminescence Catalog - Item:		2,400.00	
	3/21/02	02-5065	SJ	Gaiam, Inc - Item: F-140 - Fin		4,536.00	
	3/26/02	02-5066	SJ	Remington Products Co., LLC		8,424.00	
				Current Period Change		29,448.00	-29,448.00
	3/31/02			Ending Balance			-71,007.96
40800	3/1/02			Beginning Balance			-38.00
Other Income	3/31/02			Ending Balance			-38.00
46000	3/1/02			Beginning Balance			-361.04
Credit On Acct Reimburse	3/1/02	R0306	CRJ	Barrett Business Service - Tri		98.22	
	3/1/02	R0301	CRJ	Barrett Business Service - Tri		98.22	
	3/15/02	R0302	CRJ	Barrett Business Service		152.90	
	3/15/02	R0303	CRJ	Consolidated Plastics Co, Inc		201.55	
	3/15/02	R0316	CRJ	Barrett Business Service		152.90	
				Current Period Change		703.79	-703.79
	3/31/02			Ending Balance			-1,064.83
50500	3/1/02			Beginning Balance			15,131.73
Raw Material Purchases	3/7/02	R0307	CDJ	United Productions, Inc. - Ra	2,324.32		
	3/21/02	R0304W	CDJ	United Productions, Inc.	5,560.25		
				Current Period Change	7,884.57		7,884.57
	3/31/02			Ending Balance			23,016.30

HAMILTON-Biophile Companies
General Ledger
For the Period From Mar 1, 2002 to Mar 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
52500	3/1/02			Beginning Balance			2,232.01
Outside Commission	3/21/02	2458	CDJ	Skolnick Assoc - Alsto's	953.90		
				Current Period Change	953.90		953.90
	3/31/02			Ending Balance			3,185.91
57500	3/1/02			Beginning Balance			1,047.92
Cost of Sales-Freight	3/31/02			Ending Balance			1,047.92
60200	3/1/02			Beginning Balance			2,870.00
Advertising Expense (Sho	3/26/02	2462	CDJ	Freeman Decorating Compan	230.00		
	3/26/02	2461	CDJ	Edlen Electrical - S.F. show	246.00		
				Current Period Change	476.00		476.00
	3/31/02			Ending Balance			3,346.00
62000	3/1/02			Beginning Balance			1,660.20
Bank Charges	3/1/02	R0309	CDJ	River City Bank - wire fee	35.00		
	3/7/02	R0310	CDJ	River City Bank - wire fee	35.00		
	3/14/02	R0311	CDJ	River City Bank - wire fee	12.00		
	3/21/02	2460	CDJ	River City Bank - payroll	1,575.20		
	3/21/02	R0312	CDJ	River City Bank - wire fee	35.00		
	3/21/02	M0302	CDJ	The Mechanics Bank	5.00		
	3/21/02	M0303	CDJ	The Mechanics Bank - NSF	25.00		
	3/21/02	M0304	CDJ	The Mechanics Bank	10.00		
	3/29/02	2464	CDJ	River City Bank	935.60		
	3/29/02	R0308	CDJ	River City Bank	600.00		
				Current Period Change	3,267.80		3,267.80
	3/31/02			Ending Balance			4,928.00
67000	3/1/02			Beginning Balance			1,599.46
Insurance Expense	3/31/02			Ending Balance			1,599.46
68500	3/1/02			Beginning Balance			3,656.00
Legal and Professional Ex	3/3/02	2470	CDJ	Torri's Legal Service - inv# 8	501.00		
	3/20/02	2455	CDJ	Sai-ngann Sukum - Lawyers f	3,000.00		
				Current Period Change	3,501.00		3,501.00
	3/31/02			Ending Balance			7,157.00
69000	3/1/02			Beginning Balance			
Licenses Expense	3/7/02	2452	CDJ	Secretary of State - Foreign C	20.00		
				Current Period Change	20.00		20.00
	3/31/02			Ending Balance			20.00
70000	3/1/02			Beginning Balance			11.79
Maintenance Expense	3/31/02			Ending Balance			11.79
70700	3/1/02			Beginning Balance			35.00
MotorSports	3/31/02			Ending Balance			35.00
71000	3/1/02			Beginning Balance			88.85
Office Expense	3/22/02	2456	CDJ	Bank of America - Ed's CC	500.00		

HAMILTON-Biophile Companies
General Ledger
For the Period From Mar 1, 2002 to Mar 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
				Current Period Change	500.00		500.00
	3/31/02			Ending Balance			588.85
72100 Payroll	3/1/02			Beginning Balance			1,575.20
	3/31/02			Ending Balance			1,575.20
73500 Postage Expense	3/1/02			Beginning Balance			
	3/20/02	2454	CDJ	U.S. Postal Service - Postal C	290.00		
				Current Period Change	290.00		290.00
	3/31/02			Ending Balance			290.00
74000 Rent or Lease Expense	3/1/02			Beginning Balance			13,700.00
	3/19/02	1034	CDJ	McClellan Park	17,911.00		
				Current Period Change	17,911.00		17,911.00
	3/31/02			Ending Balance			31,611.00
75600 Plant Supply Cost	3/1/02			Beginning Balance			500.00
	3/31/02			Ending Balance			500.00
76000 Telephone Expense	3/1/02			Beginning Balance			
	3/8/02	2453	CDJ	Nextel - conf# 1015628606	1,283.14		
	3/21/02	2459	CDJ	B&M Telephone Service - ph	250.00		
				Current Period Change	1,533.14		1,533.14
	3/31/02			Ending Balance			1,533.14
76500 Travel Expense	3/1/02			Beginning Balance			5,560.00
	3/31/02			Ending Balance			5,560.00
89000 Other Expense	3/1/02			Beginning Balance			250.00
	3/7/02	R0305W	CDJ	Quality Research	15,000.00		
				Current Period Change	15,000.00		15,000.00
	3/31/02			Ending Balance			15,250.00

Month/ Year	Expense	Ham-Clarke Paid Amounts	Biophile Paid Amounts	Metabolic Paid Amounts	Bionica Paid Amounts	Hamilton-Clarke	HCI Motorsports	Ham-Biophile	Metabolic Industries	Hamilton-May	Total
Aug-00	Rent - Roseville Road		12,078.99			1,358.89	1,360.09	5,125.12	4,234.89	0.00	12,078.99
Sep-00	Rent - Roseville Road		12,078.99			1,358.89	1,360.09	5,125.12	4,234.89	0.00	12,078.99
Oct-00	Rent - Roseville Road		12,085.49			1,359.62	1,360.83	5,127.87	4,237.17	0.00	12,085.49
Nov-00	Rent - Roseville Road		12,405.29			1,395.60	1,396.84	5,263.56	4,349.29	0.00	12,405.29
Dec-00	Rent - Roseville Road		12,398.79			1,394.86	1,396.10	5,260.81	4,347.02	0.00	12,398.79
Jan-01	Rent - Roseville Road		12,097.89			1,361.01	1,362.22	5,133.13	4,241.52	0.00	12,097.89
Feb-01	Rent - Roseville Road		12,097.89			1,361.01	1,362.22	5,133.13	4,241.52	0.00	12,097.89
Mar-01	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Apr-01	Rent - Roseville Road		12,298.49			1,383.58	1,384.81	5,218.25	4,311.85	0.00	12,298.49
May-01	Rent - Roseville Road		12,298.49			1,383.58	1,384.81	5,218.25	4,311.85	0.00	12,298.49
Jun-01	Rent - Roseville Road		11,298.49			1,271.08	1,272.21	4,793.95	3,961.25	0.00	11,298.49
Jul-01	Rent - Roseville Road		11,298.49			1,271.08	1,272.21	4,793.95	3,961.25	0.00	11,298.49
Aug-01	Rent - Roseville Road		11,298.49	0.00 *		1,271.08	1,272.21	4,793.95	3,961.25	0.00	11,298.49
Sep-01	Rent - Roseville Road		11,298.49			1,271.08	1,272.21	4,793.95	3,961.25	0.00	11,298.49
Oct-01	Rent - Roseville Road		10,548.49			1,186.71	1,187.76	4,475.72	3,698.30	0.00	10,548.49
Nov-01	Rent - Roseville Road		10,548.49			1,186.71	1,187.76	4,475.72	3,698.30	0.00	10,548.49
Dec-01	Rent - McClellan			6,000.00		675.00	675.60	2,545.80	2,103.60	0.00	6,000.00
Jan-02	Rent - McClellan		13,700.00			1,541.25	1,542.62	5,812.91	4,803.22	0.00	13,700.00
Feb-02	Rent - McClellan		0.00	6,740.00		758.25	758.92	2,859.78	2,363.04	0.00	6,740.00
Mar-02	Rent - McClellan		17,911.00			2,014.99	2,016.78	7,599.64	6,279.60	0.00	17,911.00
Apr-02	Rent - McClellan		0.00			0.00	0.00	0.00	0.00	0.00	0.00
May-02	Rent - McClellan		0.00			0.00	0.00	0.00	0.00	0.00	0.00
Jun-02	Rent - McClellan		0.00	6,740.00		758.25	758.92	2,859.78	2,363.04	0.00	6,740.00
Jul-02	Rent - McClellan		0.00	6,740.00		758.25	758.92	2,859.78	2,363.04	0.00	6,740.00
Aug-02	Rent - McClellan		6,760.00			760.50	761.18	2,868.27	2,370.06	0.00	6,760.00
Sep-02	Rent - McClellan		6,760.00			674.65	674.65	2,526.89	1,863.06	1,020.76	6,760.00
Oct-02	Rent - McClellan		6,760.00			674.65	674.65	2,526.89	1,863.06	1,020.76	6,760.00
Nov-02	Rent - McClellan		6,760.00			674.65	674.65	2,526.89	1,863.06	1,020.76	6,760.00
Dec-02	Rent - McClellan	1,690.00	3,380.00	1,690.00		674.65	674.65	2,526.89	1,863.06	1,020.76	6,760.00
Jan-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Feb-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Mar-03	Rent - McClellan		13,520.00			1,349.30	1,349.30	5,053.78	3,726.11	2,041.52	13,520.00
Apr-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00

Month/ Year	Expense	Ham-Clarke Paid Amounts	Biophile Paid Amounts	Metabolic Paid Amounts	Bionica Paid Amounts	Hamilton-Clarke	HCI Motorsports	Ham-Biophile	Metabolic Industries	Hamilton-May	Total
May-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Jun-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Jul-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Aug-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
Sep-03	Rent - McClellan				31,000.00	3,093.80	3,093.80	11,587.80	8,543.60	4,681.00	31,000.00
Oct-03	Rent - McClellan			a 4,200.00		419.16	419.16	1,569.96	1,157.52	634.20	4,200.00
Nov-03	Rent - McClellan			a 2,800.00		279.44	279.44	1,046.64	771.88	422.80	2,800.00
Dec-03	Rent - McClellan					0.00	0.00	0.00	0.00	0.00	0.00
		1,690.00	325,443.79	34,910.00	31,000.00	43,219.71	43,251.16	162,801.20	131,909.15	11,862.56	393,043.79

a Reduction in deposit applied to rent

Month/ Year	Expense	Ham-Clarke Paid Amounts	Biophile Paid Amounts	Metabolic Paid Amounts	Bionica Paid Amounts	Hamilton-Clarke	HCI Motorsports	Ham-Biophile	Metabolic Industries	Hamilton-May	Total
Dec-97	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jan-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Feb-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Mar-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Apr-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
May-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jun-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jul-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Aug-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Sep-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Oct-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Nov-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Dec-98	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jan-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Feb-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Mar-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Apr-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
May-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jun-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jul-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Aug-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Sep-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Oct-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Nov-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Dec-99	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Jan-00	Rent - Roseville Road					0.00	0.00	0.00	0.00	0.00	0.00
Feb-00	Rent - Roseville Road		12,172.79			1,369.44	1,370.66	5,164.91	4,267.78	0.00	12,172.79
Mar-00	Rent - Roseville Road		12,072.49			1,358.16	1,359.36	5,122.36	4,232.61	0.00	12,072.49
Apr-00	Rent - Roseville Road		13,285.79			1,494.65	1,495.98	5,637.16	4,658.00	0.00	13,285.79
May-00	Rent - Roseville Road		12,072.49			1,358.16	1,359.36	5,122.36	4,232.61	0.00	12,072.49
Jun-00	Rent - Roseville Road		12,072.49			1,358.16	1,359.36	5,122.36	4,232.61	0.00	12,072.49
Jul-00	Rent - Roseville Road		12,085.49			1,359.62	1,360.63	5,127.87	4,237.17	0.00	12,085.49

	Dec 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002
Aisto	108.00			108.00			108.00		108.00	0.00
	1,800.00			1,800.00		1,793.71	6.29		6.29	0.00
	816.00			816.00			816.00		816.00	0.00
	0.00	780.00		780.00			780.00		220.60	559.40
	0.00	3,504.00		3,504.00			3,504.00		3,504.00	0.00
	0.00	72.00		72.00			72.00		72.00	0.00
							0.00	72.00	72.00	0.00
	0.00	648.00		648.00			648.00			648.00
	0.00	4,140.00		4,140.00			4,140.00		4,140.00	0.00
	0.00			0.00	600.00		600.00			600.00
	0.00			0.00	1,200.00		1,200.00			1,200.00
Amazon	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	1,188.00			1,188.00		2,160.00	-972.00			-972.00
	972.00			972.00			972.00			972.00
	2,160.00			2,160.00		2,160.00	0.00			0.00
	0.00			0.00			0.00			0.00
Galm	3,240.00			3,240.00			3,240.00			3,240.00
	3,888.00			3,888.00			3,888.00			3,888.00
	0.00	4,320.00		4,320.00			4,320.00			4,320.00
	0.00			0.00			0.00	3,240.00		3,240.00
	0.00			0.00			0.00	4,536.00		4,536.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Dec 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002
Healthcare 21	468.00		468.00	0.00			0.00	648.00		648.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00	10,200.00		10,200.00		10,200.00	0.00	2,400.00		2,400.00
	0.00			0.00	2,400.00		2,400.00			2,400.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00			0.00			0.00	8,424.00		8,424.00
	7,776.00			7,776.00			7,776.00			7,776.00
	2,592.00			2,592.00			2,592.00			2,592.00
	-761.89			-761.89			-761.89			-761.89
	0.00			0.00			0.00			0.00
SMART	0.00			0.00	600.00		600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25

	Dec 2001	Increase	Decrease	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002
	216.00			216.00		122.96	93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	0.00			0.00	10,200.00		10,200.00			10,200.00
	0.00			0.00			0.00	10,200.00		10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	136,054.65	23,664.00	468.00	159,250.65	15,000.00	16,436.67	157,813.98	29,520.00	8,938.89	178,395.09
Revenue Per PeachTree	-8,477.36			23,664.00			19,623.96			29,520.00

6:53 PM

01/16/04

Accrual Basis

Biophile, Inc.
Profit & Loss Detail
March 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	3/15/2002	45	Luminescence Catal...	Mar 2002 SJ		Accounts Rece...	2,400.00	2,400.00
General Journal	3/15/2002	46	Price Click, Inc.	Mar 2002 SJ		Accounts Rece...	8,424.00	10,824.00
General Journal	3/15/2002	47	QVC, Inc.	Mar 2002 SJ		Accounts Rece...	10,200.00	21,024.00
General Journal	3/20/2002	42	Aisto Galesburg	Mar 2002 SJ		Accounts Rece...	72.00	21,096.00
General Journal	3/20/2002	43	Gaiam, Inc.	Mar 2002 SJ		Accounts Rece...	7,776.00	28,872.00
Total Finally Free Sales							28,872.00	28,872.00
Total Gross Sales							28,872.00	28,872.00
Total Income							28,872.00	28,872.00
Cost of Goods Sold								
Finally Free Unit								
Check	3/7/2002		United Productions			River City Bank	2,324.32	2,324.32
General Journal	3/15/2002	44	Health Care 21	Mar 2002 SJ		Accounts Rece...	-648.00	1,676.32
Check	3/21/2002		United Productions			River City Bank	5,560.25	7,236.57
Total Finally Free Unit							7,236.57	7,236.57
Freight In								
Check	3/20/2002	2454	US Postmaster			River City Bank	290.00	290.00
Total Freight In							290.00	290.00
McClellan Project								
Check	3/22/2002	2456	Bank of America	Ed I's CC		River City Bank	500.00	500.00
Total McClellan Project							500.00	500.00
Total COGS							8,026.57	8,026.57
Gross Profit							20,845.43	20,845.43
Expense								
Administrative								
Bank Service Charges								
Check	3/1/2002		River City Bank			River City Bank	35.00	35.00
Check	3/7/2002		River City Bank	Wire Fee		River City Bank	35.00	70.00
Check	3/14/2002		River City Bank	Wire Fee		River City Bank	12.00	82.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	5.00	87.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	25.00	112.00
Check	3/19/2002		Mechanics Bank			Merchants Bank	10.00	122.00
Check	3/21/2002		River City Bank			River City Bank	35.00	157.00
Total Bank Service Charges							157.00	157.00
Office Supplies								
Check	3/21/2002	2457	The Home Depot			River City Bank	193.65	193.65
Check	3/26/2002	2461	Edlen Electrical			River City Bank	246.00	439.65
Check	3/26/2002	2462	Freeman Decorating			River City Bank	230.00	669.65
Total Office Supplies							669.65	669.65
Total Administrative							826.65	826.65
Contract Labor								
Deposit	3/1/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-98.22	-98.22
Deposit	3/1/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-98.22	-196.44
Deposit	3/15/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-152.90	-349.34
Deposit	3/15/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-152.90	-502.24
Check	3/21/2002	2460	River City Bank			River City Bank	393.80	-108.44
Total Contract Labor							-108.44	-108.44
Other Expense								
Advertising Expense								
Check	3/27/2002	2463	Comstock Publishing			River City Bank	1,000.00	1,000.00
Total Advertising Expense							1,000.00	1,000.00
Miscellanous Expenses								
Check	3/7/2002	2452	Secretary of State, C...			River City Bank	20.00	20.00
Total Miscellanous Expenses							20.00	20.00

Biophile, Inc.
Profit & Loss Detail
March 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Outside Sales Commissions								
Check	3/21/2002	2458	Skolnick			River City Bank	953.90	953.90
Total Outside Sales Commissions							953.90	953.90
Telephone & Utilities								
Check	3/8/2002	2453	NexTel			River City Bank	1,283.14	1,283.14
Check	3/21/2002	2459	B&M Telephone Ser...			River City Bank	250.00	1,533.14
Total Telephone & Utilities							1,533.14	1,533.14
Other Expense - Other								
Check	3/7/2002		Quality Research - ...	Research Fee		River City Bank	15,000.00	15,000.00
Total Other Expense - Other							15,000.00	15,000.00
Total Other Expense							18,507.04	18,507.04
Rent Expense								
Real Property								
Check	3/19/2002	1034	McClellan Park LLC			Merchants Bank	7,599.64	7,599.64
Total Real Property							7,599.64	7,599.64
Total Rent Expense							7,599.64	7,599.64
Total Expense							26,824.89	26,824.89
Net Ordinary Income							-5,979.46	-5,979.46
Other Income/Expense								
Other Income								
Other Income								
Miscellaneous Income								
Deposit	3/7/2002		Savanprakorn, Dr. Pi...	Research Fe...		River City Bank	20,000.00	20,000.00
Deposit	3/15/2002		Consolidated Plastic...	Deposit		River City Bank	201.55	20,201.55
Total Miscellaneous Income							20,201.55	20,201.55
Total Other Income							20,201.55	20,201.55
Total Other Income							20,201.55	20,201.55
Other Expense								
Interest Expense								
Credit Card Charge	3/4/2002		Bank of America	Estimated Ex...		Bank of Ameri...	700.00	700.00
Credit Card Charge	3/4/2002		Bank of America	Late Fee		Bank of Ameri...	29.00	729.00
Total Interest Expense							729.00	729.00
Reorganization Items								
Professional Fees								
Check	3/3/2002	2470	Tom's Legal Service	Legal copy se...		River City Bank	501.00	501.00
Check	3/20/2002	2455	Sai-ngarm Sukum			River City Bank	3,000.00	3,501.00
Total Professional Fees							3,501.00	3,501.00
Total Reorganization Items							3,501.00	3,501.00
Total Other Expense							4,230.00	4,230.00
Net Other Income							15,971.55	15,971.55
Net Income							9,992.09	9,992.09

Biophile, Inc.
Balance Sheet
As of March 31, 2002

	Mar 31, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	54,003.13
Total Checking/Savings	54,003.13
Accounts Receivable	
Accounts Receivable - Trade	176,395.09
Total Accounts Receivable	176,395.09
Other Current Assets	
Hamilton-Clarke Industries, Inc	-20,021.10
Inventory	10,000.00
Metabolic Industries	-1,695.52
Total Other Current Assets	-11,716.62
Total Current Assets	220,681.60
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for overpayment of taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**313,601.39**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Credit Cards	
Bank of America VISA	58,795.88
Total Credit Cards	58,795.88
Other Current Liabilities	
Accrued professional fees	3,008.00
Insurance Financing	-5,000.00
Motorsports HCI	-183,369.81
Notes Payable	14,902.33
Total Other Current Liabilities	-170,459.48
Total Current Liabilities	-111,663.60
Long Term Liabilities	
General Unsecured Claims	1,809,684.90
Priority Claims other than taxe	1,918.58
Suspense	-1,786.72
Total Long Term Liabilities	1,809,816.76
Total Liabilities	1,698,153.16
Equity	
Addional Paid-in Capital	31,536,178.00
Capital Stock	13,329,798.00
Opening Bal Equity	-46,263,234.69
Retained Earnings	5,063.54
Net Income	7,643.38
Total Equity	-1,384,551.77
TOTAL LIABILITIES & EQUITY	**313,601.39**

(24)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11 (handwritten: 00-20004-A-11)

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 22 PM 2:56
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 4/30/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	380,491	360,308	
	b. Total Assets	473,411	453,228	132,259
	c. Current Liabilities	80,925	84,346	
	d. Total Liabilities	1,892,528	1,895,949	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	12,245	21,171	3,028,676
	b. Total Disbursements	57,447	21,577	2,976,289
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(45,202)	-406	52,387
	d. Cash Balance at Beginning of Month	54,003	10,826	0
	e. Cash Balance End of Month (c+d)	8,801	10,420	52,387

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(32,780)	2,609	-1,911
5	Account Receivables (Pre and Post Petition)	189,829	159,251	
6	Post-Petition Liabilities	80,925	84,346	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: .
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan. 21, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended April 30, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
19,484			1	Gross Sales	2,535,041	
			2	less:Sales Returns & Allowances		
19,484			3	Net Sales	2,535,041	
8,410			4	less: Cost of Goods Sold (Schedule 'B')	1,667,014	
11,054			5	Gross Profit	868,027	
			6	Interest	0	
3,194			7	Other Income	109,097	
172			8		1,399	
251			9		251	
14,671			10	**Total Revenues**	978,774	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
11,144			14	Contract Labor	29,976	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	220,533	
2,896			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
6,833			24	Other Administrative	82,598	
			25	Interest	6,958	
			26	Other Expenses:	0	
3,736			27	Outside sales commissions	328,874	
3,856			28	Advertising Expenses	91,744	
11,746			29	Trade Show Expenses	29,778	
			30	Insurance Expenses	29,401	
7,440			31	Telephone & Utilities	53,814	
			32	Misc. Expenses & Adjustments	23,306	
			33		0	
			34		0	
47,451			35	**Total Expenses**	913,941	
(32,780)			36	**Subtotal**	64,833	
				Reorganization Items:		
			37	Professional Fees	67,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	66,744	
(32,780)			44	**Net Profit (Loss) Before Federal & State Taxes**	(1,911)	
			45	Federal & State Income Taxes	0	
(32,780)			46	**Net Profit (Loss)**	(1,911)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 04/30/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		8,801
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		189,829
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		166,861
9	**Total Current Assets**		380,491

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	473,411

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Current Liabilities

		From Schedules	Market Value
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		14,902
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,118
42	Metabolic Industries, Inc.		2,041
43			
44	**Total current Liabilities**		80,925
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,892,528
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,235
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,536,178
55	Cumulative profit/(loss) since filing case		-1,911
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		52
59	**Total Equity (Deficit)**		-1,419,118
60	**Total Liabilities and Equity (Deficit)**		$ 473,411

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	19272		
31-60 Days	29448		
61-90 Days	16,733		
91+ Days	124,376		
Total accounts receivable/payable	189,829		
Allowance for doubtful accounts			
Accounts receivable (net)	189,829		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	8,410
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	8,410

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended April 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	11,224	2,399,234
3	Interest Received		0
4	Borrowings	345	276,282
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		99,980
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		14,946
9	Miscellaneous Sales		30,026
10	Other Income	676	4,150
11			0
			0
12	Total Cash Receipts	$12,245	$2,932,311
			0
			0
	Cash Disbursements		0
			0
13	Payments for Inventory	6,410	$1,344,458
14	Selling	0	357,847
15	Administrative	7,177	100,463
16	Capital Expenditures		0
17	Principal Payments on Debt	3,330	130,591
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	0	264,647
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	8,648	106,718
27	Attorney for Debtor and Miscellaneous	(252)	81,819
	Taxes:		-4
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	6,735	313,877
34	Advertising Costs		83,663
35	Trade Show Costs	13,263	32,591
36	Insurance Costs	2,696	43,464
37	Telephone & Utilities	7,440	54,783
			0
38	Total Cash Disbursements	$57,447	$2,923,510
39	**Net Increase (Decrease) in Cash**	($45,202)	$8,801
40	**Cash Balance, Beginning of Period**	$54,003	
41	**Cash Balance, End of Period**	$8,801	$8,801

HAMILTON-Biophile Companies
Account Reconciliation
As of Apr 30, 2002
10200 - River City Acct #28206
Bank Statement Date: April 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				49,047.62
Add: Cash Receipts				12,244.85
Less: Cash Disbursements				<57,698.46>
Add <Less> Other				
Ending GL Balance				3,594.01
Ending Bank Balance				13,162.68
Add back deposits in transit	Mar 1, 2002	3/26/02	251.12	
Total deposits in transit				251.12
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Feb 6, 2002	2446		
	Feb 15, 2002	2449		
	Mar 7, 2002	2452	<20.00>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 17, 2002	2486	<1,200.00>	
	Apr 19, 2002	2493	<1,000.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Apr 25, 2002	2496	<193.44>	
	Apr 25, 2002	2498	<485.78>	
	Apr 25, 2002	2499	<180.99>	
	Apr 29, 2002	2500	<1,278.45>	
	Apr 29, 2002	2501	<1,678.00>	
Total outstanding checks				<9,819.79>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				3,594.01

HAMILTON-Biophile Companies
Account Reconciliation
As of Apr 30, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: April 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				5,206.63
Ending Bank Balance				6,226.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,206.63

2:22 PM
01/16/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of April 30, 2002

	Apr 30, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	8,800.64	
Total Checking/Savings	8,800.64	
Accounts Receivable		
Accounts Receivable - Trade	189,629.23	
Total Accounts Receivable	189,629.23	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~48,021.10~~	166,860.59
Inventory	10,000.00	
~~Metabolic Industries~~ INS	~~2,040.72~~	5000.00
Total Other Current Assets	~~-11,061.82~~	181,860.59
Total Current Assets	~~187,568.05~~	380,490.46
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~280,487.84~~	473410.25
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable	3,856.38	
Total Accounts Payable	3,856.38	
Credit Cards		
Bank of America VISA	57,117.88	
Total Credit Cards	57,117.88	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Insurance Financing	~~-5,000.00~~	
~~Motorsports HCI~~ metabolics	~~-185,881.69~~	2040.72
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-172,971.36~~	19,951.05
Total Current Liabilities	~~-111,997.10~~	80,925.31
Long Term Liabilities		
General Unsecured Claims	1,809,684.90	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	1,811,603.48	
Total Liabilities	~~1,699,606.38~~	1,892,528.79
Equity		
Addional Paid-in Capital	31,536,176.00	
Capital Stock	13,329,796.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	5,063.54	
Net Income	-26,923.39	
Total Equity	-1,419,118.54	
TOTAL LIABILITIES & EQUITY	280,487.84	473,410.25

11:56 AM

01/16/04

Accrual Basis

Biophile, Inc.
Profit & Loss Detail
April 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	4/8/2002	49	Alsto Galesburg	Apr 2002 SJ		Accounts Rece...	6,984.00	6,984.00
General Journal	4/8/2002	50	Silvo Home Products	Apr 2002 SJ		Accounts Rece...	3,600.00	10,584.00
Deposit	4/18/2002		Carmen Davis	Deposit		River City Bank	32.00	10,616.00
Deposit	4/18/2002		Z. Haque	Deposit		River City Bank	160.00	10,776.00
Total Finally Free Sales							10,776.00	10,776.00
Total Gross Sales							10,776.00	10,776.00
Total Income							10,776.00	10,776.00
Cost of Goods Sold								
Finally Free Unit								
Check	4/4/2002		River City Bank	Best Guess p...		River City Bank	4,000.00	4,000.00
Check	4/4/2002	2479	River City Bank	Cashier's Ch...		River City Bank	1,625.99	5,625.99
Check	4/18/2002	2487	United Productions			River City Bank	2,783.66	8,409.65
Total Finally Free Unit							8,409.65	8,409.65
Total COGS							8,409.65	8,409.65
Gross Profit							2,366.35	2,366.35
Expense								
Administrative								
Bank Service Charges								
Check	4/2/2002		River City Bank			River City Bank	45.00	45.00
Check	4/2/2002		River City Bank			River City Bank	50.00	95.00
Check	4/25/2002		River City Bank			River City Bank	25.00	120.00
Total Bank Service Charges							120.00	120.00
Office Supplies								
Check	4/1/2002	2467	Network Office Supp...			River City Bank	180.00	180.00
Check	4/4/2002	2475	Freeman Decorating			River City Bank	230.00	410.00
Check	4/23/2002	2494	Staples			River City Bank	110.38	520.38
Total Office Supplies							520.38	520.38
Stock Transfer								
Check	4/3/2002	2468	American Stock Tra...			River City Bank	750.00	750.00
Check	4/8/2002	2481	American Stock Tra...			River City Bank	5,250.00	6,000.00
Total Stock Transfer							6,000.00	6,000.00
Total Administrative							6,640.38	6,640.38
Contract Labor								
Deposit	4/2/2002		Barrett Business Ser...	Health Ins Re...		River City Bank	-285.63	-285.63
Check	4/4/2002	2477	River City Bank			River City Bank	1,575.20	1,309.57
Check	4/5/2002	2480	River City Bank			River City Bank	625.00	1,934.57
Check	4/8/2002	2482	Richard Craft			River City Bank	1,000.00	2,934.57
Check	4/9/2002	2483	River City Bank			River City Bank	2,202.20	5,136.77
Check	4/16/2002	2489	River City Bank			River City Bank	2,325.20	7,461.97
Deposit	4/18/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-158.86	7,303.11
Check	4/19/2002	2490	Tim Perkins			River City Bank	1,000.00	8,303.11
Check	4/19/2002	2493	Richard Craft			River City Bank	1,000.00	9,303.11
Deposit	4/25/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	9,223.68
Check	4/25/2002	2497	River City Bank			River City Bank	1,920.40	11,144.08
Total Contract Labor							11,144.08	11,144.08
Insurance								
Check	4/19/2002	2491	Placer Insurance			River City Bank	1,629.00	1,629.00
Check	4/19/2002	2492	Imperial Premium Fi...			River City Bank	1,067.16	2,696.16
Total Insurance							2,696.16	2,696.16
Other Expense								
Advertising Expense								
General Journal	4/30/2002	48	Comstock Magazine	Recognize Pri...		Accounts Paya...	3,856.38	3,856.38
Total Advertising Expense							3,856.38	3,856.38

Biophile, Inc.
Profit & Loss Detail
April 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Outside Sales Commissions								
Check	4/3/2002	2478	Skolnick			River City Bank	259.40	259.40
Check	4/18/2002	2488	Skolnick			River City Bank	3,475.84	3,735.24
Total Outside Sales Commissions							3,735.24	3,735.24
Telephone & Utilities								
Check	4/3/2002	2471	NexTel			River City Bank	260.28	260.28
Check	4/4/2002	2474	SMUD			River City Bank	1,295.06	1,555.34
Check	4/4/2002	2475	Qwest			River City Bank	94.98	1,650.32
Check	4/4/2002		PacBell			River City Bank	847.55	2,497.87
Check	4/23/2002	2495	NexTel			River City Bank	1,735.28	4,233.15
Check	4/25/2002	2496	SureWest			River City Bank	193.44	4,426.59
Check	4/25/2002		NexTel			River City Bank	1,735.28	6,161.87
Check	4/29/2002	2500	SMUD			River City Bank	1,278.45	7,440.32
Total Telephone & Utilities							7,440.32	7,440.32
Trade Show Expenses								
Check	4/2/2002		Philippe Fournier - P...			River City Bank	11,020.91	11,020.91
Check	4/3/2002	2469	VeriSign			River City Bank	58.00	11,078.91
Check	4/25/2002	2498	Palais Des congres ...			River City Bank	485.78	11,564.69
Check	4/25/2002	2499	Creatifs Expositions			River City Bank	180.99	11,745.68
Total Trade Show Expenses							11,745.68	11,745.68
Other Expense - Other								
Check	4/4/2002	2476	NCO Financial Syst...			River City Bank	193.15	193.15
Total Other Expense - Other							193.15	193.15
Total Other Expense							28,970.77	28,970.77
Total Expense							47,451.39	47,451.39
Net Ordinary Income							-45,085.04	-45,085.04
Other Income/Expense								
Other Income								
Other Income								
Deposit	4/2/2002		Piedmont Plumbing ...	Deposit		River City Bank	3,194.00	3,194.00
Deposit	4/2/2002		John Fitzgerald	Deposit		River City Bank	171.87	3,365.87
Total Other Income							3,365.87	3,365.87
Total Other Income							3,365.87	3,365.87
Net Other Income							3,365.87	3,365.87
Net Income							-41,719.17	-41,719.17

HAMILTON-Biophile Companies
General Ledger
For the Period From Apr 1, 2002 to Apr 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000 Petty Cash	4/1/02			Beginning Balance			-116.62
	4/30/02			Ending Balance			-116.62
10200 River City Acct #28206	4/1/02			Beginning Balance			49,047.62
	4/1/02	2467	CDJ	Network Office Supplies		180.00	
	4/1/02	2466	CDJ	Chet Conlin		285.00	
	4/1/02	2465	CDJ	AutoWest Dodge		444.68	
	4/2/02	R0404	CRJ	Luminescence Catalog	2,400.00		
	4/2/02	R0405	CRJ	Barrett Business Service	265.63		
	4/2/02	R0406	CRJ	Alsto Galesburg	194.05		
	4/2/02	R0407	CRJ	Peidmont Plumbing & Mechan	3,194.00		
	4/2/02	R0401	CRJ	John Fitzgerald	171.87		
	4/2/02	R0416	CDJ	River City Bank		45.00	
	4/2/02	R0417	CDJ	River City Bank		50.00	
	4/2/02	R0418	CDJ	Philippe Fournier- Paris Franc		11,020.91	
	4/3/02	2469	CDJ	VeriSign, Inc.		58.00	
	4/3/02	2471	CDJ	Nextel		260.28	
	4/3/02	2468	CDJ	American Stock Transfer		750.00	
	4/3/02	2478	CDJ	Skolnick Assoc		259.40	
	4/4/02	2476	CDJ	NCO Financial Systems, Inc.		193.15	
	4/4/02	2475	CDJ	Qwest		94.98	
	4/4/02	2474	CDJ	SMUD		1,295.06	
	4/4/02	2475	CDJ	Freeman Decorating Company		230.00	
	4/4/02	2472	CDJ	Gloria Tavernier		1,000.00	
	4/4/02	2477	CDJ	River City Bank		1,575.20	
	4/4/02	2479	CDJ	River City Bank		1,625.99	
	4/4/02	R0421	CDJ	Pacific Bell		847.55	
	4/4/02	R0422	CDJ	River City Bank		4,000.00	
	4/5/02	2480	CDJ	River City Bank		625.00	
	4/8/02	2481	CDJ	American Stock Transfer		5,250.00	
	4/8/02	2482	CDJ	Richard Craft		1,000.00	
	4/9/02	2483	CDJ	River City Bank		2,202.20	
	4/10/02	2484	CDJ	AutoWest Dodge		207.38	
	4/16/02	2485	CDJ	Central Freight		374.82	
	4/16/02	2489	CDJ	River City Bank		2,325.20	
	4/17/02	2486	CDJ	Robert Betteridge		1,200.00	
	4/18/02	2487	CDJ	United Productions, Inc.		2,783.66	
	4/18/02	2488	CDJ	Skolnick Assoc		3,475.84	
	4/18/02	R0408	CRJ	Gaiam, Inc	3,558.40		
	4/18/02	R0409	CRJ	Z. Haque	160.00		
	4/18/02	R0410	CRJ	Carmen Davis	32.00		
	4/18/02	R0411	CRJ	Barrett Business Service	158.86		
	4/18/02	R0412	CRJ	Alsto Galesburg	1,200.00		
	4/19/02	2490	CDJ	Tim Perkins		1,000.00	
	4/19/02	2491	CDJ	Placer Insurance Agency		1,629.00	
	4/19/02	2492	CDJ	Imperial Premium Finance		1,067.16	
	4/19/02	2493	CDJ	Richard Craft		1,000.00	
	4/23/02	2494	CDJ	Staples		110.38	
	4/23/02	2495	CDJ	Nextel		1,735.28	
	4/25/02	2496	CDJ	Sure West		193.44	
	4/25/02	2498	CDJ	Palais Des Congres De Paris		485.78	
	4/25/02	2499	CDJ	Creatifs Expositions		180.99	
	4/25/02	R0413	CRJ	Barrett Business Service	79.43		
	4/25/02	R0414	CRJ	Remington Products Co., LLC	485.41		
	4/25/02	R0415	CRJ	Metabolics Industries	345.20		
	4/25/02	2497	CDJ	River City Bank		1,920.40	
	4/25/02	R0420	CDJ	Nextel		1,735.28	
	4/26/02	R0419	CDJ	River City Bank		25.00	
	4/29/02	2500	CDJ	SMUD		1,278.45	
	4/29/02	2501	CDJ	Bank of America		1,678.00	
				Current Period Change	12,244.85	57,698.46	-45,453.61
	4/30/02			Ending Balance			3,594.01

HAMILTON-Biophile Companies
General Ledger
For the Period From Apr 1, 2002 to Apr 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10250	4/1/02			Beginning Balance			5,206.63
Mechanic's Bank Acct #39	4/30/02			Ending Balance			5,206.63
11000	4/1/02			Beginning Balance			178,395.09
Accounts Receivable	4/2/02	R0404	CRJ	Luminescence Catalog - Invoi		2,400.00	
	4/2/02	R0406	CRJ	Alsto Galesburg - Invoice: 02-		194.05	
	4/8/02	02-5068	SJ	Alsto Galesburg	600.00		
	4/8/02	02-5069	SJ	Alsto Galesburg	2,448.00		
	4/8/02	02-5070	SJ	Alsto Galesburg	3,936.00		
	4/8/02	02-5071	SJ	Silvo Home	3,600.00		
	4/8/02	02-5072	SJ	Gaiam, Inc	3,888.00		
	4/18/02	R0408	CRJ	Gaiam, Inc - Invoice: 02-5060		3,558.40	
	4/18/02	R0412	CRJ	Alsto Galesburg - Invoice: 02-		1,200.00	
	4/24/02	02-5073	SJ	Luminescence Catalog	4,800.00		
	4/25/02	R0414	CRJ	Remington Products Co., LLC		485.41	
				Current Period Change	19,272.00	7,837.86	11,434.14
	4/30/02			Ending Balance			189,829.23
11100	4/1/02			Beginning Balance			193.65
AR from Metabolic	4/2/02	R0405	CRJ	Barrett Business Service - Trin		265.63	
				Current Period Change		265.63	-265.63
	4/30/02			Ending Balance			-71.98
12150	4/1/02			Beginning Balance			416,920.00
Finished Goods Inventory	4/30/02			Ending Balance			416,920.00
14200	4/1/02			Beginning Balance			114,108.94
Notes Receivable-HCI	4/30/02			Ending Balance			114,108.94
14300	4/1/02			Beginning Balance			-32,470.62
Notes Receivable-Met	4/25/02	R0415	CRJ	Metabolics Industries - salary		345.20	
				Current Period Change		345.20	-345.20
	4/30/02			Ending Balance			-32,815.82
15100	4/1/02			Beginning Balance			2,400.00
Equipment	4/30/02			Ending Balance			2,400.00
20000	4/1/02			Beginning Balance			-3,014.28
Accounts Payable	4/1/02	2467	CDJ	Network Office Supplies - Inv	180.00		
				Current Period Change	180.00		180.00
	4/30/02			Ending Balance			-2,834.28
21000	4/1/02			Beginning Balance			10,000.00
Accounts Payable- Met	4/30/02			Ending Balance			10,000.00
22000	4/1/02			Beginning Balance			-73,512.24
Notes Payable - Short Ter	4/30/02			Ending Balance			-73,512.24

HAMILTON-Biophile Companies
General Ledger
For the Period From Apr 1, 2002 to Apr 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
23100	4/1/02			Beginning Balance			-8.98
Sales Tax Payable	4/30/02			Ending Balance			-8.98
24500	4/1/02			Beginning Balance			-18,000.00
Suspense	4/30/02			Ending Balance			-18,000.00
24800	4/1/02			Beginning Balance			-13,000.00
Other Current Liabilities	4/30/02			Ending Balance			-13,000.00
24850	4/1/02			Beginning Balance			-435,713.31
Accounts Payable Chapter	4/4/02	2475	CDJ	Freeman Decorating Company	230.00		
				Current Period Change	230.00		230.00
	4/30/02			Ending Balance			-435,483.31
39002	4/1/02			Beginning Balance			-1,666,677.12
Beginning Balance Equity	4/30/02			Ending Balance			-1,666,677.12
39003	4/1/02			Beginning Balance			-13,329,798.00
Common Stock	4/30/02			Ending Balance			-13,329,798.00
39004	4/1/02			Beginning Balance			-31,551,158.00
Paid-in Capital	4/30/02			Ending Balance			-31,551,158.00
39005	4/1/02			Beginning Balance			46,319,912.44
Retained Earnings	4/30/02			Ending Balance			46,319,912.44
39009	4/1/02			Beginning Balance			-59.98
Bank Adjustments Over/Un	4/30/02			Ending Balance			-59.98
40000	4/1/02			Beginning Balance			-1,800.00
Sales Finally Free	4/8/02	02-5069	SJ	Alsto Galesburg - Item: TP-12		216.00	
	4/8/02	02-5069	SJ	Alsto Galesburg - Item: TP-12		216.00	
	4/8/02	02-5069	SJ	Alsto Galesburg - Item: TP-12		216.00	
	4/8/02	02-5070	SJ	Alsto Galesburg - Item: TP-12		216.00	
	4/8/02	02-5070	SJ	Alsto Galesburg - Item: TP-12		288.00	
	4/8/02	02-5070	SJ	Alsto Galesburg - Item: TP-12		432.00	
	4/8/02	02-5071	SJ	Silvo Home - Item: TP-123 -		480.00	
	4/8/02	02-5071	SJ	Silvo Home - Item: TP-124 -		720.00	
	4/8/02	02-5072	SJ	Gaiam, Inc - Item: TP-122 - F		216.00	
	4/8/02	02-5072	SJ	Gaiam, Inc - Item: TP-124 - H		432.00	
				Current Period Change		3,432.00	-3,432.00
	4/30/02			Ending Balance			-5,232.00
40100	4/1/02			Beginning Balance			-71,007.96
Finally Free Wholesale	4/8/02	02-5068	SJ	Alsto Galesburg - Item: F-140		600.00	
	4/8/02	02-5069	SJ	Alsto Galesburg - Item: F-140		1,800.00	

HAMILTON-Biophile Companies
General Ledger
For the Period From Apr 1, 2002 to Apr 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	4/8/02	02-5070	SJ	Alsto Galesburg - Item: F-140		3,000.00	
	4/8/02	02-5071	SJ	Silvo Home - Item: F-140 - Fi		2,400.00	
	4/8/02	02-5072	SJ	Gaiam, Inc - Item: F-140 - Fin		3,240.00	
	4/24/02	02-5073	SJ	Luminescence Catalog - Item:		4,800.00	
				Current Period Change		15,840.00	-15,840.00
	4/30/02			Ending Balance			-86,847.96
40200 Finally Free Retail	4/1/02			Beginning Balance			
	4/18/02	R0409	CRJ	Z. Haque		160.00	
	4/18/02	R0410	CRJ	Carmen Davis		32.00	
				Current Period Change		192.00	-192.00
	4/30/02			Ending Balance			-192.00
40800 Other Income	4/1/02			Beginning Balance			-38.00
	4/2/02	R0407	CRJ	Peidmont Plumbing & Mechan		3,194.00	
	4/2/02	R0401	CRJ	John Fitzgerald - car repair		171.87	
				Current Period Change		3,365.87	-3,365.87
	4/30/02			Ending Balance			-3,403.87
46000 Credit On Acct Reimburse	4/1/02			Beginning Balance			-1,064.83
	4/18/02	R0411	CRJ	Barrett Business Service - T.L		158.86	
	4/25/02	R0413	CRJ	Barrett Business Service - T.L		79.43	
				Current Period Change		238.29	-238.29
	4/30/02			Ending Balance			-1,303.12
50500 Raw Material Purchases	4/1/02			Beginning Balance			23,016.30
	4/18/02	2487	CDJ	United Productions, Inc. - Wal	2,783.66		
				Current Period Change	2,783.66		2,783.66
	4/30/02			Ending Balance			25,799.96
52500 Outside Commission	4/1/02			Beginning Balance			3,185.91
	4/3/02	2478	CDJ	Skolnick Assoc	259.40		
	4/18/02	2488	CDJ	Skolnick Assoc - $3000 on ac	3,475.84		
				Current Period Change	3,735.24		3,735.24
	4/30/02			Ending Balance			6,921.15
57500 Cost of Sales-Freight	4/1/02			Beginning Balance			1,047.92
	4/16/02	2485	CDJ	Central Freight - #318205192	374.82		
				Current Period Change	374.82		374.82
	4/30/02			Ending Balance			1,422.74
60100 Advertising Expense	4/1/02			Beginning Balance			
	4/3/02	2469	CDJ	VeriSign, Inc. - Web Address	58.00		
				Current Period Change	58.00		58.00
	4/30/02			Ending Balance			58.00
60200 Advertising Expense (Sho	4/1/02			Beginning Balance			3,346.00
	4/2/02	R0418	CDJ	Philippe Fournier- Paris Franc	11,020.91		
	4/25/02	2498	CDJ	Palais Des Congres De Paris -	485.78		
	4/25/02	2499	CDJ	Creatifs Expositions - Paris Sh	180.99		

HAMILTON-Biophile Companies

General Ledger

For the Period From Apr 1, 2002 to Apr 30, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
				Current Period Change	11,687.68		11,687.68
	4/30/02			Ending Balance			15,033.68
62000	4/1/02			Beginning Balance			4,928.00
Bank Charges	4/2/02	R0416	CDJ	River City Bank - wire fee	45.00		
	4/2/02	R0417	CDJ	River City Bank - overdeposit	50.00		
	4/4/02	2477	CDJ	River City Bank PR	1,575.20		
	4/4/02	2479	CDJ	River City Bank UNITED PROD	1,625.99		
	4/4/02	R0422	CDJ	River City Bank	4,000.00		
	4/5/02	2480	CDJ	River City Bank PR MARCH	625.00		
	4/9/02	2483	CDJ	River City Bank	2,202.20		
	4/16/02	2489	CDJ	River City Bank - payroll	2,325.20		
	4/25/02	2497	CDJ	River City Bank - payroll	1,920.40		
	4/26/02	R0419	CDJ	River City Bank - on-line servi	25.00		
				Current Period Change	14,393.99		14,393.99
	4/30/02			Ending Balance			19,321.99
67000	4/1/02			Beginning Balance			1,599.46
Insurance Expense	4/19/02	2491	CDJ	Placer Insurance Agency - GB	1,629.00		
	4/19/02	2492	CDJ	Imperial Premium Finance	1,067.16		
				Current Period Change	2,696.16		2,696.16
	4/30/02			Ending Balance			4,295.62
68500	4/1/02			Beginning Balance			7,157.00
Legal and Professional Ex	4/30/02			Ending Balance			7,157.00
69000	4/1/02			Beginning Balance			20.00
Licenses Expense	4/30/02			Ending Balance			20.00
70000	4/1/02			Beginning Balance			11.79
Maintenance Expense	4/30/02			Ending Balance			11.79
70700	4/1/02			Beginning Balance			35.00
MotorSports	4/1/02	2465	CDJ	AutoWest Dodge - Repay loa	444.68		
	4/16/02	2484	CDJ	AutoWest Dodge - Loan repai	207.38		
	4/17/02	2486	CDJ	Robert Betteridge - terminatio	1,200.00		
				Current Period Change	1,852.06		1,852.06
	4/30/02			Ending Balance			1,887.06
71000	4/1/02			Beginning Balance			588.85
Office Expense	4/23/02	2494	CDJ	Staples	110.38		
				Current Period Change	110.38		110.38
	4/30/02			Ending Balance			699.23
72100	4/1/02			Beginning Balance			1,575.20
Payroll	4/30/02			Ending Balance			1,575.20
73500	4/1/02			Beginning Balance			290.00
Postage Expense	4/30/02			Ending Balance			290.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Apr 1, 2002 to Apr 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
74000	4/1/02			Beginning Balance			31,611.00
Rent or Lease Expense	4/30/02			Ending Balance			31,611.00
75300	4/1/02			Beginning Balance			
Stock Transfer	4/3/02	2468	CDJ	American Stock Transfer	750.00		
	4/8/02	2481	CDJ	American Stock Transfer - Bio	5,250.00		
				Current Period Change	6,000.00		6,000.00
	4/30/02			Ending Balance			6,000.00
75600	4/1/02			Beginning Balance			500.00
Plant Supply Cost	4/30/02			Ending Balance			500.00
76000	4/1/02			Beginning Balance			1,533.14
Telephone Expense	4/1/02	2466	CDJ	Chet Conlin - manual + 3 hrs.	285.00		
	4/3/02	2471	CDJ	Nextel - 0000349738-5	260.28		
	4/4/02	2475	CDJ	Qwest	94.98		
	4/4/02	R0421	CDJ	Pacific Bell	847.55		
	4/23/02	2495	CDJ	Nextel - conf# 1019690202	1,735.28		
	4/25/02	2496	CDJ	Sure West	193.44		
	4/25/02	R0420	CDJ	Nextel	1,735.28		
				Current Period Change	5,151.81		5,151.81
	4/30/02			Ending Balance			6,684.95
76500	4/1/02			Beginning Balance			5,560.00
Travel Expense	4/29/02	2501	CDJ	Bank of America - company c	1,678.00		
				Current Period Change	1,678.00		1,678.00
	4/30/02			Ending Balance			7,238.00
78000	4/1/02			Beginning Balance			
Utilities Expense	4/4/02	2474	CDJ	SMUD	1,295.06		
	4/29/02	2500	CDJ	SMUD - electric	1,278.45		
				Current Period Change	2,573.51		2,573.51
	4/30/02			Ending Balance			2,573.51
89000	4/1/02			Beginning Balance			15,250.00
Other Expense	4/4/02	2476	CDJ	NCO Financial Systems, Inc. -	193.15		
	4/4/02	2472	CDJ	Gloria Tavernier	1,000.00		
	4/8/02	2482	CDJ	Richard Craft	1,000.00		
	4/19/02	2490	CDJ	Tim Perkins - labor	1,000.00		
	4/19/02	2493	CDJ	Richard Craft - Labor	1,000.00		
				Current Period Change	4,193.15		4,193.15
	4/30/02			Ending Balance			19,443.15

Biophile, Inc.
Profit & Loss Detail
April 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	4/8/2002	49	Alsto Galesburg	Apr 2002 SJ		Accounts Rece...	6,984.00	6,984.00
General Journal	4/8/2002	50	Silvo Home Products	Apr 2002 SJ		Accounts Rece...	3,600.00	10,584.00
General Journal	4/8/2002	51	Galam, Inc.	Apr 2002 SJ		Accounts Rece...	3,888.00	14,472.00
General Journal	4/8/2002	52	Luminescence Catal...	Apr 2002 SJ		Accounts Rece...	4,800.00	19,272.00
Deposit	4/18/2002		Carmen Davis	Deposit		River City Bank	32.00	19,304.00
Deposit	4/18/2002		Z. Haque	Deposit		River City Bank	160.00	19,464.00
Total Finally Free Sales							19,464.00	19,464.00
Miscellaneous Sales								
Deposit	4/1/2002		Unknown	To Clear Adju...		River City Bank	251.12	251.12
Total Miscellaneous Sales							251.12	251.12
Total Gross Sales							19,715.12	19,715.12
Total Income							19,715.12	19,715.12
Cost of Goods Sold								
Finally Free Unit								
Check	4/4/2002		River City Bank	Best Guess p...		River City Bank	4,000.00	4,000.00
Check	4/4/2002	2479	River City Bank	Cashier's Ch...		River City Bank	1,625.99	5,625.99
Check	4/18/2002	2487	United Productions			River City Bank	2,783.66	8,409.65
Total Finally Free Unit							8,409.65	8,409.65
Total COGS							8,409.65	8,409.65
Gross Profit							11,305.47	11,305.47
Expense								
Administrative								
Bank Service Charges								
Check	4/2/2002		River City Bank			River City Bank	45.00	45.00
Check	4/2/2002		River City Bank			River City Bank	50.00	95.00
Check	4/26/2002		River City Bank			River City Bank	25.00	120.00
Total Bank Service Charges							120.00	120.00
Office Supplies								
Check	4/1/2002	2467	Network Office Supp...			River City Bank	180.00	180.00
Check	4/4/2002	2475	Freeman Decorating			River City Bank	230.00	410.00
Check	4/23/2002	2494	Staples			River City Bank	110.38	520.38
Total Office Supplies							520.38	520.38
Stock Transfer								
Check	4/3/2002	2468	American Stock Tra...			River City Bank	750.00	750.00
Check	4/8/2002	2481	American Stock Tra...			River City Bank	5,250.00	6,000.00
Total Stock Transfer							6,000.00	6,000.00
Total Administrative							6,640.38	6,640.38
Contract Labor								
Deposit	4/2/2002		Barrett Business Ser...	Health Ins Re...		River City Bank	-265.63	-265.63
Check	4/4/2002	2477	River City Bank			River City Bank	1,575.20	1,309.57
Check	4/5/2002	2480	River City Bank			River City Bank	625.00	1,934.57
Check	4/8/2002	2482	Richard Craft			River City Bank	1,000.00	2,934.57
Check	4/9/2002	2483	River City Bank			River City Bank	2,202.20	5,136.77
Check	4/16/2002	2489	River City Bank			River City Bank	2,325.20	7,461.97
Deposit	4/18/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-158.86	7,303.11
Check	4/19/2002	2490	Tim Perkins			River City Bank	1,000.00	8,303.11
Check	4/19/2002	2493	Richard Craft			River City Bank	1,000.00	9,303.11
Deposit	4/25/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	9,223.68
Check	4/25/2002	2497	River City Bank			River City Bank	1,920.40	11,144.08
Total Contract Labor							11,144.08	11,144.08
Insurance								
Check	4/19/2002	2491	Placer Insurance			River City Bank	1,629.00	1,629.00
Check	4/19/2002	2492	Imperial Premium Fi...			River City Bank	1,067.16	2,696.16
Total Insurance							2,696.16	2,696.16

Biophile, Inc.
Profit & Loss Detail
April 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Other Expense								
Advertising Expense								
General Journal	4/30/2002	48	Comstock Magazine	Recognize Pri...		Accounts Paya...	3,856.38	3,856.38
Total Advertising Expense							3,856.38	3,856.38
Outside Sales Commissions								
Check	4/3/2002	2478	Skolnick			River City Bank	259.40	259.40
Check	4/18/2002	2488	Skolnick			River City Bank	3,475.84	3,735.24
Total Outside Sales Commissions							3,735.24	3,735.24
Telephone & Utilities								
Check	4/3/2002	2471	NexTel			River City Bank	260.28	260.28
Check	4/4/2002	2474	SMUD			River City Bank	1,295.06	1,555.34
Check	4/4/2002	2475	Qwest			River City Bank	94.98	1,650.32
Check	4/4/2002		PacBell			River City Bank	847.55	2,497.87
Check	4/23/2002	2495	NexTel			River City Bank	1,735.28	4,233.15
Check	4/25/2002	2496	SureWest			River City Bank	193.44	4,426.59
Check	4/25/2002		NexTel			River City Bank	1,735.28	6,161.87
Check	4/29/2002	2500	SMUD			River City Bank	1,278.45	7,440.32
Total Telephone & Utilities							7,440.32	7,440.32
Trade Show Expenses								
Check	4/2/2002		Philippe Fournier - P...			River City Bank	11,020.91	11,020.91
Check	4/3/2002	2469	VeriSign			River City Bank	58.00	11,078.91
Check	4/25/2002	2498	Palais Des congres ...			River City Bank	485.78	11,564.69
Check	4/25/2002	2499	Creatifs Expositions			River City Bank	180.99	11,745.68
Total Trade Show Expenses							11,745.68	11,745.68
Other Expense - Other								
Check	4/4/2002	2476	NCO Financial Syst...			River City Bank	193.15	193.15
Total Other Expense - Other							193.15	193.15
Total Other Expense							26,970.77	26,970.77
Total Expense							47,451.39	47,451.39
Net Ordinary Income							-36,145.92	-36,145.92
Other Income/Expense								
Other Income								
Other Income								
Deposit	4/2/2002		Piedmont Plumbing ...	Deposit		River City Bank	3,194.00	3,194.00
Deposit	4/2/2002		John Fitzgerald	Deposit		River City Bank	171.87	3,365.87
Total Other Income							3,365.87	3,365.87
Total Other Income							3,365.87	3,365.87
Net Other Income							3,365.87	3,365.87
Net Income							-32,780.05	-32,780.05

	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002
Alsto	108.00			108.00		108.00	0.00	600.00		600.00
	1,800.00		1,793.71	6.29		6.29	0.00	2,448.00		2,448.00
	816.00			816.00		816.00	0.00	3,936.00		3,936.00
	780.00			780.00		220.60	559.40		194.05	365.35
	3,504.00			3,504.00		3,504.00	0.00			0.00
	72.00			72.00		72.00	0.00			0.00
				0.00	72.00	72.00	0.00			0.00
	648.00			648.00			648.00			648.00
	4,140.00			4,140.00		4,140.00	0.00			0.00
	0.00	600.00		600.00			600.00			600.00
	0.00	1,200.00		1,200.00			1,200.00		1,200.00	0.00
Amazon	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	1,188.00		2,160.00	-972.00			-972.00			-972.00
	972.00			972.00			972.00			972.00
	2,160.00		2,160.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Gaim	3,240.00			3,240.00			3,240.00			3,240.00
	3,888.00			3,888.00			3,888.00		3,558.40	329.60
	4,320.00			4,320.00			4,320.00			4,320.00
	0.00			0.00	3,240.00		3,240.00			3,240.00
	0.00			0.00	4,536.00		4,536.00			4,536.00
	0.00			0.00			0.00	3,888.00		3,888.00
	0.00			0.00			0.00			0.00

	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002
Healthcare 21	0.00			0.00	648.00		648.00			648.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	10,200.00		10,200.00	0.00	2,400.00		2,400.00		2,400.00	0.00
	0.00	2,400.00		2,400.00			2,400.00			2,400.00
	0.00			0.00			0.00	4,800.00		4,800.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00			0.00	8,424.00		8,424.00			8,424.00
	7,776.00			7,776.00			7,776.00			7,776.00
	2,592.00			1,830.11			1,830.11		485.41	1,344.70
	-761.89			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
SMART	0.00	600.00		600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Jan. 2002	Increase	Decrease	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	216.00		122.96	93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	0.00	10,200.00		10,200.00			10,200.00			10,200.00
	0.00			0.00	10,200.00		10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00			0.00	3,600.00		3,600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	159,250.65	15,000.00	16,436.67	157,813.98	29,520.00	8,938.89	178,395.09	19,272.00	7,837.86	########
										189829.23
Revenue Per PeachTree	23,664.00			19,623.96			29,520.00			19,272.00

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

(21) 00-20004-A-11

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International Corporation)

Case No: 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

mm FILED 01 JAN 28 PM 2:56 CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 5/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	385,712	380,491	
	b. Total Assets	478,632	473,411	132,259
	c. Current Liabilities	80,925	80,925	
	d. Total Liabilities	1,892,528	1,892,528	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	2,534	12,245	2,934,845
	b. Total Disbursements	7,319	57,447	2,929,809
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(4,785)	-45,202	5,035
	d. Cash Balance at Beginning of Month	9,820	54,003	0
	e. Cash Balance End of Month (c+d)	5,035	8,801	5,035
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	4,203	-32,780	2,292
5	Account Receivables (Pre and Post Petition)	198,817	189,829	
6	Post-Petition Liabilities	80,925	80,925	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended May 31, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
10,636			1	Gross Sales	2,545,676	
			2	less:Sales Returns & Allowances		
10,636			3	Net Sales	2,545,676	
			4	less: Cost of Goods Sold (Schedule 'B')	1,667,014	
10,636			5	Gross Profit	878,662	
			6	Interest	0	
887			7	Other Income	109,984	
			8		1,399	
			9		251	
11,522			10	**Total Revenues**	990,297	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
5,446			14	Contract Labor	36,422	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	220,533	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,985	
404			24	Other Administrative	83,002	
			25	Interest	6,958	
			26	Other Expenses:	0	
			27	Outside sales commissions	328,874	
			28	Advertising Expenses	91,744	
450			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	53,814	
20			32	Misc. Expenses & Adjustments	23,326	
			33		0	
			34		0	
7,319			35	**Total Expenses**	921,261	
4,203			36	**Subtotal**	69,036	
				Reorganization Items:		
			37	Professional Fees	67,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	66,744	
4,203			44	**Net Profit (Loss) Before Federal & State Taxes**	2,292	
			45	Federal & State Income Taxes	0	
4,203			46	**Net Profet (Loss)**	2,292	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 05/31/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		5,035
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		198,817
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		166,861
9	**Total Current Assets**		385,712

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	478,632

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals,familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		14,902
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,118
42	Metabolic Industries, Inc.		2,041
43			
44	**Total current Liabilities**		80,925
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,892,528
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,537,217
55	Cumulative profit/(loss) since filing case		2,292
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,413,897
60	**Total Liabilities and Equity (Deficit)**		$ 478,632

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	10608		
31-60 Days	18372		
61-90 Days	28800		
91+ Days	141,037		
Total accounts receivable/payable	198,817		
Allowance for doubtful accounts			
Accounts receivable (net)	198,817		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Reviesed 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended May 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	1,620	2,400,854
3	Interest Received		0
4	Borrowings	0	276,282
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		99,980
7	Voided Checks		1,069
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales		30,026
10	Other Income	914	5,064
11			0
			0
12	Total Cash Receipts	$2,534	$2,834,845
	Cash Disbursements		
13	Payments for Inventory	0	$1,344,468
14	Selling	0	357,847
15	Administrative	424	100,887
16	Capital Expenditures		0
17	Principal Payments on Debt	0	130,591
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	0	264,647
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	6,446	113,163
27	Attorney for Debtor and Miscellaneous		80,601
	Taxes:		-6
28	Employee Withholding		0
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	0	313,877
34	Advertising Costs		83,663
35	Trade Show Costs	450	33,040
36	Insurance Costs	0	43,464
37	Telephone & Utilities	0	54,783
			0
38	Total Cash Disbursements	$7,319	$2,929,809
39	**Net Increase (Decrease) In Cash**	($4,785)	$5,035
40	**Cash Balance, Beginning of Period**	$9,820	
41	**Cash Balance, End of Period**	$5,035	$5,035

HAMILTON-Biophile Companies

Account Reconciliation

As of May 31, 2002

10200 - River City Acct #28206

Bank Statement Date: May 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				3,594.01
Add: Cash Receipts				2,534.05
Less: Cash Disbursements				<7,319.39>
Add <Less> Other				
Ending GL Balance				<1,191.33>
Ending Bank Balance				2,806.20
Add back deposits in transit				
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Feb 6, 2002	2446		
	Feb 15, 2002	2449		
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Apr 25, 2002	2498	<485.78>	
	May 23, 200	2507	<20.00>	
	May 29, 200	2509	<449.74>	
Total outstanding checks				<4,738.65>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<1,191.33>

HAMILTON-Biophile Companies
Account Reconciliation
As of May 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: May 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				5,206.63
Ending Bank Balance				6,226.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,206.63

3:21 PM
01/16/04
Accrual Basis

Biophile, Inc.
Balance Sheet
As of May 31, 2002

	May 31, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	4,015.30	
Total Checking/Savings	4,015.30	
Accounts Receivable		
Accounts Receivable - Trade	196,817.23	
Total Accounts Receivable	196,817.23	
Other Current Assets		
Hamilton-Clarke Industries, Inc	~~-19,021.10~~	166,860.59
Inventory	10,000.00	
~~Metabolic Industries~~ — IBIS	~~-2,040.72~~	5000.00
Total Other Current Assets	-11,061.82	181,860.59
Total Current Assets	~~191,770.71~~	384,693.12
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for overpayment of taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	**284,690.50**	477,612.91
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable	3,856.38	
Total Accounts Payable	3,856.38	
Credit Cards		
Bank of America VISA	57,117.68	
Total Credit Cards	57,117.68	
Other Current Liabilities		
Accrued professional fees	3,008.00	
Insurance Financing	~~-6,000.00~~	
~~Motorsports HCI~~ — metabolics	~~-185,881.69~~	2040.72
Notes Payable	14,902.33	
Total Other Current Liabilities	~~-172,971.38~~	19951.05
Total Current Liabilities	~~-111,997.10~~	80,925.31
Long Term Liabilities		
General Unsecured Claims	1,809,684.90	
Priority Claims other than taxe	1,918.58	
Total Long Term Liabilities	1,811,603.48	
Total Liabilities	~~1,699,606.38~~	1892,528.79
Equity		
Addional Paid-in Capital	31,536,176.00	
Capital Stock	13,329,798.00	
Opening Bal Equity	-46,263,234.69	
Retained Earnings	5,063.54	
Net Income	-22,720.73	
Total Equity	-1,414,915.88	
TOTAL LIABILITIES & EQUITY	**284,690.50**	477,612.91

Biophile, Inc.
Profit & Loss Detail
May 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Gross Sales								
Finally Free Sales								
General Journal	5/15/2002	53	Alsto Galesburg	May 2002 SJ		Accounts Rece...	4,248.00	4,248.00
General Journal	5/15/2002	54	Siho Home Products	May 2002 SJ		Accounts Rece...	600.00	4,848.00
General Journal	5/15/2002	55	Remington Products...	May 2002 SJ		Accounts Rece...	5,184.00	10,032.00
General Journal	5/15/2002	56	Amazon.com	May 2002 SJ		Accounts Rece...	576.00	10,608.00
Deposit	5/24/2002		Manuel Fernandez, Jr.	Deposit		River City Bank	26.90	10,634.90
Total Finally Free Sales							10,634.90	10,634.90
Total Gross Sales							10,634.90	10,634.90
Total Income							10,634.90	10,634.90
Gross Profit							10,634.90	10,634.90
Expense								
Administrative								
Bank Service Charges								
Check	5/31/2002		River City Bank			River City Bank	15.00	15.00
Total Bank Service Charges							15.00	15.00
Office Supplies								
Drinking Water								
Check	5/14/2002	2505	Sierra Spring Water			River City Bank	148.39	148.39
Total Drinking Water							148.39	148.39
Office Supplies - Other								
Check	5/30/2002	2508	Tim Pratt	Computer Re...		River City Bank	60.00	60.00
Total Office Supplies - Other							60.00	60.00
Total Office Supplies							208.39	208.39
Waste Removal								
Check	5/14/2002	2504	BFI			River City Bank	180.46	180.46
Total Waste Removal							180.46	180.46
Total Administrative							403.85	403.85
Contract Labor								
Check	5/2/2002	2502	River City Bank	Barrett Busin...		River City Bank	1,920.40	1,920.40
Check	5/9/2002	2503	River City Bank			River City Bank	3,600.40	5,520.80
Check	5/23/2002	2506	River City Bank	Barrett Busin...		River City Bank	925.00	6,445.80
Deposit	5/24/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	6,366.37
Deposit	5/24/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	6,286.94
Deposit	5/24/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	6,207.51
Deposit	5/24/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	6,128.08
Deposit	5/24/2002		Barrett Business Ser...	Health Ins. R...		River City Bank	-79.43	6,048.65
Deposit	5/24/2002		John Fitzgerald	Deposit		River City Bank	-490.00	5,558.65
Total Contract Labor							5,558.65	5,558.65
Other Expense								
Miscellanous Expenses								
Check	5/23/2002	2507	Secretary of State, C...			River City Bank	20.00	20.00
Total Miscellanous Expenses							20.00	20.00
Total Other Expense							20.00	20.00
Other Selling								
Freight Out								
Check	5/24/2002		Central Freight			River City Bank	449.74	449.74
Total Freight Out							449.74	449.74
Total Other Selling							449.74	449.74
Total Expense							6,432.24	6,432.24
Net Ordinary Income							4,202.66	4,202.66
Net Income							4,202.66	4,202.66

HAMILTON-Biophile Companies

General Ledger

For the Period From May 1, 2002 to May 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	5/1/02			Beginning Balance			-116.62
Petty Cash							
	5/31/02			Ending Balance			-116.62
10200	5/1/02			Beginning Balance			3,594.01
River City Acct #28206	5/2/02	2502	CDJ	River City Bank		1,920.40	
	5/9/02	2503	CDJ	River City Bank		3,600.40	
	5/14/02	2504	CDJ	Browning-Ferris Industries		180.46	
	5/14/02	2505	CDJ	Sierra Springs Water Co.		148.39	
	5/17/02	2506	CDJ	River City Bank		925.00	
	5/23/02	2507	CDJ	Secretary of State		20.00	
	5/24/02	R0501	CRJ	Luminescence Catalog	900.00		
	5/24/02	R0502	CRJ	Barrett Business Service	79.43		
	5/24/02	R0503	CRJ	Barrett Business Service	79.43		
	5/24/02	R0505	CRJ	Health Care 21	648.00		
	5/24/02	R0504	CRJ	Manuel Fernandez, Jr.	26.90		
	5/24/02	R0506	CRJ	Barrett Business Service	79.43		
	5/24/02	R0507	CRJ	Barrett Business Service	79.43		
	5/24/02	R0508	CRJ	Barrett Business Service	79.43		
	5/24/02	R0509	CRJ	Alsto Galesburg	72.00		
	5/24/02	R0510	CRJ	John Fitzgerald	490.00		
	5/29/02	2509	CDJ	Central Freight		449.74	
	5/30/02	2508	CDJ	Tim Pratt		60.00	
	5/31/02	R0511	CDJ	River City Bank		15.00	
				Current Period Change	2,534.05	7,319.39	-4,785.34
	5/31/02			Ending Balance			-1,191.33
10250	5/1/02			Beginning Balance			5,206.63
Mechanic's Bank Acct #3							
	5/31/02			Ending Balance			5,206.63
11000	5/1/02			Beginning Balance			189,829.23
Accounts Receivable	5/17/02	02-5074	SJ	Silvo Home	600.00		
	5/20/02	02-5075	SJ	Alsto Galesburg	4,248.00		
	5/20/02	02-5076	SJ	Remington Products Co., LLC	5,184.00		
	5/20/02	02-5077	SJ	Amazon.com	576.00		
	5/24/02	R0501	CRJ	Luminescence Catalog - Invoi		900.00	
	5/24/02	R0505	CRJ	Health Care 21 - Invoice: 02-		648.00	
	5/24/02	R0509	CRJ	Alsto Galesburg - Invoice: 02-		72.00	
				Current Period Change	10,608.00	1,620.00	8,988.00
	5/31/02			Ending Balance			198,817.23
11100	5/1/02			Beginning Balance			-71.98
AR from Metabolic							
	5/31/02			Ending Balance			-71.98
12150	5/1/02			Beginning Balance			416,920.00
Finished Goods Inventory							
	5/31/02			Ending Balance			416,920.00
14200	5/1/02			Beginning Balance			114,108.94
Notes Receivable-HC1							
	5/31/02			Ending Balance			114,108.94
14300	5/1/02			Beginning Balance			-32,815.82
Notes Receivable-Met							
	5/31/02			Ending Balance			-32,815.82

HAMILTON-Biophile Companies
General Ledger
For the Period From May 1, 2002 to May 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
15100 Equipment	5/1/02			Beginning Balance			2,400.00
	5/31/02			Ending Balance			2,400.00
20000 Accounts Payable	5/1/02			Beginning Balance			-2,834.28
	5/14/02	2505	CDJ	Sierra Springs Water Co. - Inv	148.39		
				Current Period Change	148.39		148.39
	5/31/02			Ending Balance			-2,685.89
21000 Accounts Payable- Met	5/1/02			Beginning Balance			10,000.00
	5/31/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	5/1/02			Beginning Balance			-73,512.24
	5/31/02			Ending Balance			-73,512.24
23100 Sales Tax Payable	5/1/02			Beginning Balance			-8.98
	5/31/02			Ending Balance			-8.98
24500 Suspense	5/1/02			Beginning Balance			-18,000.00
	5/31/02			Ending Balance			-18,000.00
24800 Other Current Liabilities	5/1/02			Beginning Balance			-13,000.00
	5/31/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	5/1/02			Beginning Balance			-435,483.31
	5/31/02			Ending Balance			-435,483.31
39002 Beginning Balance Equity	5/1/02			Beginning Balance			-1,666,677.12
	5/31/02			Ending Balance			-1,666,677.12
39003 Common Stock	5/1/02			Beginning Balance			-13,329,798.00
	5/31/02			Ending Balance			-13,329,798.00
39004 Paid-in Capital	5/1/02			Beginning Balance			-31,551,158.00
	5/31/02			Ending Balance			-31,551,158.00
39005 Retained Earnings	5/1/02			Beginning Balance			46,319,912.44
	5/31/02			Ending Balance			46,319,912.44
39009 Bank Adustments Over/U	5/1/02			Beginning Balance			-59.98
	5/31/02			Ending Balance			-59.98
40000	5/1/02			Beginning Balance			-5,232.00

HAMILTON-Biophile Companies

General Ledger

For the Period From May 1, 2002 to May 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
Sales Finally Free	5/20/02	02-5075	SJ	Alsto Galesburg - Item: TP-12		216.00	
	5/20/02	02-5075	SJ	Alsto Galesburg - Item: TP-12		432.00	
	5/20/02	02-5076	SJ	Remington Products Co., LLC		5,184.00	
	5/20/02	02-5077	SJ	Amazon.com - Item: TP-123 -		576.00	
				Current Period Change		6,408.00	-6,408.00
	5/31/02			Ending Balance			-11,640.00
40100 Finally Free Wholesale	5/1/02			Beginning Balance			-86,847.96
	5/17/02	02-5074	SJ	Silvo Home - Item: F-140 - Fi		600.00	
	5/20/02	02-5075	SJ	Alsto Galesburg - Item: F-140		3,600.00	
				Current Period Change		4,200.00	-4,200.00
	5/31/02			Ending Balance			-91,047.96
40200 Finally Free Retail	5/1/02			Beginning Balance			-192.00
	5/24/02	R0504	CRJ	Manuel Fernandez, Jr.		26.90	
				Current Period Change		26.90	-26.90
	5/31/02			Ending Balance			-218.90
40800 Other Income	5/1/02			Beginning Balance			-3,403.87
	5/24/02	R0510	CRJ	John Fitzgerald - car- phys &		490.00	
				Current Period Change		490.00	-490.00
	5/31/02			Ending Balance			-3,893.87
46000 Credit On Acct Reimburse	5/1/02			Beginning Balance			-1,303.12
	5/24/02	R0502	CRJ	Barrett Business Service - T.L		79.43	
	5/24/02	R0503	CRJ	Barrett Business Service - T.L		79.43	
	5/24/02	R0506	CRJ	Barrett Business Service - T.L		79.43	
	5/24/02	R0507	CRJ	Barrett Business Service - T.L		79.43	
	5/24/02	R0508	CRJ	Barrett Business Service		79.43	
				Current Period Change		397.15	-397.15
	5/31/02			Ending Balance			-1,700.27
50500 Raw Material Purchases	5/1/02			Beginning Balance			25,799.96
	5/31/02			Ending Balance			25,799.96
52500 Outside Commission	5/1/02			Beginning Balance			6,921.15
	5/31/02			Ending Balance			6,921.15
57500 Cost of Sales-Freight	5/1/02			Beginning Balance			1,422.74
	5/29/02	2509	CDJ	Central Freight - shipping dis	449.74		
				Current Period Change	449.74		449.74
	5/31/02			Ending Balance			1,872.48
60100 Advertising Expense	5/1/02			Beginning Balance			58.00
	5/31/02			Ending Balance			58.00
60200 Advertising Expense (Sho	5/1/02			Beginning Balance			15,033.68
	5/31/02			Ending Balance			15,033.68

HAMILTON-Biophile Companies
General Ledger
For the Period From May 1, 2002 to May 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
62000	5/1/02			Beginning Balance			19,321.99
Bank Charges	5/2/02	2502	CDJ	River City Bank - payroll	1,920.40		
	5/9/02	2503	CDJ	River City Bank - payroll	3,600.40		
	5/17/02	2506	CDJ	River City Bank - payroll	925.00		
	5/31/02	R0511	CDJ	River City Bank - service char	15.00		
				Current Period Change	6,460.80		6,460.80
	5/31/02			Ending Balance			25,782.79
67000	5/1/02			Beginning Balance			4,295.62
Insurance Expense	5/31/02			Ending Balance			4,295.62
68500	5/1/02			Beginning Balance			7,157.00
Legal and Professional Ex	5/31/02			Ending Balance			7,157.00
69000	5/1/02			Beginning Balance			20.00
Licenses Expense	5/23/02	2507	CDJ	Secretary of State - Filing fees	20.00		
				Current Period Change	20.00		20.00
	5/31/02			Ending Balance			40.00
70000	5/1/02			Beginning Balance			11.79
Maintenance Expense	5/31/02			Ending Balance			11.79
70700	5/1/02			Beginning Balance			1,887.06
MotorSports	5/31/02			Ending Balance			1,887.06
71000	5/1/02			Beginning Balance			699.23
Office Expense	5/31/02			Ending Balance			699.23
72100	5/1/02			Beginning Balance			1,575.20
Payroll	5/31/02			Ending Balance			1,575.20
73500	5/1/02			Beginning Balance			290.00
Postage Expense	5/31/02			Ending Balance			290.00
74000	5/1/02			Beginning Balance			31,611.00
Rent or Lease Expense	5/31/02			Ending Balance			31,611.00
74500	5/1/02			Beginning Balance			
Repairs Expense	5/30/02	2508	CDJ	Tim Pratt - computer work	60.00		
				Current Period Change	60.00		60.00
	5/31/02			Ending Balance			60.00
75300	5/1/02			Beginning Balance			6,000.00
Stock Transfer	5/31/02			Ending Balance			6,000.00

HAMILTON-Biophile Companies
General Ledger
For the Period From May 1, 2002 to May 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
75600 Plant Supply Cost	5/1/02			Beginning Balance			500.00
	5/31/02			Ending Balance			500.00
76000 Telephone Expense	5/1/02			Beginning Balance			6,684.95
	5/31/02			Ending Balance			6,684.95
76500 Travel Expense	5/1/02			Beginning Balance			7,238.00
	5/31/02			Ending Balance			7,238.00
78000 Utilities Expense	5/1/02			Beginning Balance			2,573.51
	5/14/02	2504	CDJ	Browning-Ferris Industries - g	180.46		
				Current Period Change	180.46		180.46
	5/31/02			Ending Balance			2,753.97
89000 Other Expense	5/1/02			Beginning Balance			19,443.15
	5/31/02			Ending Balance			19,443.15

	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002	Increase	Decrease	May 2002
Alsto	108.00		108.00	0.00	600.00		600.00			600.00
	6.29		6.29	0.00	2,448.00		2,448.00			2,448.00
	816.00		816.00	0.00	3,936.00		3,936.00			3,936.00
	780.00		220.60	559.40		194.05	365.35		72.00	293.35
	3,504.00		3,504.00	0.00			0.00	4,248.00		4,248.00
	72.00		72.00	0.00			0.00			0.00
	0.00	72.00	72.00	0.00			0.00			0.00
	648.00			648.00			648.00			648.00
	4,140.00		4,140.00	0.00			0.00			0.00
	600.00			600.00			600.00			600.00
	1,200.00			1,200.00		1,200.00	0.00			0.00
Amazon	0.00			0.00			0.00	576.00		576.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	-972.00			-972.00			-972.00	972.00		0.00
	972.00			972.00			972.00		972.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Gaim	3,240.00			3,240.00			3,240.00			3,240.00
	3,888.00			3,888.00		3,558.40	329.60			329.60
	4,320.00			4,320.00			4,320.00			4,320.00
	0.00	3,240.00		3,240.00			3,240.00			3,240.00
	0.00	4,536.00		4,536.00			4,536.00			4,536.00
	0.00			0.00	3,888.00		3,888.00			3,888.00
	0.00			0.00			0.00			0.00

	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002	Increase	Decrease	May 2002
Healthcare 21	0.00	648.00		648.00			648.00		648.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00	2,400.00		2,400.00		2,400.00	0.00			0.00
	2,400.00			2,400.00			2,400.00			2,400.00
	0.00			0.00	4,800.00		4,800.00		900.00	3,900.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	0.00	8,424.00		8,424.00			8,424.00			8,424.00
	7,776.00			7,776.00			7,776.00			7,776.00
	1,830.11			1,830.11		485.41	1,344.70			1,344.70
	0.00			0.00			0.00	5,184.00		5,184.00
	0.00			0.00			0.00			0.00
SMART	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Feb. 2002	Increase	Decrease	Mar. 2002	Increase	Decrease	Apr. 2002	Increase	Decrease	May 2002
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	0.00	10,200.00		10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00	3,600.00		3,600.00			3,600.00
	0.00			0.00			0.00	600.00		600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	157,813.98	29,520.00	8,936.89	178,395.09	19,272.00	7,837.86	189,829.23	11,580.00	2,592.00	198,817.23
Revenue Per PeachTree	19,623.96			29,520.00			19,272.00			29,520.00

27

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11 (00-2004-A-11)

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 28 PM 2:57
CLERK U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA
SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 6/30/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	365,854	385,712	
	b. Total Assets	458,774	478,632	132,259
	c. Current Liabilities	83,635	80,925	
	d. Total Liabilities	1,895,238	1,892,528	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	38,906	2,534	2,973,751
	b. Total Disbursements	36,100	7,319	2,965,910
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	2,806	-4,785	7,841
	d. Cash Balance at Beginning of Month	5,035	9,820	0
	e. Cash Balance End of Month (c+d)	7,841	5,035	7,841
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(22,568)	4,203	-20,276
5	Account Receivables (Pre and Post Petition)	169,146	198,817	
6	Post-Petition Liabilities	83,635	80,925	
7	Past Due Post-Petition Account Payables (over 30 days)		0	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___ ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

Gregory F. Gilbert, CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended June 30, 2002

Current Month Actual	Current Month Forecast	Current Month Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
4,248			1	Gross Sales	2,549,924	
			2	less:Sales Returns & Allowances		
4,248			3	Net Sales	2,549,924	
19,807			4	less: Cost of Goods Sold (Schedule 'B')	1,686,821	
(15,559)			5	Gross Profit	863,103	
			6	Interest	0	
			7	Other Income	109,984	
99			8		1,499	
650			9		901	
(14,810)			10	**Total Revenues**	975,487	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
4,533			14	Contract Labor	41,054	
				Rent/Lease	0	
			15	Personal Property	5,071	
			16	Real Property	220,533	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
847			24	Other Administrative	83,849	
			25	Interest	6,958	
			26	Other Expenses:	0	
1,796			27	Outside sales commissions	330,670	
280			28	Advertising Expenses	92,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
203			31	Telephone & Utilities	54,017	
			32	Misc. Expenses & Adjustments	23,326	
			33		0	
			34		0	
7,758			35	**Total Expenses**	929,019	
(22,568)			36	**Subtotal**	46,468	
				Reorganization Items:		
			37	Professional Fees	67,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	66,744	
(22,566)			44	**Net Profit (Loss) Before Federal & State Taxes**	(20,276)	
			45	Federal & State Income Taxes	0	
(22,566)			46	**Net Profet (Loss)**	(20,276)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

########
########
########
878,862
0
109,984
1,399
251
990,297
0
0
0
36,422
0
5,071
220,533
5,365
0
0
0
0
0
1,538
4,985
83,002
6,958
0
328,874
91,744
30,227
29,401
53,814
23,326
0
0
921,261
69,036
67,000
0
0
0
0
0
-256
66,744
2,292
0
2,292

BALANCE SHEET

(General Business Case)

For the Month Ended 06/30/02

Assets

	Current Assets	From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		7,841
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		169,147
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		173,867
9	**Total Current Assets**		365,854

	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

	Other Assets	
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	458,774

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		16,902
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		56,788
42	Metabolic Industries, Inc.		1,081
43			
44	**Total current Liabilities**		83,635
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,895,238
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,537,217
55	Cumulative profit/(loss) since filing case		-20,276
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		1
59	**Total Equity (Deficit)**		-1,436,464
60	**Total Liabilities and Equity (Deficit)**		$ 458,774

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days	9,300		
61-90 Days	1,500		
91+ Days	158,347		
Total accounts receivable/payable	169,146		
Allowance for doubtful accounts			
Accounts receivable (net)	169,146		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	14,672
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	14,672

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revlesed 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended June 30, 2002

	Actual Current Month	Cumulative (Case to Date)
Cash Receipts		
1 Rent/Leases	0	$94,605
2 Cash Received from Sales	33,918	2,434,772
3 Interest Received		0
4 Borrowings	4,000	280,282
5 Funds from Shareholders, Partners, or Other Insiders		12,000
6 Capital Contributions		99,980
7 Voided Checks		1,089
8 Vendor Refunds & Overpayments		14,945
9 Miscellaneous Sales		30,026
10 Other Income	988	6,051
11		0
		0
12 Total Cash Receipts	$38,906	$2,973,751
Cash Disbursements		
13 Payments for Inventory	14,672	$1,359,140
14 Selling	0	357,847
15 Administrative	6,512	106,399
16 Capital Expenditures		0
17 Principal Payments on Debt	330	130,921
18 Interest Paid		3,953
Rent/Lease:		0
19 Personal Property		3,092
20 Real Property	0	264,647
Amount Paid to Owner(s)/Officer(s)		0
21 Salaries		0
22 Draws		0
23 Commissions/Royalties		0
24 Expense Reimbursements		0
25 Other	0	0
26 Salaries/Commissions (less employee withholding)	12,838	126,001
27 Attorney for Debtor and Miscellaneous	750	81,553
Taxes:		-8
28 Employee Withholding		0
29 Employer Payroll Taxes		0
30 Real Property Taxes		0
31 Other Taxes		1,538
32 Other Cash Outflows:		0
33 Outside Marketing Commissions	1,798	315,673
34 Advertising Costs		83,663
35 Trade Show Costs	0	33,040
36 Insurance Costs	0	43,464
37 Telephone & Utilities	203	54,986
		0
38 Total Cash Disbursements	$36,100	$2,965,910
39 Net Increase (Decrease) in Cash	$2,806	$7,841
40 Cash Balance, Beginning of Period	$5,035	
41 Cash Balance, End of Period	$7,841	$7,841

12:19 PM

01/20/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of June 30, 2002

	Jun 30, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	
Merchants Bank	5,206.63
River City Bank	1,614.93
Total Cash Unrestricted	6,821.56 ✓
Total Checking/Savings	6,821.56
Accounts Receivable	
Accounts Receivable	169,146.76 ✓
Total Accounts Receivable	169,146.76
Other Current Assets	
Inventory	10,000.00 ✓
Motorsports	191,447.59
Prepaid Insurance	5,000.00 ✓
Total Other Current Assets	206,447.59
Total Current Assets	382,415.91
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for Overpayment of Taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**475,335.70**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	3,856.38
Total Accounts Payable	3,856.38 ✓
Credit Cards	
REI	-330.00
Visa Bank of America	57,117.68
Total Credit Cards	56,787.68
Other Current Liabilities	
Chapter 11 Counsel	3,008.00
Due to Officers	
Ed Iaconis	4,000.00
Greg Gilbert	14,902.33 ✓
Total Due to Officers	18,902.33
Hamilton-Clarke Industries	~~17,580.80~~
Metabolic Industries	1,080.52
Total Other Current Liabilities	40,571.65
Total Current Liabilities	~~101,215.91~~ 83635,11
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	
Priority Unsecured Claims	1,919.00
Total Pre-Petition Liabilities	1,919.00
Total Long Term Liabilities	1,811,603.60
Total Liabilities	1,912,819.51

0•C
475,335•70 +
17,580•80 -
457,754•90 *

Hamilton Biophile Companies
Balance Sheet
As of June 30, 2002

	Jun 30, 02
Equity	
Additional Paid In Capital	31,536,198.00
Capital Stock	13,329,798.00
Retained Earnings	5,284.00
Retained Surplus at Filing	-46,283,204.00
Net Income	-25,559.81
Total Equity	-1,437,483.81
TOTAL LIABILITIES & EQUITY	475,335.70

HAMILTON-Biophile Companies
General Ledger
For the Period From Jun 1, 2002 to Jun 30, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	6/1/02			Beginning Balance			-116.62
Petty Cash	6/30/02			Ending Balance			-116.62
10200	6/1/02			Beginning Balance			-1,191.33
River City Acct #28206	6/3/02	R0607W	CDJ	United Productions, Inc.		3,653.78	
	6/3/02	R0601	CRJ	Alsto Galesburg	6,275.68		
	6/3/02	R0602	CRJ	Advanced Weld Design	300.00		
	6/3/02	2510	CDJ	River City Bank		3,295.60	
	6/3/02	R0613W	CDJ	River City Bank		35.00	
	6/4/02	R0603	CRJ	Gaiam, Inc	11,664.00		
	6/4/02	R0605	CRJ	Barrett Business Service	79.43		
	6/4/02	R0604	CRJ	State of California	20.00		
	6/4/02	R0606W	CDJ	United Productions, Inc.		6,805.94	
	6/4/02	R0608	CDJ	Skolnick Assoc		1,795.97	
	6/4/02	2511	CDJ	Pacific Bell		202.69	
	6/4/02	R0614W	CDJ	River City Bank		35.00	
	6/5/02	2514	CDJ	Bank of America		230.00	
	6/5/02	2513	CDJ	US Bank		100.00	
	6/6/02	2515	CDJ	River City Bank		2,950.40	
	6/7/02	2512	CDJ	Edward Cook		250.00	
	6/18/02	R0611	CDJ	River City Bank		3,295.60	
	6/18/02	R0621	CRJ	Alsto Galesburg	4,248.00		
	6/18/02	R0622	CRJ	Barrett Business Service	79.43		
	6/18/02	R0624	CRJ	Advanced Weld Design	350.00		
	6/19/02	R0609	CDJ	River City Bank		279.76	
	6/19/02	R0612	CDJ	River City Bank		5,135.59	
	6/19/02	R0619	CRJ	Remington Products Co., LLC	4,530.79		
	6/21/02	R0615W	CDJ	River City Bank		12.00	
	6/21/02	R0623	CRJ	Gregory F. Gilbert	4,000.00		
	6/26/02	2517	CDJ	Edward Cook		500.00	
	6/27/02	R0610	CDJ	River City Bank		3,295.60	
	6/27/02	2518	CDJ	United Productions, Inc.		4,212.00	
	6/27/02	R0617	CRJ	Barrett Business Service	158.86		
	6/27/02	R0618	CRJ	Silvo Home	4,200.00		
	6/27/02	R0620	CRJ	Luminescence Catalog	3,000.00		
	6/30/02	R0616	CDJ	River City Bank		15.00	
				Current Period Change	38,906.19	36,099.93	2,806.26
	6/30/02			Ending Balance			1,614.93
10250	6/1/02			Beginning Balance			5,206.63
Mechanic's Bank Acct #3	6/30/02			Ending Balance			5,206.63
11000	6/1/02			Beginning Balance			198,817.23
Accounts Receivable	6/3/02	R0601	CRJ	Alsto Galesburg - Invoice: 02-	708.32		
	6/3/02	R0601	CRJ	Alsto Galesburg - Invoice: 02-		600.00	
	6/3/02	R0601	CRJ	Alsto Galesburg - Invoice: 02-		2,448.00	
	6/3/02	R0601	CRJ	Alsto Galesburg - Invoice: 02-		3,936.00	
	6/4/02	R0603	CRJ	Gaiam, Inc - Invoice: 02-5063		3,240.00	
	6/4/02	R0603	CRJ	Gaiam, Inc - Invoice: 02-5065		4,536.00	
	6/4/02	R0603	CRJ	Gaiam, Inc - Invoice: 02-5072		3,888.00	
	6/19/02	R0619	CRJ	Remington Products Co., LLC		4,530.79	
	6/27/02	R0618	CRJ	Silvo Home - Invoice: 02-507		3,600.00	
	6/27/02	R0618	CRJ	Silvo Home - Invoice: 02-507		600.00	
	6/27/02	R0620	CRJ	Luminescence Catalog - Invoi		3,000.00	
				Current Period Change	708.32	30,378.79	-29,670.47
	6/30/02			Ending Balance			169,146.76
11100	6/1/02			Beginning Balance			-71.98
AR from Metabolic	6/30/02			Ending Balance			-71.98

HAMILTON-Biophile Companies
General Ledger
For the Period From Jun 1, 2002 to Jun 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
12150 Finished Goods Inventory	6/1/02			Beginning Balance			416,920.00
	6/30/02			Ending Balance			416,920.00
14200 Notes Receivable-HCI	6/1/02			Beginning Balance			114,108.94
	6/30/02			Ending Balance			114,108.94
14300 Notes Receivable-Met	6/1/02			Beginning Balance			-32,815.82
	6/30/02			Ending Balance			-32,815.82
15100 Equipment	6/1/02			Beginning Balance			2,400.00
	6/30/02			Ending Balance			2,400.00
20000 Accounts Payable	6/1/02			Beginning Balance			-2,685.89
	6/30/02			Ending Balance			-2,685.89
21000 Accounts Payable- Met	6/1/02			Beginning Balance			10,000.00
	6/30/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	6/1/02			Beginning Balance			-73,512.24
	6/30/02			Ending Balance			-73,512.24
23100 Sales Tax Payable	6/1/02			Beginning Balance			-8.98
	6/30/02			Ending Balance			-8.98
24500 Suspense	6/1/02			Beginning Balance			-18,000.00
	6/21/02	R0523	CRJ	Gregory F. Gilbert		4,000.00	
				Current Period Change		4,000.00	-4,000.00
	6/30/02			Ending Balance			-22,000.00
24800 Other Current Liabilities	6/1/02			Beginning Balance			-13,000.00
	6/30/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	6/1/02			Beginning Balance			-435,483.31
	6/30/02			Ending Balance			-435,483.31
39002 Beginning Balance Equity	6/1/02			Beginning Balance			-1,666,677.12
	6/30/02			Ending Balance			-1,666,677.12
39003 Common Stock	6/1/02			Beginning Balance			-13,329,798.00
	6/30/02			Ending Balance			-13,329,798.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Jun 1, 2002 to Jun 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
39004 Paid-in Capital	6/1/02			Beginning Balance			-31,551,158.00
	6/30/02			Ending Balance			-31,551,158.00
39005 Retained Earnings	6/1/02			Beginning Balance			46,319,912.44
	6/30/02			Ending Balance			46,319,912.44
39009 Bank Adustments Over/U	6/1/02			Beginning Balance			-59.98
	6/30/02			Ending Balance			-59.98
40000 Sales Finally Free	6/1/02			Beginning Balance			-11,640.00
	6/30/02			Ending Balance			-11,640.00
40100 Finally Free Wholesale	6/1/02			Beginning Balance			-91,047.96
	6/18/02	R0621	CRJ	Alsto Galesburg - Invoice 02-		4,248.00	
				Current Period Change		4,248.00	-4,248.00
	6/30/02			Ending Balance			-95,295.96
40200 Finally Free Retail	6/1/02			Beginning Balance			-218.90
	6/30/02			Ending Balance			-218.90
40800 Other Income	6/1/02			Beginning Balance			-3,893.87
	6/3/02	R0602	CRJ	Advanced Weld Design		300.00	
	6/18/02	R0624	CRJ	Advanced Weld Design		350.00	
				Current Period Change		650.00	-650.00
	6/30/02			Ending Balance			-4,543.87
45400 Other Reimbursed	6/1/02			Beginning Balance			
	6/4/02	R0604	CRJ	State of California - overpay		20.00	
				Current Period Change		20.00	-20.00
	6/30/02			Ending Balance			-20.00
46000 Credit On Acct Reimburse	6/1/02			Beginning Balance			-1,700.27
	6/4/02	R0605	CRJ	Barrett Business Service - T.I.		79.43	
	6/18/02	R0622	CRJ	Barrett Business Service - T.		79.43	
	6/27/02	R0617	CRJ	Barrett Business Service - T.		158.86	
				Current Period Change		317.72	-317.72
	6/30/02			Ending Balance			-2,017.99
50500 Raw Material Purchases	6/1/02			Beginning Balance			25,799.96
	6/3/02	R0607W	CDJ	United Productions, Inc.	3,653.78		
	6/4/02	R0606W	CDJ	United Productions, Inc.	6,805.94		
	6/27/02	2518	CDJ	United Productions, Inc.	4,212.00		
				Current Period Change	14,671.72		14,671.72
	6/30/02			Ending Balance			40,471.68
52500 Outside Commission	6/1/02			Beginning Balance			6,921.15
	6/4/02	R0508	CDJ	Skolnick Assoc	1,795.97		

HAMILTON-Biophile Companies
General Ledger
For the Period From Jun 1, 2002 to Jun 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	6/19/02	R0612	CDJ	River City Bank - Rem-Alsto	5,135.59		
				Current Period Change	6,931.56		6,931.56
	6/30/02			Ending Balance			13,852.71
57500 Cost of Sales-Freight	6/1/02			Beginning Balance			1,872.48
	6/30/02			Ending Balance			1,872.48
60100 Advertising Expense	6/1/02			Beginning Balance			58.00
	6/30/02			Ending Balance			58.00
60200	6/1/02			Beginning Balance			15,033.68
Advertising Expense (Sho	6/19/02	R0609	CDJ	River City Bank - Paris	279.76		
				Current Period Change	279.76		279.76
	6/30/02			Ending Balance			15,313.44
62000	6/1/02			Beginning Balance			25,782.79
Bank Charges	6/3/02	R0613W	CDJ	River City Bank - wire fee	35.00		
	6/4/02	R0614W	CDJ	River City Bank - wire fee	35.00		
	6/21/02	R0615W	CDJ	River City Bank - wire fee	12.00		
	6/30/02	R0616	CDJ	River City Bank - service char	15.00		
				Current Period Change	97.00		97.00
	6/30/02			Ending Balance			25,879.79
67000 Insurance Expense	6/1/02			Beginning Balance			4,295.62
	6/30/02			Ending Balance			4,295.62
68500	6/1/02			Beginning Balance			7,157.00
Legal and Professional Ex	6/7/02	2512	CDJ	Edward Cook	250.00		
	6/26/02	2517	CDJ	Edward Cook - on acct.	500.00		
				Current Period Change	750.00		750.00
	6/30/02			Ending Balance			7,907.00
69000 Licenses Expense	6/1/02			Beginning Balance			40.00
	6/30/02			Ending Balance			40.00
70000 Maintenance Expense	6/1/02			Beginning Balance			11.79
	6/30/02			Ending Balance			11.79
70700 MotorSports	6/1/02			Beginning Balance			1,887.06
	6/30/02			Ending Balance			1,887.06
71000	6/1/02			Beginning Balance			699.23
Office Expense	6/5/02	2514	CDJ	Bank of America - cc	230.00		
				Current Period Change	230.00		230.00
	6/30/02			Ending Balance			929.23

HAMILTON-Biophile Companies
General Ledger
For the Period From Jun 1, 2002 to Jun 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
72100	6/1/02			Beginning Balance			1,575.20
Payroll	6/3/02	2510	CDJ	River City Bank	3,295.60		
	6/6/02	2515	CDJ	River City Bank	2,950.40		
	6/18/02	R0611	CDJ	River City Bank	3,295.60		
	6/27/02	R0610	CDJ	River City Bank	3,295.60		
				Current Period Change	12,837.20		12,837.20
	6/30/02			Ending Balance			14,412.40
73500	6/1/02			Beginning Balance			290.00
Postage Expense	6/30/02			Ending Balance			290.00
74000	6/1/02			Beginning Balance			31,611.00
Rent or Lease Expense	6/30/02			Ending Balance			31,611.00
74500	6/1/02			Beginning Balance			60.00
Repairs Expense	6/30/02			Ending Balance			60.00
75300	6/1/02			Beginning Balance			6,000.00
Stock Transfer	6/30/02			Ending Balance			6,000.00
75600	6/1/02			Beginning Balance			500.00
Plant Supply Cost	6/30/02			Ending Balance			500.00
76000	6/1/02			Beginning Balance			6,684.95
Telephone Expense	6/4/02	2511	CDJ	Pacific Bell	202.69		
				Current Period Change	202.69		202.69
	6/30/02			Ending Balance			6,887.64
76500	6/1/02			Beginning Balance			7,238.00
Travel Expense	6/30/02			Ending Balance			7,238.00
78000	6/1/02			Beginning Balance			2,753.97
Utilities Expense	6/30/02			Ending Balance			2,753.97
89000	6/1/02			Beginning Balance			19,443.15
Other Expense	6/5/02	2513	CDJ	US Bank - Ed's CC	100.00		
				Current Period Change	100.00		100.00
	6/30/02			Ending Balance			19,543.15

600
2448
3936
6984.00
- 708.32
6275.68

HAMILTON-Biophile Companies
Account Reconciliation
As of Jun 30, 2002
10200 - River City Acct #28206
Bank Statement Date: June 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<1,191.33>
Add: Cash Receipts				38,906.19
Less: Cash Disbursements				<36,099.93>
Add <Less> Other				
Ending GL Balance				1,614.93
Ending Bank Balance				4,656.94
Add back deposits in transit				
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
Total outstanding checks				<3,783.13>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				1,614.93

12696.21

17353.15

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions						
Checks and Payments - 11 items						
Check	4/25/2002	2498	Palais Des Congres...	X	-485.78	-485.78
Check	5/23/2002	2507	Secretary of State	X	-20.00	-505.78
Check	5/29/2002	2509	Central Freight Lines	X	-449.74	-955.52
Check	6/1/2002	2510	River City Bank	X	-3,295.60	-4,251.12
Check	6/4/2002	2511	Pacific Bell	X	-202.69	-4,453.81
Check	6/5/2002	2513	REI	X	-100.00	-4,553.81
Check	6/5/2002	2514	REI	X	-230.00	-4,783.81
Check	6/5/2002	2512	Edward L. Cook CPA	X	-250.00	-5,033.81
Check	6/6/2002	2515	River City Bank	X	-2,950.40	-7,984.21
Check	6/26/2002	2517	Edward L. Cook CPA	X	-500.00	-8,484.21
Check	6/27/2002	2518	River City Bank	X	-4,212.00	-12,696.21
Total Checks and Payments					-12,696.21	-12,696.21
Total Cleared Transactions					-12,696.21	-12,696.21
Cleared Balance					-12,696.21	-12,696.21
Uncleared Transactions						
Checks and Payments - 19 items						
Check	12/31/2001		Unknown		-25.00	-25.00
Check	1/24/2002	2439	FedEx		-509.71	-534.71
Check	3/8/2002		NexTel		-1,283.14	-1,817.85
Check	4/4/2002	2475	Qwest		-230.00	-2,047.85
Check	4/23/2002	2495	NexTel		-1,735.28	-3,783.13
General Journal	5/31/2002	2		X	-1,191.33	-4,974.46
General Journal	5/31/2002	50		X	-490.00	-5,464.46
General Journal	5/31/2002	46		X	-251.12	-5,715.58
Check	6/3/2002		River City Bank	X	-35.00	-5,750.58
Check	6/3/2002		United Productions	X	-3,653.78	-9,404.36
Check	6/4/2002		Skolnick	X	-1,795.97	-11,200.33
Check	6/4/2002		River City Bank	X	-6,805.94	-18,006.27
Check	6/4/2002		River City Bank	X	-35.00	-18,041.27
Check	6/18/2002		River City Bank	X	-3,295.60	-21,336.87
Check	6/19/2002		River City Bank	X	-279.76	-21,616.63
Check	6/19/2002		United Productions	X	-5,135.59	-26,752.22
Check	6/21/2002		River City Bank	X	-12.00	-26,764.22
Check	6/27/2002		River City Bank	X	-3,295.60	-30,059.82
Check	6/28/2002		River City Bank	X	-15.00	-30,074.82
Total Checks and Payments					-30,074.82	-30,074.82
Deposits and Credits - 20 items						
Deposit	12/31/2001		Unknown	X	25.00	25.00
Deposit	3/1/2002		Unknown		251.12	276.12
Deposit	5/24/2002		John Fitzgerald		490.00	766.12
General Journal	5/31/2002	49		X	20.00	786.12
General Journal	5/31/2002	48		X	935.52	1,721.64
General Journal	5/31/2002	45		X	509.71	2,231.35
General Journal	5/31/2002	47		X	3,248.42	5,479.77
Deposit	6/3/2002		Advanced Weld Desi...	X	300.00	5,779.77
Deposit	6/3/2002		Alsto's Handy Helpers	X	6,275.68	12,055.45
Deposit	6/4/2002		Gaiam, Inc.	X	11,664.00	23,719.45
Deposit	6/4/2002		Barrett Business Ser...	X	79.43	23,798.88
Deposit	6/4/2002		California Secretary ...	X	20.00	23,818.88
Deposit	6/18/2002		Rent	X	350.00	24,168.88
Deposit	6/18/2002		Alsto's Handy Helpers	X	4,248.00	28,416.88
Deposit	6/18/2002		Barrett Business Ser...	X	79.43	28,496.31
Deposit	6/19/2002		Remington Products	X	4,530.79	33,027.10
Deposit	6/21/2002		Greg Gilbert	X	4,000.00	37,027.10
Deposit	6/27/2002		Luminescence	X	3,000.00	40,027.10

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Deposit	6/27/2002		Silvo Home	X	4,200.00	44,227.10
Deposit	6/27/2002		Barrett Business Ser...	X	158.86	44,385.96
Total Deposits and Credits					44,385.96	44,385.96
Total Uncleared Transactions					14,311.14	14,311.14
Register Balance as of 06/30/2002					1,614.93	1,614.93
New Transactions						
Checks and Payments - 207 items						
Check	7/1/2002	2520	Tim Perkins		-150.00	-150.00
Check	7/1/2002	2519	Pacific Bell		-588.28	-738.28
Check	7/1/2002	2521	River City Bank		-4,223.36	-4,961.64
Check	7/3/2002	2523	Mint Media		-530.00	-5,491.64
Check	7/3/2002	2522	Edward L. Cook CPA		-750.00	-6,241.64
Check	7/10/2002		River City Bank		-500.00	-6,741.64
Check	7/11/2002	2524	River City Bank		-1,320.40	-8,062.04
Check	7/11/2002		River City Bank		-12.00	-8,074.04
Check	7/12/2002	2525	Vicki Gilbert		-5,300.00	-13,374.04
Check	7/12/2002	2526	Edward L. Cook CPA		-650.00	-14,024.04
Check	7/18/2002	2527	FedEx		-326.33	-14,350.37
Check	7/18/2002	2528	Edward L. Cook CPA		-100.00	-14,450.37
Check	7/19/2002	2529	Edward L. Cook CPA		-1,000.00	-15,450.37
Check	7/23/2002		Luminescence		-4,400.00	-19,850.37
Check	7/25/2002	2530	Home Depot		-149.66	-20,000.03
Check	7/25/2002		River City Bank		-6.00	-20,006.03
Check	7/31/2002		River City Bank		-15.00	-20,021.03
Check	8/1/2002	2531	River City Bank		-337.00	-20,358.03
Check	8/8/2002	2533	James J. Boyle Com...		-726.00	-21,084.03
Check	8/8/2002	2532	River City Bank		-810.20	-21,894.23
Check	8/16/2002	2541	Chase Bank		-215.00	-22,109.23
Check	8/16/2002	2535	Vicki Gilbert		-2,000.00	-24,109.23
Check	8/16/2002	2534	Edward L. Cook CPA		-1,000.00	-25,109.23
Check	8/20/2002	2540	River City Bank		-1,195.00	-26,304.23
Check	8/20/2002	2543	Michael Arcangell		-3,300.00	-29,604.23
Check	8/20/2002	2542	U.S. Bank		-75.00	-29,679.23
Check	8/26/2002	2544	Edward L. Cook CPA		-200.00	-29,879.23
Check	8/28/2002		River City Bank		-15.00	-29,894.23
Check	8/30/2002	2545	Thomas Mehl		-2,500.00	-32,394.23
Check	8/30/2002	2546	Thomas Mehl		-2,500.00	-34,894.23
Check	9/3/2002	2552	Sprint PCS		-250.00	-35,144.23
Check	9/3/2002	2551	Sprint PCS		-201.62	-35,345.85
Check	9/3/2002	2554	SureWest		-348.72	-35,694.57
Check	9/3/2002	2550	Edward L. Cook CPA		-2,000.00	-37,694.57
Check	9/3/2002	2549	Vicki Gilbert		-4,000.00	-41,694.57
Check	9/3/2002	2547	McClellan Park		-6,760.00	-48,454.57
Check	9/3/2002		River City Bank		-12.00	-48,466.57
Check	9/3/2002	2553	S.M.U.D.		-2,500.00	-50,966.57
Check	9/3/2002	2558	Barrett Business Ser...		-3,295.60	-54,262.17
Check	9/3/2002	2557	Wells Fargo Leasing		-1,407.44	-55,669.61
Check	9/3/2002	2555	Bank of America		-2,055.00	-57,724.61
Check	9/4/2002	2560	McClellan Park		-6,760.00	-64,484.61
Check	9/9/2002		River City Bank		-19.00	-64,503.61
Check	9/16/2002	2556	McClellan Park		-6,760.00	-71,263.61
Check	9/17/2002	2563	River City Bank		-1,965.60	-73,229.21
Check	9/17/2002	2564	Motorsports		-1,207.00	-74,436.21
Check	9/18/2002	2565	BFI		-100.00	-74,536.21
Check	9/23/2002	2566	Pacific Bell		-244.40	-74,780.61
Check	9/30/2002		River City Bank		-15.00	-74,795.61
Check	10/1/2002	2567	Motorsports		-100.00	-74,895.61
Check	10/2/2002	2568	Motorsports		-150.00	-75,045.61
Check	10/7/2002	2569	Edward L. Cook CPA		-100.00	-75,145.61
Check	10/9/2002	2576	Rex Utley		-261.34	-75,406.95
Check	10/9/2002	2575	Richard Craft		-1,500.00	-76,906.95
Check	10/9/2002	2574	Hamilton-Clarke Indu...		-1,200.00	-78,106.95
Check	10/9/2002	2577	Motorsports		-346.32	-78,453.27

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Check	10/9/2002	2573	Edward L. Cook CPA		-1,000.00	-79,453.27
Check	10/9/2002	2571	McClellan Park		-6,760.00	-86,213.27
Check	10/9/2002	2570	Vicki Gilbert		-3,600.00	-89,813.27
Check	10/9/2002		River City Bank		-12.00	-89,825.27
Check	10/9/2002	2578	Walmer's Machine S...		-285.58	-90,110.85
Check	10/9/2002	2579	BFI		-230.05	-90,340.90
Check	10/9/2002	2580	River City Bank		-3,395.60	-93,736.50
Check	10/9/2002	2572	Hamilton-Clarke Indu...		-1,000.00	-94,736.50
Check	10/10/2002	2581	Edward L. Cook CPA		-155.42	-94,891.92
Check	10/15/2002	2583	Motorsports		-1,100.00	-95,991.92
Check	10/16/2002	2584	United Productions		-5,054.40	-101,046.32
Check	10/24/2002	2585	American Stock Tra...		-100.00	-101,146.32
Check	10/25/2002		Bank of America		-500.00	-101,646.32
Check	10/28/2002		Bank of America		-505.00	-102,151.32
Check	11/1/2002	2586	Thomas Mehl		-2,500.00	-104,651.32
Check	11/1/2002		River City Bank		-15.00	-104,666.32
Check	11/12/2002		River City Bank		-12.00	-104,678.32
Check	11/12/2002	2587	McClellan Park		-6,760.00	-111,438.32
Check	11/12/2002	2588	Vicki Gilbert		-4,000.00	-115,438.32
Check	11/12/2002	2589	Sprint PCS		-356.94	-115,795.26
Check	11/13/2002	2592	B & M Telephone		-1,000.00	-116,795.26
Check	11/14/2002	2593	Rex Utley		-480.00	-117,275.26
Check	11/14/2002	2591	James Taylor		-480.00	-117,755.26
Check	11/14/2002	2590	Edward Iaconis		-400.00	-118,155.26
Check	11/19/2002	2595	John Fitzgerald		-50.00	-118,205.26
Check	11/19/2002	2594	Richard Craft		-60.00	-118,265.26
Check	11/22/2002	2598	James J. Boyle & Co		-417.80	-118,683.06
Check	11/22/2002	2597	Trina Lambertson		-260.00	-118,943.06
Check	11/22/2002	2596	James Taylor		-480.00	-119,423.06
Check	11/22/2002	2599	John Fitzgerald		-400.00	-119,823.06
Check	11/26/2002	2600	Bank of America		-1,155.00	-120,978.06
Check	11/27/2002	2601	American Bank Note...		-100.00	-121,078.06
Check	11/27/2002	2602	James Taylor		-480.00	-121,558.06
Check	11/27/2002	2603	John Fitzgerald		-400.00	-121,958.06
Check	11/27/2002	2604	Trina Lambertson		-260.00	-122,218.06
Check	12/5/2002	2606	S.M.U.D.		-5,002.00	-127,220.06
Check	12/5/2002	2605	SureWest		-795.42	-128,015.48
Check	12/5/2002		River City Bank		-12.00	-128,027.48
Check	12/5/2002	2612	Edward L. Cook CPA		-1,500.00	-129,527.48
Check	12/5/2002	2608	Thomas Mehl		-2,500.00	-132,027.48
Check	12/5/2002	2609	Vicki Gilbert		-2,500.00	-134,527.48
Check	12/5/2002	2615	McClellan Park		-3,380.00	-137,907.48
Check	12/5/2002	2613	Richard Craft		-1,500.00	-139,407.48
Check	12/5/2002	2614	United Productions		-2,108.92	-141,516.40
Check	12/6/2002	2616	John Fitzgerald		-400.00	-141,916.40
Check	12/6/2002	2617	Rex Utley		-480.00	-142,396.40
Check	12/6/2002	2618	James Taylor		-480.00	-142,876.40
Check	12/6/2002	2619	US Postmaster		-715.08	-143,591.48
Check	12/6/2002	2620	Monarch Color Service		-200.00	-143,791.48
Check	12/10/2002	2621	Richard Craft		-500.00	-144,291.48
Check	12/11/2002	2622	Kent H. Landsberg		-1,540.00	-145,831.48
Check	12/11/2002	2623	Barrett Business Ser...		-2,171.80	-148,003.28
Check	12/16/2002		Motorsports		-200.00	-148,203.28
Check	12/17/2002		Motorsports		-200.00	-148,403.28
Check	12/26/2002	2626	Trina Lambertson		-260.00	-148,663.28
Check	12/26/2002	2625	James Taylor		-480.00	-149,143.28
Check	12/30/2002		Bank of America		-1,055.00	-150,198.28
Check	1/17/2003		River City Bank		-12.00	-150,210.28
Check	1/17/2003		Motorsports		-5,000.00	-155,210.28
Check	1/17/2003	2624	Smile		-120.00	-155,330.28
Check	1/17/2003	2627	James Taylor		-480.00	-155,810.28
Check	1/20/2003	2633	Edward L. Cook CPA		-1,500.00	-157,310.28
Check	1/20/2003	2632	Richard Craft		-1,500.00	-158,810.28
Check	1/20/2003	2631	Greg Gilbert		-3,000.00	-161,810.28
Check	1/20/2003	2629	Smile		-643.27	-162,453.55
Check	1/20/2003	2628	ISPC		-1,700.00	-164,153.55
Check	1/22/2003		River City Bank		-35.00	-164,188.55

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Check	1/22/2003		Thomas Mehl		-2,000.00	-166,188.55
Check	1/24/2003	2638	Trevor Gilbert		-200.00	-166,388.55
Check	1/24/2003	2634	BFI		-198.53	-166,587.08
Check	1/24/2003	2639	James Taylor		-480.00	-167,067.08
Check	1/24/2003	2637	Rex Utley		-480.00	-167,547.08
Check	1/24/2003	2640	Greg Gilbert		-75.00	-167,622.08
Check	1/24/2003	2636	Dave Applegarth		-500.00	-168,122.08
Check	1/24/2003	2635	Cole Cutler		-600.00	-168,722.08
Check	1/30/2003		Bank of America		-1,155.00	-169,877.08
Check	1/31/2003		River City Bank		-15.00	-169,892.08
Check	2/3/2003	2641	Barrett Business Ser...		-1,175.22	-171,067.30
Check	2/11/2003		River City Bank		-19.00	-171,086.30
Check	2/18/2003	2645	Wells Fargo Leasing		-344.68	-171,430.98
Check	2/28/2003		River City Bank		-15.00	-171,445.98
Check	3/14/2003		River City Bank		-12.00	-171,457.98
Check	3/17/2003	2658	Sunny Express		-736.82	-172,194.80
Check	3/17/2003	2656	Wells Fargo Leasing		-731.49	-172,926.29
Check	3/17/2003	2655	Rex Utley		-480.00	-173,406.29
Check	3/17/2003	2654	John Fitzgerald		-200.00	-173,606.29
Check	3/17/2003	2653	Edward Iaconis		-300.00	-173,906.29
Check	3/17/2003	2652	Edward Iaconis		-600.00	-174,506.29
Check	3/17/2003	2651	Carol Dobbins		-100.00	-174,606.29
Check	3/17/2003	2650	James Taylor		-960.00	-175,566.29
Check	3/17/2003	2649	Dave Applegarth		-500.00	-176,066.29
Check	3/17/2003	2648	Cole Cutler		-1,200.00	-177,266.29
Check	3/17/2003	2646	Trevor Gilbert		-400.00	-177,666.29
Check	3/17/2003	2644	Travis Gilbert		-200.00	-177,866.29
Check	3/17/2003	2643	Greg Gilbert		-1,550.00	-179,416.29
Check	3/17/2003	2642	McClellan Park		-13,520.00	-192,936.29
Check	3/17/2003	2657	Richard Craft		-1,000.00	-193,936.29
Check	3/31/2003		River City Bank		-15.00	-193,951.29
Check	4/1/2003	2659	Unknown		-171.00	-194,122.29
Check	4/30/2003	2660	Barrett Business Ser...		-825.00	-194,947.29
Check	4/30/2003		River City Bank		-15.00	-194,962.29
Check	5/6/2003	2661	USW		-397.79	-195,360.08
Check	5/6/2003	2662	Richard Craft		-300.00	-195,660.08
Check	5/16/2003		Motorsports		-1,300.00	-196,960.08
Check	5/16/2003		River City Bank		-12.00	-196,972.08
Check	5/21/2003	2263	Greg Gilbert		-4,000.00	-200,972.08
Check	5/23/2003	2666	Hamilton-Clarke Indu...		-150.00	-201,122.08
Check	5/23/2003	2664	Unknown		-69.45	-201,191.53
Check	5/23/2003	2665	Thomas Mehl		-1,000.00	-202,191.53
Check	5/29/2003	2667	Motorsports		-2,000.00	-204,191.53
Check	5/30/2003		River City Bank		-15.00	-204,206.53
Check	6/4/2003	2670	Chase Bank		-278.00	-204,484.53
Check	6/4/2003	2668	Richard Craft		-500.00	-204,984.53
Check	6/4/2003	2671	Edward L. Cook CPA		-525.00	-205,509.53
Check	6/6/2003	2672	Hamilton-Clarke Indu...		-100.00	-205,609.53
Check	6/6/2003	2673	Edward Iaconis		-200.00	-205,809.53
Check	6/11/2003		Motorsports		-600.00	-206,409.53
Check	6/13/2003		River City Bank		-19.00	-206,428.53
Check	7/1/2003		River City Bank		-15.00	-206,443.53
Check	7/31/2003		River City Bank		-15.00	-206,458.53
Check	8/19/2003	2677	Pacific Bell		-669.73	-207,128.26
Check	8/19/2003	2676	SureWest		-385.68	-207,513.94
Check	8/19/2003	2675	Morgan & Associates		-673.89	-208,187.83
Check	8/19/2003	2678	Hamilton-Clarke Indu...		-250.00	-208,437.83
Check	8/20/2003	2683	Rex Utley		-35.00	-208,472.83
Check	8/20/2003	2679	Advance Laser Rech...		-128.17	-208,601.00
Check	8/20/2003	2680	Office Depot		-30.51	-208,631.51
Check	8/20/2003	2682	Circuit City		-1,799.39	-210,430.90
Check	8/22/2003	2685	Edward Iaconis		-100.00	-210,530.90
Check	8/22/2003	2686	Edward Iaconis		-300.00	-210,830.90
Check	8/22/2003	2687	Chase Bank		-600.00	-211,430.90
Check	8/27/2003	2689	James J. Boyle & Co		-400.00	-211,830.90
Check	8/27/2003	2688	Edward L. Cook CPA		-300.00	-212,130.90
Check	8/29/2003	2690	Edward L. Cook CPA		-300.00	-212,430.90

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Check	8/29/2003		River City Bank		-15.00	-212,445.90
Check	9/2/2003	2691	Office Depot		-74.72	-212,520.62
Check	9/4/2003	2692	Edward L. Cook CPA		-300.00	-212,820.62
Check	9/4/2003	2693	Pacific Rim Asset Gr...		-175.00	-212,995.62
Check	9/10/2003	2694	Edward L. Cook CPA		-300.00	-213,295.62
Check	9/11/2003	2695	Edward L. Cook CPA		-81.30	-213,376.92
Check	9/12/2003	2681	Unknown		-68.96	-213,445.88
Check	9/12/2003	2696	Bulbman		-44.61	-213,490.49
Check	9/15/2003	2697	Fry's		-90.45	-213,580.94
Check	9/17/2003	2698	Edward L. Cook CPA		-300.00	-213,880.94
Check	9/22/2003	2699	US Postmaster		-47.82	-213,928.76
Check	9/23/2003	2700	Edward L. Cook CPA		-300.00	-214,228.76
Check	9/30/2003		River City Bank		-15.00	-214,243.76
Check	10/1/2003	2701	Chase Bank		-293.00	-214,536.76
Check	10/7/2003	2702	Edward L. Cook CPA		-175.00	-214,711.76
Check	10/31/2003		River City Bank		-15.00	-214,726.76
Check	11/28/2003		River City Bank		-15.00	-214,741.76
Total Checks and Payments					-214,741.76	-214,741.76
Deposits and Credits - 84 items						
Deposit	7/1/2002		Greg Gilbert		4,223.36	4,223.36
Deposit	7/11/2002		Carla Fernandez		28.44	4,251.80
Deposit	7/11/2002		Barrett Business Ser...		158.86	4,410.66
Deposit	7/11/2002		American Lab Syste...		1,200.00	5,610.66
Deposit	7/11/2002		Greg Gilbert		5,308.73	10,919.39
Deposit	7/18/2002		Unknown		31.90	10,951.29
Deposit	7/18/2002		Barrett Business Ser...		79.43	11,030.72
Deposit	7/18/2002		Luminescence		4,400.00	15,430.72
Deposit	8/1/2002		Barrett Business Ser...		79.43	15,510.15
Deposit	8/1/2002		Barrett Business Ser...		79.43	15,589.58
Deposit	8/1/2002		McMaster & Carr		349.21	15,938.79
Deposit	8/1/2002		Amazon		576.00	16,514.79
Deposit	8/8/2002		Unknown		42.90	16,557.69
Deposit	8/8/2002		Iaconis, Ed		800.00	17,357.69
Deposit	8/8/2002		Barrett Business Ser...		79.43	17,437.12
Deposit	8/8/2002		Unknown		13.00	17,450.12
Deposit	8/15/2002		Metabolic Industries		8,000.00	25,450.12
Check	8/16/2002	2539	S.M.U.D.			25,450.12
Check	8/16/2002	2538	McClellan Park			25,450.12
Check	8/16/2002		Void			25,450.12
Check	8/16/2002		S.M.U.D.			25,450.12
Check	8/16/2002	2536	McClellan Park			25,450.12
Deposit	8/22/2002		Barrett Business Ser...		79.43	25,529.55
Deposit	8/22/2002		Barrett Business Ser...		79.43	25,608.98
Deposit	8/28/2002		Barrett Business Ser...		79.43	25,688.41
Deposit	8/28/2002		Motorsports		2,500.00	28,188.41
Check	8/30/2002	2548	Void			28,188.41
Deposit	9/3/2002		PCIC Co Ltd		22,950.00	51,138.41
Check	9/4/2002	2559	Void			51,138.41
Deposit	9/5/2002		Barrett Business Ser...		79.43	51,217.84
Deposit	9/5/2002		Advanced Weld Desi...		200.00	51,417.84
Deposit	9/5/2002		Nardo Zaias		4,900.00	56,317.84
Deposit	9/5/2002		McClellan Park		6,760.00	63,077.84
Check	9/6/2002	2561	Void			63,077.84
Deposit	9/10/2002		Hydraulics Internatio...		2,101.13	65,178.97
Deposit	9/10/2002		TGM Airepairs, Inc		1,775.00	66,953.97
Check	9/17/2002	2562	Void			66,953.97
Deposit	9/17/2002		Alsto's Handy Helpers		3,360.00	70,313.97
Deposit	9/23/2002		Barrett Business Ser...		158.86	70,472.83
Deposit	10/3/2002		Barrett Business Ser...		79.43	70,552.26
Deposit	10/9/2002		PCIC Co Ltd		19,982.00	90,534.26
Check	10/15/2002	2582	Void		0.00	90,534.26
Deposit	10/16/2002		Barrett Business Ser...		79.43	90,613.69
Deposit	10/16/2002		Barrett Business Ser...		79.43	90,693.12
Deposit	10/16/2002		Gaiam, Inc.		7,776.00	98,469.12
Deposit	10/28/2002		Barrett Business Ser...		158.86	98,627.98
Deposit	10/28/2002		Unknown		66.85	98,694.83

11:53 AM

01/20/04

Hamilton Biophile Companies
Reconciliation Detail
River City Bank, Period Ending 06/30/2002

Type	Date	Num	Name	Clr	Amount	Balance
Deposit	11/4/2002		Hamilton-Clarke Indu...		1,500.00	100,194.83
Deposit	11/6/2002		System Design		50.00	100,244.83
Deposit	11/12/2002		PCIC Co Ltd		19,982.00	120,226.83
Deposit	11/15/2002		Ed Kuntz		216.00	120,442.83
Deposit	12/4/2002		PCIC Co Ltd		19,982.00	140,424.83
Check	12/5/2002	2611	Void			140,424.83
Deposit	12/5/2002		Aisto's Handy Helpers		3,244.50	143,669.33
Check	12/5/2002	2610	Void			143,669.33
Deposit	12/5/2002		Carlson, John & Moira		41.00	143,710.33
Deposit	12/12/2002		Unknown		43.22	143,753.55
Deposit	12/12/2002		Unknown		18.95	143,772.50
Deposit	12/20/2002		Unknown		500.00	144,272.50
Deposit	12/20/2002		Ruth Wilson		44.16	144,316.66
Deposit	12/30/2002		Hamilton-Clarke Indu...		200.00	144,516.66
Deposit	12/31/2002		Motorsports		600.00	145,116.66
Deposit	12/31/2002		Unknown		500.00	145,616.66
Deposit	1/17/2003		PCIC Co Ltd		19,982.00	165,598.66
Check	1/20/2003	2630	Void			165,598.66
Deposit	2/11/2003		Motorsports		1,000.00	166,598.66
Deposit	2/13/2003		Tobey, Terry		20.00	166,618.66
Deposit	2/13/2003		Papahronis		45.00	166,663.66
Deposit	2/13/2003		Foss, Irene		114.00	166,777.66
Deposit	2/13/2003		Unknown		78.00	166,855.66
Deposit	3/14/2003		PCIC Co Ltd		22,680.00	189,535.66
Deposit	3/26/2003		Patricia Rubinstein's ...		212.40	189,748.06
Deposit	4/25/2003		United Productions		1,000.00	190,748.06
Deposit	5/6/2003		Patricia Rubinstein's ...		189.11	190,937.17
Deposit	5/12/2003		Motorsports		200.00	191,137.17
Deposit	5/15/2003		Placer Insurance Ag...		2,101.00	193,238.17
Deposit	5/16/2003		PCIC Co Ltd		7,914.88	201,153.05
Deposit	5/27/2003		Patricia Rubinstein's ...		210.91	201,363.96
Check	6/4/2003	2669	Void			201,363.96
Deposit	6/17/2003		Motorsports		500.00	201,863.96
Deposit	8/19/2003		Medical Self Care, Inc.		5,901.74	207,765.70
Deposit	8/27/2003		Silvo Home		373.00	208,138.70
Deposit	8/27/2003		Bionica		1,799.36	209,938.06
Deposit	9/9/2003		Bionica		175.00	210,113.06
Total Deposits and Credits					210,113.06	210,113.06
Total New Transactions					-4,628.70	-4,628.70
Ending Balance					-3,013.77	-3,013.77

HAMILTON-Biophile Companies
Account Reconciliation
As of Jun 30, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: June 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				5,206.63
Ending Bank Balance				6,226.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,206.63

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 06/30/2002

		Nov 28, 03
Beginning Balance		0.00
Cleared Transactions		
Deposits and Credits - 2 items	6,226.23	
Total Cleared Transactions	6,226.23	
Cleared Balance		**6,226.23**
Uncleared Transactions		
Checks and Payments - 7 items	-1,019.60	
Total Uncleared Transactions	-1,019.60	
Register Balance as of 06/30/2002		**5,206.63**
Ending Balance		5,206.63

	Mar. 2002	Increase	Decrease	Apr. 2002	Increase	Decrease	May 2002	Increase	Decrease	Jun 2002
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	10,200.00			10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00	3,600.00		3,600.00			3,600.00		3,600.00	0.00
	0.00			0.00	600.00		600.00		600.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	178,395.09	19,272.00	7,837.86	189,829.23	11,580.00	2,592.00	198,817.23	708.32	30,378.79	169,146.76
Revenue Per PeachTree	29,520.00			19,272.00						29,520.00

107245.58

20,400

4200.00

195817.23

199,602.31
198,817.23
785.08

30

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11 ~~00-2004-A-11~~

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED 04 JAN 23 PM 2:58 CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 7/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	360,044	365,854	
	b. Total Assets	452,964	458,774	132,259
	c. Current Liabilities	85,028	83,635	
	d. Total Liabilities	1,896,631	195,238	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	28	38,906	2,973,779
	b. Total Disbursements	4,639	36,100	2,970,548
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(4,611)	2,806	3,230
	d. Cash Balance at Beginning of Month	7,841	5,035	0
	e. Cash Balance End of Month (c+d)	3,230	7,841	3,230
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(7,203)	-22,568	-27,479
5	Account Receivables (Pre and Post Petition)	169,147	169,146	
6	Post-Petition Liabilities	85,028	83,635	
7	Past Due Post-Petition Account Payables (over 30 days)	3856	3,856	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___.
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended July 31, 2002

Current Month Actual	Current Month Forecast	Current Month Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,549,924	
			2	less:Sales Returns & Allowances		
0			3	Net Sales	2,549,924	
			4	less: Cost of Goods Sold (Schedule 'B')	1,686,821	
0			5	Gross Profit	863,103	
			6	Interest	0	
			7	Other Income	109,984	
28			8		1,527	
			9		901	
28			10	**Total Revenues**	975,515	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
1,232			14	Contract Labor	42,286	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,860			16	Real Property	223,392	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,965	
3,377			24	Other Administrative	87,226	
(926)			25	Interest	6,132	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	92,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
588			31	Telephone & Utilities	54,606	
			32	Misc. Expenses & Adjustments	23,327	
			33		0	
			34		0	
7,231			35	**Total Expenses**	936,250	
(7,203)			36	**Subtotal**	39,265	
				Reorganization Items:		
			37	Professional Fees	67,000	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	66,744	
(7,203)			44	**Net Profit (Loss) Before Federal & State Taxes**	(27,479)	
			45	Federal & State Income Taxes	0	
(7,203)			46	**Net Profit (Loss)**	(27,479)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 07/31/02

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		3,230
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		169,147
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		172,667
9	**Total Current Assets**		360,044
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		452,964

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Revised 3/16/99

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		18,911
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		3,008
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		55,812
42	Metabolic Industries, Inc.		3,440
43			
44	**Total current Liabilities**		85,028
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	1,919
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,811,603
51	**Total Liabilities**		1,896,631
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,537,217
55	Cumulative profit/(loss) since filing case		-27,479
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		1
59	**Total Equity (Deficit)**		-1,443,667
60	**Total Liabilities and Equity (Deficit)**		$ 452,964

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days	9,300		
91+ Days	159,847		
Total accounts receivable/payable	169,147		
Allowance for doubtful accounts			
Accounts receivable (net)	169,147		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended July 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,935
2	Cash Received from Sales		2,434,772
3	Interest Received		0
4	Borrowings		280,282
5	Funds from Shareholders, Partners, or Other Insiders		12,000
6	Capital Contributions		99,980
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales		30,026
10	Other Income	28	6,079
11			0
			0
12	Total Cash Receipts	$28	$2,973,779
	Cash Disbursements		
13	Payments for Inventory	0	$1,359,140
14	Selling	0	357,847
15	Administrative	2,818	109,218
16	Capital Expenditures		0
17	Principal Payments on Debt		130,921
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	0	264,647
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	1,232	127,233
27	Attorney for Debtor and Miscellaneous		81,553
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,536
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	0	315,673
34	Advertising Costs		83,663
35	Trade Show Costs		33,040
36	Insurance Costs	0	43,464
37	Telephone & Utilities	588	55,674
			0
38	Total Cash Disbursements	$4,639	$2,970,548
39	**Net Increase (Decrease) in Cash**	($4,611)	$3,230
40	**Cash Balance, Beginning of Period**	$7,841	
41	**Cash Balance, End of Period**	$3,230	$3,230

6:40 PM

01/20/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of July 31, 2002

	Jul 31, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	2,211.25	
Total Checking/Savings	2,211.25	
Accounts Receivable		
Accounts Receivable	169,146.76	
Total Accounts Receivable	169,146.76	
Other Current Assets		
Inventory	10,000.00	
Motorsports	~~190,247.59~~	172,666.79
Prepaid Insurance	5,000.00	
Total Other Current Assets	~~205,247.59~~	187,666.79
Total Current Assets	~~376,605.60~~	359,024.80
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for Overpayment of Taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~469,525.39~~	451,944.59
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable	3,856.38	
Total Accounts Payable	3,856.38	
Credit Cards		
REI	-330.00	
Visa Bank of America	56,291.54	
Total Credit Cards	55,961.54	
Other Current Liabilities		
Chapter 11 Counsel	3,008.00	
Due to Officers	18,911.06	
Hamilton-Clarke Industries	~~17,580.80~~	
Metabolic Industries	3,440.30	
Suspense	-149.66	
Total Other Current Liabilities	~~42,790.50~~	25,209.70
Total Current Liabilities	~~102,608.42~~	85,027.62
Long Term Liabilities		
General Unsecured Claims	1,809,684.60	
Pre-Petition Liabilities	1,919.00	
Total Long Term Liabilities	1,811,603.60	
Total Liabilities	~~1,914,212.02~~	* 1896631.22
Equity		
Additional Paid In Capital	31,536,198.00	
Capital Stock	13,329,798.00	
Retained Earnings	-20,275.81	
Retained Surplus at Filing	-46,283,204.00	
Net Income	-7,202.82	
Total Equity	-1,444,686.63	
TOTAL LIABILITIES & EQUITY	469,525.39	451,944.59

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 07/31/2002

		Jul 31, 02
Beginning Balance		6,226.23
Cleared Balance		6,226.23
Uncleared Transactions		
Checks and Payments - 7 items	-1,019.60	
Total Uncleared Transactions	-1,019.60	
Register Balance as of 07/31/2002		**5,206.63**
Ending Balance		5,206.63

6:38 PM

01/20/04

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 01/31/2004

		Jul 31, 02
Beginning Balance		-12,696.21
Cleared Transactions		
Checks and Payments - 17 items	-20,041.03	
Deposits and Credits - 8 items	15,430.72	
Total Cleared Transactions	-4,610.31	
Cleared Balance		-17,306.52
Uncleared Transactions		
Checks and Payments - 19 items	-30,074.82	
Deposits and Credits - 20 items	44,385.96	
Total Uncleared Transactions	14,311.14	
Register Balance as of 01/31/2004		-2,995.38
Ending Balance		-2,995.38

Hamilton Biophile Companies
Profit & Loss
July 2002

	Jul 02
Ordinary Income/Expense	
Income	
Sales - Product	28.44
Total Income	28.44
Gross Profit	28.44
Expense	
Interest Expense	-826.34
Labor - Outside	1,232.11
Other Administrative	3,377.43
Rent	2,859.78
Telephone & Utilities	588.28
Total Expense	7,231.26
Net Ordinary Income	-7,202.82
Net Income	**-7,202.82**

HAMILTON-Biophile Companies
Account Reconciliation
As of Jul 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: July 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				5,206.63
Ending Bank Balance				6,226.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,206.63

HAMILTON-Biophile Companies
Account Reconciliation
As of Jul 31, 2002
10200 - River City Acct #28206
Bank Statement Date: July 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				1,614.93
Add: Cash Receipts				15,430.72
Less: Cash Disbursements				<20,041.03>
Add <Less> Other				
Ending GL Balance				<2,995.38>
Ending Bank Balance				46.63
Add back deposits in transit				
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
Total outstanding checks				<3,783.13>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<2,995.38>

HAMILTON-Biophile Companies
Account Reconciliation
As of Jul 31, 2002
10200 - River City Acct #28206
Bank Statement Date: July 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				1,614.93
Add: Cash Receipts				15,430.72
Less: Cash Disbursements				<20,041.03>
Add <Less> Other				
Ending GL Balance				<2,995.38>
Ending Bank Balance				46.63
Add back deposits in transit	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
Total outstanding checks				<3,783.13>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<2,995.38>

HAMILTON-Biophile Companies
Account Reconciliation
As of Jul 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: July 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				5,206.63
Ending Bank Balance				6,226.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				5,206.63

HAMILTON-Biophile Companies
General Ledger
For the Period From Jul 1, 2002 to Jul 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	7/1/02			Beginning Balance			-116.62
Petty Cash	7/31/02			Ending Balance			-116.62
10200	7/1/02			Beginning Balance			1,614.93
River City Acct #28206	7/1/02	R0709	CRJ	Gilbert, Vickilyn	4,223.36		
	7/1/02	2516	CDJ	Secretary of State		20.00	
	7/1/02	2520	CDJ	Tim Perkins		150.00	
	7/1/02	2521	CDJ	Vicki Gilbert		4,223.36	
	7/3/02	2523	CDJ	Mint Media		530.00	
	7/3/02	2522	CDJ	Edward Cook		750.00	
	7/10/02	R0719	CDJ	Metabolic Industries		500.00	
	7/11/02	R0701	CRJ	Barrett Business Service	158.86		
	7/11/02	R0702	CRJ	American Lab and Systems	1,200.00		
	7/11/02	R0703	CRJ	Fernandez, Manuel & Charla	28.44		
	7/11/02	R0704	CRJ	Gregory F. Gilbert	5,308.73		
	7/11/02	R0706	CRJ	Luminescence Catalog	4,400.00		
	7/11/02	R0710	CDJ	River City Bank		12.00	
	7/11/02	2524	CDJ	River City Bank		1,320.40	
	7/12/02	2525	CDJ	Vicki Gilbert		5,300.00	
	7/12/02	2526	CDJ	Edward Cook		650.00	
	7/18/02	R0707	CRJ	Nagel, Jeanne	31.90		
	7/18/02	R0708	CRJ	Barrett Business Service	79.43		
	7/18/02	2528	CDJ	Edward Cook		100.00	
	7/22/02	R0718	CDJ	Federal Express Corporation		326.33	
	7/22/02	2529	CDJ	Edward Cook		1,000.00	
	7/23/02	R0711	CDJ	Luminescence Catalog		4,400.00	
	7/23/02	R0712	CDJ	River City Bank		6.00	
	7/24/02	2530	CDJ	Home Depot		149.66	
	7/28/02	R0720	CDJ	Pacific Bell		588.28	
	7/31/02	R0717	CDJ	River City Bank		15.00	
				Current Period Change	15,430.72	20,041.03	-4,610.31
	7/31/02			Ending Balance			-2,995.38
10250	7/1/02			Beginning Balance			5,206.63
Mechanic's Bank Acct #3	7/31/02			Ending Balance			5,206.63
11000	7/1/02			Beginning Balance			169,146.76
Accounts Receivable	7/11/02	R0706	CRJ	Luminescence Catalog - Invoi		4,400.00	
				Current Period Change		4,400.00	-4,400.00
	7/31/02			Ending Balance			164,746.76
11100	7/1/02			Beginning Balance			-71.98
AR from Metabolic	7/31/02			Ending Balance			-71.98
12150	7/1/02			Beginning Balance			416,920.00
Finished Goods Inventory	7/31/02			Ending Balance			416,920.00
14200	7/1/02			Beginning Balance			114,108.94
Notes Receivable-HCI	7/31/02			Ending Balance			114,108.94
14300	7/1/02			Beginning Balance			-32,815.82
Notes Receivable-Met	7/10/02	R0719	CDJ	Metabolic Industries	500.00		
				Current Period Change	500.00		500.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Jul 1, 2002 to Jul 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	7/31/02			Ending Balance			-32,315.82
15100 Equipment	7/1/02			Beginning Balance			2,400.00
	7/31/02			Ending Balance			2,400.00
20000 Accounts Payable	7/1/02			Beginning Balance			-2,685.89
	7/31/02			Ending Balance			-2,685.89
21000 Accounts Payable- Met	7/1/02			Beginning Balance			10,000.00
	7/31/02			Ending Balance			10,000.00
22000 Notes Payable - Short Ter	7/1/02			Beginning Balance			-73,512.24
	7/31/02			Ending Balance			-73,512.24
23100 Sales Tax Payable	7/1/02			Beginning Balance			-8.98
	7/31/02			Ending Balance			-8.98
24500 Suspense	7/1/02			Beginning Balance			-22,000.00
	7/1/02	R0709	CRJ	Gilbert, Vickilyn		4,223.36	
	7/1/02	2521	CDJ	Vicki Gilbert	4,223.36		
	7/11/02	R0704	CRJ	Gregory F. Gilbert - personal		5,308.73	
				Current Period Change	4,223.36	9,532.09	-5,308.73
	7/31/02			Ending Balance			-27,308.73
24800 Other Current Liabilities	7/1/02			Beginning Balance			-13,000.00
	7/31/02			Ending Balance			-13,000.00
24850 Accounts Payable Chapter	7/1/02			Beginning Balance			-435,483.31
	7/31/02			Ending Balance			-435,483.31
39002 Beginning Balance Equity	7/1/02			Beginning Balance			-1,666,677.12
	7/31/02			Ending Balance			-1,666,677.12
39003 Common Stock	7/1/02			Beginning Balance			-13,329,798.00
	7/31/02			Ending Balance			-13,329,798.00
39004 Paid-in Capital	7/1/02			Beginning Balance			-31,551,158.00
	7/31/02			Ending Balance			-31,551,158.00
39005 Retained Earnings	7/1/02			Beginning Balance			46,319,912.44
	7/31/02			Ending Balance			46,319,912.44
39009	7/1/02			Beginning Balance			-59.98

HAMILTON-Biophile Companies
General Ledger
For the Period From Jul 1, 2002 to Jul 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
Bank Adustments Over/U							
	7/31/02			Ending Balance			-59.98
40000 Sales Finally Free	7/1/02			Beginning Balance			-11,640.00
	7/31/02			Ending Balance			-11,640.00
40100 Finally Free Wholesale	7/1/02			Beginning Balance			-95,295.96
	7/31/02			Ending Balance			-95,295.96
40200 Finally Free Retail	7/1/02			Beginning Balance			-218.90
	7/11/02	R0703	CRJ	Fernandez, Manuel & Charla		28.44	
	7/18/02	R0707	CRJ	Nagel, Jeanne		31.90	
				Current Period Change		60.34	-60.34
	7/31/02			Ending Balance			-279.24
40300 Misc Sales	7/1/02			Beginning Balance			
	7/11/02	R0702	CRJ	American Lab and Systems - i		1,200.00	
				Current Period Change		1,200.00	-1,200.00
	7/31/02			Ending Balance			-1,200.00
40800 Other Income	7/1/02			Beginning Balance			-4,543.87
	7/31/02			Ending Balance			-4,543.87
45400 Other Reimbursed	7/1/02			Beginning Balance			-20.00
	7/31/02			Ending Balance			-20.00
46000 Credit On Acct Reimburse	7/1/02			Beginning Balance			-2,017.99
	7/11/02	R0701	CRJ	Barrett Business Service - T.		158.86	
	7/18/02	R0708	CRJ	Barrett Business Service - T.I.		79.43	
				Current Period Change		238.29	-238.29
	7/31/02			Ending Balance			-2,256.28
50500 Raw Material Purchases	7/1/02			Beginning Balance			40,471.68
	7/31/02			Ending Balance			40,471.68
52500 Outside Commission	7/1/02			Beginning Balance			13,852.71
	7/31/02			Ending Balance			13,852.71
57500 Cost of Sales-Freight	7/1/02			Beginning Balance			1,872.48
	7/22/02	R0718	CDJ	Federal Express Corporation -	326.33		
				Current Period Change	326.33		326.33
	7/31/02			Ending Balance			2,198.81
60100 Advertising Expense	7/1/02			Beginning Balance			58.00
	7/31/02			Ending Balance			58.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Jul 1, 2002 to Jul 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
60200	7/1/02			Beginning Balance			15,313.44
Advertising Expense (Sho	7/31/02			Ending Balance			15,313.44
62000	7/1/02			Beginning Balance			25,879.79
Bank Charges	7/11/02	R0710	CDJ	River City Bank - wire fee	12.00		
	7/23/02	R0712	CDJ	River City Bank - chargeback	6.00		
	7/31/02	R0717	CDJ	River City Bank	15.00		
				Current Period Change	33.00		33.00
	7/31/02			Ending Balance			25,912.79
67000	7/1/02			Beginning Balance			4,295.62
Insurance Expense	7/31/02			Ending Balance			4,295.62
68500	7/1/02			Beginning Balance			7,907.00
Legal and Professional Ex	7/3/02	2522	CDJ	Edward Cook	750.00		
	7/12/02	2526	CDJ	Edward Cook - on acct.	650.00		
	7/18/02	2528	CDJ	Edward Cook	100.00		
	7/22/02	2529	CDJ	Edward Cook	1,000.00		
				Current Period Change	2,500.00		2,500.00
	7/31/02			Ending Balance			10,407.00
69000	7/1/02			Beginning Balance			40.00
Licenses Expense	7/1/02	2516	CDJ	Secretary of State	20.00		
				Current Period Change	20.00		20.00
	7/31/02			Ending Balance			60.00
70000	7/1/02			Beginning Balance			11.79
Maintenance Expense	7/31/02			Ending Balance			11.79
70700	7/1/02			Beginning Balance			1,887.06
MotorSports	7/31/02			Ending Balance			1,887.06
71000	7/1/02			Beginning Balance			929.23
Office Expense	7/31/02			Ending Balance			929.23
72100	7/1/02			Beginning Balance			14,412.40
Payroll	7/11/02	2524	CDJ	River City Bank	1,320.40		
				Current Period Change	1,320.40		1,320.40
	7/31/02			Ending Balance			15,732.80
73500	7/1/02			Beginning Balance			290.00
Postage Expense	7/31/02			Ending Balance			290.00
74000	7/1/02			Beginning Balance			31,611.00
Rent or Lease Expense	7/31/02			Ending Balance			31,611.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Jul 1, 2002 to Jul 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
74500	7/1/02			Beginning Balance			60.00
Repairs Expense	7/31/02			Ending Balance			60.00
75000	7/1/02			Beginning Balance			
Shop Expenses	7/24/02	2530	CDJ	Home Depot	149.66		
				Current Period Change	149.66		149.66
	7/31/02			Ending Balance			149.66
75300	7/1/02			Beginning Balance			6,000.00
Stock Transfer	7/31/02			Ending Balance			6,000.00
75600	7/1/02			Beginning Balance			500.00
Plant Supply Cost	7/31/02			Ending Balance			500.00
76000	7/1/02			Beginning Balance			6,887.64
Telephone Expense	7/28/02	R0720	CDJ	Pacific Bell	588.28		
				Current Period Change	588.28		588.28
	7/31/02			Ending Balance			7,475.92
76500	7/1/02			Beginning Balance			7,238.00
Travel Expense	7/31/02			Ending Balance			7,238.00
78000	7/1/02			Beginning Balance			2,753.97
Utilities Expense	7/31/02			Ending Balance			2,753.97
89000	7/1/02			Beginning Balance			19,543.15
Other Expense	7/1/02	2520	CDJ	Tim Perkins - Test stand movi	150.00		
	7/3/02	2523	CDJ	Mint Media - website design-	530.00		
	7/12/02	2525	CDJ	Vicki Gilbert - stock sale fro	5,300.00		
	7/23/02	R0711	CDJ	Luminescence Catalog - Char	4,400.00		
				Current Period Change	10,380.00		10,380.00
	7/31/02			Ending Balance			29,923.15

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Alsto	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	293.35			293.35			293.35			293.35
	4,248.00			4,248.00			4,248.00			4,248.00
	708.32			708.32			708.32			708.32
	0.00			0.00			0.00			0.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	576.00			576.00			576.00			576.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Gaim	0.00			0.00			0.00			0.00
	329.60			329.60			329.60			329.60
	4,320.00			4,320.00			4,320.00			4,320.00
	3,240.00			3,240.00			3,240.00			3,240.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Healthcare 21	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00			0.00			0.00
	2,400.00			2,400.00			2,400.00			2,400.00
	900.00			900.00			900.00			900.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	3,893.21			3,893.21			3,893.21			3,893.21
	7,776.00			7,776.00			7,776.00			7,776.00
	1,344.70			1,344.70			1,344.70			1,344.70
	5,184.00			5,184.00			5,184.00			5,184.00
	0.00			0.00			0.00			0.00
SMART	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	10,200.00			10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	169,146.76	0.00	0.00	169,146.76	0.00	0.00	########			########
Revenue Per PeachTree	29,520.00			29,520.00			29,520.00			29,520.00

5:44 PM
01/20/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of August 31, 2002

	Aug 31, 02
Equity	
Additional Paid In Capital	31,536,198.00
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,283,204.00
Net Income	-23,766.36
Total Equity	-1,461,250.17
TOTAL LIABILITIES & EQUITY	457,244.73

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Aisle	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	293.35			293.35			293.35			293.35
	4,248.00			4,248.00			4,248.00			4,248.00
	708.32			708.32			708.32			708.32
	0.00			0.00			0.00			0.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	576.00			576.00			576.00		576.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Galm	0.00			0.00			0.00			0.00
	329.60			329.60			329.60			329.60
	4,320.00			4,320.00			4,320.00			4,320.00
	3,240.00			3,240.00			3,240.00			3,240.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Healthcare 21	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00			0.00			0.00
	2,400.00			2,400.00			2,400.00			2,400.00
	900.00			900.00			900.00			900.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	3,893.21			3,893.21			3,893.21			3,893.21
	7,776.00			7,776.00			7,776.00			7,776.00
	1,344.70			1,344.70			1,344.70			1,344.70
	5,184.00			5,184.00			5,184.00			5,184.00
	0.00			0.00			0.00			0.00
SMART	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	10,200.00			10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	169,146.76	0.00	0.00	169,146.76	0.00	0.00	169,146.76			168,570.76
Revenue Per PeachTree	29,520.00			29,520.00			29,520.00			29,520.00

5:59 PM

01/20/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
August 2002

	Aug 02
Ordinary Income/Expense	
Cost of Goods Sold	
Finally Free Units - United Pro	337.00
Shipping In	726.00
Total COGS	1,063.00
Gross Profit	-1,063.00
Expense	
Labor - Outside	2,018.62
Other Administrative	1,225.00
Rent	2,868.26
Reorganization	9,203.44
Sales	-55.90
Telephone & Utilities	251.12
Total Expense	15,510.54
Net Ordinary Income	-16,573.54
Net Income	**-16,573.54**

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 07/31/2002

		Nov 28, 03
Beginning Balance		6,226.23
Cleared Transactions		
Checks and Payments - 2 items	-2,410.00	
Total Cleared Transactions		-2,410.00
Cleared Balance		**3,816.23**
Uncleared Transactions		
Checks and Payments - 7 items	-1,019.60	
Total Uncleared Transactions		-1,019.60
Register Balance as of 07/31/2002		**2,796.63**
Ending Balance		2,796.63